                                                                    VANECK ETF TRUST
This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectuses (each, a “Prospectus” and together, the “Prospectuses”) of each fund (each, a “Fund” and together, the “Funds”) listed below for the VanEck® ETF Trust (the “Trust”), relating to each of the series of the Trust listed below, as it may be revised from time to time.

Fund	Principal U.S. Listing Exchange	Ticker	Fiscal Year End*	Prospectus Date

Statement of Additional Information
February 1, 2026, as revised on February 20, 2026, March 20, 2026, April 8, 2026, May 1, 2026, May 6, 2026, June 1, 2026, June 22, 2026, August 18, 2026 and September 1, 2026
Alternative Asset Manager ETF	NYSE Arca, Inc.	GPZ	September 30th	February 1st
Biotech ETF	The NASDAQ Stock Market LLC	BBH	September 30th	February 1st
Commodity Strategy ETF	Cboe BZX Exchange, Inc.	PIT	September 30th	February 1st
Communication Services TruSector ETF	The NASDAQ Stock Market LLC	TRUC	September 30th	February 1st
Consumer Discretionary TruSector ETF	The NASDAQ Stock Market LLC	TRUD	September 30th	February 1st
Digital Transformation ETF	The NASDAQ Stock Market LLC	DAPP	September 30th	February 1st
Durable High Dividend ETF	Cboe BZX Exchange, Inc.	DURA	September 30th	February 1st
Energy Income ETF	NYSE Arca, Inc.	EINC	September 30th	February 1st
Environmental Services ETF	NYSE Arca, Inc.	EVX	September 30th	February 1st
Fabless Semiconductor ETF	The NASDAQ Stock Market LLC	SMHX	September 30th	February 1st
Long/Flat Trend ETF	NYSE Arca, Inc.	LFEQ	September 30th	February 1st
Morningstar Global Wide Moat ETF	Cboe BZX Exchange, Inc.	MOTG	September 30th	February 1st
Morningstar International Moat ETF	Cboe BZX Exchange, Inc.	MOTI	September 30th	February 1st
Morningstar SMID Moat ETF	Cboe BZX Exchange, Inc.	SMOT	September 30th	February 1st
Morningstar Wide Moat ETF	Cboe BZX Exchange, Inc.	MOAT®	September 30th	February 1st
Morningstar Wide Moat Value ETF	Cboe BZX Exchange, Inc.	MVAL	September 30th	February 1st
Pharmaceutical ETF	The NASDAQ Stock Market LLC	PPH	September 30th	February 1st
Real Assets ETF	NYSE Arca, Inc.	RAAX	September 30th	February 1st
Retail ETF	The NASDAQ Stock Market LLC	RTH	September 30th	February 1st
Robotics ETF	The NASDAQ Stock Market LLC	IBOT	September 30th	February 1st
Semiconductor ETF	The NASDAQ Stock Market LLC	SMH	September 30th	February 1st
Social Sentiment ETF	NYSE Arca, Inc.	BUZZ	September 30th	February 1st
Technology TruSector ETF	The NASDAQ Stock Market LLC	TRUT	September 30th	February 1st
Video Gaming and eSports ETF	The NASDAQ Stock Market LLC	ESPO	September 30th	February 1st

Fund	Principal U.S. Listing Exchange	Ticker	Fiscal Year End*	Prospectus Date
Statement of Additional Information May 1, 2026, as revised on May 6, 2026, June 1, 2026, June 22, 2026, August 18, 2026 and September 1, 2026
AA-BB CLO ETF	NYSE Arca, Inc.	CLOB	December 31st	May 1st
Africa Index ETF	NYSE Arca, Inc.	AFK	December 31st	May 1st
Agribusiness ETF	NYSE Arca, Inc.	MOO®	December 31st	May 1st
BDC Income ETF	NYSE Arca, Inc.	BIZD	December 31st	May 1st
Brazil Small-Cap ETF	NYSE Arca, Inc.	BRF	December 31st	May 1st
China Bond ETF	NYSE Arca, Inc.	CBON	December 31st	May 1st
ChiNext Innovators ETF[1]	NYSE Arca, Inc.	CNXT	December 31st	May 1st
CLO ETF	NYSE Arca, Inc.	CLOI	December 31st	May 1st
CMCI Commodity Strategy ETF	Cboe BZX Exchange, Inc.	CMCI	December 31st	May 1st
Copper and Electrification Metals ETF[2]	NYSE Arca, Inc.	EMET	December 31st	May 1st
Digital India ETF	NYSE Arca, Inc.	DGIN	December 31st	May 1st
India Growth Leaders ETF	NYSE Arca, Inc.	GLIN	December 31st	May 1st
Indonesia Index ETF	NYSE Arca, Inc.	IDX	December 31st	May 1st
International High Yield Bond ETF	NYSE Arca, Inc.	IHY	December 31st	May 1st
Israel ETF	NYSE Arca, Inc.	ISRA	December 31st	May 1st
J.P. Morgan EM Local Currency Bond ETF	NYSE Arca, Inc.	EMLC	December 31st	May 1st
Junior Gold Miners ETF	NYSE Arca, Inc.	GDXJ®	December 31st	May 1st
Low Carbon Energy ETF	NYSE Arca, Inc.	SMOG	December 31st	May 1st
Mortgage REIT Income ETF	NYSE Arca, Inc.	MORT	December 31st	May 1st
Natural Resources ETF	NYSE Arca, Inc.	HAP	December 31st	May 1st
Office and Commercial REIT ETF	NYSE Arca, Inc.	DESK	December 31st	May 1st
Oil Refiners ETF	NYSE Arca, Inc.	CRAK	December 31st	May 1st
Oil Services ETF	NYSE Arca, Inc.	OIH	December 31st	May 1st
Preferred Securities ex Financials ETF	NYSE Arca, Inc.	PFXF	December 31st	May 1st
Rare Earth and Strategic Metals ETF	NYSE Arca, Inc.	REMX	December 31st	May 1st
Russia ETF[3]	Not Applicable	RSX	December 31st	May 1st
Russia Small-Cap ETF[3]	Not Applicable	RSXJ	December 31st	May 1st
Uranium and Nuclear ETF	NYSE Arca, Inc.	NLR	December 31st	May 1st
Vietnam ETF	Cboe BZX Exchange, Inc.	VNM	December 31st	May 1st
Statement of Additional Information September 1, 2026
CEF Muni Income ETF	Cboe BZX Exchange, Inc.	XMPT	April 30th	September 1st
Emerging Markets High Yield Bond ETF	NYSE Arca, Inc.	HYEM	April 30th	September 1st
Fallen Angel High Yield Bond ETF	The NASDAQ Stock Market LLC	ANGL	April 30th	September 1st
Green Bond ETF	NYSE Arca, Inc.	GRNB	April 30th	September 1st
High Yield Muni ETF	Cboe BZX Exchange, Inc.	HYD	April 30th	September 1st
IG Floating Rate ETF	NYSE Arca, Inc.	FLTR	April 30th	September 1st
Intermediate Muni ETF	Cboe BZX Exchange, Inc.	ITM	April 30th	September 1st
Long Muni ETF	Cboe BZX Exchange, Inc.	MLN	April 30th	September 1st

Fund	Principal U.S. Listing Exchange	Ticker	Fiscal Year End*	Prospectus Date
Moody's Analytics BBB Corporate Bond ETF	Cboe BZX Exchange, Inc.	MBBB	April 30th	September 1st
Moody's Analytics IG Corporate Bond ETF	Cboe BZX Exchange, Inc.	MIG	April 30th	September 1st
Short High Yield Muni ETF	Cboe BZX Exchange, Inc.	SHYD	April 30th	September 1st
Short Muni ETF	Cboe BZX Exchange, Inc.	SMB	April 30th	September 1st
Statement of Additional Information
September 19, 2025, as revised on December 19, 2025, February 1, 2026, February 20, 2026, March 20, 2026, April 8, 2026, May 1, 2026, May 6, 2026, June 1, 2026, June 22, 2026, August 18, 2026 and September 1, 2026
Gold Miners ETF	NYSE Arca, Inc.	GDX®	December 31st	September 19th
Statement of Additional Information
December 19, 2025, as revised on February 1, 2026, February 20, 2026, March 20, 2026, April 8, 2026, May 1, 2026, May 6, 2026, June 1, 2026, June 22, 2026, August 18, 2026 and September 1, 2026
Steel ETF	NYSE Arca, Inc.	SLX	December 31st	December 19th
Statement of Additional Information February 20, 2026, as revised on March 20, 2026, April 8, 2026, May 1, 2026, May 6, 2026, June 1, 2026, June 22, 2026, August 18, 2026 and September 1, 2026
Consumer Staples TruSector ETF	The NASDAQ Stock Market LLC	TRUO	September 30th	February 20th
Energy TruSector ETF	The NASDAQ Stock Market LLC	TRUN	September 30th	February 20th
Financials TruSector ETF	The NASDAQ Stock Market LLC	TRUF	September 30th	February 20th
Healthcare TruSector ETF	The NASDAQ Stock Market LLC	TRUH	September 30th	February 20th
Industrials TruSector ETF	The NASDAQ Stock Market LLC	TRUI	September 30th	February 20th
Materials TruSector ETF	The NASDAQ Stock Market LLC	TRUM	September 30th	February 20th
Real Estate TruSector ETF	The NASDAQ Stock Market LLC	TRUR	September 30th	February 20th
Utilities TruSector ETF	The NASDAQ Stock Market LLC	TRUU	September 30th	February 20th
Statement of Additional Information March 20, 2026, as revised on April 8, 2026, May 1, 2026, May 6, 2026, June 1, 2026, June 22, 2026, August 18, 2026 and September 1, 2026
VanEck MSCI EAFE Analyst Sentiment ETF	The NASDAQ Stock Market LLC	VEFA	December 31st	March 20th
VanEck MSCI EM Analyst Sentiment ETF[4]	The NASDAQ Stock Market LLC	VEEM	December 31st	March 20th
Statement of Additional Information April 8, 2026, as revised on May 1, 2026, May 6, 2026, June 1, 2026, June 22, 2026, August 18, 2026 and September 1, 2026
VanEck Digital Native Economy ETF[5]	The NASDAQ Stock Market LLC	GENZ	September 30th	April 8th
Statement of Additional Information May 6, 2026, as revised on June 1, 2026, June 22, 2026, August 18, 2026 and September 1, 2026
VanEck Space ETF	The NASDAQ Stock Market LLC	WARP	September 30th	May 6th
Statement of Additional Information June 1, 2026, as revised on June 22, 2026, August 18, 2026 and September 1, 2026
VanEck Data Center Supply Chain ETF	Cboe BZX Exchange, Inc.	RACK	September 30th	June 1st

Fund	Principal U.S. Listing Exchange	Ticker	Fiscal Year End*	Prospectus Date
Statement of Additional Information June 22, 2026, as revised on August 18, 2026 and September 1, 2026
VanEck China Semiconductor ETF	The NASDAQ Stock Market LLC	SMHC	December 31st	June 22nd
Statement of Additional Information August 18, 2026, as revised on September 1, 2026
VanEck U.S. Equity Buffer ETF - July	NYSE Arca, Inc.	JULV	October 31st	August 18th
* Certain information provided in this SAI is indicated to be as of the end of a Fund’s last fiscal year or during a Fund’s last fiscal year. The term “last fiscal year” means the most recently completed fiscal year for each Fund.
1 Prior to May 1, 2026, VanEck® ChiNext Innovators ETF's name was “VanEck® ChiNext ETF.”
2 Prior to February 13, 2026, VanEck Copper and Electrification Metals ETF’s name was “VanEck® Green Metals ETF.” From February 13, 2026 to June 1, 2026, the Fund’s name was “VanEck® Copper and Green Metals ETF.”
3 On September 29, 2022, the Board of Trustees of the Trust (the “Board” or “Trustees”) unanimously voted to approve a Plan of Liquidation and Termination of each of VanEck Russia ETF and VanEck Russia Small-Cap ETF (together, the “Russia Funds”), contingent on receiving any necessary relief from the SEC. On December 28, 2022, the Securities and Exchange Commission (the “SEC”) granted exemptive relief to the Russia Funds permitting the Russia Funds to suspend the right of redemption with respect to their shares and, if necessary, postpone the date of payment of redemption proceeds with respect to redemption orders received but not yet paid until the Russia Funds complete the liquidation of their portfolios and distribute all their assets to remaining shareholders. The process of paying any proceeds of the liquidation was initiated on January 12, 2023. The Russia Funds will make one or more liquidating distributions. It is possible that the liquidation of the Russia Funds will take an extended period of time if circumstances involving Russian securities do not improve. While the Russia Funds are in the process of liquidating their portfolios, each of the Russia Funds will hold cash and securities that may not be consistent with their investment objectives and strategies and are likely to incur higher tracking error than is typical for each Russia Fund. Furthermore, because of the delisting of the Russia Funds from Cboe BZX Exchange, Inc., and the liquidation of the Russia Funds, the Russia Funds are no longer exchange-traded funds, and there will be no trading market for your shares. Upon payment of the final liquidating distribution, it is anticipated that the Russia Funds will be terminated. MarketVector™ Indexes GmbH discontinued the MVIS® Russia Index and the MVIS® Russia Small-Cap Index on July 31, 2023.
4 VanEck MSCI EM Analyst Sentiment ETF has not commenced operations as of the date of this SAI.

5 Prior to April 8, 2026, VanEck® Digital Native Economy ETF's name was “VanEck® Gaming ETF”.
A copy of each Prospectus may be obtained without charge by writing to the Trust or the Distributor (defined herein). The Trust’s address is 666 Third Avenue, 9th Floor, New York, New York 10017. Capitalized terms used herein that are not defined have the same meaning as in the Prospectuses, unless otherwise noted. The audited financial statements, including the financial highlights, appearing in the Trust’s most recent filing on Form N-CSR with the SEC for each Fund’s corresponding fiscal year end, are incorporated by reference into the section of this SAI entitled “Financial Statements”, unless otherwise specified. No other portions of any of the Trust’s Annual Reports, Semi-Annual Reports or filings on Form N-CSR are incorporated by reference or made part of this SAI.

Page
GENERAL DESCRIPTION OF THE TRUST	1
Creation and Redemption Features	4
INVESTMENT POLICIES AND RESTRICTIONS	7
General	7
FLEX Options	8
Municipal Securities	8
Repurchase Agreements	9
Reverse Repurchase Agreements	10
Futures Contracts and Options	10
Swaps	11
SEC Regulatory Matters	12
Warrants and Subscription Rights	13
Currency Forwards	13
Convertible Securities	13
Initial Public Offerings	13
Special Purpose Acquisition Companies	14
Market Risk	14
Structured Notes	15
Participation Notes	15
Indian SEBI Takeover Regulations	15
Collateralized Loan Obligations	16
Future Developments	16
Investment Restrictions	16
Indian Investment Restrictions	22
SPECIAL CONSIDERATIONS AND RISKS	23
General	23
Specific Risks Applicable to the Municipal Funds and VanEck CEF Muni Income ETF	25
Specific Risks Applicable to VanEck Russia ETF and VanEck Russia Small-Cap ETF	28
Tax Risks	29
U.S. Federal Tax Treatment of Certain Futures Contracts and Option Contracts	29
Concentration Considerations	29
Cyber Security	29
Securities Lending	30
Inability to Pass Through Deduction from MLPs (VanEck Energy Income ETF only)	30
Risks Relating to VanEck Digital India ETF and VanEck India Growth Leaders ETF	30
Special Risk Considerations of Investing in China (the China Funds only)	32
Special Risk Considerations of Investing in Chinese-Issued A-shares (the VanEck China Semiconductor ETF and VanEck ChiNext Innovators ETF only)	34
PRC Custodian Risks	37
Stock Connect Program Risks (VanEck China Semiconductor ETF, VanEck ChiNext Innovators ETF, VanEck Copper and Electrification Metals ETF and VanEck Rare Earth and Strategic Metals ETF only)	37
Bond Connect Risks (VanEck China Bond ETF only)	38
Chinese Variable Interest Entities Risks	39
Specific Risks Applicable to VanEck CMCI Commodity Strategy ETF, VanEck Commodity Strategy ETF and VanEck Real Assets ETF	39
EXCHANGE LISTING AND TRADING	43
BOARD OF TRUSTEES OF THE TRUST	44
i

ii

iii

GENERAL DESCRIPTION OF THE TRUST
The Trust is an open-end management investment company. The Trust currently consists of 82 investment portfolios. This SAI relates to all Funds of the Trust as set forth on the cover page. The Trust was organized as a Delaware statutory trust on March 15, 2001. The shares of each Fund are referred to herein as “Shares.”
Each Fund that is classified as a “diversified” fund under the Investment Company Act of 1940, as amended (the “1940 Act”) is required to meet certain diversification requirements under the 1940 Act. Each Fund that is classified as a “non-diversified” fund under the 1940 Act may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. The following chart indicates the diversification classification for each Fund:

Fund	Classification as Diversified or Non-Diversified

Municipal ETFs
CEF Muni Income ETF*	Diversified
High Yield Muni ETF	Diversified
Intermediate Muni ETF	Diversified
Long Muni ETF	Diversified
Short High Yield Muni ETF	Diversified
Short Muni ETF	Diversified
CLO/Equity/Fixed Income ETFs
AA-BB CLO ETF	Non-Diversified
BDC Income ETF	Diversified
China Bond ETF	Non-Diversified
CLO ETF	Non-Diversified
Durable High Dividend ETF*	Diversified
Emerging Markets High Yield Bond ETF	Diversified
Energy Income ETF	Non-Diversified
Fallen Angel High Yield Bond ETF*	Diversified
Green Bond ETF	Diversified
IG Floating Rate ETF	Non-Diversified
International High Yield Bond ETF	Diversified
J.P. Morgan EM Local Currency Bond ETF	Non-Diversified
Moody's Analytics BBB Corporate Bond ETF	Non-Diversified
Moody's Analytics IG Corporate Bond ETF	Diversified
Mortgage REIT Income ETF	Non-Diversified
Office and Commercial REIT ETF	Non-Diversified
Preferred Securities ex Financials ETF	Non-Diversified
Thematic/Strategic Equity ETFs
Alternative Asset Manager ETF	Non-Diversified
Biotech ETF	Non-Diversified
Communication Services TruSector ETF	Non-Diversified
Consumer Discretionary TruSector ETF	Non-Diversified
Consumer Staples TruSector ETF	Non-Diversified
Data Center Supply Chain ETF	Non-Diversified
Digital Native Economy ETF	Non-Diversified

Fund	Classification as Diversified or Non-Diversified
Digital Transformation ETF	Non-Diversified
Energy TruSector ETF	Non-Diversified
Environmental Services ETF	Non-Diversified
Fabless Semiconductor ETF	Non-Diversified
Financials TruSector ETF	Non-Diversified
Healthcare TruSector ETF	Non-Diversified
Industrials TruSector ETF	Non-Diversified
Long/Flat Trend ETF*	Diversified
Materials TruSector ETF	Non-Diversified
Morningstar Global Wide Moat ETF*	Diversified
Morningstar International Moat ETF*	Diversified
Morningstar SMID Moat ETF*	Diversified
Morningstar Wide Moat ETF*	Diversified
Morningstar Wide Moat Value ETF	Non-Diversified
Pharmaceutical ETF	Non-Diversified
Real Assets ETF	Diversified
Real Estate TruSector ETF	Non-Diversified
Retail ETF	Non-Diversified
Robotics ETF	Non-Diversified
Semiconductor ETF	Non-Diversified
Social Sentiment ETF	Diversified
Space ETF	Non-Diversified
Technology TruSector ETF	Non-Diversified
U.S. Equity Buffer ETF - July	Non-Diversified
Utilities TruSector ETF	Non-Diversified
Video Gaming and eSports ETF	Non-Diversified
Commodity Strategy/Natural Resources ETFs
Agribusiness ETF	Non-Diversified
CMCI Commodity Strategy ETF	Diversified
Commodity Strategy ETF	Diversified
Copper and Electrification Metals ETF	Non-Diversified
Gold Miners ETF	Non-Diversified
Junior Gold Miners ETF	Non-Diversified
Low Carbon Energy ETF	Non-Diversified
MSCI EAFE Analyst Sentiment ETF	Non-Diversified
MSCI EM Analyst Sentiment ETF	Non-Diversified
Natural Resources ETF	Diversified
Oil Refiners ETF	Non-Diversified
Oil Services ETF	Non-Diversified
Rare Earth and Strategic Metals ETF	Non-Diversified
Steel ETF	Non-Diversified
Uranium and Nuclear ETF	Non-Diversified
Country/Regional ETFs
Africa Index ETF	Diversified
Brazil Small-Cap ETF	Diversified

Fund	Classification as Diversified or Non-Diversified
China Semiconductor ETF	Non-Diversified
ChiNext Innovators ETF*	Diversified
Digital India ETF	Non-Diversified
India Growth Leaders ETF*	Diversified
Indonesia Index ETF	Non-Diversified
Israel ETF	Non-Diversified
Russia ETF	Non-Diversified
Russia Small-Cap ETF	Non-Diversified
Vietnam ETF	Non-Diversified
*Each of VanEck CEF Muni Income ETF, VanEck ChiNext Innovators ETF, VanEck Durable High Dividend ETF, VanEck Fallen Angel High Yield Bond ETF, VanEck India Growth Leaders ETF, VanEck Long/Flat Trend ETF, VanEck Morningstar Global Wide Moat ETF, VanEck Morningstar International Moat ETF, VanEck Morningstar SMID Moat ETF and VanEck Morningstar Wide Moat ETF intends to be diversified in approximately the same proportion as its underlying index is diversified. Each of VanEck CEF Muni Income ETF, VanEck ChiNext Innovators ETF, VanEck Durable High Dividend ETF, VanEck Fallen Angel High Yield Bond ETF, VanEck India Growth Leaders ETF, VanEck Long/Flat Trend ETF, VanEck Morningstar Global Wide Moat ETF, VanEck Morningstar International Moat ETF and VanEck Morningstar Wide Moat ETF may become non-diversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its underlying index.
The Funds offer and issue Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). Similarly, Shares are redeemable by the Funds only in Creation Units, as further described in the chart below. The Shares of the Funds are listed on either NYSE Arca, Inc. (“NYSE Arca”), The NASDAQ Stock Market LLC (“NASDAQ”) or the Cboe BZX Exchange, Inc. (“Cboe”) as set forth on the cover page of this SAI, and Shares of each Fund trade in the secondary market at market prices that may differ from the Shares’ NAV. NYSE Arca, NASDAQ and Cboe are each referred to as an “Exchange” and collectively, the “Exchanges.” The Trust reserves the right to permit or require a “cash” option for creations and redemptions of Shares (subject to applicable legal requirements) to the extent Shares are not created or redeemed wholly in cash.

Creation and Redemption Features
    The chart below sets forth certain relevant information regarding the creation and redemption features pertaining to each Fund.

Fund Name	In Kind	In Cash	Partially In Cash/Partially In Kind	Primarily In Cash/Partially In Kind	Primarily In Kind/Partially in Cash	Standard Transaction Fee*

Municipal ETFs
CEF Muni Income ETF	X					$250
High Yield Muni ETF	X					$250
Intermediate Muni ETF	X					$250
Long Muni ETF	X					$250
Short High Yield Muni ETF	X					$250
Short Muni ETF	X					$250
CLO/Equity/Fixed Income ETFs
AA-BB CLO ETF				X		$250
BDC Income ETF	X					$250
China Bond ETF		X				$100
CLO ETF				X		$250
Durable High Dividend ETF	X					$250
Emerging Markets High Yield Bond ETF	X					$800
Energy Income ETF	X					$250
Fallen Angel High Yield Bond ETF	X					$450
Green Bond ETF	X					$500
IG Floating Rate ETF	X					$200
International High Yield Bond ETF	X					$800
J.P. Morgan EM Local Currency Bond ETF					X	$1,000
Moody's Analytics BBB Corporate Bond ETF	X					$250
Moody's Analytics IG Corporate Bond ETF	X					$250
Mortgage REIT Income ETF	X					$250
Office and Commercial REIT ETF	X					$250
Preferred Securities ex Financials ETF	X					$250
Thematic/Strategic Equity ETFs
Alternative Asset Manager ETF	X					$250
Biotech ETF	X					$250
Communication Services TruSector ETF	X					$250
Consumer Discretionary TruSector ETF	X					$250
Consumer Staples TruSector ETF	X					$250
Data Center Supply Chain ETF	X					$300
Digital Native Economy ETF	X					$300
Digital Transformation ETF	X					$400
Energy TruSector ETF	X					$250

Fund Name	In Kind	In Cash	Partially In Cash/Partially In Kind	Primarily In Cash/Partially In Kind	Primarily In Kind/Partially in Cash	Standard Transaction Fee*
Environmental Services ETF					X	$300
Fabless Semiconductor ETF	X					$250
Financials TruSector ETF	X					$250
Healthcare TruSector ETF	X					$250
Industrials TruSector ETF	X					$250
Long/Flat Trend ETF	X					$250
Materials TruSector ETF	X					$250
Morningstar Global Wide Moat ETF					X	$500
Morningstar International Moat ETF					X	$750
Morningstar SMID Moat ETF	X					$250
Morningstar Wide Moat ETF	X					$250
Morningstar Wide Moat Value ETF	X					$250
Pharmaceutical ETF	X					$250
Real Assets ETF					X	$250
Real Estate TruSector ETF	X					$250
Retail ETF	X					$250
Robotics ETF	X					$400
Semiconductor ETF	X					$300
Social Sentiment ETF	X					$250
Space ETF	X					$300
Technology TruSector ETF	X					$250
U.S. Equity Buffer ETF - July	X					$250
Utilities TruSector ETF	X					$250
Video Gaming and eSports ETF					X	$500
Commodity Strategy/Natural Resources ETFs
Agribusiness ETF					X	$500
CMCI Commodity Strategy ETF		X				$100
Commodity Strategy ETF		X				$100
Copper and Electrification Metals ETF					X	$400
Gold Miners ETF	X					$500
Junior Gold Miners ETF					X	$750
Low Carbon Energy ETF					X	$500
MSCI EAFE Analyst Sentiment ETF	X					$3,000
MSCI EM Analyst Sentiment ETF					X	$6,500
Natural Resources ETF	X					$500
Oil Refiners ETF					X	$500
Oil Services ETF	X					$300
Rare Earth and Strategic Metals ETF					X	$500
Steel ETF					X	$300
Uranium and Nuclear ETF					X	$500
Country/Regional ETFs
Africa Index ETF					X	$750
Brazil Small-Cap ETF				X		$500

Fund Name	In Kind	In Cash	Partially In Cash/Partially In Kind	Primarily In Cash/Partially In Kind	Primarily In Kind/Partially in Cash	Standard Transaction Fee*
China Semiconductor ETF		X				$100
ChiNext Innovators ETF		X				$250
Digital India ETF				X		$250
India Growth Leaders ETF				X		$250
Indonesia Index ETF	X					$750
Israel ETF	X					$800
Vietnam ETF		X				$250
*Standard (fixed) Transaction Fee is payable to the Custodian (as defined herein); however, the Custodian may increase the standard (fixed) transaction fee for administration and settlement of non-standard orders requiring additional administrative processing by the Custodian. The Trust may also impose variable fees in connection with certain creation and redemption transactions. See the “Creation and Redemption of Creation Units” section below for additional information.

INVESTMENT POLICIES AND RESTRICTIONS
General
Each of VanEck Long/Flat Trend ETF (to the extent the Fund is holding shares of one or more exchange-traded funds (“ETFs”) rather than investing directly in the shares of the companies comprising the S&P 500 Index) and VanEck CEF Muni Income ETF is a “fund of funds.” Each of VanEck CEF Muni Income ETF and VanEck Long/Flat Trend ETF invests all or a portion of its assets in other funds (the “Underlying Funds”). The performance of VanEck CEF Muni Income ETF is dependent on the performance of the Underlying Funds. VanEck CEF Muni Income ETF will be subject to the risks of the Underlying Funds’ investments. Because the investment characteristics of VanEck CEF Muni Income ETF will correspond directly to those of the Underlying Funds, the following applies to both VanEck CEF Muni Income ETF and the Underlying Funds, as applicable, and except where otherwise indicated, this SAI uses the term “Fund,” when referring to VanEck CEF Muni Income ETF to mean VanEck CEF Muni Income ETF and the Underlying Funds, as applicable. The performance of VanEck Long/Flat Trend ETF (to the extent the Fund is holding shares of one or more ETFs rather than investing directly in the shares of the companies comprising the S&P 500 Index) is dependent on the performance of the ETFs it invests in. VanEck Long/Flat Trend ETF will be subject to the risks of the ETFs' investments.
VanEck CEF Muni Income ETF, VanEck China Bond ETF, VanEck Emerging Markets High Yield Bond ETF, VanEck Fallen Angel High Yield Bond ETF, VanEck Green Bond ETF, VanEck High Yield Muni ETF, VanEck Intermediate Muni ETF, VanEck International High Yield Bond ETF, VanEck IG Floating Rate ETF, VanEck J.P. Morgan EM Local Currency Bond ETF, VanEck Long Muni ETF, VanEck Moody's Analytics BBB Corporate Bond ETF, VanEck Moody's Analytics IG Corporate Bond ETF, VanEck Short High Yield Muni ETF and VanEck Short Muni ETF are each defined as a “Fixed Income Fund” and collectively as the “Fixed Income Funds.”
VanEck India Growth Leaders ETF seeks to achieve its investment objective by investing substantially all of its assets in a wholly-owned subsidiary in Mauritius, MV SCIF Mauritius, a private company limited by shares incorporated in Mauritius (the “Mauritius Subsidiary”), that has the same investment objective as VanEck India Growth Leaders ETF. Because the investment characteristics of VanEck India Growth Leaders ETF will correspond directly to those of the Mauritius Subsidiary (which is managed by and its decisions are taken by its independent Board of Directors), the following applies to both VanEck India Growth Leaders ETF and the Mauritius Subsidiary, as applicable, and except where otherwise indicated, this SAI uses the term “Fund” when referring to VanEck India Growth Leaders ETF to mean VanEck India Growth Leaders ETF and/or the Mauritius Subsidiary, as applicable.
VanEck CLO ETF seeks to achieve its investment objective by investing, under normal circumstances, primarily in investment grade-rated debt tranches of collateralized loan obligations (“CLOs”) of any maturity. Investment grade CLOs are rated inclusive and above BBB- by S&P Global Ratings or Baa3 Moody’s Investors Service, Inc. (or equivalent rating issued by a nationally recognized statistical rating organization (“NRSRO”)), or if unrated, determined to be of comparable credit quality by the Adviser (as defined below) and/or PineBridge Investments, LLC, the Fund’s sub-adviser (the “CLO Sub-Adviser”).
VanEck AA-BB CLO ETF seeks to achieve its investment objective by investing, under normal circumstances, primarily in CLOs of any maturity that are rated between and inclusive of AA+ and BB- (or equivalent rating issued by a nationally NRSRO at the time of purchase, or if unrated, determined to be of comparable credit quality by the Adviser and/or the CLO Sub-Adviser.
VanEck Commodity Strategy ETF seeks to achieve its investment objective by investing, under normal circumstances, in instruments that derive their value from the performance of commodities, such as exchange-traded commodity futures contracts, exchange-traded and over-the-counter (“OTC”) commodity-linked instruments, and pooled investment vehicles, including exchange-traded products that provide exposure to commodities (“Commodities Instruments”) and cash and certain fixed income investments.
VanEck CMCI Commodity Strategy ETF seeks to achieve its investment objective by investing under normal circumstances in instruments that derive their value from the performance of the Index. In seeking to replicate the Index, the Fund invests in (i) commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity futures contracts and options on futures contracts that provide economic exposure to the investment returns of the commodities markets, as represented by the Index and its constituents and in (ii) bonds, debt securities and other fixed income instruments issued by various U.S. public- or private-sector entities.
VanEck U.S. Equity Buffer ETF - July is subject to the risks of an investment in an economic sector or industry in which the S&P 500 Index is concentrated. It is the policy of the Fund to invest in instruments that provide exposure to one or more ETFs or unit investment trusts (collectively, the “Underlying ETF”), which seek to track an index comprised of U.S. equities. The Underlying ETF seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the S&P 500® Index, and the Underlying ETF generally invests in the securities that comprise the S&P 500 Index. As such, the Fund also may be concentrated in any economic sector or industry in which the S&P 500 Index is concentrated.

FLEX Options (with respect to the VanEck U.S. Equity Buffer ETF – July only)
FLexible EXchange Options ("FLEX Options") are customized option contracts available through national securities exchanges that are guaranteed for settlement by the Options Clearing Corporation ("OCC"). FLEX Options are listed on a U.S. national securities exchange. FLEX Options provide investors with the ability to customize assets referenced by the options, exercise prices, exercise styles (i.e., American-style, exercisable any time prior to the expiration date, or European-style, exercisable only on the option expiration date) and expiration dates, while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of over-the-counter ("OTC") options positions. Each option contract entitles the holder thereof to purchase (for the call options) or sell (for the put options) shares of the reference asset at the strike price.
The OCC guarantees performance by each of the counterparties to the FLEX Options, becoming the "buyer for every seller and the seller for every buyer", with the goal of protecting clearing members and options traders from counterparty risk.

Certain Considerations Regarding Options
The FLEX Options in which each Fund invests will be options on an exchange-traded fund (the "Reference Asset") . As such, the value of a Fund's FLEX Options will fluctuate with changes in the value of the securities included in, or held by, the Reference Asset, and thus the Reference Asset's price return. In addition to the value of the Reference Asset, the value of an option contract, in general, will reflect, among other things, the time remaining until its expiration date, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Option contracts that expire unexercised have no value.
Each of the options exchanges has established limitations governing the maximum number of call or put options on the same asset that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers) . Under these limitations, option positions of all investment companies advised by Van Eck Absolute Return Advisers Corporation ("VEARA") are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These positions limits may restrict the number of listed options that a Fund may buy or sell.
The puts and calls on the Reference Asset entitle the purchaser of the option the right to purchase (for a call option) or sell (for a put option) the Reference Asset at a predetermined specified price (the "strike price") . When the Fund writes a call on the Reference Asset, it receives a premium and agrees that the purchaser of the call, upon exercise of the call, will receive from the Fund the delivery of an amount of cash or a specified number of shares of the Reference Asset in exchange for the strike price. When the Fund buys a call on the Reference Asset, it pays a premium and has the same rights to such call as indicated above. When the Fund buys a put on the Reference Asset, it pays a premium and has the right to require the seller of the put, upon the Fund's exercise of the put, to deliver an amount of cash or a specified number of shares of the Reference Asset in exchange for the strike price. When the Fund writes a put on the Reference Asset, it receives a premium and the purchaser of the put has the right to require the Fund to deliver an amount of cash or a specified number of shares of the Reference Asset in exchange for the strike price. Notwithstanding the above, the Fund utilizes FLEX Options that are cash-settled. Cash-settled option contracts give the holder the right to receive an amount (or owe an amount) of cash upon the exercise of the option contracts. Gain or loss depends on changes in the value of the Reference Asset's price return relative to the strike price for a given option contract. The amount of cash is equal to the difference between the closing price of the Reference Asset's price return and the exercise price of the option contract times a specified multiple ("multiplier) , which determines the total value for each point of such difference.

Risks of Options on the Reference Asset
If a Fund has purchased an option and exercises it before the closing value for that day is available, it runs the risk that the Reference Asset's price return may subsequently change. If such a change causes the exercised option to fall out of the money, the applicable Fund will be required to pay the difference between the closing Reference Asset value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

Municipal Securities
Certain Funds may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal securities share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities that each

Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor). In addition, certain Funds may invest in lease obligations. Lease obligations may take the form of a lease or an installment purchase contract issued by public authorities to acquire a wide variety of equipment and facilities. The securities of state and municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Investments in municipal securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made, including property tax collections, sales tax revenue, income tax revenue and local, state and federal government funding, or the assets collateralizing such obligations. Municipal securities and their issuers may be more susceptible to downgrade, default, and bankruptcy as a result of recent periods of economic stress. To the extent that states or municipalities face severe financial hardship, certain state or local governments may have difficulty paying principal or interest when due on their outstanding debt and may experience credit ratings downgrades on their debt. In addition, municipal securities backed by revenues from a project or specified assets may be adversely affected by a municipality's failure to collect the revenue. The possibility of such municipality defaulting on obligations, and/or declaring bankruptcy, where allowable, can create risks to the value of municipal securities. Difficulties in the municipal securities markets could result in increased illiquidity, volatility and credit risk, and a decrease in the number of municipal securities investment opportunities.
Repurchase Agreements
The Funds may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from their excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed-upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument.
In these repurchase agreement transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement and are held by the Trust’s custodian bank until repurchased. In addition, the Board has established guidelines and standards for review of the creditworthiness of any bank, broker or dealer counterparty to a repurchase agreement with each Fund. No more than an aggregate of 15% of each Fund’s net assets will be invested in repurchase agreements having maturities longer than seven days.
The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Funds may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral not within the control of a Fund and, therefore, the Fund may incur delays in disposing of the security and/or may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.
In December 2023, the SEC adopted rule amendments providing that any covered clearing agency ("Covered Clearing Agency") for U.S. Treasury securities require that every direct participant of the Covered Clearing Agency (which generally would be a bank or broker-dealer) submit for clearance and settlement all eligible secondary market transactions in U.S. Treasury securities to which it is a counterparty. The clearing mandate includes in its scope all repurchase or reverse repurchase agreements of such direct participants collateralized by U.S. Treasury securities (collectively, "Treasury repo transactions") of a type accepted for clearing by a registered Covered Clearing Agency, including both bilateral Treasury repo transactions and triparty Treasury repo transactions where a bank agent provides custody, collateral management and settlement services. The Treasury repo transactions of registered funds with any direct participants of a Covered Clearing Agency will be subject to the mandatory clearing requirement. Compliance with the clearing mandate for Treasury repo transactions is scheduled to be required by June 30, 2027. The clearing mandate is expected to result in a Fund being required to clear all or substantially all of its Treasury repo transactions as of the compliance date, and may necessitate expenditures by the Fund that trades in Treasury repo transactions in connection with entering into new agreements with sponsoring members and taking other actions to comply with the new requirements. The Adviser will monitor developments in the Treasury repo transactions market as the implementation period progresses.

Reverse Repurchase Agreements
The Funds may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. The use by a Fund of reverse repurchase agreements involves the risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities a Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.
If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, a Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Futures Contracts and Options
Futures contracts generally provide for the future purchase or sale of a specified instrument, index or commodity at a specified future time and at a specified price. Stock or bond index futures contracts and other types of futures contracts are settled daily with a payment by the Fund (or exchange) to an exchange (or Fund) of a cash amount based on the difference between the level of the stock or bond index or underlying instrument specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges. The Funds may use futures contracts and options on futures contracts which the Adviser (as defined below) for such Fund believes to be representative of each Fund’s respective benchmark index (if applicable, each, an “Index”) or that the Adviser believes to be appropriate.
An option is a contract that provides the holder of the option the right to buy or sell shares or other assets at a fixed price, within a specified period of time. An American call option gives the option holder the right to buy the underlying security from the option writer at the option exercise price at any time prior to the expiration of the option. A European call option gives the option holder the right to buy the underlying security from the option writer only on the option expiration date. An American put option gives the option holder the right to sell the underlying security to the option writer at the option exercise price at any time prior to the expiration of the option. A European put option gives the option holder the right to sell the underlying security to the option writer at the option exercise price only on the option expiration date.
Although futures contracts (other than cash settled futures contracts, including most stock or bond index futures contracts) by their terms call for actual delivery or acceptance of the underlying instrument or commodity, in most cases the contracts are closed out before the maturity date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (buying the same contract which was previously sold or selling the same contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.
Futures traders are required to make a margin deposit (typically in cash or government securities) with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying instrument or commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements that are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits that may vary.
After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required.
Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits in the form of cash.
The Funds may use futures contracts and options thereon, together with positions in cash and money market instruments, to simulate full investment in each Fund’s respective Index. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to the Fund’s Index components or a subset of the components. Liquid futures contracts may not be currently available for the Index of each Fund.
Positions in futures contracts and options may be closed out only on an exchange that provides a secondary market therefor. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, the Funds would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Funds may be required to make delivery of the instruments underlying futures contracts they have sold.
The Funds may seek to minimize the risk that they will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.
The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit.
Utilization of futures transactions by certain Funds involves the risk of imperfect or even negative correlation to each Fund’s respective Index if the index underlying the futures contracts differs from the Index. There is also the risk of loss by the Funds of margin deposits in the event of the bankruptcy or other similar insolvency with respect to a broker with whom a Fund has an open position in the futures contract or option.
Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.
Except as otherwise specified in the Funds’ Prospectuses or this SAI, there are no limitations on the extent to which the Funds may engage in transactions involving futures and options thereon. With respect to certain Funds, under applicable Indian securities regulations, there are position limits on foreign portfolio investor (“FPI”) investments in index futures and index futures contracts on a particular underlying index under the Foreign Portfolio Investors Regulations, 2019 (“FPI Regulations”) of the Securities and Exchange Board of India (“SEBI”). The Funds also are required to comply with the derivatives rule when they engage in transactions involving futures and options thereon. See “SEC Regulatory Matters” below.
Swaps
OTC swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value or level of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset, usually an interest rate. Although OTC swap agreements entail the risk that a party will default on its payment obligations thereunder, each Fund seeks to reduce this risk generally by receiving (or paying) collateral daily and entering into agreements that involve payments no less frequently than quarterly. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank.
In addition, certain Funds may enter into interest rate swaps and credit default swaps. Interest rate swaps are typically exchange-traded contracts in which a party agrees to make periodic payments on certain referenced interest rates (e.g., a fixed rate or a floating rate) applied to a specified notional amount. A credit default swap on a security is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. Credit default swaps referencing fixed income indices are generally traded on exchanges. Certain Funds may enter into credit default swap agreements either as a buyer or a seller. A Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in one or more of its individual holdings or in a segment of the fixed income securities market to which it has exposure, or to take a “short” position in individual bonds or market segments which it does not own. A Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments. As the protection seller in a credit default swap, a Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap.
The use of such swap agreements involves certain risks. For example, if the counterparty under an OTC swap agreement defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, the Funds may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delays.
The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments require the clearing and exchange-trading of certain standardized OTC derivative instruments that the CFTC and the SEC defined as “swaps” and “security-based swaps,” respectively. Mandatory exchange-trading and clearing is occurring on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing and exchange trading. In a cleared swap, a Fund’s ultimate counterparty is a central clearinghouse rather than a swap dealer, bank or other financial institution. A Fund enters into cleared swaps through an executing broker. Such transactions are then submitted for clearing and, if cleared, will be held at regulated futures commission merchants (“FCMs”) that are members of the clearinghouse that serves as the central counterparty. When a Fund enters into a cleared swap, it must deliver to the central counterparty (via an FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by a Fund or may be received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference asset subject to the swap agreement. At the conclusion of the term of the swap agreement, if a Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If a Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If a Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.
Central clearing is designed to reduce counterparty credit risk compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a swap contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers or central counterparty’s clearing members. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Certain swaps have begun trading on exchanges called swap execution facilities. Exchange-trading is expected to, but may not necessarily, increase the liquidity of swaps trading.
In addition, with respect to cleared swaps, a Fund may not be able to obtain as favorable terms as it would be able to negotiate for an uncleared swap. In addition, an FCM may unilaterally impose position limits or additional margin requirements for certain types of swaps in which a Fund may invest. Central counterparties and FCMs generally can require termination of existing cleared swap transactions at any time, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Margin requirements for cleared swaps vary on a number of factors, and the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar uncleared swap. However, certain regulations impose margin requirements, including minimums and required daily margin transfers on uncleared swaps.
The Funds are also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the central counterparty would void the trade. Before a Fund can enter into a new trade, market conditions may become less favorable to the Fund.
The Adviser will continue to monitor developments regarding trading and execution of cleared swaps on exchanges, particularly to the extent regulatory changes affect a Fund’s ability to enter into swap agreements and the costs and risks associated with such investments.
SEBI has prohibited FPIs (in their capacity as issuers of offshore derivative instruments (“ODIs”)) from issuing ODIs that have derivatives as their underlying instruments, unless such exposure is for hedging purposes. ODIs are defined under the FPI Regulations as any instrument issued overseas by an FPI against securities held by it that are listed or proposed to be listed on any recognized stock exchange in India or unlisted debt securities or securitized debt instruments as its underlying instrument.

SEC Regulatory Matters
Subject to certain exceptions, the derivatives rule requires a Fund to trade derivatives and other transactions that create future payment or delivery obligations subject to a value-at-risk (“VaR”) leverage limit and certain derivatives risk management program and reporting requirements. Generally, these requirements apply unless a fund satisfies a “limited derivatives users” exception that is included in the derivatives rule. Under the derivatives rule, when a fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., bank borrowings, if applicable) when calculating a Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a fund satisfies the limited derivatives users exception, but for funds subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. In addition, under the derivatives rule, a Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security under the 1940 Act, provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A Fund may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the derivatives rule. Furthermore, under the derivatives rule, a Fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. The Advisers cannot predict the effects of these regulations on the Funds. The Advisers intend to monitor developments and seek to manage each Fund in a manner consistent with achieving the Fund’s investment objective.

Warrants and Subscription Rights
Warrants are equity securities in the form of options issued by a corporation which give the holder the right, but not the obligation, to purchase stock, usually at a price that is higher than the market price at the time the warrant is issued. A purchaser takes the risk that the warrant may expire worthless because the market price of the common stock fails to rise above the price set by the warrant.
Currency Forwards
A currency forward transaction is a contract to buy or sell a specified quantity of currency at a specified date in the future at a specified price which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Currency forward contracts may be used to increase or reduce exposure to currency price movements.
The use of currency forward transactions involves certain risks. For example, if the counterparty under the contract defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, a Fund may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delays.
The Funds also are required to comply with the derivatives rule when they engage in currency forward transactions that create future Fund payment or delivery obligations. See “SEC Regulatory Matters”above.
Convertible Securities
A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Initial Public Offerings
A Fund may invest in initial public offerings (“IPOs”) of common stock or other primary or secondary syndicated offerings of equity or debt securities issued by a corporate issuer. A purchase of IPO securities often involves higher transaction costs than those associated with the purchase of securities already traded on exchanges or markets. IPO securities are subject to market risk and liquidity risk. The market value of recently issued IPO securities may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading and speculation, a potentially small number of securities available for trading, limited information about the issuer, and other factors. A Fund may hold IPO securities for a period of time, or may sell them soon after the purchase. Investments in IPOs could have a magnified impact – either positive or negative – on a Fund’s performance while a Fund’s assets are relatively small. The impact of an IPO on a Fund’s performance may tend to diminish as a Fund’s assets grow. In circumstances when investments in IPOs make a significant contribution to the Fund’s performance, there can be no assurance that similar contributions from IPOs will continue in the future.
Special Purpose Acquisition Companies
A Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities. A SPAC is typically a publicly traded company that raises investment capital via an IPO for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. A Fund may acquire an interest in a SPAC in an IPO or a secondary market transaction.
Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may negatively affect a Fund’s performance. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. There is no guarantee that the SPACs in which a Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.
Other risks of investing in SPACs include that a significant portion of the monies raised by the SPAC may be expended during the search for a target transaction; an attractive transaction may not be identified at all (or any requisite approvals may not be obtained) and the SPAC may dissolve and be required to return any remaining monies to shareholders, causing a Fund to incur the opportunity cost of missed investment opportunities a Fund otherwise could have benefited from; a transaction once identified or effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by a Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; and an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC. In addition, a SPAC target company may have limited operating experience, a smaller size, limited product lines, markets, distribution channels and financial and managerial resources. Investing in the securities of smaller companies involves greater risk, and portfolio price volatility.
Market Risk
    A Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The prices of the securities in a Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. Market risk arises mainly from uncertainty about future values of financial instruments and may be influenced by price, currency and interest rate movements. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, social unrest, recessions, inflation, interest rate changes, supply chain disruptions, embargoes, tariffs, sanctions and other trade barriers) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. As global systems, economies and financial markets are increasingly interconnected, events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets. During a general market downturn, multiple asset classes may be negatively affected.  Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. International trade tensions may give rise to concerns about economic and geopolitical stability and have had and likely will continue to have an adverse impact on global economic conditions. Trade disputes between the United States and other countries may be an ongoing source of instability, potentially resulting in significant currency fluctuations, or have other adverse effects on international markets, international trade agreements, or other existing cross-border cooperation arrangements. Tariffs, trade restrictions, economic sanctions, export controls, or retaliatory measures, or the threat or potential of one or more such events and developments , may result in material adverse effects on the global economy and a Fund. Such events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen.
Economies and financial markets throughout the world have experienced periods of increased volatility, uncertainty and distress. To the extent these conditions continue, the risks associated with an investment in the Fund, including those described below, could be heightened and the Fund’s investments (and thus a shareholder’s investment in the Fund) may be particularly susceptible to sudden and substantial losses, reduced yield or income or other adverse developments.
Structured Notes
A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Depending on the factor(s) used and the use of multipliers or deflators, changes in interest rates and movement of such factor(s) may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note.
Participation Notes
Participation notes (“P-Notes”) are issued by banks or broker-dealers and are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes can have the characteristics or take the form of various instruments, including, but not limited to, certificates or warrants. The holder of a P-Note that is linked to a particular underlying security may, among other things, be entitled to receive any dividends paid in connection with the underlying security. However, the holder of a P-Note generally does not receive voting rights as it would if it directly owned the underlying security. P-Notes constitute direct, general and unsecured contractual obligations of the banks or broker-dealers that issue them, which therefore subject the subscriber to counterparty risk, as discussed below. Investments in P-Notes involve certain risks in addition to those associated with a direct investment in the underlying foreign securities or foreign securities markets whose return they seek to replicate. For instance, there can be no assurance that the trading price of a P-Note will equal the value of the underlying foreign security or foreign securities market that it seeks to replicate. As the purchaser of a P-Note, a Fund is relying on the creditworthiness of the counterparty issuing the P-Note and has no rights under a P-Note against the issuer of the underlying security. Therefore, if such counterparty were to become insolvent, a Fund would lose its investment. The risk that a Fund may lose its investments due to the insolvency of a single counterparty may be amplified to the extent the Fund purchases P-Notes issued by one issuer or a small number of issuers. P-Notes also include transaction costs in addition to those applicable to a direct investment in securities. In addition, a Fund’s use of P-Notes may cause the Fund’s performance to deviate from the performance of the portion of the Index to which the Fund is gaining exposure through subscription to P-Notes.
Due to liquidity and transfer restrictions, the secondary markets on which P-Notes are traded may be less liquid than the markets for other securities, which may lead to the absence of readily available market quotations for securities in a Fund’s portfolio and may cause the value of the P-Notes to decline. The ability of a Fund to value its securities becomes more difficult and the Adviser’s and/or Sub-Adviser’s judgment in the application of fair value procedures may play a greater role in the valuation of a Fund’s securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations will be made in good faith, it may nevertheless be more difficult for a Fund to accurately assign a daily value to such securities.

Indian SEBI Takeover Regulations
Under the provisions of the SEBI (Substantial Acquisition of Shares and Takeovers) Regulations, 2011 (“Takeover Code”), any acquirer who acquires, together with persons acting in concert with him, 5% or more of the shares or voting rights of a listed public Indian company, is required to notify the company and the stock exchanges on which the shares of such company are listed about its holding within the prescribed time period (including changes in holdings by more than certain thresholds).
Upon the acquisition of 25% or more of shares or voting rights or an acquisition of control of the company, whether directly or indirectly, the acquirer is required to make an open offer to the other shareholders offering to purchase at least 26% of all the outstanding shares of the company at an offer price as determined pursuant to the provisions of the Takeover Code.

Collateralized Loan Obligations (VanEck AA-BB CLO ETF and VanEck CLO ETF only)
A CLO is a type of structured credit typically organized as a trust or other special purpose vehicle. The CLO issues debt and equity interests and uses the proceeds from this issuance to acquire a portfolio of bank loans. The underlying loans are generally senior-secured/first-priority loans; however, the CLO may also include an allowance for second-lien and/or unsecured debt. Additionally, the underlying loans may include domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, some of which may individually be below investment grade or the equivalent if unrated. The portfolio of underlying loans is actively managed by the CLO manager for a fixed period of time (“reinvestment period”). During the reinvestment period, the CLO manager may buy and sell individual loans to create trading gains or mitigate losses. The CLO portfolio will generally be required to adhere to certain diversification rules established by the CLO issuer to mitigate against the risk of concentrated defaults within a given industry or sector. After a specified period of time, the majority owner of equity interests in the CLO may seek to call the CLO’s outstanding debt or refinance its position. If not called or refinanced, when the reinvestment period ends, the CLO uses cash flows from the underlying loans to pay down the outstanding debt tranches and wind up the CLO’s operations.
Interests in the CLOs are divided into two or more separate debt and equity tranches, each with a different credit rating and risk/return profile based upon its priority of claim on the cashflows produced by the underlying loan pool. Tranches are categorized as senior, mezzanine and subordinated/equity, according to their degree of credit risk. If there are defaults or the CLO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. The riskiest portion is the “Equity” tranche, which bears the bulk of defaults from the loans in the CLO and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior and mezzanine tranches are typically rated, with the former receiving ratings of A/A to AAA/Aaa and the latter receiving ratings of B/B2 to BBB/Baa2. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it. Normally, CLOs are privately offered and sold, and thus are not registered under the securities laws. CLOs themselves, and the loan obligations underlying the CLOs, are typically subject to certain restrictions on transfer and sale, potentially making them less liquid than other types of securities. Additionally, when each Fund purchases a newly issued CLO directly from the issuer (rather than from the secondary market), there will be a delayed settlement period, during which time the liquidity of the CLO may be further reduced. During periods of limited liquidity and higher price volatility, each Fund’s ability to acquire or dispose of CLOs at a price and time each Fund deems advantageous may be severely impaired. CLOs are generally considered to be long-term investments and there is no guarantee that an active secondary market will exist or be maintained for any given CLO. CLOs are typically structured such that, after a specified period of time, the majority investor in the equity tranche can call (i.e., redeem) the security in full. Each Fund may not be able to accurately predict when or which of the Fund’s CLO investments will be called, resulting in each Fund having to reinvest the proceeds in unfavorable circumstances, resulting in a decline in each Fund’s income. As interest rates decrease, issuers of the underlying loan obligations may refinance any floating rate loans, which will result in a reduction in the principal value of the CLO’s portfolio and require each Fund to reinvest cash at inopportune times. Conversely, as interest rates rise, borrowers with floating rate loans may experience difficulty in making payments, resulting and delinquencies and defaults, which will result in a reduction in cash flow to the CLO and the CLO’s investors.
Future Developments
The Funds may take advantage of opportunities in the area of options, futures contracts, options on futures contracts, warrants, swaps and any other investments which are not presently contemplated for use or which are not currently available, but which may be developed, to the extent such investments are considered suitable for a Fund by the Advisers or Sub-Adviser.

Investment Restrictions
The Trust and the Board of Directors of the Mauritius Subsidiary (to the extent that such restrictions are applicable to the VanEck India Growth Leaders ETF) have adopted the following investment restrictions as fundamental policies with respect to each Fund (and the Mauritius Subsidiary), unless otherwise noted. These restrictions cannot be changed with respect to a Fund (or the Mauritius Subsidiary) without the approval of the holders of a majority of such Fund’s (or Mauritius Subsidiary’s) outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of a Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Similar voting requirements apply with respect to a change in the fundamental investment policies of the Mauritius Subsidiary. If VanEck India Growth Leaders ETF, as an investor in the Mauritius Subsidiary, is requested to vote on a change in the fundamental investment policies of the Mauritius Subsidiary, the Fund will either call a meeting of its shareholders and will vote its shares in the Mauritius Subsidiary in accordance with instructions it receives from its shareholders or otherwise vote as required under the 1940 Act.
The following investment restrictions are applicable to each Fund (unless otherwise noted) except the VanEck Energy Income ETF:
1.Each Fund may not make loans, except that a Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan or participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies;
2.Each Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;
3.Each Fund may not issue senior securities except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;
4.Each of VanEck Africa Index ETF, VanEck BDC Income ETF, VanEck Brazil Small-Cap ETF, VanEck CEF Muni Income ETF, VanEck ChiNext Innovators ETF, VanEck Durable High Dividend ETF, VanEck Emerging Markets High Yield Bond ETF, VanEck Fallen Angel High Yield Bond ETF, VanEck High Yield Muni ETF, VanEck India Growth Leaders ETF, VanEck Real Assets ETF, VanEck Intermediate Muni ETF, VanEck International High Yield Bond ETF, VanEck Long/Flat Trend ETF, VanEck Long Muni ETF, VanEck Moody’s Analytics IG Corporate Bond ETF, VanEck Morningstar Global Wide Moat ETF, VanEck Morningstar International Moat ETF, VanEck Morningstar Wide Moat ETF, VanEck Natural Resources ETF, VanEck Short High Yield Muni ETF, VanEck Short Muni ETF and VanEck Social Sentiment ETF may not invest in a manner inconsistent with its classification as a “diversified company” as provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time;
5.VanEck Africa Index ETF, VanEck Agribusiness ETF, VanEck Brazil Small-Cap ETF, VanEck Digital Native Economy ETF, VanEck Environmental Services ETF, VanEck Gold Miners ETF, VanEck High Yield Muni ETF, VanEck Indonesia Index ETF, VanEck Intermediate Muni ETF, VanEck Long Muni ETF, VanEck Low Carbon Energy ETF, VanEck Natural Resources ETF, VanEck Russia ETF, VanEck Short Muni ETF, VanEck Steel ETF, VanEck Uranium and Nuclear ETF and VanEck Vietnam ETF may not purchase a security (other than obligations of the U.S. Government, its agencies or instrumentalities) if, as a result, 25% or more of its total assets would be invested in a single issuer;
6.Each Fund may not purchase or sell real estate, except that a Fund may (i) invest in securities of issuers that invest in real estate or interests therein; (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities;
7.Each Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities or in connection with its investments in other investment companies;
8.Each Fund may not purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities. In addition, VanEck Gold Miners ETF may invest up to 25% of its total assets in gold and silver coins, which are legal tender in the country of issue and gold and silver bullion, and palladium and platinum group metals bullion; and
9.Each Fund (except VanEck AA-BB CLO ETF, VanEck Alternative Asset Manager ETF, VanEck BDC Income ETF, VanEck Biotech ETF, VanEck China Semiconductor ETF, VanEck CLO ETF, VanEck CMCI Commodity Strategy ETF, VanEck Commodity Strategy ETF, VanEck Communication Services TruSector ETF, VanEck Consumer Discretionary TruSector ETF, VanEck Consumer Staples TruSector ETF, VanEck Copper and Electrification Metals ETF, VanEck Digital India ETF, VanEck Digital Transformation ETF, Energy TruSector ETF,VanEck Financials TruSector ETF,VanEck Gold Miners ETF, VanEck Healthcare TruSector ETF, VanEck Industrials TruSector ETF, VanEck Low Carbon Energy ETF, VanEck Materials

TruSector ETF, VanEck Moody's Analytics BBB Corporate Bond ETF, VanEck Moody's Analytics IG Corporate Bond ETF, VanEck Morningstar SMID Moat ETF, VanEck Morningstar Wide Moat Value ETF, VanEck Mortgage REIT Income ETF, VanEck MSCI EAFE Analyst Sentiment ETF, VanEck MSCI EM Analyst Sentiment ETF, VanEck Office and Commercial REIT ETF, VanEck Oil Services ETF, VanEck Pharmaceutical ETF, VanEck Real Assets ETF, VanEck Real Estate TruSector ETF, VanEck Retail ETF, VanEck Robotics ETF, VanEck Semiconductor ETF, VanEck Social Sentiment ETF, VanEck Technology TruSector ETF, VanEck U.S. Equity Buffer ETF - July and VanEck Utilities TruSector ETF) may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, except that the Fund may invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries if the index that the Fund replicates concentrates in an industry or group of industries. VanEck Real Assets ETF may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry.VanEck Gold Miners ETF may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry except that the Fund will invest 25% or more of its total assets in the gold-mining industry. VanEck Low Carbon Energy ETF may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry except that the Fund will invest 25% or more of its total assets in the alternative energy industry. Each of VanEck BDC Income ETF, VanEck Biotech ETF, VanEck Mortgage REIT Income ETF, VanEck Oil Services ETF, VanEck Pharmaceutical ETF, VanEck Retail ETF and VanEck Semiconductor ETF may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, except that the Fund will invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries if the index that the Fund replicates concentrates in an industry or group of industries. Each of VanEck Alternative Asset Manager ETF, VanEck China Semiconductor ETF, VanEck CMCI Commodity Strategy ETF, VanEck Copper and Electrification Metals ETF, VanEck Digital India ETF, VanEck Digital Transformation ETF, VanEck Moody's Analytics BBB Corporate Bond ETF, VanEck Moody's Analytics IG Corporate Bond ETF, VanEck Morningstar SMID Moat ETF, VanEck Morningstar Wide Moat Value ETF, VanEck MSCI EAFE Analyst Sentiment ETF, VanEck MSCI EM Analyst Sentiment ETF, VanEck Office and Commercial REIT ETF, VanEck Robotics ETF and VanEck Social Sentiment ETF may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, except that the Fund may invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries if the index that the Fund tracks concentrates in an industry or group of industries. Each of VanEck AA-BB CLO ETF, VanEck CLO ETF and VanEck U.S. Equity Buffer ETF - July may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry or group of industries. VanEck Commodity Strategy ETF may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry or group of industries, except that the Fund may invest 25% or more of its total assets in investments that provide exposure to commodities. VanEck Communication Services TruSector ETF may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, except that the Fund will invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries within the communication services sector. VanEck Consumer Discretionary TruSector ETF may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, except that the Fund will invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries within the consumer discretionary sector. VanEck Consumer Staples TruSector ETF may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, except that the Fund will invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries within the consumer staples sector. VanEck Energy TruSector ETF may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, except that the Fund will invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries within the energy sector. VanEck Financials TruSector ETF may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, except that the Fund will invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries within the financials sector. VanEck Healthcare TruSector ETF may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, except that the Fund will invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries within the healthcare sector. VanEck Industrials TruSector ETF may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, except that the Fund will invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries within the industrials sector. VanEck Materials TruSector ETF may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, except that the Fund will invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries within the materials sector. VanEck Real Estate TruSector ETF may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, except that the Fund will invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries within the real estate sector. VanEck Technology TruSector ETF may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, except that the Fund will invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries within the information technology sector. VanEck Utilities TruSector ETF may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, except that the Fund will invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries within the utilities sector. These limits do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
In addition, each of VanEck High Yield Muni ETF, VanEck Intermediate Muni ETF, VanEck Long Muni ETF, VanEck Short High Yield Muni ETF and VanEck Short Muni ETF (collectively, the “Municipal Funds”) has adopted a fundamental investment policy to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term “assets” means net assets plus the amount of borrowings for investment purposes. Accordingly, each Municipal Fund will invest at least 80% of its assets in municipal securities. VanEck CEF Muni Income ETF has adopted a fundamental investment policy to invest at least 80% of its total assets in investments the income from which is exempt from U.S. federal income tax (other than the Alternative Minimum Tax (“AMT”)). For purposes of this policy, the term “total assets” means net assets plus the amount of any borrowings for investment purposes. VanEck CEF Muni Income ETF may count securities that generate income subject to the AMT toward the 80% investment requirement.
In addition to the investment restrictions (and with respect to the Municipal Funds and VanEck CEF Muni Income ETF, the applicable policy) adopted as fundamental policies as set forth above, each Fund (except the VanEck Energy Income ETF) observes the following non-fundamental investment restrictions, which may be changed by the Board without a shareholder vote. Under these restrictions:
1.Each Fund will not invest in securities which are “illiquid” securities if the result is that more than 15% of the Fund’s net assets would be invested in such securities.
2.Each Fund will not make short sales of securities.
3.Each Fund (except for VanEck Real Assets ETF) will not purchase any security on margin, except for such short-term loans as are necessary for clearance of securities transactions. The deposit or payment by a Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin. VanEck Real Assets ETF will not purchase any security on margin, except for such short-term loans as are necessary for clearance of securities transactions. The deposit or payment by VanEck Real Assets ETF of initial or variation margin in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute the purchase of a security on margin.
4.Each Fund will not participate in a joint or joint-and-several basis in any trading account in securities, although transactions for the Funds and any other account under common or affiliated management may be combined or allocated between a Fund and such account.

In addition to the fundamental and non-fundamental investment restrictions set forth above, each of VanEck Agribusiness ETF, VanEck Biotech ETF, VanEck Brazil Small-Cap ETF, VanEck Emerging Markets High Yield Bond ETF, VanEck Gold Miners ETF, VanEck Green Bond ETF, VanEck Indonesia Index ETF, VanEck International High Yield Bond ETF, VanEck J.P. Morgan EM Local Currency Bond ETF, VanEck Junior Gold Miners ETF, VanEck Moody's Analytics BBB Corporate Bond ETF, VanEck Moody's Analytics IG Corporate Bond ETF, VanEck Morningstar Wide Moat ETF, VanEck Natural Resources ETF, VanEck Oil Services ETF, VanEck Pharmaceutical ETF, VanEck Preferred Securities ex Financials ETF, VanEck Rare Earth and Strategic Metals ETF, VanEck Russia ETF, VanEck Steel ETF and VanEck Semiconductor ETF observes the following additional restrictions, which may be changed by the Board without a shareholder vote: under normal market conditions (i) any borrowings by the Fund will be on a temporary basis and will not exceed 10% of the Fund’s net assets; and (ii) the Fund’s investments in the securities of other pooled investment vehicles will not exceed 10% of the Fund’s net assets. For purposes of restriction (ii), real estate investment trusts are not considered to be pooled investment vehicles. In addition, each of VanEck Gold Miners ETF, VanEck India Growth Leaders ETF, VanEck Junior Gold Miners ETF, VanEck Low Carbon Energy ETF and VanEck Semiconductor ETF will invest at least 51% of its net assets in equity securities. This may be changed by the Board without a shareholder vote.
If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitation with respect to the borrowing of money described above in fundamental restriction 2 will be continuously complied with.
With respect to fundamental restriction 2, the 1940 Act permits each Fund to borrow money from banks in an amount up to one-third of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). Each Fund may also borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.
With respect to fundamental restriction 3, the 1940 Act prohibits each Fund from issuing senior securities, except that the Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose. Each Fund may also borrow money or engage in economically similar transactions if those transactions do not constitute “senior securities” under the 1940 Act. The policy above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.
With respect to fundamental restriction 4, each of VanEck CEF Muni Income ETF, VanEck ChiNext Innovators ETF, VanEck Durable High Dividend ETF, VanEck Fallen Angel High Yield Bond ETF, VanEck India Growth Leaders ETF, VanEck Long/Flat Trend ETF, VanEck Morningstar Global Wide Moat ETF, VanEck Morningstar International Moat ETF and VanEck Morningstar Wide Moat ETF intends to be diversified in approximately the same proportion as its underlying index is diversified. Each of VanEck CEF Muni Income ETF, VanEck ChiNext Innovators ETF, VanEck Durable High Dividend ETF, VanEck Fallen Angel High Yield Bond ETF, VanEck India Growth Leaders ETF, VanEck Long/Flat Trend ETF, VanEck Morningstar Global Wide Moat ETF, VanEck Morningstar International Moat ETF and VanEck Morningstar Wide Moat ETF may become non-diversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its underlying index. With respect to fundamental restriction 9, investment companies are not considered to be part of an industry. Additionally, the securities of state and municipal governments and their political subdivisions are not considered to be issued by members of any industry. In accordance with each of VanEck AA-BB CLO ETF’s, VanEck CLO ETF’s and VanEck Long/Flat Trend ETF’s principal investment strategies as set forth in its Prospectus, each of VanEck AA-BB CLO ETF, VanEck CLO ETF and VanEck Long/Flat Trend ETF may invest its assets in underlying investment companies. Although each of VanEck AA-BB CLO ETF, VanEck CLO ETF and VanEck Long/Flat Trend ETF does not have a policy to concentrate its investments in a particular industry, 25% or more of VanEck AA-BB CLO ETF’s, VanEck CLO ETF’s and VanEck Long/Flat Trend ETF’s total assets may be indirectly exposed to a particular industry or group of related industries through its investment in one or more underlying investment companies.
Each of VanEck AA-BB CLO ETF and VanEck CLO ETF may invest its remaining assets in securities, which may include but may not be limited to, money market instruments or funds which reinvest exclusively in money market instruments, stocks that are in the relevant market and/or in combinations of certain stock index futures contracts, options on such futures contracts, stock options, stock index options, options on the Shares, and stock index swaps and swaptions. These investments may be made to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions of Creation Units. Each of VanEck AA-BB CLO ETF and VanEck CLO ETF may also invest in money market instruments for cash management purposes or as part of a temporary defensive strategy to protect against potential stock market declines.

VanEck Commodity Strategy ETF expects to invest its assets in any one or more of the following to provide liquidity, serve as margin or collateralize the Fund’s investments in certain Commodities Instruments: U.S. Treasuries, other U.S. government obligations, money market funds and funds that invest in short-term bonds, cash and cash-like equivalents (e.g., high quality commercial paper and similar instruments that are rated investment grade or, if unrated, of comparable quality, as the Adviser determines), mortgage-backed securities issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises of the U.S. government (whether or not the securities are U.S. government securities), municipal debt securities, Treasury inflation-protected securities, sovereign debt obligations of non-U.S. countries, and repurchase agreements.
Each of VanEck Communication Services TruSector ETF, VanEck Consumer Discretionary TruSector ETF, VanEck Consumer Staples TruSector ETF, VanEck Energy TruSector ETF, VanEck Financials TruSector ETF, VanEck Healthcare TruSector ETF, VanEck Industrials TruSector ETF, VanEck Materials TruSector ETF, VanEck Real Assets ETF, VanEck Real Estate TruSector ETF, VanEck Technology TruSector ETF and VanEck Utilities TruSector ETF does not take temporary defensive positions that are inconsistent with its investment objective.
Each Fixed Income Fund may invest its remaining assets in securities not included in its respective Index, municipal bonds (with respect to VanEck CEF Muni Income ETF), money market instruments, repurchase agreements or funds which reinvest exclusively in money market instruments, convertible securities (with respect to VanEck Green Bond ETF), structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) (with respect to VanEck Green Bond ETF), certain derivatives (with respect to VanEck Green Bond ETF), in bonds that are in the relevant market but not the Fund’s respective Index and/or in combinations of certain bond index futures contracts, options on such futures contracts, bond options, bond index options, options on the Shares, and bond index swaps and swaptions, each with a view towards providing each Fund with exposure to the securities in its respective Index.
Each Fund (other than the Fixed Income Funds, VanEck AA-BB CLO ETF, VanEck CLO ETF, VanEck Commodity Strategy ETF, VanEck Communication Services TruSector ETF, VanEck Consumer Discretionary TruSector ETF, VanEck Consumer Staples TruSector ETF, VanEck Energy TruSector ETF, VanEck Financials TruSector ETF, VanEck Healthcare TruSector ETF, VanEck Industrials TruSector ETF, VanEck Materials TruSector ETF, VanEck Real Assets ETF, VanEck Real Estate TruSector ETF, VanEck Technology TruSector ETF, VanEck U.S. Equity Buffer ETF - July and VanEck Utilities TruSector ETF) may invest its remaining assets in securities not included in its respective Index, which may include but is not limited to money market instruments or funds which reinvest exclusively in money market instruments, in stocks that are in the relevant market but not its Index, and/or in combinations of certain stock index futures contracts, options on such futures contracts, stock options, stock index options, options on the Shares, and stock index swaps and swaptions, each with a view towards providing each Fund with exposure to the securities in its respective Index.
These investments may be made to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions of Creation Units. Each Fund (except VanEck AA-BB CLO ETF, VanEck CLO ETF, VanEck Commodity Strategy ETF, VanEck Communication Services TruSector ETF, VanEck Consumer Discretionary TruSector ETF, VanEck Consumer Staples TruSector ETF, VanEck Energy TruSector ETF, VanEck Financials TruSector ETF, VanEck Healthcare TruSector ETF, VanEck Industrials TruSector ETF, VanEck Materials TruSector ETF, VanEck Real Assets ETF, VanEck Real Estate TruSector ETF, VanEck Technology TruSector ETF, VanEck U.S. Equity Buffer ETF - July and VanEck Utilities TruSector ETF) does not take temporary defensive positions that are inconsistent with its investment objective of seeking to replicate/track (as applicable) its Index.
The following fundamental investment restrictions are applicable to only the VanEck Energy Income ETF. The VanEck Energy Income ETF may not:
1.Concentrate its investments in an industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that the Fund will concentrate to approximately the same extent that its Index concentrates in the stocks of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
2.Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
3.Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
5.Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
In addition to the investment restrictions adopted as fundamental policies as set forth above, the VanEck Energy Income ETF observes the following non-fundamental investment restrictions, which may be changed by the Board without a shareholder vote. Under these restrictions:
1.The Fund will not invest in securities which are “illiquid” securities if the result is that more than 15% of a Fund’s net assets would be invested in such securities.
If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitation with respect to the borrowing of money described above in fundamental restriction 2 will be continuously complied with.
With respect to fundamental restriction 2, the 1940 Act permits the Fund to borrow money from banks in an amount up to one-third of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). The Fund may also borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.
With respect to fundamental restriction 2, the 1940 Act prohibits the Fund from issuing senior securities, except that a Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose. The Fund may also borrow money or engage in economically similar transactions if those transactions do not constitute “senior securities” under the 1940 Act. The policy above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.
The VanEck Energy Income ETF may invest its remaining assets in securities not included in its Index, which may include but is not limited to money market instruments or funds which reinvest exclusively in money market instruments, in stocks that are in the relevant market but not the Fund’s Index, and/or in combinations of certain stock index futures contracts, options on such futures contracts, stock options, stock index options, options on the Shares, and stock index swaps and swaptions, each with a view towards providing the Fund with exposure to the securities in its Index. These investments may be made to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions of Creation Units. The Fund does not take temporary defensive positions that are inconsistent with its investment objective of seeking to replicate its Index.

Indian Investment Restrictions
The investment restrictions described below only apply to investments in Indian issuers made by VanEck India Growth Leaders ETF (or the Mauritius Subsidiary) and VanEck Digital India ETF.
Each of the Mauritius Subsidiary and VanEck Digital India ETF is registered as a Category I FPI with the SEBI. As such, the universe of permissible investments for these entities is limited pursuant to FPI Regulations and other applicable regulations.
FPIs are not allowed to short sell in the Indian market except in certain limited circumstances as specified by the SEBI. Further, sales against open purchases are not permitted for FPIs and FPIs can sell such securities only after their settlement.
The extent to which percentage positions may be taken in index options and index futures by the Mauritius Subsidiary and VanEck Digital India ETF would be restricted to the limits prescribed by applicable regulators from time to time. Separately, there are multiple restrictions including regarding ownership and use of derivatives as a result of applicable Indian regulations.

SPECIAL CONSIDERATIONS AND RISKS
A discussion of the risks associated with an investment in each Fund is contained in each Fund’s Prospectus under the headings “Summary Information—Principal Risks of Investing in the Fund” with respect to the applicable Fund and “Additional Information About the Funds’ Investment Strategies and Risks—Risks of Investing in the Funds.” The discussion below supplements, and should be read in conjunction with, such sections of each Fund’s Prospectus.
General
An investment in each Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.
An investment in each Fixed Income Fund should be made with an understanding of the risks inherent in an investment in fixed income securities. An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the values of “floating-rate” or “variable-rate” bonds generally fluctuate less in response to market interest rate movements than the value of similar fixed rate bonds. The Fixed Income Funds may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).
An investment in each Fund (other than the Fixed Income Funds) should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises. Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.
The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s Shares will be adversely affected if trading markets for a Fund’s portfolio securities are limited or absent or if bid/ask spreads are wide.
(All Funds except VanEck AA-BB CLO ETF, VanEck CLO ETF, VanEck CMCI Commodity Strategy ETF, VanEck Commodity Strategy ETF, VanEck Communication Services TruSector ETF, VanEck Consumer Discretionary TruSector ETF, VanEck Consumer Staples TruSector ETF, VanEck Energy TruSector ETF, VanEck Financials TruSector ETF, VanEck Healthcare TruSector ETF, VanEck Industrials TruSector ETF, VanEck Materials TruSector ETF, VanEck Real Assets ETF, VanEck Real Estate TruSector ETF, VanEck Technology TruSector ETF, VanEck U.S. Equity Buffer ETF - July and VanEck Utilities TruSector ETF)
The Funds are not actively managed by traditional methods, and therefore the adverse financial condition of any one issuer may not result in the elimination of its securities from the securities held by a Fund unless the securities of such issuer are removed from its respective Index. In the event that the securities in a Fund’s Index (except with respect to the Fixed Income Funds) are not listed on a national securities exchange, the principal trading market for some may be in the over the counter market.

An investment in each Fund should be made with an understanding that the Fund will not be able to replicate/track (as applicable) exactly the performance of its respective Index because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of its respective Index. In addition, certain Funds’ use of a representative sampling approach may cause each such Fund to not be as well correlated with the return of its respective Index as would be the case if the Fund purchased all of the securities in its respective Index in the proportions represented in such Index. The risk of non-correlation may be higher than other ETFs which utilize a sampling approach to the extent that a Fund invests a portion of its assets in securities that have economic characteristics that are substantially identical to the securities comprising its respective Index, but which are not included in such Index. It is also possible that for periods of time, a Fund may not fully replicate the performance of its respective Index due to the temporary unavailability of certain Index securities in the secondary market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time because the Fund is required to correct such imbalances by means of adjusting the composition of the securities. It is also possible that the composition of a Fund may not exactly replicate the composition of its respective Index if the Fund has to adjust its portfolio holdings in order to continue to qualify as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), or, in the case of VanEck BDC Income ETF, to comply with the provisions of the 1940 Act that limit the amount the Fund and its affiliates, in the aggregate, can invest in any one business development company.
Each Fund is subject to the risks of an investment in an economic sector or industry in which the Fund’s Index is highly concentrated. In addition, because it is the policy of each Fund to generally invest in the securities that comprise the Fund’s respective Index, the portfolio of securities (“Fund Securities”) held by such Fund also will be concentrated in that economic sector or industry.
Regulatory developments affecting the exchange-traded and OTC derivatives markets may impair a Fund’s ability to manage or hedge its investment portfolio through the use of derivatives. The Dodd-Frank Act and the rules promulgated thereunder may limit the ability of a Fund to enter into one or more exchange-traded or OTC derivatives transactions.
(All Funds except VanEck BDC Income ETF, VanEck CEF Muni Income ETF, VanEck CMCI Commodity Strategy ETF, VanEck Commodity Strategy ETF, VanEck Communication Services TruSector ETF, VanEck Consumer Discretionary TruSector ETF, VanEck Consumer Staples TruSector ETF, VanEck Energy TruSector ETF, VanEck Financials TruSector ETF, VanEck Healthcare TruSector ETF, VanEck Industrials TruSector ETF, VanEck Materials TruSector ETF, VanEck Mortgage REIT Income ETF, VanEck Office and Commercial REIT ETF, VanEck Real Assets ETF, VanEck Real Estate TruSector ETF, VanEck Technology TruSector ETF and VanEck Utilities TruSector ETF)
The relevant Adviser, on behalf of the Funds, has filed a notice of eligibility with the National Futures Association claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) pursuant to CFTC Regulation 4.5, as promulgated under the Commodity Exchange Act (“CEA”), with respect to the Funds’ operations. Therefore, neither the Funds nor VEAC (as defined below) (with respect to the Funds it advises) is subject to registration or regulation as a commodity pool or CPO under the CEA. If a Fund becomes subject to these requirements, a Fund may incur additional compliance and other expenses.
Each Fund’s use of derivatives may also be limited by the requirements of the Internal Revenue Code for qualification as a RIC for U.S. federal income tax purposes.
With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a “commodity pool” or CPO. First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that an Adviser is required to register as a CPO, the disclosure and operations of the Funds would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase operational expenses. Other potentially adverse regulatory initiatives could also develop.
(VanEck CEF Muni Income ETF, VanEck Communication Services TruSector ETF, VanEck Consumer Discretionary TruSector ETF, VanEck Consumer Staples TruSector ETF, VanEck Energy TruSector ETF, VanEck Financials TruSector ETF, VanEck Healthcare TruSector ETF, VanEck Industrials TruSector ETF, VanEck Materials TruSector ETF, VanEck

Mortgage REIT Income ETF, VanEck Office and Commercial REIT ETF, VanEck Real Estate TruSector ETF, VanEck Technology TruSector ETF and VanEck Utilities TruSector ETF only)
Each of VanEck CEF Muni Income ETF, VanEck Communication Services TruSector ETF, VanEck Consumer Discretionary TruSector ETF, VanEck Consumer Staples TruSector ETF, VanEck Energy TruSector ETF, VanEck Financials TruSector ETF, VanEck Healthcare TruSector ETF, VanEck Industrials TruSector ETF, VanEck Materials TruSector ETF, VanEck Mortgage REIT Income ETF, VanEck Office and Commercial REIT ETF, VanEck Real Estate TruSector ETF, and VanEck Technology TruSector ETF and VanEck Utilities TruSector ETF has claimed a temporary exemption from the definition of the term CPO under the CEA, and therefore, is not currently subject to registration or regulation as commodity pools under the CEA. When the temporary exemption expires, to the extent VanEck CEF Muni Income ETF, VanEck Communication Services TruSector ETF, VanEck Consumer Discretionary TruSector ETF, VanEck Consumer Staples TruSector ETF, VanEck Energy TruSector ETF, VanEck Financials TruSector ETF, VanEck Healthcare TruSector ETF, VanEck Industrials TruSector ETF, VanEck Materials TruSector ETF,VanEck Mortgage REIT Income ETF, VanEck Office and Commercial REIT ETF, VanEck Real Estate TruSector ETF, VanEck Technology TruSector ETF or VanEck Utilities TruSector ETF are not otherwise eligible to claim an exclusion from CFTC regulation, VanEck CEF Muni Income ETF, VanEck Communication Services TruSector ETF, VanEck Consumer Discretionary TruSector ETF, VanEck Mortgage REIT Income ETF, VanEck Office and Commercial REIT ETF or VanEck Technology TruSector ETF, as applicable, may determine to operate subject to CFTC regulation and may incur additional expenses.

Specific Risks Applicable to the Municipal Funds and VanEck CEF Muni Income ETF
Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades or the bankruptcy, of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Certain municipalities may have difficulty meeting their obligations due to, among other reasons, changes in underlying demographics.
Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to government regulation, taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, utilities and water and sewer, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market. Municipal instruments may be susceptible to periods of economic stress, which could affect the market values and marketability of many or all municipal obligations of issuers in a state, U.S. territory, or possession. A number of municipalities have had significant financial problems recently, and these and other municipalities could, potentially, continue to experience significant financial problems resulting from lower tax revenues and/or decreased aid from state and local governments in the event of an economic downturn. This could potentially decrease the Fund’s income or hurt its ability to preserve capital and liquidity. Municipal securities may include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from a municipal water or sewer utility or an airport. Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets due to factors such as lower property tax collections as a result of lower home values, lower sales tax revenues as a result of consumers cutting back spending and lower income tax revenue as a result of a higher unemployment rate. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization.
If the IRS determines that an issuer of a municipal security has not complied (either at issuance, post-issuance or as a result of deemed reissuance) with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.
The market for municipal bonds may be less liquid than for taxable bonds. There may also be less publicly available information on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for a Fund (and the Underlying Funds in which VanEck CEF Muni Income ETF invest) to value accurately than securities of public corporations. Since the Fund (and the Underlying Funds in which VanEck CEF Muni Income ETF invest) invest a significant portion of their portfolio in municipal securities, each Fund’s (and each Underlying Fund’s) portfolio may have greater exposure to liquidity risk than a fund that invests in non-municipal securities. In addition, issuers of municipal securities may seek protection under the bankruptcy or similar laws. For example, Chapter 9 of the Bankruptcy Code provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts. “Municipality” is defined broadly by the Bankruptcy Code as a “political subdivision or public agency or instrumentality of a state” and may include various issues of securities in which the Fund invests. The reorganization of a municipality’s debts may include extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other measures, which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of a Fund’s investments.
Many state and local governments that issue municipal securities are currently under significant economic and financial stress and may not be able to satisfy their obligations. The taxing power of any governmental entity may be limited and an entity’s credit may depend on factors which are beyond the entity’s control.
Education Bond Risk. In general, there are two types of education-related bonds: those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on students’ ability to pay tuition, availability of state and federal funding, and general economic conditions. Student loan revenue bonds are generally offered by state (or sub-state) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.
Electric Utilities Bond Risk. The electric utilities industry has been experiencing, and may continue to experience, increased competitive pressures. Federal legislation may open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel; (b) the availability and cost of capital; (c) the effects of conservation on energy demand; (d) the effects of rapidly changing environmental, safety and licensing requirements, and other federal, state and local regulations, (e) timely and sufficient rate increases and governmental limitations on rates charged to customers; (f) the effects of opposition to nuclear power; (g) increases in operating costs; and (h) obsolescence of existing equipment, facilities and products.
General Obligation Bond Risk. General obligation bonds are not backed by revenues from a specific project or source. Instead, general obligation bonds are backed by the “full faith and credit” of the issuer, which has the power to tax residents to pay bondholders. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.
Health Care Bond Risk. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state and local governmental agencies. A major source of revenues for the health care industry is payments from Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may also affect the industry and the value and credit quality of health care bonds, such as general and local economic conditions, demand for services, expenses (including malpractice insurance premiums) and competition among health care providers. The following elements may adversely affect health care facility operations: the implementation of national and/or state-specific health insurance exchanges; other national, state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services; and increases and decreases in the cost and availability of medical products.
Housing Bond Risk. Housing revenue bonds are generally issued by a state, county, city, local housing authority or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions and changes to current laws and regulations.

Industrial Development Bond Risk. Industrial development bonds are revenue bonds issued by or on behalf of public authorities to obtain funds to finance various public and/or privately operated facilities, including those for business and manufacturing, housing, sports, pollution control, airport, mass transit, port and parking facilities. These bonds are normally secured only by the revenues from the project and not by state or local government tax payments. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. Payment of interest on and repayment of principal of such bonds are the responsibility of the user and/or any guarantor. These bonds are subject to a wide variety of risks, many of which relate to the nature of the specific project. Generally, the value and credit quality of these bonds are sensitive to the risks related to an economic slowdown.
There is no guarantee that a Fund’s income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after a Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by a Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.
Lease Obligations Risk. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing “non-appropriation” clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property. In such circumstances, a Fund might not recover the full principal amount of the obligation.
Municipal Market Disruption Risk. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the U.S. federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund’s distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund’s holdings would be affected. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Funds’ municipal securities in the same manner. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a Fund.
Resource Recovery Bond Risk. Resource recovery bonds are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation is involved, at least during the construction phase, and the revenue stream is secured by fees or rents paid by municipalities for use of the facilities. These bonds are normally secured only by the revenues from the project and not by state or local government tax receipts. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. The viability of a resource recovery project, environmental protection regulations, and project operator tax incentives may affect the value and credit quality of resource recovery bonds.
Special Tax Bond Risk. Special tax bonds are usually backed and payable through a single tax, or series of special taxes such as incremental property taxes. The failure of the tax levy to generate adequate revenue to pay the debt service on the bonds may cause the value of the bonds to decline. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities, which may adversely affect the value of a Fund’s portfolio.

Tobacco Bond Risk. Tobacco settlement revenue bonds are generally neither general nor legal obligations of a state or any of its political subdivisions and neither the full faith and credit nor the taxing power nor any other assets or revenues of a state or of any political subdivision will be pledged to the payment of any such bonds. In addition, tobacco companies’ profits from the sale of tobacco products are inherently variable and difficult to estimate. There can be no guarantee that tobacco companies will earn enough revenues to cover the payments due under tobacco bonds. The revenues of tobacco companies may be adversely affected by the adoption of new legislation and/or by litigation.
Transportation Bond Risk. Transportation debt may be issued to finance the construction of airports, toll roads, highways or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation. Municipal securities that are issued to finance a particular transportation project often depend solely on revenues from that project to make principal and interest payments. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities.
Water and Sewer Bond Risk. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer’s importance, monopoly status and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and federal environmental mandates are challenges faced by issuers of water and sewer bonds.
Specific Risks Applicable to the VanEck Russia ETF and VanEck Russia Small-Cap ETF
Risks Related to Russian Invasion of Ukraine. In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The sanctions consist of the prohibition of trading in certain Russian securities and engaging in certain private transactions, the prohibition of doing business with certain Russian corporate entities, large financial institutions, officials and oligarchs, and the freezing of Russian assets. The sanctions include a commitment by certain countries and the European Union to remove selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications, commonly called “SWIFT,” the electronic network that connects banks globally, and imposed restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses.
The imposition of these current sanctions (and potential further sanctions in response to continued Russian military activity) and other actions undertaken by countries and businesses may adversely impact various sectors of the Russian economy, including but not limited to, the financials, energy, metals and mining, engineering, and defense and defense-related materials sectors. Such actions also may result in a weakening of the ruble, a downgrade of Russia’s credit rating, and the decline of the value and liquidity of Russian securities, and could impair the ability of a Fund to buy, sell, receive, or deliver those securities. Moreover, the measures could adversely affect global financial and energy markets and thereby negatively affect the value of a Fund's investments beyond any direct exposure to Russian issuers or those of adjoining geographic regions. In response to sanctions, Russia has taken and may take additional counter measures or retaliatory actions, which may impair the value and liquidity of Russian securities and Fund investments. Such actions could, for example, include restricting gas exports to other countries, seizure of U.S. and European residents' assets, conducting cyberattacks on other governments, corporations or individuals, or undertaking or provoking other military conflict elsewhere in Europe, any of which could exacerbate negative consequences on global financial markets and the economy. The actions discussed above could have a negative effect on the performance of Funds that have exposure to Russia. The conflict between Russia and Ukraine is currently unpredictable and has the potential to result in broadened military actions. The duration of ongoing hostilities and corresponding sanctions and related events cannot be predicted and may result in a negative impact on performance and the value of Fund investments, particularly as it relates to Russia exposure.
The Funds are in the process of liquidating their assets and winding up their business pursuant to the Plan of Liquidation and Termination and will be unable to meet their investment objectives. Due to difficulties transacting in impacted securities, a Fund may experience challenges liquidating the applicable positions as part of the Fund’s liquidation. Additionally, due to current and potential future sanctions or potential market closure impacting the ability to trade Russian securities, a Fund may experience higher transaction costs. Furthermore, any exposure that a Fund may have to Russian counterparties or counterparties that are otherwise impacted by sanctions also could negatively impact the Fund’s portfolio. The Funds may also be restricted in making liquidating distributions to shareholders due to sanctions and other regulatory constraints.
Due to regulatory restrictions imposed by the Office of Foreign Assets Control (“OFAC”) upon the VanEck Russia ETF and certain of its service providers and operational counterparties, the VanEck Russia ETF's ability to process financial transactions and make payments, including distributions to shareholders, has been completely restricted. Such restrictions may exist for a prolonged period of time. During this period, the VanEck Russia ETF may not be able to meet its obligations and certain regulatory requirements, which will have a negative impact on the VanEck Russia ETF and its shareholders.
The VanEck Russia ETF has qualified as a regulated investment company under the Internal Revenue Code. However, due to restrictions on the VanEck Russia ETF's ability to pay distributions imposed by OFAC, the VanEck Russia ETF will be unable, unless such restrictions are lifted, to pay the required distributions of its investment company taxable income and realized capital gains, if any. Regulated investment companies are required to annually distribute at least 90% of their investment company taxable income. Unless these restrictions are lifted, the VanEck Russia ETF will be unable to meet this requirement and will no longer be qualified as a regulated investment company after certain deadlines have passed. The loss of qualification is likely to result in income tax liability for the VanEck Russia ETF and result in economic loss for the shareholders of the VanEck Russia ETF. Please consult your personal tax advisor about the VanEck Russia ETF's potential loss of regulated investment company qualification.

Tax Risks
As with any investment, you should consider how your investment in Shares of a Fund will be taxed. The tax information in the Prospectus and SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares of a Fund.
U.S. Federal Tax Treatment of Certain Futures Contracts and Option Contracts
Each Fund may be required for U.S. federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain regulated futures contracts and option contracts (“Section 1256 Contracts”) as of the end of the year as well as those actually realized during the year. Gain or loss from Section 1256 Contracts will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. Each Fund may be required to defer the recognition of losses on futures contracts or certain option contracts to the extent of any unrecognized gains on related positions held by the Fund.
In order for a Fund to continue to qualify for U.S. federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, income derived from interests in qualified publicly traded partnerships (which generally are partnerships that are traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof), other than partnerships that derive 90% of their income from interest, dividends and other permitted RIC income), gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund’s business of investing in securities. It is anticipated that any net gain realized from the closing out of futures contracts or certain option contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% or more requirement.
Each Fund expects to distribute to shareholders annually any net capital gains which have been recognized for U.S. federal income tax purposes (including unrealized gains at the end of the Fund’s fiscal year on certain futures transactions and certain option contracts). Such distributions are combined with distributions of capital gains realized on each Fund’s other investments and shareholders are advised on the nature of the distributions.
Concentration Considerations
To the extent that a Fund’s investments are concentrated in a particular sector or sectors or industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector or industry will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries. The securities of state and municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Cyber Security
The Funds, their service providers, each Exchange and Authorized Participants (defined below) are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Funds and their service providers use to service the Fund’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers. Cyber attacks against or security breakdowns of the Funds, their service providers, an Exchange or Authorized Participants may adversely impact the Funds and their shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate the Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which a Fund invests, which may cause the Fund’s investment in such issuers to lose value. There can be no assurance that the Funds, their service providers, an Exchange or Authorized Participants will not suffer losses relating to cyber attacks or other information security breaches in the future.
Securities Lending
The Funds, may lend securities to approved borrowers, including affiliates of the Fund’s securities lending agent, State Street Bank and Trust Company (“State Street”). Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides cash or non-cash collateral equal to at least 102% (105% for foreign securities) of the value of the securities loaned. Collateral is maintained by State Street on behalf of the Fund. Cash received as collateral through loan transactions is generally invested in shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation. Non-cash collateral consists of securities issued or guaranteed by the United States government or one of its agencies and cannot be re-hypothecated by the Fund. The SEC provided guidance in connection with the derivatives rule discussed above regarding the use of securities lending collateral that may limit the Funds from engaging in certain uses of cash and non-cash collateral. The Fund maintains the ability to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a Fund is not able to recover the securities loaned, the collateral may be sold and a replacement investment may be purchased in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased.
Inability to Pass Through Deduction from MLPs (VanEck Energy Income ETF only)
Individuals and certain other non-corporate entities are generally eligible for a 20% deduction with respect to certain taxable income from master limited partnerships (“MLPs”). The VanEck Energy Income ETF is not permitted to pass through MLP net income, if any, or the 20% deduction to Fund shareholders. As a result, in comparison, investors investing directly in MLPs would be eligible for the 20% deduction for MLP net income from these investments while investors investing in MLPs held indirectly through the Fund would not be eligible for the 20% deduction for their share of such taxable income.

Risks Relating to VanEck Digital India ETF and VanEck India Growth Leaders ETF
Tax Risks. The taxation of income and capital gains of the VanEck Digital India ETF and VanEck India Growth Leaders ETF is subject to the fiscal laws and practices of different jurisdictions. Any of those jurisdictions may change their fiscal laws and practices (or interpretation thereof) and enforcement policies, possibly with retroactive effect. The VanEck India Growth Leaders ETF’s investment in the Mauritius Subsidiary involves certain tax risks. Changes to the Double Taxation Avoidance Treaty (the “Treaty”) between Mauritius and India (or its interpretation) may adversely affect the ability of the Mauritius Subsidiary to realize efficiently income or capital gains. Consequently, it is possible that Mauritius Subsidiary may face unfavorable tax treatment, which may materially adversely affect the value of its investments or the feasibility of making investments in India.
The Mauritius Subsidiary is a wholly-owned subsidiary of the Trust in Mauritius. The following tax risks are relevant to the Mauritius Subsidiary and, where indicated, to VanEck Digital India ETF.
a.Indirect Transfer Risk: Indian capital gains tax can be imposed on income arising from the transfer of shares in a company registered outside India which derives, directly or indirectly, its value substantially from the assets located in India. For more information about this issue, please see “Taxation of Indirect Transfer of Indian Assets” in the “Taxes” section of this SAI. Being a Category I FPI, the Mauritius Subsidiary and VanEck Digital India ETF are currently exempt from the application of these rules. In case of loss of the Mauritius Subsidiary's and/or VanEck Digital India ETF's registration as a Category I FPI or changes in Indian rules, the

Mauritius Subsidiary, VanEck India Growth Leaders ETF, VanEck Digital India ETF and their investors could be subject to the indirect transfer tax provisions in the future.
b.Exposure to Permanent Establishment (“PE”): While the Fund believes that the activities of the Mauritius Subsidiary or VanEck Digital India ETF should not create a PE of the Mauritius Subsidiary or VanEck Digital India ETF in India, the Indian tax authorities may claim that these activities have resulted in a PE of the Mauritius Subsidiary or VanEck Digital India ETF in India. Under such circumstances, the profits of the Mauritius Subsidiary or VanEck Digital India ETF to the extent attributable to the PE would be subject to taxation in India.
c.General Anti-Avoidance Rules (“GAAR”): GAAR, as contained in the Indian Income Tax Act, 1961 (“ITA 1961”), became effective April 1, 2017. GAAR empowers the tax authorities to investigate and declare an arrangement as an “impermissible avoidance arrangement” and, consequently, the authorities can disregard entities in a structure, reallocate income and expenditure between parties to the arrangement, alter the tax residence of such entities and the legal situs of assets involved, treat debt as equity and vice versa. An “impermissible avoidance arrangement” is an arrangement entered into with the main purpose of obtaining a tax benefit and satisfying one or more of the following: (a) non-arm’s length dealings; (b) misuse or abuse of the provisions of the domestic income tax provisions; (c) lack of commercial substance; or (d) arrangement similar to that employed for non-bona fide purposes.
If the Indian Tax authorities deem the Mauritius Subsidiary’s structure to be an “impermissible avoidance     arrangement,” then the Mauritius Subsidiary may not be able to claim benefits under the Treaty. Inability of the Mauritius Subsidiary to claim the tax benefits under the Treaty could have an adverse impact on the tax liabilities of the Mauritius Subsidiary, and would likely have an adverse impact on the returns to the Fund.
d.Renegotiation of the India-Mauritius Double Taxation Avoidance Treaty: India and Mauritius signed a protocol (“2016 Protocol”) on May 10, 2016 amending the Treaty. The 2016 Protocol gives India a source-based right to tax capital gains which arise from alienation of shares of an Indian resident company acquired by a Mauritian tax resident (as opposed to the previous residence-based tax regime under the Treaty). However, the 2016 Protocol provides for grandfathering of investments and stipulates that the revised position shall only be applicable to investments made on or after April 1, 2017. There can be no assurance that the terms of the Treaty will not be further amended in the future or be subject to a different interpretation or that the Mauritius Subsidiary will continue to be deemed a tax resident by Mauritius, allowing it favorable tax treatment. Any further changes in the provisions of the Treaty or in its applicability to the Mauritius Subsidiary could result in the imposition of withholding and other taxes on the Mauritius Subsidiary by India, which would reduce the return to the Fund on its investments.
e.Exposure to Place of Effective Management (“POEM”) risk:
While the VanEck Digital India ETF and Mauritius Subsidiary believe that their activities or the activities of the Adviser described in the Prospectus or this SAI should not lead to a situation where the POEM of the VanEck Digital India ETF, Mauritius Subsidiary or the Adviser is considered to be in India, there may be a risk that the Indian tax authorities will claim that these activities have resulted in a POEM of the VanEck Digital India ETF, Mauritius Subsidiary and/or the Adviser in India. If for any reason the activities are held to be a POEM of the VanEck Digital India ETF, Mauritius Subsidiary and/or the Adviser in India, then the worldwide profits of the VanEck Digital India ETF or Mauritius Subsidiary would be subject to taxation in India.
f.Limitations on the Mauritius Subsidiary’s Ability to Make Distributions or Pay Redemption Proceeds to the Fund. Certain limitations under the Mauritius Companies Act 2001 may adversely affect the ability of the Mauritius Subsidiary and the VanEck India Growth Leaders ETF to make distributions or pay the redemption proceeds to the investors. If VanEck India Growth Leaders ETF’s ability to make distributions is adversely affected, VanEck India Growth Leaders ETF may be unable to satisfy distribution requirements applicable to RICs under the Internal Revenue Code, and be subject to income and/or excise tax at the Fund level. See “Taxes.”
g.Mauritius Subsidiary Risks. The Fund may cease utilizing the Mauritius Subsidiary in the future or the use of the Subsidiary as intended may not be possible. Ceasing to utilize the Mauritius Subsidiary could result in realized gains for the Fund, in capital gains tax liability and other tax liability in India and Mauritius and in other associated liabilities.

Special Risk Considerations of Investing in China (VanEck China Bond ETF, VanEck China Semiconductor ETF and VanEck ChiNext Innovators ETF (together, the “China Funds”) only)
Investments in securities of Chinese issuers involve risks and special considerations not typically associated with investments in the U.S. securities markets, including the following:
Political and Economic Risk. The economy of China differs from the economies of most developed countries in many respects, including the level of government involvement, its state of development, its growth rate, control of foreign exchange, and allocation of resources. The economy of China’s growth has been uneven both geographically and among various sectors of the economy. Economic growth has also been accompanied by periods of high inflation. The PRC government has implemented various measures from time to time to control inflation and restrain the rate of economic growth.

For more than 30 years, the PRC government has carried out economic reforms to achieve decentralization and utilization of market forces to develop the economy of the PRC. These reforms have resulted in significant economic growth and social progress. There can, however, be no assurance that the PRC government will continue to pursue such economic policies or, if it does, that those policies will continue to be successful. Any such adjustment and modification of those economic policies may have an adverse impact on the securities market in the PRC as well as the underlying securities of a Fund’s Index. Further, the PRC government may from time to time adopt corrective measures to control the growth of the PRC economy which may also have an adverse impact on the capital growth and performance of a Fund.
Political changes, social instability and adverse diplomatic developments in the PRC could result in the imposition of additional government restrictions including expropriation of assets, confiscatory taxes or nationalization of some or all of the property held by the issuers of a Fund’s investments or contained in a Fund’s Index.
Market volatility caused by potential regional or territorial conflicts, including military conflicts, either in response to internal social unrest or conflicts with other countries, popular unrest associated with demands for improved political, economic and social conditions, the impact of regional conflict on the economy and hostile relations with neighboring countries, or natural or other disasters, may have an adverse impact on the performance of the Fund.
The laws, regulations, government policies and political and economic climate in China may change with little or no advance notice. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of the A-shares in a Fund’s portfolio.
Since 1949, the PRC has been a socialist state controlled by the Communist party. China has only recently opened up to foreign investment and has only begun to permit private economic activity. There is no guarantee that the Chinese government will not revert from its current open-market economy to the economic policy of central planning that it implemented prior to 1978.
Under the economic reforms implemented by the Chinese government, the Chinese economy has experienced tremendous growth, developing into one of the largest economies in the world. There is no assurance, however, that such growth will be sustained in the future.
The Chinese government continues to be an active participant in many economic sectors through ownership positions and regulation. The allocation of resources in China is subject to a high level of government control. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. Through its policies, the government may provide preferential treatment to particular industries or companies. The policies set by the government could have a substantial adverse effect on the Chinese economy and a Fund’s investments.
The Chinese economy is export-driven and highly reliant on trade, and much of China’s growth in recent years has been the result of focused investments in economic sectors intended to produce goods and services for export purposes. The performance of the Chinese economy may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency revaluation, capital reinvestment, resource self-sufficiency and balance of payments position. Adverse changes to the economic conditions of its primary trading partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy and a Fund’s investments. International trade tensions involving China and its trading counterparties may arise from time to time which can result in trade tariffs, embargoes, sanctions, investment restrictions, trade limitations, trade wars and other negative consequences. Such actions and consequences may ultimately result in a significant reduction in international trade, an oversupply of certain manufactured goods, devaluations of existing inventories and potentially the failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact to a Fund. China’s growing trade surplus with the United States has increased the risk of trade disputes. For example, recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s, or other countries', export industry and a negative impact on a Fund. In addition, as China’s economic and political strength has grown in recent years, it has shown a greater willingness to assert itself militarily in the region. Military or diplomatic moves to resolve any issues could adversely affect the economies in the region and, thus, a Fund’s investments.
Moreover, the current slowdown or any future recessions in other significant economies of the world, such as the United States, the European Union and certain Asian countries, may adversely affect economic growth in China. An economic downturn in China would adversely impact a Fund’s investments.
Inflation. Economic growth in China has also historically been accompanied by periods of high inflation. Rising inflation may, in the future, adversely affect the performance of the Chinese economy and a Fund’s investments.
Tax Changes. The Chinese system of taxation is not as well settled as that of the United States. China has implemented a number of tax reforms in recent years and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law, such as the cessation of tax exemptions in respect of investments in A-shares via Stock Connect, could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which a Fund invests. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund. Should legislation limit U.S. investors’ ability to invest in specific Chinese companies through A-shares or other share class listings that are part of the underlying holdings, these shares may be excluded from Fund holdings. In addition, changes in the Chinese tax system may have retroactive effects.
Nationalization and Expropriation. After the formation of the Chinese socialist state in 1949, the Chinese government renounced various debt obligations and nationalized private assets without providing any form of compensation. There can be no assurance that the Chinese government will not take similar actions in the future. Accordingly, an investment in a Fund involves a risk of a total loss.
Hong Kong Policy. As part of Hong Kong’s transition from British to Chinese sovereignty in 1997, China agreed to allow Hong Kong to maintain a high degree of autonomy with regard to its political, legal and economic systems for a period of at least 50 years. China controls matters that relate to defense and foreign affairs. Under the agreement, China does not tax Hong Kong, does not limit the exchange of the Hong Kong dollar for foreign currencies and does not place restrictions on free trade in Hong Kong. However, there is no guarantee that China will continue to honor the agreement, and China may change its policies regarding Hong Kong at any time. As of July 2020, the Chinese Standing Committee of the National People's Congress enacted the Law of the People's Republic of China on Safeguarding National Security in the Hong Kong Special Administrative Region. As of the same month, Hong Kong is no longer afforded preferential economic treatment by the United States under US law, and there is uncertainty as to how the economy of Hong Kong will be affected. Any further changes in PRC’s policies could adversely affect market conditions and the performance of the Hong Kong economy and, thus, the value of securities in the Fund’s portfolio.
Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of securities in the Fund’s portfolio. Furthermore, as demonstrated by Hong Kong protests in recent years over political, economic, and legal freedoms, and the Chinese government's response to them, there continues to exist political uncertainty within Hong Kong.
Chinese Securities Markets. The securities markets in China have a limited operating history and are not as developed as those in the United States. These markets tend to have had greater volatility than markets in the United States and some other countries. In addition, there is less regulation and monitoring of Chinese securities markets and the activities of investors, brokers and other participants than in the United States. Accordingly, issuers of securities in China are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely disclosure of information. During periods of significant market volatility, the Chinese government has, from time to time, intervened in its domestic securities markets to a greater degree than would be typical in more developed markets. Stock markets in China are in the process of change and further development. This may lead to trading volatility, unpredictable trading suspensions, difficulty in the settlement and recording of transactions and difficulty in interpreting and applying the relevant regulations. These risks may be more pronounced for the A-share market than for Chinese securities markets generally because the A-share market is subject to greater government restrictions and control, including trading suspensions, as described in greater detail above.
Available Disclosure About Chinese Companies. Disclosure and regulatory standards in emerging market countries, such as China, are in many respects less stringent than U.S. standards. There is substantially less publicly available information about Chinese issuers than there is about U.S. issuers. The Chinese government has taken positions that prevent the United States Public Company Accounting Oversight Board (“PCAOB”) from inspecting the audit work and practices of accounting firms in mainland China and Hong Kong for compliance with U.S. law and professional standards. Audits performed by PCAOB-registered accounting firms in mainland China and Hong Kong may be less reliable than those performed by firms subject to PCAOB inspection. Therefore, disclosure of certain material information may not be made, and less information may be available to a Fund and other investors than would be the case if a Fund’s investments were restricted to securities of U.S. issuers. Chinese issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a Chinese issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. Generally Accepted Accounting Principles. As a result, there is substantially greater risk that disclosures will be incomplete or misleading and, in the event of investor harm, that there will be substantially less access to recourse, in comparison to U.S. domestic companies. Furthermore, under amendments to the Sarbanes-Oxley Act enacted in December 2020, which requires that the PCAOB be permitted to inspect the accounting firm of a U.S.-listed Chinese issuer, Chinese companies with securities listed on U.S. exchanges may be delisted if the PCAOB is unable to inspect the accounting firm.
Chinese Corporate and Securities Law. The regulations on investments and repatriation of capital are relatively new. As a result, the application and interpretation of such investment regulations are relatively untested. In addition, PRC authorities have broad discretion in this regard. A Fund’s rights with respect to its investments in A-shares through Stock Connect will not be governed by U.S. law, and instead will be governed by Chinese law. China operates under a civil law system, in which court precedent is not binding. Because there is no binding precedent to interpret existing statutes, there is uncertainty regarding the implementation of existing law.
Legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities and stockholders’ rights often differ from those that may apply in the United States and other countries. Chinese laws providing protection to investors, such as laws regarding the fiduciary duties of officers and directors, are undeveloped and will not provide investors, such as a Fund, with protection in all situations where protection would be provided by comparable law in the United States. China lacks a national set of laws that address all issues that may arise with regard to a foreign investor such as a Fund.
It may therefore be difficult for a Fund to enforce its rights as an investor under Chinese corporate and securities laws, and it may be difficult or impossible for a Fund to obtain a judgment in court. Moreover, as Chinese corporate and securities laws continue to develop, these developments may adversely affect foreign investors, such as a Fund.

Special Risk Considerations of Investing in Chinese-Issued A-shares (VanEck China Semiconductor ETF and VanEck ChiNext Innovators ETF only)
    A Fund’s investments in A-shares via Stock Connect are limited by the market-wide quotas imposed by Stock Connect. Currently, there are two stock exchanges in mainland China, the Shanghai and Shenzhen Stock Exchanges, and there is one stock exchange in Hong Kong. The Shanghai and Shenzhen Stock Exchanges are supervised by the China Securities Regulatory Commission and are highly automated with trading and settlement executed electronically. The Shanghai and Shenzhen Stock Exchanges are more volatile than the major securities markets in the United States. In comparison to the mainland Chinese securities markets, the securities markets in Hong Kong are relatively well developed and active.
The Shanghai and Shenzhen Stock Exchanges divide listed shares into two classes: A-shares and B-shares. Companies whose shares are traded on the Shanghai and Shenzhen Stock Exchanges that are incorporated in mainland China may issue both A-shares and B-shares. In China, the A-shares and B-shares of an issuer may only trade on one exchange. A-shares and B-shares may both be listed on either the Shanghai or Shenzhen Stock Exchanges. Both classes represent an ownership interest comparable to a share of common stock and all shares are entitled to substantially the same rights and benefits associated with ownership. A-shares are traded on the Shanghai and Shenzhen Stock Exchanges in RMB.
Because restrictions continue to exist and capital therefore cannot flow freely into the A-share market, it is possible that in the event of a market disruption, the liquidity of the A-share market and trading prices of A-shares could be more severely affected than the liquidity and trading prices of markets where securities are freely tradable and capital therefore flows more freely. A Fund cannot predict the nature or duration of such a market disruption or the impact that it may have on the A-share market and the short-term and long-term prospects of its investments in the A-share market.
The Chinese government has in the past taken actions that benefited holders of A-shares. As A-shares become more available to foreign investors, such as the Funds, the Chinese government may be less likely to take action that would benefit holders of A-shares.
From time to time, certain of the companies in which each Fund expects to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the

U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. As an investor in such companies, each Fund will be indirectly subject to those risks.
Investment and Repatriation Restrictions. Investments by a Fund in A-shares and other Chinese financial instruments regulated by the China Securities Regulatory Commission, including warrants and open- and closed-end investment companies, are subject to governmental pre-approval limitations on the quantity that a Fund may purchase or limits on the classes of securities in which a Fund may invest.
The Chinese government limits foreign investment in the securities of certain Chinese issuers entirely if foreign investment is banned in respect of the industry in which the relevant Chinese issuers are conducting their business. These restrictions or limitations may have adverse effects on the liquidity and performance of a Fund holdings as compared to the performance of its respective Index. This may increase the risk of tracking error and may adversely affect a Fund’s ability to pursue its investment objective.

Risk of Loss of Favorable U.S. Tax Treatment. Each Fund intends to distribute annually all or substantially all of its investment company taxable income and net capital gain. However, if a Fund does not repatriate funds associated with direct investment in A-shares on a timely basis, it may be unable to satisfy the distribution requirements required to qualify for the favorable tax treatment otherwise generally afforded to RICs under the Internal Revenue Code. If a Fund fails to qualify for any taxable year as a RIC, such Fund would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level (currently at a 21% U.S. federal tax rate) and, when such income is distributed, to a further tax at the shareholder level to the extent of the Fund’s current or accumulated earnings and profits. In addition, the Fund would not be eligible for a deduction for dividends paid to shareholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (any of which could be subject to interest charges) before re-qualifying for taxation as a RIC. See each Fund’s Prospectus entitled “Shareholder Information—Tax Information—Taxes on Distributions” for more information.
Tax on Retained Income and Gains. To the extent a Fund does not distribute to shareholders substantially all of its investment company taxable income and net capital gain in a given year, it will be required to pay U.S. federal income and excise tax on the retained income and gains, thereby reducing such Fund’s return. A Fund may elect to treat its net capital gain as having been distributed to shareholders. In that case, shareholders of record on the last day of such Fund’s taxable year will be required to include their attributable share of the retained gain in income for the year as a long-term capital gain despite not actually receiving the dividend, and may be entitled to a tax credit or refund for the tax deemed paid on their behalf by the Fund as well as an increase in the basis of their shares to reflect the difference between their attributable share of the gain and the related credit or refund.
Foreign Exchange Control. The Chinese government heavily regulates the domestic exchange of foreign currencies within China. Chinese law requires that all domestic transactions must be settled in RMB, places significant restrictions on the remittance of foreign currency and strictly regulates currency exchange from RMB. These restrictions may adversely affect a Fund and its investments. There may not be sufficient amounts of RMB for a Fund to be fully invested. It should also be noted that the PRC government’s policies on exchange control and repatriation restrictions are subject to change, and any such change may adversely impact a Fund. There can be no assurance that the RMB exchange rate will not fluctuate widely against the US dollar or any other foreign currency in the future. Under exceptional circumstances, payment of redemptions and/or dividend payment in RMB may be delayed due to the exchange controls and restrictions applicable to RMB.
Custody Risks of Investing in A-shares. Custody arrangements for investments in China are subject to the rules and regulations of the China Securities Regulatory Commission and the People’s Bank of China, which may materially differ from custody arrangements in other jurisdictions. A Fund’s investments in China are subject to the risks of such arrangements, including the risk of a liquidation or bankruptcy by the PRC sub-custodian, which may result in losses to such Fund.
Foreign Currency Considerations. Emerging markets such as China can experience high rates of inflation, deflation and currency devaluation. The value of the RMB may be subject to a high degree of fluctuation due to, among other things, changes in interest rates, the effects of monetary policies issued by the PRC, the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. Each Fund invests a significant portion of its assets in investments denominated in RMB and the income received by each Fund will principally be in RMB. A Fund’s exposure to the RMB and changes in value of the RMB versus the U.S. dollar may result in reduced returns for such Fund. Moreover, a Fund may incur costs in connection with conversions between U.S. dollars and RMB. The RMB is currently not a freely convertible currency. The value of the RMB is based on a managed floating exchange rate based on market supply and demand with reference to a basket of foreign currencies. The daily trading price of the RMB is allowed to float within a narrow band around the central parity published by the People’s Bank of China. The Chinese government’s imposition of restrictions on the repatriation of RMB out of mainland China may limit the depth of the offshore RMB market and reduce the liquidity of a Fund’s investments. These restrictions as well as any accelerated appreciation or depreciation of RMB may adversely affect a Fund and its investments. A Fund may be required to liquidate certain positions in order to make distributions if such Fund has insufficient cash in U.S. dollars to meet distribution requirements under the Internal Revenue Code due to currency convertibility. The liquidation of investments, if required, may also have an adverse impact on a Fund’s performance.
Furthermore, a Fund may incur costs in connection with conversions between U.S. dollars and RMB. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should such Fund desire immediately to resell that currency to the dealer. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.
RMB can be further categorized into onshore RMB (CNY), which can be traded only in the PRC, and offshore RMB (CNH), which can be traded outside the PRC. CNY and CNH are traded at different exchange rates and their exchange rates may not move in the same direction. A Fund may also be adversely affected by the exchange rates between CNY and CNH. In addition, there may not be sufficient amounts of RMB for a Fund to be fully invested. Moreover, the trading and settlement of RMB-denominated securities are recent developments in Hong Kong and there is no assurance that problems will not be encountered with the systems or that other logistical problems will not arise.
Currently, there is no market in China in which a Fund may engage in hedging transactions to minimize RMB foreign exchange risk, and there can be no guarantee that instruments suitable for hedging currency will be available to a Fund in China at any time in the future. In the event that in the future it becomes possible to hedge RMB currency risk in China, a Fund may seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in hedging transactions. In that case, such Fund may enter into forward currency exchange contracts and currency futures contracts and options on such futures contracts, as well as purchase put or call options on currencies, in China. Currency hedging would involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. The use of currency transactions could result in a Fund incurring losses as a result of the imposition of exchange controls, exchange rate regulation, suspension of settlements or the inability to deliver or receive a specified currency.
China-Related Index Tracking Risk. To the extent a Fund is unable to invest in A-shares or enter into swaps or other derivatives linked to the performance of its Index or securities comprising its Index, it may enter into swaps or other derivatives linked to the performance of other funds that seek to track the performance of its Index. These funds may trade at a premium or discount to net asset value, which may result in additional tracking error for the Fund. Moreover, the ability of a Fund to track its Index may be affected by foreign exchange fluctuations as between the U.S. dollar and the RMB. Additionally, the terms of the swaps require the payment of the U.S. dollar equivalent of the RMB distributions and dividends, meaning that the Fund is exposed to foreign exchange risk and fluctuations in value between the U.S. dollar and the RMB. A Fund will be required to remit RMB to settle the purchase of A-shares and repatriate RMB to U.S. dollars to settle redemption orders. In the event such remittance is delayed or disrupted, the Fund will not be able to fully replicate the Index by investing in the relevant A-shares, which may lead to increased tracking error, and may need to rely on borrowings to meet redemptions, which may lead to increased expenses. Because the Index is priced in Chinese RMB and the Fund is priced in U.S. dollars, the ability of the Fund to track the Index is in part subject to foreign exchange fluctuations as between the U.S. dollar and the RMB. A Fund may underperform its Index when the value of the U.S. dollar increases relative to the value of the RMB.
PRC Custodian Risks
Custody arrangements for investments in China are subject to the rules and regulations of the China Securities Regulatory Commission and the People’s Bank of China, which may materially differ from custody arrangements in other jurisdictions. The Fund’s investments in China are subject to the risks of such arrangements, including the risk of a liquidation or bankruptcy by the PRC sub-custodian, which may result in losses to the Fund.
Stock Connect Program Risks (VanEck China Semiconductor ETF, VanEck ChiNext Innovators ETF, VanEck Copper and Electrification Metals ETF and VanEck Rare Earth and Strategic Metals ETF only)
VanEck China Semiconductor ETF, VanEck ChiNext Innovators ETF, VanEck Copper and Electrification Metals ETF and VanEck Rare Earth and Strategic Metals ETF may invest in A-shares listed and traded on the Shanghai Stock Exchange and the Shenzhen Stock Exchange through the Shanghai-Hong Kong Stock Connect Program and the Shenzhen-Hong Kong Stock Connect Program (together, “Stock Connect”), or on such other stock exchanges in China which participate in Stock Connect from time to time or in the future. Trading through Stock Connect is subject to a number of restrictions that may affect a Fund’s investments and returns. For example, purchases of A-shares through Stock Connect are subject to a daily quota which does not belong to the Fund and can only be utilised on a first-come-first-serve basis. Once the daily quota is exceeded, buy orders may be rejected. The Fund's ability to invest in A-shares may therefore be limited. In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to a Fund. Furthermore, securities purchased via Stock Connect will be held via a book entry omnibus account in the name of Hong Kong Securities Clearing Company Limited (“HKSCC”), Hong Kong’s clearing entity, at the China Securities Depository and Clearing Corporation Limited (“CSDCC”). A Fund’s ownership interest in Stock Connect securities will not be reflected directly in book entry with CSDCC and will instead only be reflected on the books of its Hong Kong sub-custodian. A Fund may therefore depend on HKSCC’s ability or willingness as record-holder of Stock Connect securities to enforce the Fund’s shareholder rights. PRC law did not historically recognize the concept of beneficial ownership; while PRC regulations and the Hong Kong Stock Exchange have issued clarifications and guidance supporting the concept of beneficial ownership via Stock Connect, the interpretation of beneficial ownership in the PRC by regulators and courts may continue to evolve. Moreover, Stock Connect A-shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules.
A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in A-shares. Therefore, a Fund’s investments in Stock Connect A-shares are generally subject to PRC securities regulations and listing rules, among other restrictions. The Stock Exchange of Hong Kong, Shenzhen Stock Exchange (“SZSE”) and Shanghai Stock Exchange (“SSE”) reserve the right to suspend trading if necessary for ensuring an orderly and fair market and managing risks prudently, which could adversely affect a Fund’s ability to access the mainland China market. A stock may be recalled from the scope of eligible SSE securities or SZSE securities for trading via the Stock Connects for various reasons, and in such event, the stock can only be sold but is restricted from being bought. Stock Connect is only available on days when markets in both the PRC and Hong Kong are open, which may limit the Fund’s ability to trade when it would be otherwise attractive to do so.
Uncertainties in permanent PRC tax rules governing the taxation of income and gains from investments in Stock Connect A-shares could result in unexpected tax liabilities for the Fund. Please refer to the section titled “PRC taxation” below.
A Fund may, through Stock Connect, access securities listed on the ChiNext Market and STAR Board of the SZSE. Listed companies on the ChiNext Market and STAR Board are usually of an emerging nature with smaller operating scale. Listed companies on the ChiNext Market and STAR Board are subject to wider price fluctuation limits and due to higher entry thresholds for investors, may have limited liquidity, compared to other boards. They are subject to higher fluctuation in stock prices and liquidity and have higher risks and turnover ratios than companies listed on the main board of the SZSE. Securities listed on the ChiNext Market may be overvalued and such exceptionally high valuation may not be sustainable. Stock prices may be more susceptible to manipulation due to fewer circulating shares. It may be more common and faster for companies listed on the ChiNext Market to delist. This may have an adverse impact on a Fund if the companies that they invest in are delisted. Also, the rules and regulations regarding companies listed on the ChiNext Market and STAR Board are less stringent in terms of profitability and share capital than those on the main board. Investments in the ChiNext Market and STAR Board may result in significant losses for a Fund and its investors. STAR Board is a newly established board and may have a limited number of listed companies during the initial stage. Investments in STAR board may be concentrated in a small number of stocks and subject the Fund to higher concentration risk.
Stock Connect only operates on days when both the PRC and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. So it is possible that there are occasions when it is a normal trading day for the PRC market but the Fund cannot carry out any China A-shares trading via Stock Connect. The Fund may be subject to a risk of price fluctuations in China A-shares during the time when any of Stock Connect is not trading as a result.

PRC regulations require that before an investor sells any share, there should be sufficient shares in the account; otherwise the SSE or SZSE will reject the sell order concerned. SEHK will carry out pre-trade checking on China A-shares sell orders of its participants (i.e. the stock brokers) to ensure there is no over-selling. If the Fund intends to sell certain China A-shares it holds, it must transfer those China A-shares to the respective accounts of its broker(s) before the market opens on the day of selling (“trading day”). If it fails to meet this deadline, it will not be able to sell those shares on the trading day. Because of this requirement, the Fund may not be able to dispose of its holdings of China A-shares in a timely manner.
The Stock Connect program is a relatively new program and may be subject to further interpretation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect a Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on a Fund’s investments and returns. Moreover, the rules and regulations may have potential retrospective effect. There can be no assurance that the Stock Connects will not be abolished. Investments in mainland China markets through the Stock Connects may adversely affect the Fund as a result of such changes.
Bond Connect Risks (VanEck China Bond ETF only)
The “Mutual Bond Market Access between mainland China and Hong Kong” (“Bond Connect”) program is an initiative established to facilitate investors from mainland China and Hong Kong to trade in each other’s bond markets through connection between the mainland China and Hong Kong financial institutions.
Under the prevailing PRC regulations, eligible foreign investors will be allowed to invest in the bonds available on the China Interbank Bond Market (“CIBM”) through the northbound trading of Bond Connect (“Northbound Trading Link”). There will be no investment quota for the Northbound Trading Link.
Under the Northbound Trading Link, eligible foreign investors are required to appoint the China Foreign Exchange Trade System & National Interbank Funding Centre (“CFETS”) or other institutions recognized by the PBOC as registration agents to apply for registration with the PBOC.
Eligible foreign investors may submit trade requests for bonds circulated in the CIBM through the Northbound Trading Link provided by offshore electronic bond trading platforms, which will in turn transmit their requests for quotation to CFETS. CFETS will send the requests for quotation to a number of approved onshore dealers (including market makers and others engaged in the market-making business) in mainland China. The approved onshore dealers will respond to the requests for quotation via CFETS, and CFETS will send their responses to those eligible foreign investors through the same offshore electronic bond trading platforms. Once the eligible foreign investor accepts the quotation, the trade is concluded on CFETS.
On the other hand, the settlement and custody of bond securities traded in the CIBM under Bond Connect will be done through the settlement and custody link between an offshore custody agent and onshore custodian and clearing institutions in mainland China. In August 2018, Bond Connect enhanced its settlement system to fully implement real-time delivery-versus-payment settlement of trades, which has resulted in increased adoption of Bond Connect by investors. However, there is a risk that Chinese regulators may alter all or part of the structure and terms of, as well as a China Fund’s access to, Bond Connect in the future or eliminate it altogether, which may limit or prevent the Fund from investing directly in or selling its bond securities. Pursuant to the prevailing regulations in mainland China, all bonds traded by eligible foreign investors will be registered in the name of the Central Moneymarkets Unit of the Hong Kong Monetary Authority (“CMU”), which will hold such bonds as a nominee owner.
Bond Connect is relatively new. Laws, rules, regulations, policies, notices, circulars or guidelines relating to Bond Connect as published or applied by any of the Bond Connect Authorities (as defined below) are untested and are subject to change from time to time. There can be no assurance that Bond Connect will not be restricted, suspended or abolished. If such event occurs, the Fund’s ability to invest in the CIBM through Bond Connect will be adversely affected, and if the Fund is unable to adequately access the CIBM through other means, the Fund’s ability to achieve its investment objective will be adversely affected.
Under the prevailing regulations, eligible foreign investors who wish to participate in Bond Connect may do so through an offshore custody agent, registration agent or other third parties (as the case may be), who would be responsible for making the relevant filings and account opening with the relevant authorities. The Fund is therefore subject to the risk of default or errors on the part of such agents.
Trading through Bond Connect is performed through newly developed trading platforms and operational systems. There is no assurance that such systems will function properly (in particular, under extreme market conditions) or will continue to be adapted to changes and developments in the market. In the event that the relevant systems fails to function properly, trading through Bond Connect may be disrupted. The Fund’s ability to trade through Bond Connect (and hence to pursue its investment strategy) may therefore be adversely affected. In addition, where the Fund invests in the CIBM through Bond Connect, it may be subject to risks of delays inherent in the order placing and/or settlement.
The CMU (i.e. the HKMA) is the “nominee holder” of the bonds acquired by the Fund through Bond Connect. Whilst the Bond Connect Authorities have expressly stated that investors will enjoy the rights and interests of the bonds acquired through Bond Connect in accordance with applicable laws, the exercise and the enforcement of beneficial ownership rights over such bonds in the courts in China is yet to be tested. In addition, in the event that the nominee holder becomes insolvent, such bonds may form part of the pool of assets of the nominee holder available for distribution to its creditors and the Fund, as a beneficial owner, may have no rights whatsoever in respect thereof.

Chinese Variable Interest Entities Risks
Chinese operating companies sometimes rely on variable interest entity (“VIE”) structures to raise capital from non-Chinese investors. In a VIE structure, a China-based operating company establishes an entity (typically offshore) that enters into service and other contracts (such as powers of attorney, equity pledge agreements and other services or business cooperation agreements) with the Chinese company designed to provide economic exposure to the company. The offshore entity then issues exchange-traded shares that are sold to the public, including non-Chinese investors (such as a Fund). Shares of the offshore entity are not equity ownership interests in the Chinese operating company and therefore the ability of the offshore entity to control the activities of the Chinese company are limited and the Chinese company may engage in activities that negatively impact investment value. The VIE structure is designed to provide the offshore entity (and in turn, investors in the entity) with economic exposure to the Chinese company that replicates equity ownership, without actual equity ownership. The VIE contractual arrangements permit the VIE structure to consolidate its financial statements with those of the underlying Chinese company. VIE structures are used due to Chinese government prohibitions on foreign ownership of companies in certain industries and it is not clear that the contracts are enforceable or that the structures will otherwise work as intended.
Intervention by the Chinese government with respect to VIE structures could adversely affect the Chinese operating company’s performance, the enforceability of the offshore entity’s contractual arrangements with the Chinese company and the value of the offshore entity’s shares. Further, if the Chinese government determines that the agreements establishing the VIE structure do not comply with Chinese law and regulations, including those related to prohibitions on foreign ownership, the Chinese government could subject the Chinese company to penalties, revocation of business and operating licenses or forfeiture of ownership interests. The offshore entity’s control over the Chinese company may also be jeopardized if certain legal formalities are not observed in connection with the agreements, if the agreements are breached or if the agreements are otherwise determined not to be enforceable. If any of the foregoing were to occur, the market value of a Fund’s associated portfolio holdings would likely fall, causing substantial investment losses for the Fund.
In addition, Chinese companies listed on U..S. exchanges, including ADRs and companies that rely on VIE structures, may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements. Delisting could significantly decrease the liquidity and value of the securities of these companies, decrease the ability of a Fund to invest in such securities and increase the cost of the Fund if it is required to seek alternative markets in which to invest in such securities. Investments involving a VIE may also pose additional risks because the interests of the equity owners of the operating company may conflict with the interests of the investors of the offshore company, and the fiduciary duties of the officers and the directors of the operating company may differ from, or conflict with, the fiduciary duties of the officers and directors of the offshore company.

Specific Risks Applicable to VanEck CMCI Commodity Strategy ETF, VanEck Commodity Strategy ETF and VanEck Real Assets ETF
Under normal circumstances, VanEck Real Assets ETF, through a wholly-owned subsidiary of the Fund, invests in Exchange-Traded Products that invest in commodities and Commodities Instruments. Under normal circumstances, each of VanEck CMCI Commodity Strategy ETF and VanEck Commodity Strategy ETF invests in certain Commodities Instruments through a wholly-owned subsidiary. The Funds’ wholly-owned subsidiaries are collectively referred to as the “Cayman Subsidiaries.”
Cayman Subsidiaries. Each Fund’s investment in its Cayman Subsidiary will generally not exceed 25% of the value of the Fund’s total assets at each quarter-end of the Fund's fiscal year. Each Cayman Subsidiary may invest in Commodities Instruments, as described under “Commodities Instruments” below. Because each Fund may invest a substantial portion of its assets in its Cayman Subsidiary, which may hold certain of the investments described in the Fund’s Prospectus and this SAI, each Fund may be considered to be investing indirectly in those investments through its Cayman Subsidiary. Therefore, except as otherwise noted, for purposes of this disclosure, references to a Fund’s investments strategies and risks include those of its Cayman Subsidiary.

The Cayman Subsidiaries are not registered under the 1940 Act and are not directly subject to its investor protections, except as noted in each Fund’s Prospectus or this SAI. However, each Cayman Subsidiary is wholly-owned and controlled by its Fund and is advised by VEARA. The Trust’s Board of Trustees has oversight responsibility for the investment activities of the Funds, including its investment in the Cayman Subsidiaries, and each Fund’s role as the sole shareholder of its Cayman Subsidiary. The Cayman Subsidiaries will also enter into separate contracts for the provision of custody, transfer agency, and accounting agent services with the same service providers or with affiliates of the same service providers that provide those services to its Fund.
Changes in the laws of the United States (where the Funds are organized) and/or the Cayman Islands (where the Cayman Subsidiaries are incorporated) could prevent a Fund and/or its Cayman Subsidiary from operating as described in its Prospectus and this SAI and could negatively affect the Fund and its shareholders. For example, the Cayman Islands currently does not impose certain taxes on the Cayman Subsidiaries, including income and capital gains tax, among others. If Cayman Islands laws were changed to require the Cayman Subsidiaries to pay Cayman Islands taxes, the investment returns of the Funds would likely decrease.
The financial statements of each Cayman Subsidiary will be consolidated with its Fund’s financial statements in the Fund’s filings on Form N-CSR with the SEC.
Commodities Instruments. Each Fund gains exposure to Commodities Instruments primarily through its Cayman Subsidiary. Additional information on the Cayman Subsidiaries is set forth under “Cayman Subsidiaries” above. Additional information regarding specific Commodities Instruments is set forth below. The Funds, either directly or through the Cayman Subsidiaries, may also gain exposure to Commodities Instruments through investment in certain investment companies, including ETFs, and in ETNs.
Each Fund may invest up to 25% of its total assets in its Cayman Subsidiary, portions of which will be committed as “initial” and “variation” margin to secure the Cayman Subsidiary’s positions in Commodities Instruments. These assets are placed in accounts maintained by the Fund’s Cayman Subsidiary at the Cayman Subsidiary’s clearing broker or FCM, and are held in cash or invested in U.S. Treasury bills and other direct or guaranteed debt obligations of the U.S. government maturing within less than one year at the time of investment.
In the event that the securities are not listed on a national securities exchange, the principal trading market for some may be in the OTC market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Funds’ Shares will be adversely affected if trading markets for the Funds’ portfolio securities are limited or absent or if bid/ask spreads are wide.
Each Fund may also invest in securities issued by other investment companies, equity securities, fixed income securities and money market instruments, including repurchase agreements. For temporary defensive purposes, each Fund may invest without limit in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments.
Each of VanEck Commodity Strategy ETF and VanEck Real Assets ETF is an actively managed ETF that does not seek to replicate the performance of a specified index.

Regulatory developments affecting the exchange-traded and OTC derivatives markets may impair a Fund’s ability to manage or hedge its investment portfolio through the use of derivatives. The Dodd-Frank Act and the rules promulgated thereunder may limit the ability of a Fund to enter into one or more exchange-traded or OTC derivatives transactions.
Changes in the laws or regulations of the United States or the Cayman Islands, including any changes to applicable tax laws and regulations, could impair the ability of a Fund to achieve its investment objective and could increase the operating expenses of the Fund or its Cayman Subsidiary. CFTC regulations require an investment adviser of a registered investment company to register with the CFTC as a CPO if the investment company either markets itself as a vehicle for trading commodity interests or conducts more than a de minimis amount of speculative trading in commodity interests. Based on each Fund’s and its Cayman Subsidiary’s current investment strategies, each Fund and its Cayman Subsidiary are each a “commodity pool” and VEARA, which is currently registered with the CFTC as a CPO and commodity trading adviser under the CEA, is considered a CPO with respect to each Fund and its Cayman Subsidiary. Accordingly, each Fund and VEARA are subject to dual regulation by the CFTC and the SEC. Pursuant to certain CFTC regulations, each Fund and VEARA have elected to meet the requirements of certain CFTC regulations by complying with specific SEC rules and regulations relating to disclosure and reporting requirements. The CFTC could deem a Fund or VEARA in violation of an applicable CFTC regulation if the Fund or VEARA failed to comply with a related SEC regulatory requirement. In addition, the Funds and VEARA will remain subject to certain CFTC-mandated disclosure, reporting and recordkeeping regulations with respect to the Funds and the

Cayman Subsidiaries. Compliance with the CFTC regulations could increase a Fund’s expenses, adversely affecting the Fund’s total return.
In addition, the CFTC or the SEC could at any time alter the regulatory requirements governing the use of commodity index-linked notes, commodity futures, options on commodity futures or swap transactions by investment companies, which could result in the inability of a Fund to achieve its investment objective through its current strategies. Amendments to position limits rules the CFTC has adopted that establish certain new and amended position limits for 25 specified physical commodity futures and related options contracts traded on exchanges, other futures contracts and related options directly or indirectly linked to such 25 specified contracts, and any OTC transactions that are economically equivalent to the 25 specified contracts have become effective. VEARA will need to consider whether the exposure created under these contracts (if applicable) might exceed the new and amended limits, and the limits may constrain the ability of the Fund to use such contracts. The amendments also modify the bona fide hedging exemption for which certain swap dealers were previously eligible, which could limit the amount of speculative OTC transaction capacity each such swap dealer would have available for a Fund.
Each Fund and its Cayman Subsidiary may utilize futures contracts. The use of futures is subject to applicable regulations of the SEC, the several exchanges upon which they are traded, the CFTC and various state regulatory authorities.
Futures Contracts. Each Fund may purchase and sell futures contracts. Each Fund (directly or through its Cayman Subsidiary) may invest in commodity futures contracts. Commodity futures contracts are generally based upon commodities within the six principal commodity groups: energy, industrial metals, agriculture, precious metals, foods and fibers, and livestock. The price of a commodity futures contract will reflect the storage costs of purchasing the commodity. These storage costs include the time value of money invested in the commodity plus the actual costs of storing the commodity less any benefits from ownership of the commodity that are not obtained by the holder of a futures contract (this is sometimes referred to as the “convenience yield”). To the extent that these storage costs change for an underlying commodity while the Fund is in a long position on that commodity, the value of the futures contract may change proportionately.
Commodity futures contracts are traded on futures exchanges. These futures exchanges offer a central marketplace in which to transact futures contracts, a clearing corporation to process trades, a standardization of expiration dates and contract sizes, and the availability of a secondary market. Futures markets also specify the terms and conditions of delivery as well as the maximum permissible price movement during a trading session. Additionally, the commodity futures exchanges may have position limit rules that limit the amount of futures contracts that any one party may hold in a particular commodity at any point in time. These position limit rules are designed to prevent any one participant from controlling a significant portion of the market. In the commodity futures markets, the exchange clearing corporation takes the other side in all transactions, either buying or selling directly to the market participants. The clearinghouse acts as the counterparty to all exchange-traded futures contracts, that is, a Fund’s or its Cayman Subsidiary’s obligation is to the clearinghouse, and the Fund or its Cayman Subsidiary will look to the clearinghouse to satisfy the Fund’s or its Cayman Subsidiary’s rights under a commodity futures contract.
Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund or its Cayman Subsidiary will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund or its Cayman Subsidiary is not able to enter into an offsetting transaction, the Fund or its Cayman Subsidiary will continue to be required to maintain the margin deposits on the futures contract.
Margin is the amount of funds that must be deposited by a Fund or its Cayman Subsidiary with its custodian or FCM in a segregated account in the name of the FCM in order to initiate futures trading and to maintain the Fund’s or its Cayman Subsidiary’s open positions in futures contracts. A margin deposit is intended to ensure a Fund’s or its Cayman Subsidiary’s performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded and may be significantly modified from time to time by the exchange during the term of the futures contract. Futures contracts are customarily purchased and sold on margins that may vary.
If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to a Fund or its Cayman Subsidiary. In computing daily net asset value, a Fund or its Cayman Subsidiary will mark to market the current value of its open futures contracts. A Fund and its Cayman Subsidiary expect to earn interest income on their margin deposits.
Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, a Fund or its Cayman Subsidiary would presumably have sustained comparable losses if, instead of investing in the futures contract, it had invested in the underlying financial instrument and sold it after the decline.
Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. Despite the daily price limits on various futures exchanges, the price volatility of commodity futures contracts has been historically greater than that for traditional securities such as stocks and bonds. To the extent that a Fund or its Cayman Subsidiary invests in commodity futures contracts, the assets of the Fund and the Cayman Subsidiary, and therefore the prices of Fund shares, may be subject to greater volatility.
There can be no assurance that a liquid market will exist at a time when a Fund or its Cayman Subsidiary seeks to close out a futures contract. A Fund or its Cayman Subsidiary would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund’s net asset value. There can be no assurance that an active secondary market will develop or continue to exist.
Regulatory Aspects of Investments in Futures. VEARA has registered as a CPO with the CFTC. VEARA’s investment decisions may need to be modified, and commodity contract positions held by a Fund and/or its Cayman Subsidiary may have to be liquidated at disadvantageous times or prices, to avoid exceeding position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change on a Fund is impossible to predict, but could be substantial and adverse to the Fund.
Derivatives Rule. The Fund is required to comply with the derivatives rule when it engages in transactions involving futures and other derivatives involving future Fund payment or delivery obligations. VEARA cannot predict the effects of these requirements on the Fund. VEARA intends to monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective. See “SEC Regulatory Matters” above.
U.S. Federal Income Tax Treatment of Investments in the Cayman Subsidiaries. Each Fund must derive at least 90% of its gross income from certain qualifying sources of income in order to qualify as a RIC under the Internal Revenue Code. The IRS issued a revenue ruling in December 2005 which concluded that income and gains from certain commodity-linked derivatives are not qualifying income under subchapter M of the Internal Revenue Code. As a result, a Fund’s ability to invest directly in commodity-linked futures contracts or swaps or in certain exchange-traded trusts that hold commodities as part of its investment strategy is limited by the requirement that it receive no more than ten percent (10%) of its gross income from such investments. The IRS has issued private letter rulings to other taxpayers in which the IRS specifically concluded that income derived from a fund’s investment in a controlled foreign corporation (“CFC”) also will constitute qualifying income to the fund, even if the CFC itself owns commodity-linked futures contracts or swaps. A private letter ruling cannot be used or cited as precedent and is binding on the IRS only for the taxpayer that receives it. The Funds have not obtained a ruling from the IRS with respect to their investments or their structure. The IRS has currently suspended the issuance of private letter rulings relating to the tax treatment of income generated by investments in a subsidiary. The IRS has issued regulations that generally treat a fund’s income inclusion with respect to an investment in a non-U.S. company generating investment income as qualifying income if there is a current-year distribution of the earnings and profits of the non-U.S. company that are attributable to such income inclusion, or if the income inclusion is derived with respect to the fund’s business of investing in stocks and securities. Each Fund intends to treat its income from its Cayman Subsidiary as qualifying income without any such ruling from the IRS. There can be no assurance that the IRS will not change its position with respect to some or all of these issues or if the IRS did so, that a court would not sustain the IRS’s position. Furthermore, the tax treatment of each Fund’s investments in its Cayman Subsidiary may be adversely affected by future legislation, court decisions, future IRS guidance or Treasury regulations. If the IRS were to change its position or otherwise determine that income derived from a Fund’s investment in its Cayman Subsidiary does not constitute qualifying income and if such positions were upheld, or if future legislation, court decisions, future IRS guidance or Treasury regulations were to adversely affect the tax treatment of such investments, the Fund might cease to qualify as a RIC and would be required to reduce its exposure to such investments which could result in difficulty in implementing its investment strategy. If a Fund did not qualify as a RIC for any taxable year, the Fund’s taxable income would be subject to tax at the Fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.
Cayman Subsidiaries. Investments in the Cayman Subsidiaries are expected to provide the Funds with exposure to the commodity markets within the limitations of subchapter M of the Internal Revenue Code and IRS revenue rulings and regulations, as discussed above under “U.S. Federal Income Tax Treatment of Investments in the Cayman Subsidiaries” and below under “Taxes.” Each Cayman Subsidiary is a company organized under the laws of the Cayman Islands and is overseen by its own board of directors. Each Fund is the sole shareholder of its Cayman Subsidiary, and it is not currently expected that shares of the Cayman Subsidiaries will be sold or offered to other investors. It is expected that the Cayman Subsidiaries will primarily invest in Commodities Instruments. To the extent that a Fund invests in its Cayman Subsidiary, the Fund may be subject to the risks associated with such Commodities Instruments.
While the Cayman Subsidiaries may be considered similar to investment companies, they are not registered under the 1940 Act and, unless otherwise noted in each Fund’s Prospectus and this SAI, are not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of a Fund and/or its Cayman Subsidiary to operate as described in the Fund’s Prospectus and this SAI and could eliminate or severely limit the Fund’s ability to invest in its Cayman Subsidiary which may adversely affect the Fund and its shareholders.
EXCHANGE LISTING AND TRADING
A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in each Fund’s Prospectus under the headings “Summary Information—Principal Risks of Investing in the Fund” with respect to the applicable Fund, “Additional Information About the Funds’ Investment Strategies and Risks—Risks of Investing in the Funds,” “Shareholder Information—Determination of NAV” and “Shareholder Information—Buying and Selling Exchange-Traded Shares.” The discussion below supplements, and should be read in conjunction with, such sections of each Fund’s Prospectus.
The Shares of each Fund are listed on NYSE Arca, NASDAQ or Cboe and trade in the secondary market at prices that may differ to some degree from their NAV. An Exchange may but is not required to remove the Shares of the Funds from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of the Funds, there are fewer than 50 beneficial holders of the Shares, (2) the Exchange becomes aware that the Funds are no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act, (3) the Funds no longer comply with certain listing exchange rules, or (4) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the Shares from listing and trading upon termination of the Trust. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the Funds will continue to be met.
As in the case of other securities traded on an Exchange, brokers’ commissions on secondary market transactions in Shares of each of the Funds will be based on negotiated commission rates at customary levels.
In order to provide investors with a basis to gauge whether the market price of the Shares on the Exchange is approximately consistent with the current value of the assets of a Fund on a per Share basis, an “intra-day indicative value” (“IIV” and also known as the Indicative Optimized Portfolio Value) for a Fund may be disseminated through the facilities of the Consolidated Tape Association’s Network B. IIVs are disseminated during regular Exchange trading hours. The Funds are not involved in or responsible for the calculation or dissemination of the IIVs and make no warranty as to the accuracy of the IIVs.
The IIV has a securities component and a cash component reflecting cash and other assets that may be held by the Funds. The securities values included in the IIV are the values of the Deposit Securities (as defined below under the heading “Creation and Redemption of Creation Units—Fund Deposit”) for the Funds. While the IIV reflects the approximate current value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Funds at a particular point in time because the current portfolio of each Fund may include securities that are not a part of the current Deposit Securities.

Therefore, while each Fund’s IIV may be disseminated during the Exchange trading hours, it should not be viewed as a real-time update of the Fund’s NAV, which is calculated only once a day.
The cash component included in the IIV could consist of estimated accrued interest, dividends and other income, less expenses. If applicable, the IIV also reflects changes in currency exchange rates between the U.S. dollar and the applicable currency.
BOARD OF TRUSTEES OF THE TRUST
Trustees and Officers of the Trust
The Board consists of six Trustees, five of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). Mr. Peter J. Sidebottom, an Independent Trustee, serves as Chairperson of the Board. The Board is responsible for overseeing the management and operations of the Trust, including general supervision of the duties performed by the Advisers and other service providers to the Trust. The Advisers are responsible for the day-to-day administration and business affairs of the Trust.
The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust. The Board believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Advisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: such person’s character and integrity; length of service as a board member of the Trust; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and, as to each Trustee other than Mr. van Eck, his status as not being an “interested person” (as defined in the 1940 Act) of the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Chow, significant business and financial experience, particularly in the investment management industry, experience with trading and markets through his involvement with the Pacific Stock Exchange, and service as a chief executive officer, board member, partner or executive officer of various businesses and non-profit organizations; Ms. Hesslein, business and financial experience, particularly in the investment management industry, and service as a president, board member and/or executive officer of various businesses; Mr. Short, business and financial experience, particularly in the investment management industry, and service as a president, board member or executive officer of various businesses; Mr. Sidebottom, business and financial experience, particularly in the investment management industry, and service as partner and/or executive officer of various businesses; Mr. Stamberger, extensive business and financial experience as founder, president and CEO of SmartBrief, Inc., and previous service as the Senior Vice President of B2B, Future Plc, a global media company; and Mr. van Eck, business and financial experience, particularly in the investment management industry, and service as a president, executive officer and/or board member of various businesses, including VEAC, Van Eck Securities Corporation (“VESC”), and VEARA. References to the experience, qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.
The Trustees of the Trust, their addresses, positions with the Trust, year of birth, term of office and length of time served, principal occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and other directorships, if any, held by the Trustees, are set forth below.

Independent Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held Outside the Fund Complex[3] During Past Five Years
David H. Chow, 1957*†	Trustee Chairperson	Since 2006 2008 to 2022	Founder and CEO, DanCourt Management LLC (financial/strategy consulting firm and Registered Investment Adviser), March 1999 to present.	82
Trustee, MainStay Fund
Complex[4], January 2016 to present and currently Chairman of the Investment Committee. Formerly, Trustee, Berea College of Kentucky, May 2009 to June 2024. Member of the Governing Council of the Independent Directors Council, October 2012 to September 2020.

Laurie A. Hesslein, 1959*†	Trustee	Since 2019	Citigroup, Managing Director and Business Head, Local Consumer Lending North America, and CEO and President, CitiFinancial Servicing LLC (2013 - 2017).	82	Formerly, Trustee, First Eagle Senior Loan Fund, March 2017 to December 2021; and Trustee, Eagle Growth and Income Opportunities Fund, March 2017 to December 2020.
R. Alastair Short, 1953*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle).	95	Chairman and Independent Director, EULAV Asset Management; Chairman and Independent Director, Total Fund Solutions; Independent Director, Contingency Capital, LLC; Trustee, Kenyon Review; Trustee, Children's Village. Formerly, Independent Director, Tremont offshore funds.
Peter J. Sidebottom, 1962*†	Chairperson Trustee	Since 2022 Since 2012	Global Lead Partner, Financial Services Strategy, Accenture, January 2021 to present; Lead Partner, North America Banking and Capital Markets Strategy, Accenture, May 2017 to December 2021.	82	Formerly, Board Member, Special Olympics, New Jersey, November 2011 to September 2013; Director, The Charlotte Research Institute, December 2000 to 2009; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012; Board Member, NJ- CAN, July 2014 to 2016.
Richard D. Stamberger, 1959*†	Trustee	Since 2006	Senior Vice President, B2B, Future Plc (a global media company), July 2020 to August 2022; President, CEO and co-founder, SmartBrief, Inc., 1999 to 2020.	82	Director, Food and Friends, Inc., 2013 to present; Board Member, The Arc Foundation of the US, 2022 to present; Chairman, Lifetime Care Services, LLC, 2023 to present.
________________________
1The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
2Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
3The Fund Complex consists of the VanEck Funds, VanEck VIP Trust and the Trust.
4The MainStay Fund Complex consists of MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund.
*    Member of the Audit Committee.
†    Member of the Nominating and Corporate Governance Committee.

Interested Trustee

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held Outside the Fund Complex[3] During Past Five Years
Jan F. van Eck, 1963[4]	Trustee, Chief Executive Officer and President	Trustee (Since 2006); Chief Executive Officer and President (Since 2009)	Director, President and Chief Executive Officer of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust.	95	Director, National Committee on US-China Relations.
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1The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
2Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
3The Fund Complex consists of the VanEck Funds, VanEck VIP Trust and the Trust.

4“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of VEAC, VEARA and VESC.

Officer Information
The Officers of the Trust, their addresses, positions with the Trust, year of birth and principal occupations during the past five years are set forth below.

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years
Lawrence G. Altadonna, 1966	Vice President and Treasurer	Since 2024	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Fund Assistant Treasurer and Vice President of Credit Suisse Asset Management, LLC (June 2022- January 2024).
Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Vice President (Since 2023); Assistant Secretary (Since 2016)
Deputy General Counsel (since 2026), Vice President and Assistant Secretary of VEAC, VEARA and Van Eck Securities Corporation (VESC); Officer of other investment companies advised by VEAC and VEARA. Formerly, Associate General Counsel and Assistant Vice President of VEAC, VEARA and VESC.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.
Charles T. Cameron, 1960	Vice President	Since 2006	Portfolio Manager of VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.
John J. Crimmins, 1957	Vice President, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC. Formerly, Treasurer of other investment companies advised by VEAC and VEARA.
Susan Curry, 1966	Assistant Vice President	Since 2022	Assistant Vice President of VEAC, VEARA and VESC; Formerly, Managing Director, Legg Mason, Inc.
Orhan Dzemaili, 1974	Assistant Vice President and Assistant Treasurer	Since 2025
Assistant Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of BlackRock, Inc. (September 2022- July 2025). Formerly, Mutual Fund Administration- Manager of Allianz Global Investors U.S. LLC (April 2007-February 2021).

Eduardo Escario, 1975	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of VEAC.
F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA.
Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.
Nicholas Jackson, 1974	Assistant Vice President	Since 2018	Director, Business Development of VanEck Australia Pty Ltd. Formerly, Vice President, Business Development of VanEck Australia Pty Ltd.
Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016); Assistant Secretary (Since 2008)
Deputy General Counsel (since 2026), Vice President and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Associate General Counsel of VEAC, VEARA and VESC.

Matthew McKinnon, 1970	Assistant Vice President	Since 2018	Head of Asia - Business Development of VanEck Australia Pty Ltd. Formerly, Director, Intermediaries and Institutions of VanEck Australia Pty Ltd.
Arian Neiron, 1979	Vice President	Since 2018	CEO & Managing Director and Head of Asia Pacific of VanEck Australia Pty Ltd.; Officer and/or Director of other companies affiliated with VEAC and/or the Trust.
James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC and VEARA; Manager, Portfolio Administration of VEAC and VEARA. Officer of other investment companies advised by VEAC and VEARA.
Adam Phillips, 1970	Vice President	Since 2018	ETF Chief Operating Officer of VEAC; Director of other companies affiliated with VEAC.
Philipp Schlegel, 1974	Vice President	Since 2016	Managing Director of Van Eck Switzerland AG; Co-head Sales EMEA.

Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016); Secretary and Chief Legal Officer (Since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust. Formerly, Vice President of VEAC, VEARA and VESC.
Andrew Tilzer, 1972	Assistant Vice President	Since 2021	Vice President of VEAC and VEARA; Vice President of Portfolio Administration of VEAC. Formerly, Assistant Vice President, Portfolio Operations of VEAC.
_____________________

1The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
2Officers are elected yearly by the Trustees.

The Board has an Audit Committee consisting of five Trustees who are Independent Trustees. Ms. Hesslein and Messrs. Chow, Short, Sidebottom and Stamberger currently serve as members of the Audit Committee and each of Ms. Hesslein and Messrs. Chow, Short, Sidebottom and Stamberger has been designated as an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Ms. Hesslein is the Chairperson of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board.
The Board also has a Nominating and Corporate Governance Committee consisting of five Independent Trustees. Ms. Hesslein and Messrs. Chow, Short, Sidebottom and Stamberger currently serve as members of the Nominating and Corporate Governance Committee. Mr. Short is the Chairperson of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has the responsibility, among other things, to: (i) evaluate, as necessary, the composition of the Board, its committees and sub-committees and make such recommendations to the Board as deemed appropriate by the Committee; (ii) review and define Independent Trustee qualifications; (iii) review the qualifications of individuals serving as Trustees on the Board and its committees; (iv) evaluate, recommend and nominate qualified individuals for election or appointment as members of the Board and recommend the appointment of members and chairs of each Board committee and subcommittee; and (v) review and assess, from time to time, the performance of the committees and subcommittees of the Board and report the results to the Board.

Board of Trustees and Committee Meetings
The Board, as well as its Audit and Nominating and Corporate Governance Committees held meetings as set forth below:

Fiscal Year	Number of Regular Meetings of the Board of Trustees	Number of Audit Committee Meetings	Number of Nominating and Corporate Governance Committee Meetings
October 1, 2024 - September 30, 2025	5	4	4
November 1, 2024- October 31, 2025	4	3	3
January 1, 2025 - December 31, 2025	5	4	4
May 1, 2025 - April 30, 2026	5	4	4
The Board has determined that its leadership structure is appropriate given the business and nature of the Trust. In connection with its determination, the Board considered that the Chairperson of the Board is an Independent Trustee. The Chairperson of the Board can play an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the other Independent Trustees. The Independent Trustees believe that the Chairperson’s independence facilitates meaningful dialogue between the Advisers and the Independent Trustees. The Board also considered that the Chairperson of each Board committee is an Independent Trustee, which yields similar benefits with respect to the functions and activities of the various Board committees. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Advisers. The Board reviews its structure on an annual basis.
As an integral part of its responsibility for oversight of the Trust in the interests of shareholders, the Board, as a general matter, oversees risk management of the Trust’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. The Board recognizes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information.
The Board exercises oversight of the risk management process. The Trust faces a number of risks, such as investment-related and compliance risks. The Advisers’ personnel seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust. Under the overall supervision of the Board or the applicable Committee of the Board, the Trust, the Advisers and the affiliates of the Advisers employ a variety of processes, procedures and controls to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer, as well as various personnel of the Advisers and other service providers such as the Trust’s independent accountants, may report to the Audit Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.
The officers and Trustees of the Trust, in the aggregate, owned less than 1% of the Shares of VanEck U.S. Equity Buffer ETF - July as of August 1, 2026.
The officers and Trustees of the Trust, in the aggregate, owned less than 1% of the Shares of VanEck China Semiconductor ETF as of June 1, 2026.
The officers and Trustees of the Trust, in the aggregate, owned less than 1% of the Shares of VanEck Data Center Supply Chain ETF as of May 1, 2026.
The officers and Trustees of the Trust, in the aggregate, owned less than 1% of the Shares of VanEck Space ETF as of April 30, 2026.
The officers and Trustees of the Trust, in the aggregate, owned less than 1% of the Shares of VanEck Digital Native Economy ETF as of March 31, 2026.
The officers and Trustees of the Trust, in the aggregate, owned less than 1% of the Shares of VanEck MSCI EAFE Analyst Sentiment ETF and VanEck MSCI EM Analyst Sentiment ETF as of February 28, 2026.
The officers and Trustees of the Trust, in the aggregate, owned less than 1% of the Shares of VanEck Consumer Staples TruSector ETF, VanEck Energy TruSector ETF, VanEck Financials TruSector ETF, VanEck Healthcare TruSector ETF, VanEck Industrials TruSector ETF, VanEck Materials TruSector ETF, VanEck Real Estate TruSector ETF and VanEck Utilities TruSector ETF as of January 31, 2026.
For each Fund with a fiscal year end of April 30, 2026, the officers and Trustees of the Trust, in the aggregate, owned less than 1% of the Shares of each Fund as of July 31, 2026.
For each Fund with a fiscal year end of September 30, 2025 (except VanEck Digital Native Economy ETF), except as follows, the officers and Trustees of the Trust, in the aggregate, owned less than 1% of the Shares of each Fund as of December 31, 2025. The officers and Trustees of the Trust, in the aggregate, owned 3.13% of VanEck Morningstar Wide Moat Value ETF.
For each Fund with a fiscal year end of December 31, 2025, except as follows, the officers and Trustees of the Trust, in the aggregate, owned less than 1% of the Shares of each Fund as of March 31, 2026. The officers and Trustees of the Trust, in the aggregate, owned 3.86% of VanEck Brazil Small-Cap Index ETF, 3.81% of VanEck Digital India ETF and 8.58% of VanEck Office and Commercial REIT ETF.
The general management of the Mauritius Subsidiary is the responsibility of its Board of Directors, a majority of which are also Trustees of the Trust.
For each Trustee, the dollar range of equity securities beneficially owned (including ownership through the Trust’s Deferred Compensation Plan) by the Trustee in the Trust and in all registered investment companies advised by the Advisers

(“Family of Investment Companies”) that are overseen by the Trustee is shown below. With respect to the Funds with a fiscal year end of September 30, 2025, October 31, 2025, December 31, 2025 and April 30, 2026, the dollar range of equity securities in such Funds is provided as of December 31, 2025.

Funds with Fiscal Year Ended 9/30/2025
	Independent Trustees					Interested Trustee
	David H. Chow	Laurie A. Hesslein	R. Alastair Short	Peter J. Sidebottom	Richard D. Stamberger	Jan F. van Eck
VanEck Alternative Asset Manager ETF	None	None	None	None	None	$10,001-$50,000
VanEck Biotech ETF	None	None	None	None	None	None
VanEck Commodity Strategy ETF	None	None	None	None	None	None
VanEck Communication Services TruSector ETF	None	None	None	None	None	None
VanEck Consumer Discretionary TruSector ETF	None	None	None	None	None	$1-$10,000
VanEck Consumer Staples TruSector ETF	None	None	None	None	None	None
VanEck Data Center Supply Chain ETF	None	None	None	None	None	None
VanEck Digital Native Economy ETF	None	None	None	None	$50,001-$100,000	$1-$10,000
VanEck Digital Transformation ETF	None	None	None	None	None	None
VanEck Durable High Dividend ETF	None	None	None	None	None	Over $100,000
VanEck Energy Income ETF	None	None	None	None	None	None
VanEck Energy TruSector ETF	None	None	None	None	None	None
VanEck Environmental Services ETF	None	None	None	None	None	None
VanEck Fabless Semiconductor ETF	None	None	None	None	None	$10,001-$50,000
VanEck Financials TruSector ETF	None	None	None	None	None	None
VanEck Healthcare TruSector ETF	None	None	None	None	None	None
VanEck Industrials TruSector ETF	None	None	None	None	None	None
VanEck Long/Flat Trend ETF	None	None	None	None	None	$50,001-$100,000
VanEck Materials TruSector ETF	None	None	None	None	None	None
VanEck Morningstar Global Wide Moat ETF	None	None	None	None	None	Over $100,000
VanEck Morningstar International Moat ETF	None	None	None	None	Over $100,000	Over $100,000

VanEck Morningstar SMID Moat ETF	None	None	None	None	None	Over $100,000
VanEck Morningstar Wide Moat ETF	Over $100,000	$10,001-$50,000	None	Over $100,000	Over $100,000	Over $100,000
VanEck Morningstar Wide Moat Value ETF	None	None	None	None	None	Over $100,000
VanEck Pharmaceutical ETF	None	None	None	None	None	None
VanEck Real Assets ETF	None	None	None	None	None	Over $100,000
VanEck Real Estate TruSector ETF	None	None	None	None	None	None
VanEck Retail ETF	None	None	None	None	None	None
VanEck Robotics ETF	None	None	None	None	None	$10,001-$50,000
VanEck Semiconductor ETF	None	None	None	None	None	$10,001-$50,000
VanEck Social Sentiment ETF	None	None	None	None	None	$50,001-$100,000
VanEck Space ETF	None	None	None	None	None	None
VanEck Technology TruSector ETF	None	None	None	None	None	$1-$10,000
VanEck Utilities TruSector ETF	None	None	None	None	None	None
VanEck Video Gaming and eSports ETF	None	None	None	None	None	None
Funds with Fiscal Year Ended 12/31/2025
	Independent Trustees					Interested Trustee
	David H. Chow	Laurie A. Hesslein	R. Alastair Short	Peter J. Sidebottom	Richard D. Stamberger	Jan F. van Eck
VanEck AA-BB CLO ETF	None	None	None	None	None	Over $100,000
VanEck Africa Index ETF	None	None	None	None	None	$1-$10,000
VanEck Agribusiness ETF	None	None	None	None	None	None
VanEck BDC Income ETF	None	None	None	None	None	Over $100,000
VanEck Brazil Small-Cap ETF	None	None	None	None	$10,001-$50,000	Over $100,000
VanEck China Bond ETF	None	None	None	None	None	$10,001-$50,000
VanEck China Semiconductor ETF	None	None	None	None	None	None
VanEck ChiNext Innovators ETF	None	None	None	None	None	Over $100,000
VanEck CLO ETF	None	None	None	None	None	Over $100,000
VanEck CMCI Commodity Strategy ETF	None	None	None	None	None	$10,001-$50,000

VanEck Copper and Electrification Metals ETF	None	None	None	None	None	$10,001-$50,000
VanEck Digital India ETF	None	None	None	None	None	Over $100,000
VanEck Gold Miners ETF	None	None	None	$50,001-$100,000	None	None
VanEck India Growth Leaders ETF	None	None	None	$10,001-$50,000	None	Over $100,000
VanEck Indonesia Index ETF	None	None	None	None	None	$10,001-$50,000
VanEck International High Yield Bond ETF	None	None	None	None	None	None
VanEck Israel ETF	None	$10,001-$50,000	None	None	None	None
VanEck J.P. Morgan EM Local Currency Bond ETF	None	None	None	None	None	None
VanEck Junior Gold Miners ETF	None	None	None	None	None	None
VanEck Low Carbon Energy ETF	None	None	None	None	None	None
VanEck MSCI EAFE Analyst Sentiment ETF	None	None	None	None	None	None
VanEck MSCI EM Analyst Sentiment ETF*	None	None	None	None	None	None
VanEck Mortgage REIT Income ETF	None	None	None	None	None	$10,001-$50,000
VanEck Natural Resources ETF	None	None	None	None	$50,001-$100,000	None
VanEck Office and Commercial REIT ETF	None	None	None	None	None	Over $100,000
VanEck Oil Refiners ETF	None	None	None	None	None	$10,001-$50,000
VanEck Oil Services ETF	None	None	None	None	None	None
VanEck Preferred Securities ex Financials ETF	None	None	None	None	None	None
VanEck Rare Earth and Strategic Metals ETF	None	None	None	None	None	None
VanEck Russia ETF	None	None	None	$1-$10,000	None	None
VanEck Russia Small-Cap ETF	None	None	None	None	None	$1-$10,000
VanEck Steel ETF	None	None	None	None	None	None
VanEck Uranium and Nuclear ETF	None	None	None	None	None	None
VanEck Vietnam ETF	None	None	None	$10,001-$50,000	None	None

Funds with Fiscal Year Ended 4/30/2026
	Independent Trustees					Interested Trustee
	David H. Chow	Laurie A. Hesslein	R. Alastair Short	Peter J. Sidebottom	Richard D. Stamberger	Jan F. van Eck
VanEck CEF Muni Income ETF	None	None	None	None	None	Over $100,000
VanEck Emerging Markets High Yield Bond ETF	None	None	None	None	None	Over $100,000
VanEck Fallen Angel High Yield Bond ETF	None	None	None	None	$50,001-$100,000	$10,001-$50,000
VanEck Green Bond ETF	None	None	None	None	None	$1-$10,000
VanEck High Yield Muni ETF	None	None	None	None	Over $100,000	None
VanEck IG Floating Rate ETF	None	None	None	None	Over $100,000	Over $100,000
VanEck Intermediate Muni ETF	None	None	None	None	None	$10,001-$50,000
VanEck Moody's Analytics BBB Corporate Bond ETF	None	None	None	None	None	$1-$10,000
VanEck Moody's Analytics IG Corporate Bond ETF	None	None	None	None	None	$10,001-$50,000
VanEck Long Muni ETF	None	None	None	None	None	$1-$10,000
VanEck Short High Yield Muni ETF	None	None	None	None	None	Over $100,000
VanEck Short Muni ETF	None	None	None	None	None	$10,001-$50,000
Fund with Fiscal Year Ended 10/31/2025
VanEck U.S. Equity Buffer ETF - July	None	None	None	None	None	None
Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee In Family of Investment Companies (as of December 31, 2025)	Over $100,000	$10,001-$50,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
*VanEck MSCI EM Analyst Sentiment ETF has not commenced operations as of the date of this SAI.
As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment manager or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the investment manager or principal underwriter of the Funds.

Remuneration of Trustees
Effective January 1, 2026, each Independent Trustee receives an annual retainer of $157,500 and a per meeting fee of $31,500 for scheduled meetings of the Board. Additionally, the Chairperson of the Board receives an annual retainer of $65,100, the Chairperson of the Audit Committee receives an annual retainer of $27,300, and the Chairperson of the Governance Committee receives an annual retainer of $27,300. Independent Trustees are also reimbursed for travel and other out-of-pocket expenses incurred in attending such meetings. No pension or retirement benefits are accrued as part of Trustee compensation.
The table below shows the compensation paid to the Trustees for the fiscal years ended as set forth in the charts below. Annual Trustee fees may be reviewed periodically and changed by the Trust’s Board.(1)

Fiscal Year Ended	Name of Trustee	Aggregate Compensation From the Trust	Deferred Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and the Fund Complex(2) Paid to Trustee

September 30, 2025	David H. Chow	$330,000	$0	N/A	N/A	$330,000
	Laurie A. Hesslein	$326,000	$0	N/A	N/A	$326,000
	R. Alastair Short	$326,000	$0	N/A	N/A	$471,000
	Peter J. Sidebottom	$362,000	$0	N/A	N/A	$362,000
	Richard D. Stamberger	$240,000	$60,000	N/A	N/A	$333,750
	Jan F. van Eck(3)	$0	$0	N/A	N/A	$0

Fiscal Year Ended	Name of Trustee	Aggregate Compensation From the Trust	Deferred Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and the Fund Complex(2) Paid to Trustee

October 31, 2025	David H. Chow	$330,000	$0	N/A	N/A	$330,000
	Laurie A. Hesslein	$326,000	$0	N/A	N/A	$326,000
	R. Alastair Short	$326,000	$0	N/A	N/A	$471,000
	Peter J. Sidebottom	$362,000	$0	N/A	N/A	$362,000
	Richard D. Stamberger	$240,000	$60,000	N/A	N/A	$333,750
	Jan F. van Eck(3)	$0	$0	N/A	N/A	$0

Fiscal Year Ended	Name of Trustee	Aggregate Compensation From the Trust	Deferred Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and the Fund Complex(2) Paid to Trustee

December 31, 2025	David H. Chow	$330,000	$0	N/A	N/A	$330,000
	Laurie A. Hesslein	$326,000	$0	N/A	N/A	$326,000
	R. Alastair Short	$326,000	$0	N/A	N/A	$471,000
	Peter J. Sidebottom	$362,000	$0	N/A	N/A	$362,000
	Richard D. Stamberger	$240,000	$60,000	N/A	N/A	$300,000
	Jan F. van Eck(3)	$0	$0	N/A	N/A	$0

Fiscal Year Ended	Name of Trustee	Aggregate Compensation From the Trust	Deferred Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and the Fund Complex(2) Paid to Trustee

April 30, 2026	David H. Chow	$333,375	$0	N/A	N/A	$333,375
	Laurie A. Hesslein	$329,700	$0	N/A	N/A	$329,700
	R. Alastair Short	$329,700	$0	N/A	N/A	$474,700
	Peter J. Sidebottom	$366,150	$0	N/A	N/A	$366,150
	Richard D. Stamberger	$242,700	$60,675	N/A	N/A	$303,375
	Jan F. van Eck(3)	$0	$0	N/A	N/A	$0
(1)For each Fund that pays the Adviser a unitary management fee, the Adviser pays such Fund’s allocable portion of Trustee compensation.
(2)The “Fund Complex” consists of VanEck Funds, VanEck VIP Trust and the Trust.
(3)“Interested person” under the 1940 Act.

PORTFOLIO HOLDINGS DISCLOSURE
Each Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites, such as www.vaneck.com. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Creation Units, together with estimates and actual cash components is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (the “NSCC”), a clearing agency that is registered with the SEC. The basket represents one Creation Unit of each Fund. The Trust, Advisers, Custodian (defined below) and Distributor (defined below) will not disseminate non-public information concerning the Trust.

QUARTERLY PORTFOLIO SCHEDULE
The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Funds’ portfolio holdings with the SEC on Form N-PORT. The Trust's Form N-PORT filings are available on the SEC’s website at http://www.sec.gov. You can write or email the SEC's Public Reference section and ask them to mail you information about the Funds. They will charge you a fee for this service. Each Fund’s complete schedule of portfolio holdings is also available through the Funds’ website, at www.vaneck.com or by calling 800.826.2333.

POTENTIAL CONFLICTS OF INTEREST
The Advisers (and their principals, affiliates or employees) may serve as investment adviser to other client accounts and conduct investment activities for their own accounts. Such “Other Clients” may have investment objectives or may implement investment strategies similar to those of the Funds, and may track the same index a Fund tracks. When an Adviser implements investment strategies for Other Clients that are similar or directly contrary to the positions taken by a Fund, the prices of the Fund’s securities may be negatively affected. For example, when purchase or sales orders for a Fund are aggregated with those of other funds and/or Other Clients and allocated among them, the price that the Fund pays or receives may be more in the case of a purchase or less in a sale than if the Advisers served as adviser to only the Fund. When Other Clients are selling a security that a Fund owns, the price of that security may decline as a result of the sales. The compensation that each Adviser receives from Other Clients may be higher than the compensation paid by a Fund to the Adviser. The Advisers have implemented procedures to monitor trading across the Funds and their Other Clients. Furthermore, an Adviser may recommend a Fund purchase securities of issuers to which it, or its affiliate, acts as adviser, manager, sponsor, distributor, marketing agent, or in another capacity and for which it receives advisory or other fees. While this practice may create conflicts of interest, the Adviser has adopted procedures to minimize such conflicts.

VanEck AA-BB CLO ETF and VanEck CLO ETF only
The portfolio manager at the CLO Sub-Adviser manages other funds and mandates that purchase investment grade and below-investment grade CLO securities, which creates conflicts of interest with respect to portfolio management decisions and execution. The Sub-Adviser recognizes that it may be subject to a conflict of interest with respect to allocations of investment opportunities and transactions among its clients. To mitigate these conflicts, the Sub-Adviser’s policies and procedures seek to provide that investment decisions are made in accordance with the fiduciary duties owed to such accounts and without consideration of the Sub-Adviser’s economic, investment or other financial interests.

CODE OF ETHICS
The Fund, the Advisers, the Sub-Adviser (with respect to VanEck AA-BB CLO ETF, VanEck CLO ETF and VanEck U.S. Equity Buffer ETF - July) and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act (“Rule 17j-1”). Such Codes of Ethics require, among other things, that “access persons” (as defined in Rule 17j-1) conduct personal securities transactions in a manner that avoids any actual or potential conflict of interest or any abuse of a position of trust and responsibility. The Codes of Ethics allow such access persons to invest in securities or instruments that may be purchased and held by a Fund, provided such investments are done consistently with the provisions of the Codes of Ethics.
PROXY VOTING POLICIES AND PROCEDURES
The Funds’ proxy voting record and information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request, by calling 800.826.2333, on or through each Fund's website at www.vaneck.com, and on the SEC’s website at http://www.sec.gov. Proxies for each Fund’s portfolio securities are voted in accordance with the Adviser’s proxy voting policies and procedures, which are set forth in Appendix A to this SAI.
The Trust is required to disclose annually each Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Funds is available by calling 800.826.2333 or by writing to 666 Third Avenue, 9th Floor, New York, New York 10017. The Funds’ Form N-PX is also available on the SEC’s website at www.sec.gov.
MANAGEMENT
The following information supplements and should be read in conjunction with the “Management of the Funds” section of each Prospectus.

Investment Advisers and Sub-Advisers
Van Eck Associates Corporation (“VEAC” or the “Adviser” with respect to all Funds except VanEck BDC Income ETF, VanEck AA-BB CLO ETF, VanEck CLO ETF, VanEck CMCI Commodity Strategy ETF, VanEck Commodity Strategy ETF, VanEck Communication Services TruSector ETF, VanEck Consumer Discretionary TruSector ETF, VanEck Consumer Staples TruSector ETF, VanEck Energy TruSector ETF, VanEck Financials TruSector ETF, VanEck Healthcare TruSector ETF, VanEck Industrials TruSector ETF, VanEck Materials TruSector ETF, VanEck Real Assets ETF, VanEck Real Estate TruSector ETF, VanEck Technology TruSector ETF, VanEck U.S. Equity Buffer ETF - July and VanEck Utilities TruSector ETF).
VEAC acts as investment adviser to the Funds and, subject to the general supervision of the Board, is responsible for the day-to-day investment management of the Funds. VEAC is a private company with headquarters in New York and manages numerous pooled investment vehicles and separate accounts. VEAC has been wholly owned by members of the van Eck family since its founding in 1955 and its shares are held by VEAC’s Chief Executive Officer, Jan van Eck, and his family. Mr. van Eck’s positions with the Trust and each Adviser are discussed above.
VEAC serves as investment adviser to VanEck Gold Miners ETF pursuant to an investment management agreement between VanEck Gold Miners ETF and VEAC (the “Gold Miners Investment Management Agreement”) and also serves as investment adviser to each of the other Funds except VanEck CMCI Commodity Strategy ETF, VanEck Commodity Strategy ETF and VanEck Real Assets ETF, pursuant to various investment management agreements between the Trust and VEAC (each a “Trust Investment Management Agreement” and, together with the Gold Miners Investment Management Agreement, the “VEAC Investment Management Agreement”). Under the VEAC Investment Management Agreement, VEAC, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages the investment of the Funds’ assets. VEAC is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Funds. All investment decisions relating to the VanEck India Growth Leaders ETF will be made outside of India.
VanEck AA-BB CLO ETF and VanEck CLO ETF. VEAC acts as investment adviser to VanEck AA-BB CLO ETF and VanEck CLO ETF and, subject to the general supervision of the Board, is responsible for overseeing the activities of the CLO Sub-Adviser. The CLO Sub-Adviser acts as investment sub-adviser to VanEck AA-BB CLO ETF and VanEck CLO ETF and, subject to the oversight of VEAC, is responsible for the day-to-day investment management of VanEck AA-BB CLO ETF’s and VanEck CLO ETF’s assets allocated to it.

VEAC serves as investment adviser to VanEck AA-BB CLO ETF and VanEck CLO ETF pursuant to the VEAC investment management agreement between the Trust and the Adviser. Under the VEAC Investment Management Agreement, VEAC, subject to the supervision of the Board and in conformity with the stated investment policies of VanEck AA-BB CLO ETF and VanEck CLO ETF, manages and administers the Trust and oversees the CLO Sub-Adviser with respect to the duties it has delegated to the CLO Sub-Adviser regarding the investment and reinvestment of VanEck AA-BB CLO ETF’s and VanEck CLO ETF’s assets. The CLO Sub-Adviser serves as investment sub-adviser to VanEck AA-BB CLO ETF and VanEck CLO ETF pursuant to investment sub-advisory agreement between the Adviser and the CLO Sub-Adviser (the “CLO Investment Sub-Advisory Agreement”). The CLO Sub-Adviser is responsible for placing purchase and sale orders and providing continuous supervision of VanEck AA-BB CLO ETF’s and VanEck CLO ETF’s assets allocated to it.
In rendering investment sub-advisory services to VanEck AA-BB CLO ETF and VanEck CLO ETF, the CLO Sub-Adviser may use portfolio management, research and other services of an affiliate of the CLO Sub-Adviser subject to supervision by the CLO Sub-Adviser. Such affiliate may not be registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. In such instances, the affiliate is considered a “participating affiliate” of the CLO Sub-Adviser as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the supervision of a registered adviser.

Van Eck Absolute Return Advisers Corporation (“VEARA” or the “Adviser” with respect to VanEck BDC Income ETF*, VanEck CMCI Commodity Strategy ETF, VanEck Commodity Strategy ETF, VanEck Communication Services TruSector ETF, VanEck Consumer Discretionary TruSector ETF, VanEck Consumer Staples TruSector ETF, VanEck Energy TruSector ETF, VanEck Financials TruSector ETF, VanEck Healthcare TruSector ETF, VanEck Industrials TruSector ETF, VanEck Materials TruSector ETF, VanEck Real Assets ETF, VanEck Real Estate TruSector ETF, and VanEck Technology TruSector ETF, VanEck U.S. Equity Buffer ETF - July and VanEck Utilities TruSector ETF, and together with VEAC, the “Advisers”).
VEARA acts as investment adviser to the Funds and the Cayman Subsidiaries and, subject to the general supervision of the Board, is responsible for the day-to-day investment management of the Funds and the Cayman Subsidiaries. VEARA is a private company with headquarters in New York and manages numerous pooled investment vehicles and separate accounts. VEARA is a wholly owned subsidiary of VEAC and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended, and with the CFTC as a CPO and commodity trading advisor under the CEA. VEARA serves as investment adviser to the Funds pursuant to investment management agreements between the Trust and VEARA (each a “VEARA Investment Management Agreement” and together with the VEAC Investment Management Agreement, the “Investment Management Agreements”). Under each VEARA Investment Management Agreement, VEARA, subject to the supervision of the Board and in conformity with the stated investment policies of the Funds manages the investment of the assets of the Funds. VEARA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Funds. Investments in underlying funds may involve duplication of advisory fees and certain other expenses. By investing in an underlying fund, the VanEck BDC Income ETF becomes a shareholder of that underlying fund. As a result, the VanEck BDC Income ETF’s shareholders will indirectly bear the VanEck BDC Income ETF’s proportionate share of the fees and expenses paid by shareholders of the underlying fund, in addition to the fees and expenses the VanEck BDC Income ETF’s shareholders directly bear in connection with the VanEck BDC Income ETF’s own operations. To minimize the duplication of fees, VEARA has agreed to waive the management fee it charges to the VanEck Real Assets ETF by any amount it collects as a management fee from an underlying fund managed by the VEARA or VEAC, as a result of an investment of the VanEck Real Assets ETF’s assets in such underlying fund.
VanEck U.S. Equity Buffer ETF - July. VEARA acts as investment adviser to VanEck U.S. Equity Buffer ETF - July and, subject to the general supervision of the Board, is responsible for overseeing the activities of Lido Advisers, LLC (the “Buffer Sub-Adviser” together with the CLO Sub-Adviser, the “Sub-Advisers”). The Buffer Sub-Adviser acts as investment sub-adviser to VanEck U.S. Equity Buffer ETF - July and, subject to the oversight of VEARA, is responsible for providing investment advice to VEARA in implementing the investment strategies of VanEck U.S. Equity Buffer ETF - July.
VEARA serves as investment adviser to VanEck U.S. Equity Buffer ETF - July pursuant to the VEARA investment management agreement between the Trust and the Adviser. Under the VEARA Investment Management Agreement, VEARA, subject to the supervision of the Board and in conformity with the stated investment policies of VanEck U.S. Equity Buffer ETF - July, manages and administers the Trust and oversees the Buffer Sub-Adviser with respect to investment advice it provides to VEARA in implementing the investment strategies of VanEck U.S. Equity Buffer ETF - July. The Buffer Sub-Adviser serves as investment sub-adviser to VanEck U.S. Equity Buffer ETF - July pursuant to investment sub-advisory agreement between the Adviser and the Buffer Sub-Adviser (the “Buffer Investment Sub-Advisory Agreement” together with the CLO Investment Sub-Advisory Agreement, the “Investment Sub-Advisory Agreements” ).
All Funds
Indemnification. Pursuant to the Investment Management Agreements, the Trust has agreed to indemnify VEAC and VEARA for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties. With respect to VanEck AA-BB CLO ETF, VanEck CLO ETF and VanEck U.S. Equity Buffer ETF - July, pursuant to each Investment Sub-Advisory Agreement, the Adviser has agreed to indemnify each Sub-Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.
Compensation. As compensation for its services under each Investment Management Agreement, each Adviser is paid a monthly fee based on a percentage of each applicable Fund's average daily net assets at the annual rate set forth below.
From time to time, the applicable Adviser may waive all or a portion of its fees for certain Funds. Until at least each date set forth below, the applicable Adviser has agreed to waive fees and/or pay certain Fund expenses to the extent necessary to prevent the operating expenses of each Fund except for VanEck Real Assets ETF and VanEck India Growth Leaders ETF (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding the percentage set forth below of such Fund’s average daily net assets per year. Until at least the date set forth below, VEAC has agreed to waive fees and/or pay Fund and Mauritius Subsidiary expenses to the extent necessary to prevent the operating expenses of VanEck India Growth Leaders ETF (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses of the Fund and the Mauritius Subsidiary) from exceeding the percentage set forth below of its average daily net assets per year. Until at least the date set forth below, VEARA has agreed to waive fees and/or pay certain Fund expenses (inclusive of any Cayman Subsidiary expenses) to the extent necessary to prevent the operating expenses of VanEck Real Assets ETF (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses of the Funds) from exceeding the percentages set forth below of its average daily net assets per year.
Under the VEAC Investment Management Agreement for the Municipal Funds and VanEck CEF Muni Income ETF, VEAC is responsible for all expenses of the Municipal Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payment under the VEAC Investment Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. For its services to each applicable Municipal Fund and VanEck CEF Muni Income ETF, each applicable Fund has agreed to pay VEAC an annual unitary management fee equal to the percentage of each Fund’s average daily net assets as set forth below. Offering costs excluded from the annual unitary management fee are: (a) legal fees pertaining to a Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of a Fund to be listed on an exchange. Notwithstanding the foregoing, VEAC has agreed to pay all such offering costs until at least September 1, 2027.
Under the VEAC Investment Management Agreement for VanEck Emerging Markets High Yield Bond ETF, VanEck Fallen Angel High Yield Bond ETF, VanEck Green Bond ETF, VanEck IG Floating Rate ETF, VanEck Moody's Analytics BBB Corporate Bond ETF and VanEck Moody's Analytics IG Corporate Bond ETF, VEAC is responsible for all expenses of each Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payment under the VEAC Investment Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Offering costs excluded from the annual unitary management fee are: (a) legal fees pertaining to a Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of a Fund to be listed on an exchange. Notwithstanding the foregoing, the Adviser has agreed to pay such offering costs until at least September 1, 2027.
Under the VEAC Investment Management Agreement for VanEck Alternative Asset Manager ETF, VanEck Biotech ETF, VanEck Digital Transformation ETF, VanEck Durable High Dividend ETF, VanEck Energy Income ETF, VanEck Fabless Semiconductor ETF, VanEck Pharmaceutical ETF, VanEck Retail ETF, VanEck Robotics ETF, VanEck Semiconductor ETF and VanEck Social Sentiment ETF, VEAC is responsible for all expenses of the VanEck Alternative Asset Manager ETF, VanEck Biotech ETF, VanEck Digital Transformation ETF, VanEck Durable High Dividend ETF, VanEck Energy Income ETF, VanEck Pharmaceutical ETF, VanEck Retail ETF, VanEck Robotics ETF, VanEck Semiconductor ETF and VanEck Social Sentiment ETF, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payment under the VEAC Investment Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes (including accrued deferred tax liability) and extraordinary expenses. Offering costs excluded from the annual unitary management fee are: (a) legal fees pertaining to a Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of a Fund to be listed on an exchange. Notwithstanding the foregoing, VEAC has agreed to pay such offering costs until at least February 1, 2027.
Under the VEAC Investment Management Agreement for VanEck AA-BB CLO ETF, VanEck CLO ETF, VanEck Copper and Electrification Metals ETF, VanEck Digital India ETF, VanEck International High Yield Bond ETF, VanEck MSCI EAFE Analyst Sentiment ETF, VanEck MSCI EM Analyst Sentiment ETF,VanEck Mortgage REIT Income ETF, VanEck Natural Resources ETF, VanEck Office and Commercial REIT ETF, VanEck Oil Services ETF and VanEck Preferred Securities ex Financials ETF, VEAC is responsible for all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payment under the VEAC Investment Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Offering costs excluded from the annual unitary management fee are: (a) legal fees pertaining to a Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of a Fund to be listed on an exchange. Notwithstanding the foregoing, the Adviser has agreed to pay such offering costs until at least May 1, 2027.
Under the VEARA Investment Management Agreement for VanEck Commodity Strategy ETF, VEARA is responsible for all expenses of VanEck Commodity Strategy ETF (inclusive of any Cayman Subsidiary expense), including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payment under the VEARA Investment Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Offering costs excluded from the annual unitary management fee are: (a) legal fees pertaining to the Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of the Fund to be listed on an exchange. Notwithstanding the foregoing, the Adviser has agreed to pay and/or reimburse the Fund for such offering costs and trading expenses that are net account or similar fees charged by FCMs until at least February 1, 2027.

Under the VEARA Investment Management Agreement for VanEck CMCI Commodity Strategy ETF, VEARA has agreed to waive fees and reimburse VanEck CMCI Commodity Strategy ETF expenses (inclusive of any Cayman Subsidiary expenses), excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses, to the extent necessary to prevent the operating expenses of the Fund and its Cayman Subsidiary from exceeding the percentage set forth below of the Fund's average daily net assets per year until at least May 1, 2027.
Under the VEARA Investment Management Agreement for VanEck BDC Income ETF, VEARA is responsible for all expenses of VanEck BDC Income ETF including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payment under the VEARA Investment Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Offering costs excluded from the annual unitary management fee are: (a) legal fees pertaining to the Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of the Fund to be listed on an exchange. Notwithstanding the foregoing, the Adviser has agreed to pay such offering costs until at least May 1, 2027.
Under the VEARA Investment Management Agreement for VanEck Communication Services TruSector ETF, VanEck Consumer Discretionary TruSector ETF and VanEck Technology TruSector ETF, VEARA is responsible for all expenses of VanEck Communication Services TruSector ETF, VanEck Consumer Discretionary TruSector ETF and VanEck Technology TruSector ETF including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payment under the VEARA Investment Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Offering costs excluded from the annual unitary management fee are: (a) legal fees pertaining to a Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of a Fund to be listed on an exchange. Notwithstanding the foregoing, the Adviser has agreed to pay such offering costs until at least February 1, 2027.
Under the VEARA Investment Management Agreement for VanEck Consumer Staples TruSector ETF, VanEck Energy TruSector ETF, VanEck Financials TruSector ETF, VanEck Healthcare TruSector ETF,VanEck Industrials TruSector ETF,VanEck Materials TruSector ETF,VanEck Real Estate TruSector ETF and VanEck Utilities TruSector ETF, VEARA is responsible for all expenses of VanEck Consumer Staples TruSector ETF, VanEck Energy TruSector ETF, VanEck Financials TruSector ETF, VanEck Healthcare TruSector ETF,VanEck Industrials TruSector ETF,VanEck Materials TruSector ETF,VanEck Real Estate TruSector ETF and VanEck Utilities TruSector ETF including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payment under the VEARA Investment Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Offering costs excluded from the annual unitary management fee are: (a) legal fees pertaining to a Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of a Fund to be listed on an exchange. Notwithstanding the foregoing, the Adviser has agreed to pay such offering costs until at least February 1, 2028.
Under the VEAC Investment Management Agreement for VanEck Data Center Supply Chain ETF, VanEck Digital Native Economy ETF and VanEck Space ETF, VEAC is responsible for all expenses of VanEck Data Center Supply Chain ETF, VanEck Digital Native Economy ETF and VanEck Space ETF including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payment under the VEAC Investment Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Offering costs excluded from the annual unitary management fee are: (a) legal fees pertaining to a Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of a Fund to be listed on an exchange. Notwithstanding the foregoing, the Adviser has agreed to pay such offering costs until at least February 1, 2028.
Under the VEAC Investment Management Agreement for VanEck China Semiconductor ETF, VEAC is responsible for all expenses of VanEck China Semiconductor ETF, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payment under the VEAC Investment Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Offering costs excluded from the annual unitary management fee are: (a) legal fees pertaining to the Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of the Fund to be listed on an exchange. Notwithstanding the foregoing, the Adviser has agreed to pay such offering costs until at least May 1, 2028.
Under the VEARA Investment Management Agreement for VanEck U.S. Equity Buffer ETF - July, VEARA is responsible for all expenses of VanEck U.S. Equity Buffer ETF - July including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payment under the VEARA Investment Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Offering costs excluded from the annual unitary management fee are: (a) legal fees pertaining to the Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of the Fund to be listed on an exchange. Notwithstanding the foregoing, the Adviser has agreed to pay such offering costs until at least March 1, 2028.

Fund	Management Fee	Expense Cap	Fee Arrangement Duration Date
CEF Muni Income ETF	0.40%	N/A	September 1, 2027
Emerging Markets High Yield Bond ETF	0.40%	N/A	September 1, 2027
Fallen Angel High Yield Bond ETF	0.25%	N/A	September 1, 2027
Green Bond ETF	0.20%	N/A	September 1, 2027
High Yield Muni ETF	0.32%	N/A	September 1, 2027
IG Floating Rate ETF	0.14%	N/A	September 1, 2027
Intermediate Muni ETF	0.18%	N/A	September 1, 2027
Long Muni ETF	0.24%	N/A	September 1, 2027
Moody's Analytics BBB Corporate Bond ETF	0.25%	N/A	September 1, 2027
Moody's Analytics IG Corporate Bond ETF	0.20%	N/A	September 1, 2027
Short High Yield Muni ETF [1]	0.32%	N/A	September 1, 2027
Short Muni ETF	0.07%	N/A	September 1, 2027

Alternative Asset Manager ETF	0.40%	N/A	February 1, 2027
Biotech ETF	0.35%	N/A	February 1, 2027
Commodity Strategy ETF [2]	0.55%	N/A	February 1, 2027
Communication Services TruSector ETF [3]	0.10%	N/A	February 1, 2027
Consumer Discretionary TruSector ETF [4]	0.10%	N/A	February 1, 2027
Consumer Staples TruSector ETF	0.10%	N/A	February 1, 2028
Data Center Supply Chain ETF	0.50%	N/A	February 1, 2028
Digital Native Economy ETF	0.50%	N/A	February 1, 2028
Digital Transformation ETF	0.50%	N/A	February 1, 2027
Durable High Dividend ETF	0.29%	N/A	February 1, 2027
Energy Income ETF	0.45%	N/A	February 1, 2027
Energy TruSector ETF	0.10%	N/A	February 1, 2028
Environmental Services ETF	0.50%	0.55%	February 1, 2027
Fabless Semiconductor ETF	0.35%	N/A	February 1, 2027
Financials TruSector ETF	0.10%	N/A	February 1, 2028
Healthcare TruSector ETF	0.10%	N/A	February 1, 2028
Industrials TruSector ETF	0.10%	N/A	February 1, 2028
Long/Flat Trend ETF	0.50%	0.55%	February 1, 2027
Materials TruSector ETF	0.10%	N/A	February 1, 2028
Morningstar Global Wide Moat ETF	0.45%	0.52%	February 1, 2027
Morningstar International Moat ETF	0.50%	0.56%	February 1, 2027
Morningstar SMID Moat ETF	0.45%	0.49%	February 1, 2027
Morningstar Wide Moat ETF	0.45%	0.49%	February 1, 2027
Morningstar Wide Moat Value ETF	0.45%	0.49%	February 1, 2027
Pharmaceutical ETF	0.35%	N/A	February 1, 2027
Real Assets ETF [2]	0.50%	0.55%	February 1, 2027
Real Estate TruSector ETF	0.10%	N/A	February 1, 2028
Retail ETF	0.35%	N/A	February 1, 2027
Robotics ETF	0.47%	N/A	February 1, 2027
Semiconductor ETF	0.35%	N/A	February 1, 2027
Social Sentiment ETF	0.75%	N/A	February 1, 2027
Space ETF	0.50%	N/A	February 1, 2028

Fund	Management Fee	Expense Cap	Fee Arrangement Duration Date
Technology TruSector ETF [5]	0.10%	N/A	February 1, 2027
Utilities TruSector ETF	0.10%	N/A	February 1, 2028
Video Gaming and eSports ETF	0.50%	0.55%	February 1, 2027

AA-BB CLO ETF	0.45%	N/A	May 1, 2027
Africa Index ETF	0.50%	0.78%	May 1, 2027
Agribusiness ETF	0.50%	0.56%	May 1, 2027
BDC Income ETF	0.40%	N/A	May 1, 2027
Brazil Small-Cap ETF	0.50%	0.59%	May 1, 2027
China Bond ETF	0.40%	0.50%	May 1, 2027
China Semiconductor ETF	0.65%	N/A	May 1, 2028
ChiNext Innovators ETF	0.50%	0.65%	May 1, 2027
CLO ETF [6]	0.36%	N/A	May 1, 2027
CMCI Commodity Strategy ETF	0.65%	0.65%	May 1, 2027
Copper and Electrification Metals ETF	0.59%	N/A	May 1, 2027
Digital India ETF	0.70%	N/A	May 1, 2027
Gold Miners ETF	0.50%	0.53%	May 1, 2027
India Growth Leaders ETF	0.50%	0.70%	May 1, 2027
Indonesia Index ETF	0.50%	0.57%	May 1, 2027
International High Yield Bond ETF	0.40%	N/A	May 1, 2027
Israel ETF	0.50%	0.59%	May 1, 2027
J.P. Morgan EM Local Currency Bond ETF	0.27%	0.30%	May 1, 2027
Junior Gold Miners ETF	0.50%	0.56%	May 1, 2027
Low Carbon Energy ETF	0.50%	0.62%	May 1, 2027
MSCI EAFE Analyst Sentiment ETF	0.30%	N/A	May 1, 2027
MSCI EM Analyst Sentiment ETF	0.30%	N/A	May 1, 2027
Mortgage REIT Income ETF	0.40%	N/A	May 1, 2027
Natural Resources ETF	0.40%	N/A	May 1, 2027
Office and Commercial REIT ETF	0.50%	N/A	May 1, 2027
Oil Refiners ETF	0.50%	0.59%	May 1, 2027
Oil Services ETF	0.35%	N/A	May 1, 2027
Preferred Securities ex Financials ETF	0.40%	N/A	May 1, 2027
Rare Earth and Strategic Metals ETF	0.50%	0.57%	May 1, 2027
Russia ETF	0.50%	0.62%	December 31, 2027
Russia Small-Cap ETF	0.50%	0.67%	December 31, 2027
Steel ETF	0.50%	0.55%	May 1, 2027
Uranium and Nuclear ETF	0.50%	0.60%	May 1, 2027
Vietnam ETF	0.50%	0.76%	May 1, 2027

U.S. Equity Buffer ETF - July	0.50%	N/A	March 1, 2028
1 Effective September 1, 2025, VEAC, the investment adviser to the VanEck Short High Yield Muni ETF, has agreed to lower the unitary management fee rate for the Fund from 0.35% to 0.32%.
2 For purposes of calculating the fees for the VanEck Commodity Strategy ETF and VanEck Real Assets ETF, the net assets of VanEck Commodity Strategy ETF and VanEck Real Assets ETF include the value of VanEck Commodity Strategy ETF’s and VanEck Real Assets ETF’s interest in the Cayman Subsidiary.

3 Effective September 8, 2025, VEARA, the investment adviser to the VanEck Communication Services TruSector ETF, has agreed to lower the unitary management fee rate for the Fund from 0.12% to 0.10%.
4 Effective September 8, 2025, VEARA, the investment adviser to the VanEck Consumer Discretionary TruSector ETF, has agreed to lower the unitary management fee rate for the Fund from 0.12% to 0.10%.
5 Effective September 8, 2025, VEARA, the investment adviser to the VanEck Technology TruSector ETF, has agreed to lower the unitary management fee rate for the Fund from 0.12% to 0.10%.
6 Effective September 8, 2025, VEAC, the investment adviser to the VanEck CLO ETF, has agreed to lower the unitary management fee rate for the Fund from 0.40% to 0.36%.
The management fees paid by each Fund and the expenses waived or assumed by the applicable Adviser during the Funds’ last three fiscal years, or, if the Fund has not been in existence for a full fiscal year, since the commencement of operations of that Fund, are set forth in the chart below.

Fund	Fiscal Year End	Management Fees Paid During the Fiscal Year			Expenses Waived or Assumed by the Adviser During the Fiscal Year
		2024	2025	2026	2024	2025	2026

VanEck CEF Muni Income ETF	April 30th	$860,118	$852,139	$754,804	$0	$0	$0
VanEck Emerging Markets High Yield Bond ETF	April 30th	$1,502,499	$1,573,338	$1,733,460	$0	$0	$0
VanEck Fallen Angel High Yield Bond ETF(a)	April 30th	$9,336,776	$7,604,009	$7,583,850	$0	$0	$0
VanEck Green Bond ETF	April 30th	$164,439	$216,168	$305,438	$0	$0	$0
VanEck High Yield Muni ETF	April 30th	$9,221,777	$10,108,214	$11,805,847	$0	$0	$0
VanEck IG Floating Rate ETF	April 30th	$1,751,440	$2,608,397	$3,548,446	$0	$0	$0
VanEck Intermediate Muni ETF (b)	April 30th	$4,275,649	$3,401,344	$3,673,848	$0	$0	$0
VanEck Long Muni ETF	April 30th	$1,013,976	$1,228,678	$1,440,227	$0	$0	$0
VanEck Moody's Analytics BBB Corporate Bond ETF	April 30th	$20,731	$22,462	$21,620	$0	$0	$0
VanEck Moody's Analytics IG Corporate Bond ETF	April 30th	$24,846	$31,559	$30,748	$0	$0	$0
VanEck Short High Yield Muni ETF(c)	April 30th	$1,267,376	$1,106,236	$1,216,286	$0	$0	$0
VanEck Short Muni ETF	April 30th	$223,495	$185,340	$202,744	$0	$0	$0

		2023	2024	2025	2023	2024	2025
VanEck Alternative Asset Manager ETF (1)	September 30th	N/A	N/A	$57,852	N/A	N/A	$0
VanEck Biotech ETF	September 30th	$1,720,048	$1,572,343	$1,309,035	$0	$0	$0
VanEck Commodity Strategy ETF	September 30th	$119,666	$137,002	$171,226	$0	$0	$0
VanEck Communication Services TruSector ETF (2)(d)	September 30th	N/A	N/A	N/A	N/A	N/A	N/A
VanEck Consumer Discretionary TruSector ETF (3)(e)	September 30th	N/A	N/A	$181	N/A	N/A	$0
VanEck Consumer Staples TruSector ETF (14)	September 30th	N/A	N/A	N/A	N/A	N/A	N/A
VanEck Data Center Supply Chain ETF (15)	September 30th	N/A	N/A	N/A	N/A	N/A	N/A
VanEck Digital Native Economy ETF†	September 30th	$405,066	$209,873	$145,801	$14,282	$48,494	$49,999

Fund	Fiscal Year End	Management Fees Paid During the Fiscal Year			Expenses Waived or Assumed by the Adviser During the Fiscal Year
VanEck Digital Transformation ETF	September 30th	$171,468	$470,200	$1,024,859	$0	$0	$0
VanEck Durable High Dividend ETF	September 30th	$265,758	$172,281	$133,870	$0	$0	$0
VanEck Energy Income ETF	September 30th	$141,251	$201,186	$340,409	$0	$0	$0
VanEck Energy TruSector ETF(17)	September 30th	N/A	N/A	N/A	N/A	N/A	N/A
VanEck Environmental Services ETF	September 30th	$367,860	$376,348	$415,281	$67,530	$53,531	$55,362
VanEck Fabless Semiconductor ETF(6)	September 30th	N/A	$1,171	$173,684	N/A	$0	$0
VanEck Financials TruSector ETF(5)	September 30th	N/A	N/A	N/A	N/A	N/A	N/A
VanEck Healthcare TruSector ETF(5)	September 30th	N/A	N/A	N/A	N/A	N/A	N/A
VanEck Industrials TruSector ETF (14)	September 30th	N/A	N/A	N/A	N/A	N/A	N/A
VanEck Long/Flat Trend ETF	September 30th	$146,854	$129,738	$130,134	$69,451	$59,557	$65,449
VanEck Materials TruSector ETF(17)	September 30th	N/A	N/A	N/A	N/A	N/A	N/A

Fund	Fiscal Year End	Management Fees Paid During the Fiscal Year			Expenses Waived or Assumed by the Adviser During the Fiscal Year
VanEck Morningstar Global Wide Moat ETF	September 30th	$85,127	$73,869	$72,654	$105,288	$102,548	$99,523
VanEck Morningstar International Moat ETF	September 30th	$837,255	$1,130,903	$908,609	$74,555	$76,461	$87,490
VanEck Morningstar SMID Moat ETF	September 30th	$312,440	$1,316,504	$1,784,307	$67,356	$37,635	$11,379
VanEck Morningstar Wide Moat ETF	September 30th	$36,450,354	$62,325,191	$63,072,114	$0	$0	$0
VanEck Morningstar Wide Moat Value ETF(7)	September 30th	N/A	$3,416	$22,112	N/A	$47,281	$78,103
VanEck Pharmaceutical ETF	September 30th	$1,598,103	$1,860,347	$2,091,739	$0	$0	$0
VanEck Real Assets ETF	September 30th	$594,907	$433,407	$562,035	$98,801	$226,801	$224,841
VanEck Real Estate TruSector ETF (17)	September 30th	N/A	N/A	N/A	N/A	N/A	N/A
VanEck Retail ETF	September 30th	$533,025	$672,112	$836,277	$0	$0	$0
VanEck Robotics ETF(8)	September 30th	$5,375	$39,752	$68,842	N/A	$0	$0
VanEck Semiconductor ETF	September 30th	$27,780,972	$59,286,734	$83,935,522	$0	$0	$0
VanEck Social Sentiment ETF	September 30th	$441,044	$448,998	$499,817	$452,219	$47,782	$0
VanEck Space ETF (13)	September 30th	N/A	N/A	N/A	N/A	N/A	N/A
VanEck Technology TruSector ETF (3)(f)	September 30th	N/A	N/A	$820	N/A	N/A	$0
VanEck Utilities TruSector ETF (17)	September 30th	N/A	N/A	N/A	N/A	N/A	N/A
VanEck Video Gaming and eSports ETF	September 30th	$1,364,139	$1,242,139	$1,672,437	$886	$80,104	$0

VanEck AA-BB CLO ETF(9)	December 31st	N/A	$58,156	$505,803	N/A	$0	$0
VanEck Africa Index ETF	December 31st	$226,942	$225,366	$308,288	$69,506	$2,879	$0
VanEck Agribusiness ETF	December 31st	$5,649,364	$3,686,740	$2,979,225	$0	$0	$0
VanEck BDC Income ETF	December 31st	$2,197,290	$3,204,490	$6,190,323	N/A	$0	$0
VanEck Brazil Small-Cap ETF	December 31st	$145,838	$114,491	$95,938	$114,419	$84,347	$110,103
VanEck China Bond ETF	December 31st	$326,972	$63,518	$75,061	$6,002	$104,779	$77,413
VanEck China Semiconductor ETF (16)	December 31st	N/A	N/A	N/A	N/A	N/A	N/A
VanEck ChiNext Innovators ETF	December 31st	$103,333	$106,819	$173,368	$257,078	$130,900	$122,590
VanEck CLO ETF(g)	December 31st	$445,735	$1,725,428	$4,178,564	$0	$0	$0
VanEck CMCI Commodity Strategy ETF(10)	December 31st	$5,907	$16,250	$16,381	$51,512	$93,558	$107,983
VanEck Copper and Electrification Metals ETF	December 31st	$149,115	$142,382	$120,547	$0	$0	$0
VanEck Digital India ETF	December 31st	$19,501	$162,211	$151,275	$0	$0	$0
VanEck Gold Miners ETF	December 31st	$62,507,929	$67,983,659	$88,063,011	$0	$0	$0

Fund	Fiscal Year End	Management Fees Paid During the Fiscal Year			Expenses Waived or Assumed by the Adviser During the Fiscal Year
VanEck India Growth Leaders ETF	December 31st	$297,274	$718,989	$651,657	$131,971	$0	$106,124
VanEck Indonesia Index ETF	December 31st	$154,887	$170,642	$169,205	$126,398	$90,973	$97,669
VanEck International High Yield Bond ETF	December 31st	$242,537	$69,979	$145,593	N/A	$0	$0
VanEck Israel ETF	December 31st	$284,753	$354,591	$521,411	$106,015	$81,238	$51,860
VanEck J.P. Morgan EM Local Currency Bond ETF	December 31st	$7,993,895	$5,043,525	$8,997,145	$356,765	$202,084	$351,534
VanEck Junior Gold Miners ETF	December 31st	$19,836,611	$24,359,121	$31,712,302	$0	$0	$0
VanEck Low Carbon Energy ETF	December 31st	$938,357	$690,106	$619,248	$0	$0	$8,011
VanEck Mortgage REIT Income ETF	December 31st	$726,235	$773,849	$1,253,276	$0	$0	$0
VanEck MSCI EAFE Analyst Sentiment ETF(11)	December 31st	N/A	N/A	N/A	N/A	N/A	N/A
VanEck MSCI EM Analyst Sentiment ETF(4)	December 31st	N/A	N/A	N/A	N/A	N/A	N/A
VanEck Natural Resources ETF(h)	December 31st	$667,955	$526,053	$651,903	$0	$0	$0
VanEck Office and Commercial REIT ETF(12)	December 31st	$1,293	$6,344	$11,140	$0	$0	$0
VanEck Oil Refiners ETF	December 31st	$172,536	$174,543	$136,609	$81,096	$78,777	$90,120
VanEck Oil Services ETF	December 31st	$8,385,442	$6,413,847	$3,863,176	$0	$0	$0
VanEck Preferred Securities ex Financials ETF	December 31st	$3,952,219	$4,898,451	$7,558,351	$0	$0	$0
VanEck Rare Earth and Strategic Metals ETF	December 31st	$2,821,557	$1,502,321	$3,180,570	$0	$0	$0
VanEck Russia ETF	December 31st	$0	$55,610	$0	$0	$0	$0
VanEck Russia Small-Cap ETF	December 31st	$0	$50,556	$0	$83,536	$76,897	$38,819
VanEck Steel ETF	December 31st	$609,918	$504,912	$450,582	$13,818	$46,417	$74,675
VanEck Uranium and Nuclear ETF	December 31st	$402,573	$1,409,980	$10,247,077	$25,286	$0	$0
VanEck Vietnam ETF	December 31st	$2,714,061	$2,501,778	$2,392,301	$0	$0	$0

VanEck U.S. Equity Buffer ETF - July(18)	October 31st	N/A	N/A	N/A	N/A	N/A	N/A

Prior to December 31, 2024, the fiscal year end for VanEck BDC Income ETF, VanEck China Bond ETF, VanEck International High Yield Bond ETF, VanEck J.P. Morgan EM Local Currency Bond ETF, VanEck Mortgage REIT Income ETF and VanEck Preferred Securities ex Financials ETF was April 30th. The table below reflects the management fees paid and the expenses waived for the fiscal years ended April 30, 2023 and April 30, 2024.

Fund	Fiscal Year End	Management Fees Paid During the Fiscal Year		Expenses Waived or Assumed by the Adviser During the Fiscal Year
		2023	2024	2023	2024

VanEck BDC Income ETF	April 30th	$2,197,290	$3,097,821	$0	$0
VanEck China Bond ETF	April 30th	$326,972	$132,524	$6,002	$91,634
VanEck International High Yield Bond ETF	April 30th	$242,537	$167,682	$0	$0
VanEck J.P. Morgan EM Local Currency Bond ETF	April 30th	$7,993,895	$8,435,661	$356,765	$358,443
VanEck Mortgage REIT Income ETF	April 30th	$726,235	$895,665	$0	$0
VanEck Preferred Securities ex Financials ETF	April 30th	$3,952,219	$5,266,563	$0	$0
† Effective February 1, 2026, VanEck Digital Native Economy ETF adopted a unitary management fee.
(a) Effective March 7, 2024, VanEck Fallen Angel High Yield Bond ETF's management fee was reduced from 0.35% to 0.25%.
(b) Effective March 7, 2024, VanEck Intermediate Muni ETF's management fee was reduced from 0.24% to 0.18%.
(c) Effective September 1, 2025, VanEck Short High Yield Muni ETF’s management fee was reduced from 0.35% to 0.32%.
(d) Effective September 8, 2025, VanEck Communication Services TruSector ETF’s management fee was reduced from 0.12% to 0.10%.
(e) Effective September 8, 2025, VanEck Consumer Discretionary TruSector ETF’s management fee was reduced from 0.12% to 0.10%.
(f) Effective September 8, 2025, VanEck Technology TruSector ETF’s management fee was reduced from 0.12% to 0.10%.
(g) Effective September 8, 2025, VanEck CLO ETF’s management fee was reduced from 0.40% to 0.36%. (h) Effective March 15, 2024, VanEck Natural Resources ETF’s management fee was reduced from 0.49% to 0.40%.
(1) VanEck Alternative Asset Manager ETF did not commence operations until June 4, 2025.
(2) VanEck Communication Services TruSector ETF did not commence operations until February 18, 2026.
(3) Each of VanEck Consumer Discretionary TruSector ETF and VanEck Technology TruSector ETF did not commence operations until August 20, 2025.
(4) VanEck MSCI EM Analyst Sentiment ETF has not commenced operations as of the date of this SAI.
(5) Each of VanEck Financials TruSector ETF and VanEck Healthcare TruSector ETF did not commence operations until April 1, 2026.
(6) VanEck Fabless Semiconductor ETF did not commence operations until August 27, 2024.
(7) VanEck Morningstar Wide Moat Value ETF did not commence operations until March 26, 2024.
(8) VanEck Robotics ETF did not commence operations until April 6, 2023.
(9) VanEck AA-BB CLO ETF did not commence operations until September 24, 2024.
(10) VanEck CMCI Commodity Strategy ETF did not commence operations until August 22, 2023.
(11) VanEck MSCI EAFE Analyst Sentiment ETF did not commence operations until April 1, 2026.
(12) VanEck Office and Commercial REIT ETF did not commence operations until September 20, 2023.
(13) VanEck Space ETF did not commence operations until May 6, 2026.
(14) VanEck Consumer Staples TruSector ETF and VanEck Industrials TruSector ETF did not commence operations until June 2, 2026.
(15) VanEck Data Center Supply Chain ETF did not commence operations until June 1, 2026.
(16) VanEck China Semiconductor ETF did not commence operations until June 23, 2026.
(17) VanEck Energy TruSector ETF, VanEck Materials TruSector ETF, VanEck Real Estate TruSector ETF and VanEck Utilities TruSector ETF did not commence operations until July 7, 2026.
(18) VanEck U.S. Equity Buffer ETF - July did not commence operations until August 24, 2026.
With respect to VanEck AA-BB CLO ETF and VanEck CLO ETF, for the services provided and the expenses assumed by the CLO Sub-Adviser pursuant to the CLO Investment Sub-Advisory Agreement, VEAC (not VanEck AA-BB CLO ETF nor VanEck CLO ETF) will pay a monthly fee to the CLO Sub-Adviser based on a percentage of the management fee paid to the Adviser after taking into account certain expenses paid by the Adviser.
With respect to VanEck U.S. Equity Buffer ETF - July, for the services provided and the expenses assumed by the Buffer Sub-Adviser pursuant to the Buffer Investment Sub-Advisory Agreement, VEARA (not VanEck U.S. Equity Buffer ETF - July) will pay a monthly fee to the Buffer Sub-Adviser based on a percentage of the management fee paid to the Adviser after taking into account certain expenses paid by the Adviser.
The following table sets forth the aggregate investment sub-advisory fees paid by VEAC to PineBridge Investments, LLC and the percentage of the Fund’s average daily net assets represented by such fees, in each case during the Fund’s last three fiscal years, as applicable.

	Fees Paid During the Fiscal Year Ended December 31,			Percentage of the Fund's Average Daily Net Assets for Fiscal Year Ended December 31,
Fund	2023	2024	2025	2023	2024	2025
VanEck AA-BB CLO ETF*	N/A	N/A	$151,981.31	N/A	N/A	0.11%
VanEck CLO ETF	$99,695.27	$738,218.79	$1,324,485.19	0.09%	0.17%	0.14%
*VanEck AA-BB CLO ETF did not commence operations until September 24, 2024.

Prior to January 12, 2024, China Asset Management (Hong Kong) Limited served as a sub-adviser to the China Funds. The following table sets forth the aggregate investment sub-advisory fees paid by VEAC to China Asset Management (Hong Kong) Limited and the percentage of the Fund’s average daily net assets represented by such fees, in each case during the Funds’ last three fiscal years, as applicable.

	Fees Paid During the Fiscal Year Ended December 31,			Percentage of the Fund's Average Daily Net Assets for Fiscal Year Ended December 31,
Fund	2023	2024	2025	2023	2024	2025
VanEck China Bond ETF*	N/A	N/A	N/A	N/A	N/A	N/A
VanEck ChiNext Innovators ETF	$0	$0	$0	0.00%	0.00%	0.00%
*Prior to December 31, 2024 the fiscal year end for VanEck China Bond ETF was April 30th.
Since VanEck U.S. Equity Buffer ETF - July did not commence operations until August 24, 2026, no sub-advisory fees have been paid by VEARA to the Buffer Sub-Adviser.
Term. Each Investment Management Agreement is subject to annual approval by (1) the Board or (2) a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of a Fund’s outstanding voting securities. Each Investment Management Agreement is also terminable upon 60 days’ notice by the applicable Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act). The CLO Investment Sub-Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to VanEck AA-BB CLO ETF and VanEck CLO ETF by the Board, or as to VanEck AA-BB CLO ETF or VanEck CLO ETF by vote of the holders of a majority of the Fund’s outstanding voting securities on 60 days’ written notice to the CLO Sub-Adviser, by VEAC on sixty days’ written notice to the CLO Sub-Adviser or by the CLO Sub-Adviser on 120 days’ written notice to VEAC and the Trust. The Buffer Investment Sub-Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to VanEck U.S. Equity Buffer ETF - July by the Board, or by vote of the holders of a majority of VanEck U.S. Equity Buffer ETF - July’s outstanding voting securities on 60 days’ written notice to the Buffer Sub-Adviser, by VEARA on sixty days’ written notice to the Buffer Sub-Adviser or by the Buffer Sub-Adviser on 120 days’ written notice to VEARA and the Trust.
Mauritius Subsidiary Investment Management Agreement. VEAC provides an investment program for the Mauritius Subsidiary and manages the investment of the Mauritius Subsidiary’s assets under the overall supervision of the Board of Directors of the Mauritius Subsidiary. Pursuant to a management agreement between VEAC and the Mauritius Subsidiary (the “Mauritius Subsidiary Investment Management Agreement”), VEAC does not receive any fees from the Mauritius Subsidiary.
The Mauritius Subsidiary Investment Management Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Mauritius Subsidiary by the Board of Directors of the Mauritius Subsidiary, the Trust’s Independent Trustees or by vote of the holders of a majority of the Mauritius Subsidiary’s outstanding voting securities on 60 days’ written notice to VEAC, or by VEAC on 60 days’ written notice to the Mauritius Subsidiary. Pursuant to the Mauritius Subsidiary Investment Management Agreement, VEAC will not be liable for any error of judgment or mistake of law or for any loss suffered by the Mauritius Subsidiary in connection with the performance of the Mauritius Subsidiary Investment Agreement, except a loss resulting from willful misfeasance, bad faith, fraud or gross negligence on the part of VEAC in the performance of its duties or from reckless disregard of its duties and obligations thereunder.
Cayman Subsidiary Investment Management Agreements. VEARA provides investment programs for the Cayman Subsidiaries and manages the investment of the Cayman Subsidiaries’ assets under the overall supervision of the Boards of Directors of the Cayman Subsidiaries. Pursuant to a management agreement between VEARA and the Cayman Subsidiary for VanEck Real Assets ETF, VEARA may receive certain fees for managing the Cayman Subsidiary’s assets and will waive or credit such amounts, if applicable, against the fees payable to VEARA by VanEck Real Assets ETF.
Each of the management agreements between VEARA and the Cayman Subsidiaries (the “Cayman Subsidiary Investment Management Agreements”) terminates automatically upon assignment and is terminable at any time without penalty as to the respective Cayman Subsidiary by the Board of Directors of such Cayman Subsidiary, the Trust’s Independent Trustees or by vote of the holders of a majority of such Cayman Subsidiary’s outstanding voting securities on 60 days’ written notice to VEARA, or by VEARA on 60 days’ written notice to such Cayman Subsidiary. Pursuant to the Cayman Subsidiary Investment Management Agreements, VEARA will not be liable for any error of judgment or mistake of law or for any loss suffered by a Cayman Subsidiary in connection with the performance of its Cayman Subsidiary Investment Management Agreement, except a loss resulting from willful misfeasance, bad faith, fraud or gross negligence on the part of VEARA in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Administrators
VEAC and VEARA, as applicable, also serve as administrators (in such capacity, each, an “Administrator”) for the Trust pursuant to each respective Investment Management Agreement. Under each Investment Management Agreement, each Adviser is obligated on a continuous basis to provide such administrative services as the Board of the Trust reasonably deems necessary for the proper administration of the Trust and the Funds. Each Adviser will generally assist in all aspects of the Trust’s and the Funds’ operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, accounting (only with respect to VanEck Gold Miners ETF), bookkeeping and record keeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; arrange for appropriate insurance coverage; calculate NAVs, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. VEAC owns 100% of the common stock of Van Eck Securities Corporation (the “Distributor”).
Mauritius Administrator
IQ EQ Fund Services (Mauritius) Ltd. (“IQ-EQ”), located at 33, Edith Cavell Street, Port-Louis, Mauritius, serves as the Mauritius Subsidiary’s Mauritius administrator. The Mauritius Subsidiary pays IQ-EQ a fee for its services and for preparing management accounts; acting as registrar in relation to the shares of the Mauritius Subsidiary; organizing board and shareholder meetings and keeping minutes and the statutory books and records of the Mauritius Subsidiary in order to comply with requirements of the Mauritian Companies Act 2001, the Financial Services Act 2007 and applicable law; preparing and filing certain regulatory filings; and providing taxation and regulatory advisory services. The Mauritius Subsidiary also reimburses IQ-EQ for all reasonable out-of-pocket expenses reasonably incurred by it in the performance of its duties.

Custodian and Transfer Agent
State Street, located at One Lincoln Street, Boston, MA 02111, serves as custodian (in such capacity, the “Custodian”) for the Funds, the Mauritius Subsidiary and the Cayman Subsidiaries pursuant to a custodian agreement. As Custodian, State Street holds the Funds’, the Mauritius Subsidiary’s and the Cayman Subsidiaries’ assets. As compensation for these custodial services, State Street receives, among other items, transaction fees, asset-based safe keeping fees and overdraft charges and may be reimbursed by a Fund for its out-of-pocket expenses. State Street serves as the Funds’ transfer agent (in such capacity, the “Transfer Agent”) pursuant to a transfer agency agreement. In addition, State Street provides various accounting services to each of the Funds, except VanEck Gold Miners ETF, pursuant to a fund accounting agreement. VEAC pays a portion of the fee that it receives from VanEck Gold Miners ETF to State Street for providing fund accounting services to VanEck Gold Miners ETF.
The Distributor
Van Eck Securities Corporation is the principal underwriter and distributor of Shares. Its principal address is 666 Third Avenue, New York, New York 10017 and investor information can be obtained by calling 800.826.2333. The Distributor has entered into an agreement with the Trust which will continue from its effective date unless terminated by either party upon 60 days’ prior written notice to the other party by the Trust and the Advisers, or by the Distributor, or until termination of the Trust or each Fund offering its Shares, and which is renewable annually thereafter (the “Distribution

Agreement”), pursuant to which it distributes Shares. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described below under “Creation and Redemption of Creation Units—Procedures for Creation of Creation Units.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver a prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.
The Distributor may also enter into sales and investor services agreements with broker-dealers or other persons that are Participating Parties and DTC Participants (as defined below) to provide distribution assistance, including broker-dealer and shareholder support and educational and promotional services but must pay such broker-dealers or other persons, out of its own assets.
The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Funds, on at least 60 days written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days’ notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).
Affiliated Index Provider
The MVIS® Africa Index (the “Africa Index”), BlueStar Israel Global IndexTM (the “Israel Index”), MVIS® Brazil Small-Cap Index (the “Brazil Small-Cap Index”), MVIS® Digital India Index (the “Digital India Index”), MVIS® Global Digital Assets Equity Index (the “Digital Transformation Index”), MVIS® Global Agribusiness Index (the “Agribusiness Index”), MVIS® Global Clean-Tech Metals Index (the “Clean-Tech Metals Index”), MVIS® Global Junior Gold Miners Index (the “Junior Gold Miners Index”), MVIS® Global Low Energy Index (the “Low Carbon Energy Index”), MVIS® US Mortgage REITs Index (the “Mortgage REITs Index”), MVIS® Global Oil Refiners Index (the “Oil Refiners Index”), MVIS® Global Rare Earth/Strategic Metals Index (the “Rare Earth/Strategic Metals Index”), MVIS® Global Uranium & Nuclear Energy Index (the “Nuclear Energy Index”), MVIS® Global Video Gaming & eSports Index (the “eSports Index”), MVIS® Indonesia Index (the “Indonesia Index”), MVIS® Moody's Analytics® US BBB Corporate Bond Index (the “BBB Index”), MVIS® Moody's Analytics® US Investment Grade Corporate Bond Index (the “US IG Index”), MVIS® North America Energy Infrastructure Index (the “Energy Income Index”), MVIS® US Listed Pharmaceutical 25 Index (the “Pharmaceutical Index”), BlueStar® Robotics Index (the “Robotics Index”), MVIS® US Business Development Companies Index (the “BDC Index”), MVIS® US Investment Grade Floating Rate Index (the “Floating Rate Index”), MVIS® US Listed Biotech 25 Index (the “Biotech Index”), MVIS® US Listed Oil Services 25 Index (the “Oil Services Index”), MVIS® US Listed Retail 25 Index (the “Retail Index”), MVIS® US Listed Semiconductor 25 Index (the “Semiconductor Index”), MarketVector™ Alternative Asset Managers Index (the “Alternative Asset Managers Index”), MarketVector™ China Semiconductor 25 Index (the “Semiconductor 25 Index”), MarketVector™ Data Center Supply Chain Index (the “Chain Index”), MarketVector™ Digital Native Economy Index (the “Digital Index”), MarketVector™Global Environmental Services Index (the “Environmental Services Index”), MarketVector™ Global Gold Miners Index (the “Gold Miners Index”), MarketVectorTM Global Natural Resources Index (the “Natural Resources Index”), MarketVector™ Global Steel Index (the “Steel Index”), MarketVector™ Space Index (the “Space Index”), MarketVectorTM US Listed Office and Commercial REITs Index (the “Office and Commercial REITs Index”), MarketVector™ US Listed Fabless Semiconductor Index (the “Fabless Index”) and MarketVectorTM Vietnam Local Index (the “Vietnam Index”) (each a “MarketVector Index,” and collectively, the “MarketVector Indexes”) are published by MarketVector Indexes GmbH (“MarketVector”), which is an indirectly wholly-owned subsidiary of VEAC. In order to minimize any potential for conflicts caused by the fact that VEAC or its affiliates act as the index provider to a Fund that tracks a MarketVector Index, MarketVector has retained an unaffiliated third party (the “Calculation Agent”), to calculate the MarketVector Indexes. The Calculation Agent, using a rules-based methodology, will calculate, maintain and disseminate each of the MarketVector Indexes on a daily basis. MarketVector will monitor the results produced by the Calculation Agent to help ensure that the MarketVector Indexes are being calculated in accordance with the applicable rules-based methodology. In addition, VEAC and MarketVector have established policies and procedures designed to prevent non-public information about pending changes to a MarketVector Index from being used or disseminated in an improper manner.
Securities Lending
Pursuant to a securities lending agreement (the “Securities Lending Agreement”) between the Funds and State Street (in such capacity, the “Securities Lending Agent”), certain Funds may lend their securities through the Securities Lending Agent to certain qualified borrowers. The Securities Lending Agent administers the Funds’ securities lending program. These services include arranging the securities loans with approved borrowers and collecting fees and rebates due to the Funds from each borrower. The Securities Lending Agent maintains records of loans made and income derived therefrom and makes available such records that the Funds deem necessary to monitor the securities lending program.
    Each of the Funds listed below earned income and incurred the following costs and expenses, during its respective fiscal year, as a result of its securities lending activities.

Fund	Fiscal Year	Gross Income (1)	Revenue Split(2)	Cash Collateral Management Fees(3)	Administrative Fees(4)	Indemnification Fees(5)	Rebates to Borrowers	Other Fees	Total Costs of the Securities Lending Activities	Net Income from the Securities Lending Activities
VanEck Biotech ETF	9/30/2025	$18,950	$1,648	$0	$0	$0	$2,465	$0	$4,113	$14,837
VanEck Digital Native Economy ETF	9/30/2025	$9,937	$594	$0	$0	$0	$3,959	$0	$4,553	$5,384
VanEck Digital Transformation ETF	9/30/2025	$1,939,749	$133,675	$0	$0	$0	$603,408	$0	$737,083	$1,202,666
VanEck Durable High Dividend ETF	9/30/2025	$275	$16	$0	$0	$0	$111	$0	$127	$148
VanEck Environmental Services ETF	9/30/2025	$153,535	$7,632	$0	$0	$0	$77,156	$0	$84,788	$68,747
VanEck Long/Flat Trend ETF	9/30/2025	$4,581	$225	$0	$0	$0	$2,329	$0	$2,554	$2,027
VanEck Morningstar Global Wide Moat ETF	9/30/2025	$3,295	$204	$0	$0	$0	$1,257	$0	$1,461	$1,834
VanEck Morningstar International Moat ETF	9/30/2025	$310,026	$6,140	$0	$0	$0	$247,883	$0	$254,023	$56,003
VanEck Morningstar SMID Moat ETF	9/30/2025	$9,729	$291	$0	$0	$0	$9,438	$0	$9,729	$0
VanEck Morningstar Wide Moat ETF	9/30/2025	$313,140	$23,616	$0	$0	$0	$76,921	$0	$100,537	$212,603
VanEck Morningstar Wide Moat Value ETF	9/30/2025	$102	$2	$0	0	0	$82	$0	$84	$18
VanEck Pharmaceutical ETF	9/30/2025	$843,071	$24,658	$0	$0	$0	$596,453	$0	$621,111	$221,960
VanEck Real Assets ETF	9/30/2025	$396,010	$10,644	$0	$0	$0	$289,508	$0	$300,152	$95,858
VanEck Retail ETF	9/30/2025	$1,745	$168	$0	$0	$0	$61	$0	$229	$1,516
VanEck Robotics ETF	9/30/2025	$7,095	$168	$0	$0	$0	$5,394	$0	$5,562	$1,533
VanEck Semiconductor ETF	9/30/2025	$301,546	$14,425	$0	$0	$0	$156,277	$0	$170,702	$130,844

Fund	Fiscal Year	Gross Income (1)	Revenue Split(2)	Cash Collateral Management Fees(3)	Administrative Fees(4)	Indemnification Fees(5)	Rebates to Borrowers	Other Fees	Total Costs of the Securities Lending Activities	Net Income from the Securities Lending Activities
VanEck Social Sentiment ETF	9/30/2025	$152,918	$8,973	$0	$0	$0	$62,965	$0	$71,938	$80,980
VanEck Video Gaming and eSports ETF	9/30/2025	$121,305	$6,821	$0	$0	$0	$53,036	$0	$59,857	$61,448

VanEck Africa Index ETF	12/31/2025	$75,611	$3,437	$0	$0	$0	$40,981	$0	$44,418	$31,193
VanEck Agribusiness ETF	12/31/2025	$476,200	$39,443	$0	$0	$0	$81,175	$0	$120,618	$355,582
VanEck BDC Income ETF	12/31/2025	$6,550,912	$468,068	$0	$0	$0	$1,865,388	$0	$2,333,456	$4,217,456
VanEck Brazil Small-Cap ETF	12/31/2025	$31,820	$2,156	$0	$0	$0	$10,189	$0	$12,345	$19,475
VanEck CMCI Commodity Strategy ETF	12/31/2025	$366	$13	$0	$0	$0	$235	$0	$248	$118
VanEck Copper and Electrification Metals ETF	12/31/2025	$27,819	$1,618	$0	$0	$0	$11,573	$0	$13,191	$14,628
VanEck Gold Miners ETF	12/31/2025	$4,887,745	$222,288	$0	$0	$0	$2,654,244	$0	$2,876,532	$2,011,213
VanEck Indonesia Index ETF	12/31/2025	$14,422	$584	$0	$0	$0	$8,574	$0	$9,158	$5,264
VanEck International High Yield Bond ETF	12/31/2025	$37,038	$926	$0	$0	$0	$27,728	$0	$28,654	$8,384
VanEck Israel ETF	12/31/2025	$186,001	$12,959	$0	$0	$0	$56,177	$0	$69,136	$116,865
VanEck J.P. Morgan EM Local Currency Bond ETF	12/31/2025	$355,062	$2,609	$0	$0	$0	$329,530	$0	$332,139	$22,923
VanEck Junior Gold Miners ETF	12/31/2025	$5,309,208	$321,676	$0	$0	$0	$2,084,653	$0	$2,406,329	$2,902,879
VanEck Low Carbon Energy ETF	12/31/2025	$409,078	$22,477	$0	$0	$0	$183,970	$0	$206,447	$202,631
VanEck Mortgage REIT Income ETF	12/31/2025	$1,047,203	$34,128	$0	$0	$0	$704,715	$0	$738,843	$308,360

Fund	Fiscal Year	Gross Income (1)	Revenue Split(2)	Cash Collateral Management Fees(3)	Administrative Fees(4)	Indemnification Fees(5)	Rebates to Borrowers	Other Fees	Total Costs of the Securities Lending Activities	Net Income from the Securities Lending Activities
VanEck Natural Resources ETF	12/31/2025	$273,031	$10,365	$0	$0	$0	$168,743	$0	$179,108	$93,923
VanEck Office and Commercial REIT ETF	12/31/2025	$1,311	$26	$0	$0	$0	$1,045	$0	$1,071	$240
VanEck Oil Refiners ETF	12/31/2025	$15,420	$353	$0	$0	$0	$11,879	$0	$12,232	$3,188
VanEck Oil Services ETF	12/31/2025	$627,278	$22,597	$0	$0	$0	$398,844	$0	$421,441	$205,837
VanEck Preferred Securities ex Financials ETF	12/31/2025	$2,431,995	$132,221	$0	$0	$0	$1,104,534	$0	$1,236,755	$1,195,240
VanEck Rare Earth and Strategic Metals ETF	12/31/2025	$6,364,046	$571,850	$0	$0	$0	$637,363	$0	$1,209,213	$5,154,833
VanEck Russia ETF	12/31/2025	$6,404	$89	$0	$0	$0	$5,518	$0	$5,607	$797
VanEck Steel ETF	12/31/2025	$188,193	$3,621	$0	$0	$0	$151,625	$0	$155,246	$32,947
VanEck Uranium and Nuclear ETF	12/31/2025	$19,044,270	$1,459,037	$0	$0	$0	$4,441,328	$0	$5,900,365	$13,143,905

VanEck Emerging Markets High Yield Bond ETF	4/30/2026	$908,176	$22,712	$0	$0	$0	$681,173	$0	$703,885	$204,291
VanEck Fallen Angel High Yield Bond ETF	4/30/2026	$11,350,610	$348,637	$0	$0	$0	$7,862,846	$0	$8,211,483	$3,139,127
VanEck Green Bond ETF	4/30/2026	$142,374	$2,649	$0	$0	$0	$115,835	$0	$118,484	$23,890
VanEck IG Floating Rate ETF	4/30/2026	$253,390	$6,992	$0	$0	$0	$183,395	$0	$190,387	$63,003
VanEck Moody's Analytics BBB Corporate Bond ETF	4/30/2026	$4,197	$60	$0	$0	$0	$3,599	$0	$3,659	$538
VanEck Moody's Analytics IG Corporate Bond ETF	4/30/2026	$5,265	$116	$0	$0	$0	$4,127	$0	$4,243	$1,022

1Gross income includes income from the reinvestment of cash collateral and rebates paid by the borrower.
2Revenue split represents the share of revenue generated by the securities lending program and paid to the Securities Lending Agent.
3Cash collateral management fees include fees deducted from a pooled cash collateral reinvestment vehicle that are not included in the revenue split.
4These administrative fees are not included in the revenue split.
5These indemnification fees are not included in the revenue split.

Other Accounts Managed by the Portfolio Managers
Van Eck Associates Corporation and Van Eck Absolute Return Advisers Corporation
    The following table lists the number and types of other accounts (excluding the Funds) advised by each Fund’s portfolio manager(s) and assets under management in those accounts as of the end of the last fiscal year of the Funds that they manage, except as otherwise indicated. If a portfolio manager is a primary portfolio manager for multiple Funds with different fiscal year ends, information is provided as of the most recent fiscal year end of the relevant Funds, except as otherwise indicated.

Portfolio Manager	Other Accounts Managed			Applicable Fiscal Year End
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category
Peter H. Liao	Registered Investment Companies	46	$128,469.76 million	4/30/2026
	Other Pooled Investment Vehicles	0	$0	4/30/2026
	Other Accounts	0	$0	4/30/2026
Stephanie Wang	Registered Investment Companies	0	$0	4/30/2026
	Other Pooled Investment Vehicles	0	$0	4/30/2026
	Other Accounts	0	$0	4/30/2026
Francis G. Rodilosso	Registered Investment Companies	5	$6,472.23 million	4/30/2026
	Other Pooled Investment Vehicles	0	$0	4/30/2026
	Other Accounts	0	$0	4/30/2026
David Schassler***	Registered Investment Companies	5	$578,276.70 million	9/30/2025
	Other Pooled Investment Vehicles	0	$0	9/30/2025
	Other Accounts	0	$0	9/30/2025
John Lau*** (Deputy Portfolio Manager)	Registered Investment Companies	4	$550,795.82 million	9/30/2025
	Other Pooled Investment Vehicles	0	$0	9/30/2025
	Other Accounts	0	$0	9/30/2025
Roland Morris	Registered Investment Companies	1	$578.92 million	12/31/2025
	Other Pooled Investment Vehicles	0	$0	12/31/2025
	Other Accounts	0	$0	12/31/2025
Griffin Driscoll (Deputy Portfolio Manager)	Registered Investment Companies	23	$78,879.19 million	4/30/2026
	Other Pooled Investment Vehicles	0	$0	4/30/2026
	Other Accounts	0	$0	4/30/2026
Ralph Lasta** (Deputy Portfolio Manager)	Registered Investment Companies	21	$49,068.15 million	12/31/2025
	Other Pooled Investment Vehicles	0	$0	12/31/2025
	Other Accounts	0	$0	12/31/2025
Joseph Schafer (Deputy Portfolio Manager)	Registered Investment Companies	0	$0	9/30/2025
	Other Pooled Investment Vehicles	0	$0	9/30/2025
	Other Accounts	0	$0	9/30/2025
Chris Mailloux*	Registered Investment Companies	3	$720,757.72 million	12/31/2025
	Other Pooled Investment Vehicles	0	$0	12/31/2025
	Other Accounts	0	$0	12/31/2025

*Information for Mr. Mailloux is provided as of June 30, 2026
**Information for Mr. Lasta is provided as of May 31, 2026.
*** Information for Messrs. Lau and Schassler is provided as of January 31, 2026.
None of the portfolio managers manage accounts that are subject to performance-based advisory fees.
Although the Funds in the Trust that are managed by Ms. Wang and Messrs. Driscoll, Lasta, Lau, Liao, Mailloux, Rodilosso and Schassler may have different investment strategies, each Fund (except VanEck AA-BB CLO ETF, VanEck CLO ETF, VanEck Commodity Strategy ETF, VanEck Communication Services TruSector ETF, VanEck Consumer Discretionary TruSector ETF, VanEck Consumer Staples TruSector ETF, VanEck Energy TruSector ETF, VanEck Financials TruSector ETF, VanEck Healthcare TruSector ETF, VanEck Industrials TruSector ETF, VanEck Materials TruSector ETF, VanEck Real Assets ETF, VanEck Real Estate TruSector ETF's, VanEck Technology TruSector ETF, VanEck U.S. Equity Buffer ETF - July and VanEck Utilities TruSector ETF) has an investment objective of seeking to replicate as closely as possible, before fees and expenses, the price and yield performance of its respective underlying index. The Advisers do not believe that management of the various accounts presents a material conflict of interest for Ms. Wang and Messrs. Driscoll, Lasta, Lau, Liao, Mailloux, Rodilosso and Schassler or the Advisers.
PineBridge Investments, LLC (relating to VanEck AA-BB CLO ETF and VanEck CLO ETF only).
The following table lists the number and types of other accounts advised by the portfolio manager at the CLO Sub-Adviser and assets under management in those accounts as of the end of the last fiscal year of the funds she manages, except if otherwise indicated. If a portfolio manager is a primary portfolio manager for multiple funds with different fiscal year ends, information is provided as of the most recent fiscal year end of the relevant funds, except if otherwise indicated. The data provided does not reflect VanEck AA-BB CLO ETF, as the Fund did not commence operations until September 24, 2024.

Portfolio Manager	Other Accounts Managed			Applicable Fiscal Year End
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category
Laila Kollmorgen	Registered Investment Companies*	3	$1,686.47 million	12/31/2025
	Other Pooled Investment Vehicles**	2	$1,002.18 million	12/31/2025
	Other Accounts	11	$2,424.59 million	12/31/2025
* This category represents CLO sleeves of registered investment companies managed by the CLO Sub-Adviser.
** This category represents pooled investment vehicle allocations into the CLO Sub-Adviser’s CLO tranche strategies.

Performance-Based Accounts (The number of accounts and the total assets in the accounts managed by the portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Portfolio Manager	Other Accounts Managed			Applicable Fiscal Year End
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category
Laila Kollmorgen	Registered Investment Companies*	1	$214.69 million	12/31/2025
	Other Pooled Investment Vehicles	0	$0	12/31/2025
	Other Accounts	0	$0	12/31/2025
*This category represents CLO sleeves of registered investment companies managed by the Sub-Adviser.
The portfolio manager at the Sub-Adviser manages other funds and mandates that purchase investment grade and below-investment grade CLO securities, which creates conflicts of interest with respect to portfolio management decisions and execution. The Sub-Adviser recognizes that it may be subject to a conflict of interest with respect to allocations of investment opportunities and transactions among its clients. To mitigate these conflicts, the Sub-Adviser’s policies and procedures seek to provide that investment decisions are made in accordance with the fiduciary duties owed to such accounts and without consideration of the Sub-Adviser’s economic, investment or other financial interests.

Portfolio Manager Compensation
Van Eck Associates Corporation and Van Eck Absolute Return Advisers Corporation
The portfolio managers are paid a fixed base salary and a bonus. The bonus is based upon the quality of investment analysis and the management of the funds. The quality of management of the funds includes issues of replication, rebalancing, portfolio monitoring and efficient operation, among other factors. Portfolio managers who oversee accounts with significantly different fee structures are generally compensated by discretionary bonus rather than a set formula to help reduce potential conflicts of interest. At times, the Advisers and their affiliates manage accounts with incentive fees. The portfolio managers may serve as portfolio managers to other clients. Such “Other Clients” may have investment objectives or may implement investment strategies similar to those of the Funds, or, except for VanEck AA-BB CLO ETF, VanEck CLO ETF, VanEck Commodity Strategy ETF, VanEck Communication Services TruSector ETF, VanEck Consumer Discretionary TruSector ETF, VanEck Consumer Staples TruSector ETF, VanEck Energy TruSector ETF, VanEck Financials TruSector ETF, VanEck Healthcare TruSector ETF, VanEck Industrials TruSector ETF, VanEck Materials TruSector ETF, VanEck Real Assets ETF, VanEck Real Estate TruSector ETF, VanEck Technology TruSector ETF or VanEck Utilities TruSector ETF, may replicate/track (as applicable) the same index a Fund replicates/tracks (as applicable). When the portfolio managers implement investment strategies for Other Clients that are similar or directly contrary to the positions taken by a Fund, the prices of the Fund’s securities may be negatively affected. The compensation that the Funds’ portfolio managers receive for managing other client accounts may be higher than the compensation the portfolio managers receive for managing the Funds. VEAC and VEARA have implemented procedures to monitor trading across funds and its Other Clients.
PineBridge Investments, LLC (relating to VanEck AA-BB CLO ETF and VanEck CLO ETF only).
Compensation for all the CLO Sub-Adviser portfolio managers consists of both a salary and a bonus component. The salary component is a fixed base salary, and does not vary based on a portfolio manager’s performance. Generally, salary is based upon several factors, including experience and market levels of salary for such position. The bonus component is generally discretionally determined based both on a portfolio manager’s individual performance and the overall performance of the CLO Sub-Adviser. In assessing individual performance of portfolio managers, both qualitative performance measures and also quantitative performance measures assessing the management of a portfolio manager’s funds are considered. A portfolio manager may be offered a long-term incentive/performance unit plan (“LTI”) to share in the long-term growth of the company. The LTI plan allows for the granting of incentive units representing equity interests in the company with the main objective of attracting and retaining talent, incentivizing employee long-term performance and ensuring employee alignment of interests with the firm’s long-term vision and goals.
Portfolio Manager Share Ownership
The following table lists the dollar range of any Fund Shares beneficially owned by the primary portfolio manager(s) as of the end of each applicable Fund’s last fiscal year, except if otherwise indicated.

Portfolio Manager	Fund	Fiscal Year End	Dollar Range Beneficially Owned
Peter H. Liao	VanEck Alternative Asset Manager ETF	September 30, 2025	None
	VanEck Biotech ETF	September 30, 2025	None
	VanEck Data Center Supply Chain ETF	September 30, 2026	None††
	VanEck Digital Native Economy ETF	September 30, 2025	None†
	VanEck Digital Transformation ETF	September 30, 2025	None
	VanEck Durable High Dividend ETF	September 30, 2025	None
	VanEck Energy Income ETF	September 30, 2025	None
	VanEck Environmental Services ETF	September 30, 2025	$10,001 to $50,000
	VanEck Fabless Semiconductor ETF	September 30, 2025	$50,001 to $100,000
	VanEck Morningstar Global Wide Moat ETF	September 30, 2025	None
	VanEck Morningstar International Moat ETF	September 30, 2025	$100,001 to $500,000
	VanEck Morningstar SMID Moat ETF	September 30, 2025	$10,001 to $50,000
	VanEck Morningstar Wide Moat ETF	September 30, 2025	$10,001 to $50,000
	VanEck Morningstar Wide Moat Value ETF	September 30, 2025	None
	VanEck Pharmaceutical ETF	September 30, 2025	None
	VanEck Retail ETF	September 30, 2025	None
	VanEck Robotics ETF	September 30, 2025	None
	VanEck Semiconductor ETF	September 30, 2025	$50,001 to $100,000
	VanEck Social Sentiment ETF	September 30, 2025	None
	VanEck Space ETF	September 30, 2026	None***
	VanEck Video Gaming and eSports ETF	September 30, 2025	None

	VanEck Africa Index ETF	December 31, 2025	None
	VanEck Agribusiness ETF	December 31, 2025	None
	VanEck BDC Income ETF	December 31, 2025	None
	VanEck Brazil Small-Cap ETF	December 31, 2025	None
	VanEck China Semiconductor ETF	December 31, 2026	None†††
	VanEck ChiNext Innovators ETF	December 31, 2025	None
	VanEck Copper and Electrification Metals ETF	December 31, 2025	None

Portfolio Manager	Fund	Fiscal Year End	Dollar Range Beneficially Owned
	VanEck Digital India ETF	December 31, 2025	None
	VanEck Gold Miners ETF	December 31, 2025	$100,001 to $500,000
	VanEck India Growth Leaders ETF	December 31, 2025	None
	VanEck Indonesia Index ETF	December 31, 2025	None
	VanEck Israel ETF	December 31, 2025	None
	VanEck Junior Gold Miners ETF	December 31, 2025	None
	VanEck Low Carbon Energy ETF	December 31, 2025	None
	VanEck Mortgage REIT Income ETF	December 31, 2025	$1 to $10,000
	VanEck MSCI EAFE Analyst Sentiment ETF	December 31, 2026	None**
	VanEck MSCI EM Analyst Sentiment ETF	December 31, 2026	None**
	VanEck Natural Resources ETF	December 31, 2025	None
	VanEck Office and Commercial REIT ETF	December 31, 2025	None
	VanEck Oil Refiners ETF	December 31, 2025	None
	VanEck Oil Services ETF	December 31, 2025	None
	VanEck Preferred Securities ex Financials ETF	December 31, 2025	None
	VanEck Rare Earth and Strategic Metals ETF	December 31, 2025	None
	VanEck Russia ETF	December 31, 2025	None
	VanEck Russia Small-Cap ETF	December 31, 2025	None
	VanEck Steel ETF	December 31, 2025	None
	VanEck Uranium and Nuclear ETF	December 31, 2025	None
	VanEck Vietnam ETF	December 31, 2025	None

	VanEck CEF Muni Income ETF	April 30, 2026	$1 to $10,000

	VanEck U.S. Equity Buffer ETF- July	October 31, 2026	None∇
Chris Mailloux (Portfolio Manager & Deputy Portfolio Manager)	VanEck CMCI Commodity Strategy ETF	December 31, 2025	$1 to $10,000

	VanEck U.S. Equity Buffer ETF- July	October 31, 2026	None∇
Stephanie Wang	VanEck High Yield Muni ETF	April 30, 2026	$10,001 to $50,000
	VanEck Intermediate Muni ETF	April 30, 2026	$1 to $10,000
	VanEck Long Muni ETF	April 30, 2026	$1 to $10,000
	VanEck Short High Yield Muni ETF	April 30, 2026	$10,001 to $50,000
	VanEck Short Muni ETF	April 30, 2026	$10,001 to $50,000

Portfolio Manager	Fund	Fiscal Year End	Dollar Range Beneficially Owned
Francis G. Rodilosso	VanEck AA-BB CLO ETF	December 31, 2025	$10,001 to $50,000
	VanEck China Bond ETF	December 31, 2025	None
	VanEck CLO ETF	December 31, 2025	$50,001 to $100,000
	VanEck International High Yield Bond ETF	December 31, 2025	$1 to $10,000
	VanEck J.P. Morgan EM Local Currency Bond ETF	December 31, 2025	$10,001 to $50,000

	VanEck Emerging Markets High Yield Bond ETF	April 30, 2026	$10,001 to $50,000
	VanEck Fallen Angel High Yield Bond ETF	April 30, 2026	$10,001 to $50,000
	VanEck Green Bond ETF	April 30, 2026	$10,001 to $50,000
	VanEck IG Floating Rate ETF	April 30, 2026	$50,001 to $100,000
	VanEck Moody's Analytics BBB Corporate Bond ETF	April 30, 2026	$10,001 to $50,000
	VanEck Moody's Analytics IG Corporate Bond ETF	April 30, 2026	$10,001 to $50,000

David Schassler	VanEck Commodity Strategy ETF	September 30, 2025	None
	VanEck Communication Services TruSector ETF	September 30, 2025	None
	VanEck Consumer Discretionary TruSector ETF	September 30, 2025	None
	VanEck Consumer Staples TruSector ETF	September 30, 2026	None*
	VanEck Energy TruSector ETF	September 30, 2026	None*
	VanEck Financials TruSector ETF	September 30, 2026	None*
	VanEck Healthcare TruSector ETF	September 30, 2026	None*
	VanEck Industrials TruSector ETF	September 30, 2026	None*
	VanEck Long/Flat Trend ETF	September 30, 2025	None
	VanEck Materials TruSector ETF	September 30, 2026	None*
	VanEck Real Assets ETF	September 30, 2025	$10,001 to $50,000
	VanEck Real Estate TruSector ETF	September 30, 2026	None*
	VanEck Technology TruSector ETF	September 30, 2025	None
	VanEck Utilities TruSector ETF	September 30, 2026	None*

John Lau (Deputy Portfolio Manager)	VanEck Commodity Strategy ETF	September 30, 2025	$1 to $10,000
	VanEck Communication Services TruSector ETF	September 30, 2025	None
	VanEck Consumer Discretionary TruSector ETF	September 30, 2025	None
	VanEck Consumer Staples TruSector ETF	September 30, 2026	None*
	VanEck Energy TruSector ETF	September 30, 2026	None*
	VanEck Financials TruSector ETF	September 30, 2026	None*
	VanEck Healthcare TruSector ETF	September 30, 2026	None*
	VanEck Industrials TruSector ETF	September 30, 2026	None*
	VanEck Materials TruSector ETF	September 30, 2026	None*
	VanEck Real Assets ETF	September 30, 2025	$1 to $10,000
	VanEck Real Estate TruSector ETF	September 30, 2026	None*
	VanEck Technology TruSector ETF	September 30, 2025	None
	VanEck Utilities TruSector ETF	September 30, 2026	None*

Roland Morris, Jr.	VanEck CMCI Commodity Strategy ETF	December 31, 2025	None

Portfolio Manager	Fund	Fiscal Year End	Dollar Range Beneficially Owned
Griffin Driscoll (Deputy Portfolio Manager)	VanEck Alternative Asset Manager ETF	September 30, 2025	None
	VanEck Biotech ETF	September 30, 2025	None
	VanEck Data Center Supply Chain ETF	September 30, 2026	None††
	VanEck Digital Native Economy ETF	September 30, 2025	None†
	VanEck Digital Transformation ETF	September 30, 2025	None
	VanEck Durable High Dividend ETF	September 30, 2025	None
	VanEck Energy Income ETF	September 30, 2025	$10,001 to $50,000
	VanEck Environmental Services ETF	September 30, 2025	None
	VanEck Fabless Semiconductor ETF	September 30, 2025	None
	VanEck Morningstar Global Wide Moat ETF	September 30, 2025	None
	VanEck Morningstar International Moat ETF	September 30, 2025	None
	VanEck Morningstar SMID Moat ETF	September 30, 2025	None
	VanEck Morningstar Wide Moat ETF	September 30, 2025	None
	VanEck Morningstar Wide Moat Value ETF	September 30, 2025	None
	VanEck Pharmaceutical ETF	September 30, 2025	None
	VanEck Retail ETF	September 30, 2025	None
	VanEck Robotics ETF	September 30, 2025	None
	VanEck Semiconductor ETF	September 30, 2025	$10,001 to $50,000
	VanEck Social Sentiment ETF	September 30, 2025	None
	VanEck Space ETF	September 30, 2026	None***
	VanEck Video Gaming and eSports ETF	September 30, 2025	None

	VanEck BDC Income ETF	December 31, 2025	None
	VanEck Mortgage REIT Income ETF	December 31, 2025	$10,001 to $50,000
	VanEck Preferred Securities ex Financials ETF	December 31, 2025	None

	VanEck CEF Muni Income ETF	April 30, 2026	$1 to $10,000

Ralph Lasta (Deputy Portfolio Manager)	VanEck Africa Index ETF	December 31, 2025	$1 to $10,000
	VanEck Agribusiness ETF	December 31, 2025	None
	VanEck Brazil Small-Cap ETF	December 31, 2025	None
	VanEck China Semiconductor ETF	December 31, 2026	None†††
	VanEck ChiNext Innovators ETF	December 31, 2025	None
	VanEck Copper and Electrification Metals ETF	December 31, 2025	None
	VanEck Digital India ETF	December 31, 2025	None
	VanEck Gold Miners ETF	December 31, 2025	$10,001 to $50,000
	VanEck India Growth Leaders ETF	December 31, 2025	None
	VanEck Indonesia Index ETF	December 31, 2025	None
	VanEck Israel ETF	December 31, 2025	None
	VanEck Junior Gold Miners ETF	December 31, 2025	None
	VanEck Low Carbon Energy ETF	December 31, 2025	None
	VanEck MSCI EAFE Analyst Sentiment ETF	December 31, 2026	None**
	VanEck MSCI EM Analyst Sentiment ETF	December 31, 2026	None**
	VanEck Natural Resources ETF	December 31, 2025	None
	VanEck Office and Commercial REIT ETF	December 31, 2025	None
	VanEck Oil Refiners ETF	December 31, 2025	None
	VanEck Oil Services ETF	December 31, 2025	None
	VanEck Rare Earth and Strategic Metals ETF	December 31, 2025	None
	VanEck Steel ETF	December 31, 2025	None
	VanEck Uranium and Nuclear ETF	December 31, 2025	$10,001 to $50,000
	VanEck Vietnam ETF	December 31, 2025	$1 to $10,000

Portfolio Manager	Fund	Fiscal Year End	Dollar Range Beneficially Owned

Joseph Schafer (Deputy Portfolio Manager)	VanEck Long/Flat Trend ETF	September 30, 2025	None
* Information for Messrs. Lau and Schassler is provided as of January 31, 2026.
** Information for Messrs. Lasta and Liao is provided as of February 28, 2026.
*** Information for Messrs. Driscoll and Liao is provided as of April 30, 2026.
† Information for Messrs. Driscoll and Liao is provided as of March 31, 2026.
†† Information for Messrs. Driscoll and Liao is provided as of April 30, 2026.
††† Information for Messrs. Lasta and Liao is provided as of May 31, 2026.
∇ Information for Messrs. Liao and Mailloux is provided as of July 31, 2026.
Ms. Kollmorgen owned $50,001 to $100,000 in Shares of VanEck CLO ETF, as of December 31, 2025.
Ms. Kollmorgen owned $10,001 to $50,000 in Shares of VanEck AA-BB CLO ETF, as of December 31, 2025.

BROKERAGE TRANSACTIONS
When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Advisers and the CLO Sub-Adviser (with respect to VanEck AA-BB CLO ETF and VanEck CLO ETF) look for prompt execution of the order at a favorable price. Generally, the Advisers and the CLO Sub-Adviser work with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere. The Funds will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. The Advisers and the CLO Sub-Adviser (as applicable) owe a duty to each of their clients to seek best execution on trades effected. Since the investment objective of certain Funds is investment performance that corresponds to that of an Index, the Advisers and the CLO Sub-Adviser (as applicable) do not intend to select brokers and dealers for the purpose of receiving research services in addition to a favorable price and prompt execution either from that broker or an unaffiliated third party.
Each Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by an Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is best execution.
The CLO Sub-Adviser oversees placing orders on behalf of the assets of the VanEck AA-BB CLO ETF and VanEck CLO ETF, allocated to them for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the assets of VanEck AA-BB CLO ETF and VanEck CLO ETF, as applicable, allocated to them and one or more other investment companies or clients supervised by the CLO Sub-Adviser are considered at or about the same time, transactions in such securities will be made among the several investment companies and clients in a manner deemed appropriate by the CLO Sub-Adviser consistent with their duty to seek best execution.
Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses, additional taxable income at a Fund level and additional taxable distributions. The overall reasonableness of brokerage commissions is evaluated by the Advisers based upon their knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.
VanEck Natural Resources ETF experienced an increase in portfolio turnover for the fiscal year ending December 31, 2024 in connection with the changes to the Fund’s investment objective, principal investment strategies and benchmark which came into effect on March 15, 2024.
Due to changes in the VanEck China Bond ETF’s principal investment strategies, following May 31, 2024 the Fund experienced a higher level of portfolio turnover in the current fiscal year than in previous fiscal years.

Because VanEck Communication Services TruSector ETF did not commence operations until February 18, 2026, any brokerage commissions paid by the Fund are not reflected in this SAI.
Because VanEck Financials TruSector ETF, VanEck Healthcare TruSector ETF and VanEck MSCI EAFE Analyst Sentiment ETF did not commence operations until April 1, 2026, any brokerage commissions paid by the Funds are not reflected in this SAI.
Because VanEck Consumer Staples TruSector ETF and VanEck Industrials TruSector ETF did not commence operations until June 2, 2026, any brokerage commissions paid by the Funds are not reflected in this SAI.
Because VanEck Data Center Supply Chain ETF did not commence operations until June 1, 2026, any brokerage commissions paid by the Fund are not reflected in this SAI.
Because VanEck China Semiconductor ETF did not commence operations until June 23, 2026, any brokerage commissions paid by the Fund are not reflected in this SAI.
Because VanEck Energy TruSector ETF, VanEck Materials TruSector ETF, VanEck Real Estate TruSector ETF and VanEck Utilities TruSector ETF did not commence operations until July 7, 2026, any brokerage commissions paid by the Funds are not reflected in this SAI.
Because VanEck U.S. Equity Buffer ETF - July did not commence operations until August 24, 2026, any brokerage commissions paid by the Fund are not reflected in this SAI.
Because VanEck MSCI EM Analyst Sentiment ETF has not commenced operations as of the date of this SAI, there have been no payments by the Funds for brokerage commissions.
Due to the change in benchmark index from the NYSE® Arca Environmental Services Index to the Environmental Services Index as of the close of business on December 19, 2025, the Fund may experience higher levels of turnover in the current year than in previous years.
Due to the change in benchmark index from the NYSE® Arca Steel Index to the Steel Index as of the close of business on December 19, 2025, the Fund may experience higher levels of turnover in the current year than in previous years.
The aggregate brokerage commissions paid by each Fund during its last three fiscal years as applicable, are set forth in the charts below.

	Brokerage Commissions Paid During the Fiscal Year Ended December 31,

Fund	2023	2024	2025
VanEck AA-BB CLO ETF(i)	N/A	$0	$0
VanEck Africa Index ETF	$62,181	$71,352	$104,893
VanEck Agribusiness ETF	$200,649	$144,240	$149,098
VanEck BDC Income ETF	N/A	$351,596	$403,755
VanEck Brazil Small-Cap ETF	$15,474	$11,970	$9,822
VanEck China Bond ETF	N/A	$0	$0
VanEck China Semiconductor ETF(xvi)	N/A	N/A	N/A
VanEck ChiNext Innovators ETF	N/A	$52,017	$31,885
VanEck CLO ETF	$0	$0	$0
VanEck CMCI Commodity Strategy ETF(ii)	$0	$0	$0
VanEck Copper and Electrification Metals ETF	$9,252	$7,629	$6,296
VanEck Digital India ETF	$6,005	$21,797	$14,119
VanEck Gold Miners ETF	$1,407,794	$2,628,342	$10,532,171
VanEck India Growth Leaders ETF	$55,955	$129,853	$155,990
VanEck Indonesia Index ETF	$12,452	$14,708	$15,335
VanEck International High Yield Bond ETF	N/A	$0	$0
VanEck Israel ETF	$10,502	$9,819	$12,050
VanEck J.P. Morgan EM Local Currency Bond ETF	$0	$32,719	$0
VanEck Junior Gold Miners ETF	$1,172,844	$1,947,789	$2,345,940
VanEck Low Carbon Energy ETF	$44,686	$47,019	$38,401
VanEck Mortgage REIT Income ETF	N/A	$73,051	$91,162
VanEck MSCI EAFE Analyst Sentiment ETF(iii)	N/A	N/A	N/A
VanEck MSCI EM Analyst Sentiment ETF(xi)	N/A	N/A	N/A
VanEck Natural Resources ETF	$37,130	$53,267	$34,430
VanEck Office and Commercial REIT ETF(iv)	$57	$428	$697
VanEck Oil Refiners ETF	$11,261	$13,672	$12,221
VanEck Oil Services ETF	$463,728	$427,380	$272,060
VanEck Preferred Securities ex Financials ETF	N/A	$398,132	$389,960
VanEck Rare Earth and Strategic Metals ETF	$281,055	$146,178	$698,944
VanEck Russia ETF	$332,191	$424,223	$0
VanEck Russia Small-Cap ETF	$0	$0	$0
VanEck Steel ETF	$24,451	$21,853	$59,342
VanEck Uranium and Nuclear ETF	$41,089	$167,710	$900,086
VanEck Vietnam ETF	$617,675	$224,675	$406,393

	Brokerage Commissions Paid During the Fiscal Year Ended April 30,

Fund	2023	2024
VanEck BDC Income ETF†	$121,260	$126,318
VanEck China Bond ETF†	$12,830	$660
VanEck International High Yield Bond ETF†	$5	$0
VanEck J.P. Morgan EM Local Currency Bond ETF†	$0	$32,719
VanEck Mortgage REIT Income ETF†	$50,260	$50,488
VanEck Preferred Securities ex Financials ETF†	$194,462	$223,273
† Prior to December 31, 2024, the fiscal year end for VanEck BDC Income ETF, VanEck China Bond ETF, VanEck International High Yield Bond ETF, VanEck J.P. Morgan EM Local Currency Bond ETF, VanEck Mortgage REIT Income ETF and VanEck Preferred Securities ex Financials ETF was April 30th. The table above reflects the brokerage commissions paid for the fiscal years ended April 30, 2023 and April 30, 2024.

Brokerage Commissions Paid During the Fiscal Year Ended April 30,

Fund	2024	2025	2026
VanEck CEF Muni Income ETF	$43,017	$34,515	$36,634
VanEck Emerging Markets High Yield Bond ETF	$ –	$ –	$34
VanEck Fallen Angel High Yield Bond ETF	$ –	$ –	$ –
VanEck Green Bond ETF	$ –	$ –	$ –
VanEck High Yield Muni ETF	$ –	$ –	$ –
VanEck IG Floating Rate ETF	$ –	$ –	$ –
VanEck Intermediate Muni ETF	$ –	$ –	$ –
VanEck Long Muni ETF	$ –	$ –	$ –
VanEck Moody's Analytics BBB Corporate Bond ETF	$ –	$ –	$ –
VanEck Moody's Analytics IG Corporate Bond ETF	$ –	$ –	$ –
VanEck Short High Yield Muni ETF	$ –	$ –	$ –
VanEck Short Muni ETF	$ –	$ –	$ –

	Brokerage Commissions Paid During the Fiscal Year Ended September 30,

Fund	2023	2024	2025
VanEck Alternative Asset Manager ETF(v)	N/A	N/A	$6,284
VanEck Biotech ETF	$64,762	$81,882	$49,119
VanEck Commodity Strategy ETF	$5,018	$5,638	$12,684
VanEck Communication Services TruSector ETF(vi)	N/A	N/A	N/A
VanEck Consumer Discretionary TruSector ETF(vii)	N/A	N/A	$1
VanEck Consumer Staples TruSector ETF(xv)	N/A	N/A	N/A
VanEck Data Center Supply Chain ETF(xiv)	N/A	N/A	N/A
VanEck Digital Native Economy ETF	$17,810	$10,196	$7,000
VanEck Digital Transformation ETF	$21,663	$86,068	$156,841
VanEck Durable High Dividend ETF	$22,838	$16,654	$13,108
VanEck Energy Income ETF	$8,183	$16,481	$16,064
VanEck Energy TruSector ETF(xi)	N/A	N/A	N/A
VanEck Environmental Services ETF	$19,632	$15,570	$15,346
VanEck Fabless Semiconductor ETF (viii)	N/A	$159	$14,693
VanEck Financials TruSector ETF(xii)	N/A	N/A	N/A
VanEck Healthcare TruSector ETF(xii)	N/A	N/A	N/A
VanEck Industrials TruSector ETF(xv)	N/A	N/A	N/A
VanEck Long/Flat Trend ETF	$18,532	$4,777	$16,312
VanEck Materials TruSector ETF(xi)	N/A	N/A	N/A
VanEck Morningstar Global Wide Moat ETF	$8,792	$8,067	$8,586
VanEck Morningstar International Moat ETF	$114,874	$126,679	$134,939
VanEck Morningstar SMID Moat ETF	$25,372	$96,148	$130,593
VanEck Morningstar Wide Moat ETF	$1,773,064	$4,264,476	$3,183,909
VanEck Morningstar Wide Moat Value ETF(ix)	N/A	$408	$1,043
VanEck Pharmaceutical ETF	$88,581	$90,011	$100,893
VanEck Real Assets ETF	$67,605	$15,415	$7,483
VanEck Real Estate TruSector ETF(xi)	N/A	N/A	N/A
VanEck Retail ETF	$21,768	$20,938	$32,210
VanEck Robotics ETF(x)	$235	$1,643	$2,917
VanEck Semiconductor ETF	$1,141,976	$2,882,348	$3,259,463
VanEck Social Sentiment ETF	$55,808	$58,244	$57,585
VanEck Space ETF (xiii)	N/A	N/A	N/A
VanEck Technology TruSector ETF(vii)	N/A	N/A	$9
VanEck Utilities TruSector ETF(xvii)	N/A	N/A	N/A
VanEck Video Gaming and eSports ETF	$122,296	$118,778	$133,617

	Brokerage Commissions Paid During the Fiscal Year Ended October 31,

Fund	2024	2025	2026
VanEck U.S. Equity Buffer ETF - July (xviii)	N/A	N/A	N/A

(i) VanEck AA-BB CLO ETF did not commence operations until September 24, 2024.
(ii) VanEck CMCI Commodity Strategy ETF did not commence operations until August 22, 2023.
(iii) VanEck MSCI EAFE Analyst Sentiment ETF did not commence operations until April 1, 2026.
(iv) VanEck Office and Commercial REIT ETF did not commence operations until September 20, 2023.
(v) VanEck Alternative Asset Manager ETF did not commence operations until June 4, 2025.
(vi) VanEck Communication Services TruSector ETF did not commence operations until February 18, 2026.
(vii) Each of VanEck Consumer Discretionary TruSector ETF and VanEck Technology TruSector ETF did not commence operations until August 20, 2025.
(viii) VanEck Fabless Semiconductor ETF did not commence operations until August 27, 2024.
(ix) VanEck Morningstar Wide Moat Value ETF did not commence operations until March 26, 2024.
(x) VanEck Robotics ETF did not commence operations until April 5, 2023.
(xi) VanEck MSCI EM Analyst Sentiment ETF has not commenced operations as of the date of this SAI.
(xii) Each of VanEck Financials TruSector ETF and VanEck Healthcare TruSector ETF did not commence operations until April 1, 2026.
(xiii) VanEck Space ETF did not commence operations until May 6, 2026.
(xiv) VanEck Data Center Supply Chain ETF did not commence operations until June 1, 2026.
(xv) Each of VanEck Consumer Staples TruSector ETF and VanEck Industrials TruSector ETF did not commence operations until June 2, 2026.
(xvi) VanEck China Semiconductor ETF did not commence operations until June 23, 2026.
(xvii) Each of VanEck Energy TruSector ETF, VanEck Materials TruSector ETF, VanEck Real Estate TruSector ETF, and VanEck Utilities TruSector ETF did not commence operations until July 7, 2026.
(xviii) VanEck U.S. Equity Buffer ETF - July did not commence operations until August 24, 2026.
For the fiscal year ended September 30, 2024, the following Funds experienced materially increased aggregate brokerage commissions due to an increase in the number of portfolio transactions: VanEck Digital Transformation ETF, VanEck Energy Income ETF, VanEck Morningstar International Moat ETF, VanEck Morningstar SMID Moat ETF, VanEck Morningstar Wide Moat ETF, and VanEck Semiconductor ETF.
For the fiscal year ended September 30, 2024, the following funds experienced materially decreased aggregate brokerage commissions due to a decrease in the number of portfolio transactions: VanEck Long/Flat Trend ETF, VanEck Real Assets ETF, and VanEck Video Gaming and eSports ETF.
For the fiscal year ended December 31, 2023, the following Funds experienced materially increased aggregate brokerage commissions due to an increase in the number of portfolio transactions: VanEck ChiNext Innovators ETF, VanEck Russia ETF and VanEck Vietnam ETF.
For the fiscal year ended December 31, 2024, the following Funds experienced materially increased aggregate brokerage commissions due to an increase in the number of portfolio transactions: VanEck BDC Income ETF, VanEck ChiNext Innovators ETF, VanEck Mortgage REIT Income ETF, VanEck Natural Resources ETF, VanEck Russia ETF and VanEck Uranium and Nuclear ETF.
For the fiscal year ended December 31, 2024, the following Funds experienced materially decreased aggregate brokerage commissions due to a decrease in the number of portfolio transactions: VanEck Agribusiness ETF, VanEck Rare Earth and Strategic Metals ETF and VanEck Vietnam ETF.

For the fiscal year ended September 30, 2025, the following funds experienced materially increased aggregate brokerage commissions due to an increase in the number of portfolio transactions: VanEck Digital Transformation ETF, VanEck Long/Flat Trend ETF, VanEck Retail ETF and VanEck Semiconductor ETF.

For the fiscal year ended September 30, 2025, the following funds experienced materially decreased aggregate brokerage commissions due to a decrease in the number of portfolio transactions: VanEck Biotech ETF, VanEck Morningstar Wide Moat ETF and VanEck Real Assets ETF.

Due to changes in the VanEck Digital Native Economy ETF’s principal investment strategies, following April 8, 2026, the Fund may experience a higher level of portfolio turnover in the current fiscal year than in previous fiscal years.
BOOK ENTRY ONLY SYSTEM
The following information supplements and should be read in conjunction with the section in each Fund’s Prospectus entitled “Shareholder Information—Buying and Selling Exchange-Traded Shares.”
The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for Shares.
DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the depositary agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
DTC may determine to discontinue providing its service with respect to the Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

CREATION AND REDEMPTION OF CREATION UNITS
General
The Funds issue and sell Shares only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form. An Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.
A “Business Day” with respect to the Funds is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The times described below may change due to certain events such as the early closing of trading on the NYSE.
Fund Deposit
The consideration for a purchase of Creation Units of certain Funds generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) and an amount of cash computed as described below (the “Cash Component”). The Cash Component together with the Deposit Securities, as applicable, are referred to as the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for Shares. Due to various legal and operational constraints in certain countries in which certain Funds invest, Creation Units of these Funds as set forth in the table under the heading “Creation and Redemption Features” are issued partially or principally for cash.
The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities plus applicable transaction fees (as described below).
Each Administrator, through the NSCC, makes available on each Business Day, prior to the opening of business on the NYSE (currently 9:30 a.m., Eastern time), a list of the names and the required amounts of each Deposit Security that each Fund would accept as Fund Deposit that day. Such Fund Deposit is applicable, subject to any adjustments as described below, until such time as the next-announced Fund Deposit composition is made available.
Each Fund reserves the right to permit or require the substitution of an amount of cash—referred to as “cash in lieu” to replace any Deposit Security. This may occur, for example, if a Deposit Security is not available in sufficient quantity for delivery, not eligible for transfer through the systems of DTC, the Federal Reserve System or the clearing process through the Continuous Net Settlement System of the NSCC, not permitted to be re-registered in the name of the Trust as a result of an in-kind purchase order pursuant to local law or market convention, restricted under the securities laws or not eligible for trading by an Authorized Participant or the investor for which it is acting. In such cases where the Trust makes Market Purchases (as defined below) because a Deposit Security may not be permitted to be re-registered in the name of the Trust as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities were purchased by the Trust and the cash in lieu amount (which amount, at the Advisers’ discretion, may be capped), applicable registration fees and taxes. Brokerage commissions incurred in connection with the Trust’s acquisition of Deposit Securities may be at the expense of each Fund and, to the extent such commissions are at the expense of a Fund, will affect the value of all Shares of the Fund, but the Advisers may adjust the transaction fee to protect ongoing shareholders.
Each Administrator, through the NSCC, also makes available on each Business Day the estimated Cash Component effective through and including the previous Business Day, per outstanding Shares of the Fund.

Procedures for Creation of Creation Units
To be eligible to place orders with the Distributor to create Creation Units of the Funds, an entity or person must be an “Authorized Participant” which is a member or participant of a clearing agency registered with the SEC, which has a written agreement with a Fund that allows the Authorized Participant to place orders for the purchase and redemption of Creation Units (as it may be amended from time to time in accordance with its terms) (“Participant Agreement”).
All orders to create Creation Units, whether through the Clearing Process or outside the Clearing Process, must be received by the Distributor no later than the closing time of the regular trading session on the NYSE (“Closing Time”) (ordinarily 4:00 p.m., Eastern time) on the date such order is placed in order for creation of Creation Units to be effected based on the NAV of a Fund as determined on such date. The Business Day on which a creation order (or order to redeem as discussed below) is placed is herein referred to as the “Transmittal Date.” Orders must be transmitted by telephone or other transmission method acceptable to the Distributor, as generally described below (see “—Placement of Creation Orders Using Clearing Process”). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

In connection with all orders to create Creation Units for certain Funds that invest in markets that require prefunding (including, for example, the China Funds), the Authorized Participant will be required to post collateral with the Trust consisting of cash in an amount up to 115% of the net asset value of the Funds’ shares included in the order. The cash collateral will be used to cover creation transaction fees and as collateral for securities which were not available for purchase. The Trust will return any unused portion of the collateral to the Authorized Participant.
Creation Units may be created in advance of the receipt by the Trust of all or a portion of the Fund Deposit. In such cases, the Authorized Participant will remain liable for the full deposit of the missing portion(s) of the Fund Deposit and will be required to post collateral with the Trust consisting of cash at least equal to a percentage of the marked-to-market value of such missing portion(s). The Trust may use such collateral to buy the missing portion(s) of the Fund Deposit at any time and will subject such Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of such collateral. The Trust will have no liability for any such shortfall. The Trust will return any unused portion of the collateral to the Authorized Participant once the entire Fund Deposit has been properly received by the Distributor and deposited into the Trust.
Orders to create Creation Units of a Fund shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of the Funds may have to be placed by the investor’s broker through an Authorized Participant who has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders to create Creation Units of a Fund through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.
Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the Authorized Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.
Orders to create Creation Units of certain Funds may be placed through the Clearing Process utilizing procedures applicable to funds holding domestic securities (“Domestic Funds”) (see “—Placement of Creation Orders Using Clearing Process”) or outside the Clearing Process utilizing the procedures applicable to either Domestic Funds or funds holding foreign securities (“Foreign Funds”) (see “—Placement of Creation Orders Outside Clearing Process—Domestic Funds” and “—Placement of Creation Orders Outside Clearing Process—Foreign Funds”). In the event that a Fund includes both domestic and foreign securities, the time for submitting orders is as stated in the “Placement of Creation Orders Outside Clearing Process—Foreign Funds” and “Placement of Redemption Orders Outside Clearing Process—Foreign Funds” sections below shall operate.
Placement of Creation Orders Using Clearing Process
Fund Deposits created through the Clearing Process, if available, must be delivered through an Authorized Participant that has executed a Participant Agreement.
The Participant Agreement authorizes the Distributor to transmit to NSCC on behalf of the Authorized Participant such trade instructions as are necessary to effect the Authorized Participant’s creation order. Pursuant to such trade instructions from the Distributor to NSCC, the Authorized Participant agrees to transfer the requisite Deposit Securities (or contracts to purchase such Deposit Securities that are expected to be delivered in a “regular way” manner) and the Cash Component to the Trust by the prescribed settlement date. An order to create Creation Units of a Fund through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed. The delivery of Creation Units so created will occur by the prescribed settlement date.

Placement of Creation Orders Outside Clearing Process—Domestic Funds
Fund Deposits created outside the Clearing Process must be delivered through an Authorized Participant that has executed a Participant Agreement. An Authorized Participant who wishes to place an order creating Creation Units of the Funds to be effected outside the Clearing Process must state in such order that the Authorized Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash. The Fund Deposit transfer must be ordered by the Authorized Participant in a manner so as to ensure the timely delivery of the requisite amounts of Deposit Securities through DTC to the account of the Trust.

All questions as to the amounts of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Distributor through the Federal Reserve wire system in a timely manner. An order to create Creation Units of a Fund outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Distributor does not receive both the requisite Deposit Securities and the Cash Component in a timely fashion, such order may be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the current NAV of the applicable Fund. The delivery of Creation Units so created will occur by the prescribed settlement date.
Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through an Authorized Participant) and in circumstances in which any cash can be used in lieu of Deposit Securities to create     Creation Units. (See “Creation Transaction Fee” section below.)
Placement of Creation Orders Outside Clearing Process—Foreign Funds
The Distributor will inform the Transfer Agent, the Advisers and the Custodian upon receipt of a Creation Order. The Custodian will then provide such information to the appropriate sub-custodian. The Custodian will cause the sub-custodian of such Fund to maintain an account into which the Deposit Securities (or the cash value of all or part of such securities or “cash in lieu” amount) will be delivered. Deposit Securities must be delivered to an account maintained at the applicable local custodian. The Trust must also receive, on or before the contractual settlement date, immediately available or same day funds estimated by the Custodian to be sufficient to pay the Cash Component next determined after receipt in proper form of the purchase order, together with the creation transaction fee described below.
Once the Transfer Agent has accepted a creation order, the Transfer Agent will confirm the issuance of a Creation Unit of a Fund against receipt of payment, at such NAV as will have been calculated after receipt in proper form of such order. The Transfer Agent will then transmit a confirmation of acceptance of such order.
Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant sub-custodian, the Distributor and the applicable Adviser will be notified of such delivery and the Transfer Agent will issue and cause the delivery of the Creation Units.
Acceptance of Creation Orders
The Trust reserves the right to reject a creation order transmitted to it by the Distributor, including but not limited to the following: (a) the order is not in proper form; (b) the creator or creators, upon obtaining the Shares, would own 80% or more of the currently outstanding Shares of a Fund; (c) the Deposit Securities delivered are not as specified by the Administrators, as described above; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; or (e) in the event that circumstances outside the control of the Trust, the Distributor and the Advisers make it for all practical purposes impossible to process creation orders. Examples of such circumstances include, without limitation, acts of God or public service or utility problems such as earthquakes, fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; wars; civil or military disturbances, including acts of civil or military authority or governmental actions; terrorism; sabotage; epidemics; riots; labor disputes; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Advisers, the Distributor, DTC, the NSCC or any other participant in the creation process, and similar extraordinary events. The Transfer Agent will notify an Authorized Participant if an order is rejected. The Trust, the Custodian, any sub-custodian, the Distributor and the Transfer Agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits to Authorized Participants nor shall any of them incur any liability to Authorized Participants for the failure to give any such notification.
All questions as to the amounts of the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.
Creation Transaction Fee
A standard (fixed) creation transaction fee for each Fund payable to the Custodian, in the amount set forth in the table found under the “General Description of the Trust - Creation and Redemption Features” section of this SAI, is imposed on each creation transaction regardless of the number of Creation Units purchased in the transaction. However, the Custodian may increase the standard (fixed) creation transaction fee for administration and settlement of non-standard orders requiring additional administrative processing by the Custodian.
    In addition, a variable charge for cash creations or for creations outside the Clearing Process may be imposed. In the case of cash creations or where the Trust permits or requires a creator to substitute cash in lieu of depositing a portion of Deposit Securities, the creator may be assessed an additional variable charge to compensate the Funds for the costs associated with purchasing the applicable securities. (See “Fund Deposit” section above.) As a result, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons (“Market Purchases”). In such cases where the Trust makes Market Purchases, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), the costs associated with certain derivative transactions, applicable registration fees, brokerage commissions and certain taxes. An Adviser may adjust the transaction fee to the extent the composition of the creation securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. Creators of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. Each Fund may adjust or waive all or a portion of its creation transaction fee (including both the fixed and variable components) from time to time.

Redemption of Creation Units
Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor, only on a Business Day and only through an Authorized Participant who has executed a Participant Agreement. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial Owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit. See, with respect to each Fund, the section entitled “Summary Information—Principal Risks of Investing in the Fund” and “Additional Information About the Funds’ Investment Strategies and Risks—Risks of Investing in the Funds” in the Prospectus.
The Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) are made available by each Administrator, through NSCC, prior to the opening of business on the NYSE (currently 9:30 a.m., Eastern Time) on each day that the NYSE is open for business. An Authorized Participant submitting a redemption request is deemed to make certain representations to the Trust. The Trust reserves the right to verify these representations at its discretion, and will typically require verification with respect to a redemption request from the Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form, and may be rejected by the Trust.
With respect to Funds that are redeemed in kind (as denoted in the “General Description of the Trust—Creation and Redemption Features” section of this SAI), the redemption proceeds for a Creation Unit generally consist of Fund Securities as announced by the relevant Administrator on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee and variable fees described below. Should the Fund Securities have a value greater than the NAV of the Shares being redeemed, a compensating cash payment to the Trust equal to the differential plus the applicable redemption transaction fee will be required to be arranged for by or on behalf of the redeeming shareholder. Due to various legal and operational constraints in certain countries in which certain Funds invest, Creation Units of these Funds as set forth in the table under the heading “Creation and Redemption Features” are issued partially or principally for cash. Each Fund reserves the right to honor a redemption request by delivering a basket of securities or cash that differs from the Fund Securities. For the avoidance of doubt, such basket would not include any digital assets.

Redemption Transaction Fee
The standard (fixed) redemption transaction fee for each Fund payable to the Custodian, in the amount set forth in the chart found under the “General Description of the Trust - Creation and Redemption Features” section of this SAI, is imposed on each redemption transaction regardless of the number of Creation Units redeemed in the transaction. However, the Custodian may increase the standard (fixed) redemption transaction fee for administration and settlement of non-standard orders requiring additional administrative processing by the Custodian.
In addition, a variable charge for cash redemptions or redemptions outside the Clearing Process may be imposed. In the case of cash redemptions or partial cash redemptions (when cash redemptions are permitted or required for a Fund), an additional variable charge may also be imposed to compensate each applicable Fund for the costs associated with selling the applicable securities. As a result, in order to seek to replicate the in-kind redemption order process, the Trust expects to sell, in the secondary market, the portfolio securities or settle any financial instruments that may not be permitted to be re-registered in the name of the Authorized Participant as a result of an in-kind redemption order pursuant to local law or market convention, or for other reasons (“Market Sales”). In such cases where the Trust makes Market Sales, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were sold or settled by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), the costs associated with certain derivatives transactions, applicable registration fees, brokerage commissions and certain taxes (“Transaction Costs”). An Adviser may adjust the transaction fee to the extent the composition of the redemption securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. In no event will the variable fees charged by a Fund in connection with a redemption exceed 2% of the value of each Creation Unit. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. To the extent a Fund cannot recoup the amount of Transaction Costs incurred in connection with a redemption from the redeeming shareholder because of the 2% cap or otherwise, those Transaction Costs will be borne by the Fund’s remaining shareholders and negatively affect the Fund’s performance. Each Fund may adjust or waive all or a portion of its redemption transaction fee (including both the fixed and variable components) from time to time.
Portfolio Trading by Authorized Participants
When creation or redemption transactions consist of cash, the transactions may require a Fund to contemporaneously transact with broker-dealers for purchases or sales of portfolio securities, as applicable. Depending on the timing of the transactions and certain other factors, such transactions may be placed with the purchasing or redeeming Authorized Participant in its capacity as a broker-dealer or with its affiliated broker-dealer and conditioned upon an agreement with the Authorized Participant or its affiliated broker-dealer to transact at guaranteed prices in order to reduce transaction costs incurred as a consequence of settling creations or redemptions in cash rather than in-kind.
Specifically, following a Fund’s receipt of a creation or redemption order, to the extent such purchases or redemptions consist of a cash portion, the Fund may enter an order with the Authorized Participant or its affiliated broker-dealer to purchase or sell the portfolio securities, as applicable. Such Authorized Participant or its affiliated broker-dealer will be required to guarantee that the Fund will achieve execution of its order at a price at least as favorable to the Fund as the Fund’s valuation of the portfolio securities used for purposes of calculating the NAV applied to the creation or redemption transaction giving rise to the order. Whether the execution of the order is at a price at least as favorable to the Fund will depend on the results achieved by the executing firm and will vary depending on market activity, timing and a variety of other factors.
If the broker-dealer executing the order achieves executions in market transactions at a price more favorable than the Funds’ valuation of the Deposit Securities, then the Authorized Participant generally may retain the benefit of the favorable executions, and the Funds will return to the Authorized Participant the execution performance deposit. If, however, the broker-dealer executing the order is unable to achieve executions in market transactions at a price at least equal to the Fund’s valuation of the securities, the Funds retain the portion of the execution performance deposit equal to the full amount of the execution shortfall (including any taxes, brokerage commissions or other costs) and may require the Authorized Participant to deposit any additional amount required to cover the full amount of the actual execution performance guarantee.

Placement of Redemption Orders Using Clearing Process
Orders to redeem Creation Units of a Fund through the Clearing Process, if available, must be delivered through an Authorized Participant that has executed a Participant Agreement. An order to redeem Creation Units of a Fund using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the applicable Fund as next determined. An order to redeem Creation Units of a Fund using the Clearing Process made in proper form but received by the Fund after 4:00 p.m., Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date. The requisite Fund Securities (or contracts to purchase such Fund Securities which are expected to be delivered in a “regular way” manner) and the applicable cash payment will be transferred by the prescribed settlement date.

Placement of Redemption Orders Outside Clearing Process—Domestic Funds
Orders to redeem Creation Units of a Fund outside the Clearing Process must be delivered through an Authorized Participant that has executed a Participant Agreement. An Authorized Participant who wishes to place an order for redemption of Creation Units of a Fund to be effected outside the Clearing Process must state in such order that the Authorized Participant is not using the Clearing Process and that redemption of Creation Units of the Fund will instead be effected through transfer of Creation Units of the Fund directly through DTC. An order to redeem Creation Units of a Fund outside the Clearing Process is deemed received by the Transfer Agent on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m. Eastern time on such Transmittal Date; (ii) such order is preceded or accompanied by the requisite number of Shares of Creation Units specified in such order, which delivery must be made through DTC to the Transfer Agent, on such Transmittal Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed.
After the Transfer Agent has deemed an order for redemption outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer the requisite Fund Securities (or contracts to purchase such Fund Securities) and the cash redemption payment to the redeeming Beneficial Owner by the prescribed settlement date. An additional variable redemption transaction fee may also be imposed.
Placement of Redemption Orders Outside Clearing Process—Foreign Funds
Arrangements satisfactory to the Trust must be in place for the Authorized Participant to transfer the Creation Units through DTC on or before the settlement date. Redemptions of Shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and a Fund reserves the right to redeem Creation Units for cash to the extent that the Funds could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.
In connection with taking delivery of Shares for Fund Securities upon redemption of Creation Units, a redeeming shareholder or entity acting on behalf of a redeeming shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. If neither the redeeming shareholder nor the entity acting on behalf of a redeeming shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdictions, the Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.
Due to the schedule of holidays in certain countries or for other reasons, however, the delivery of redemption proceeds may take longer than the normal settlement periods. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. Each of VanEck India Growth Leaders ETF and VanEck China Bond ETF generally intends to settle redemption transactions on the third (3rd) Business Day following the date on which such request for redemption is deemed received date (“T+3”).
The Funds may effect deliveries of Creation Units and redemption proceeds on a basis other than as described above in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. If in-kind creations are permitted or required by the Fund, the ability of the Trust to effect in-kind creations and redemptions as described above, of receipt of an order in good form is subject to, among other things, the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market.
For every occurrence of one or more intervening holidays in the applicable non-U.S. market that are not holidays observed in the U.S. equity market, the redemption settlement cycle may be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a non-U.S. market due to emergencies may also prevent the Foreign Funds from delivering securities within the normal settlement period.
The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with non-U.S. market holiday schedules, will require a delivery process longer than seven calendar days, in certain circumstances. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. The timing of settlement may also be affected by the proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices.

DETERMINATION OF NET ASSET VALUE
The following information supplements and should be read in conjunction with the section in each Fund’s Prospectus entitled “Shareholder Information—Determination of NAV.”
The NAV per Share for each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m., Eastern time) on the New York Stock Exchange.

The values of each Fund’s portfolio securities are based on the securities’ closing prices on the markets on which the securities trade, when available. Due to the time differences between the United States and certain countries in which certain Funds invest, securities on these exchanges may not trade at times when Shares of the Fund will trade. In the absence of a last reported sales price, or if no sales were reported, and for other assets for which market quotes are not readily available, values may be based on quotes obtained from a quotation reporting system, established market makers or by an outside independent pricing service. Debt instruments with remaining maturities of more than 60 days are valued at the evaluated mean price provided by an outside independent pricing service. If an outside independent pricing service is unable to provide a valuation, the instrument is valued at the mean of the highest bid and the lowest asked quotes obtained from one or more brokers or dealers selected by the Advisers. Prices obtained by an outside independent pricing service may use information provided by market makers or estimates of market values obtained from yield data related to investments or securities with similar characteristics and may use a computerized grid matrix of securities and its evaluations in determining what it believes is the fair value of the portfolio securities. Short-term debt instruments having a maturity of 60 days or less are valued at amortized cost. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources. If a market quotation for a security or other asset is not readily available or the Advisers believe it does not otherwise accurately reflect the market value of the security or asset at the time a Fund calculates its NAV, the Board of Trustees has designated the Adviser as the valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940 to perform fair valuation for such security or asset will be fair valued by each Adviser in accordance with the Trust’s and Adviser’s valuation policies and procedures approved by the Board of Trustees. Each Fund may also use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. In addition, each Fund that holds foreign equity securities currently expects that it will fair value certain of the foreign equity securities held by the Fund each day the Fund calculates its NAV, except those securities principally traded on exchanges that close at the same time the Fund calculates its NAV.
Accordingly, a Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices at the time the exchanges on which they principally trade close. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security or other asset is materially different than the value that could be realized upon the sale of such security or asset. In addition, for certain Funds, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by such Fund’s Index. This may adversely affect certain Fund’s ability to track its Index. With respect to securities that are principally traded on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.
VanEck U.S. Equity Buffer ETF - July Only
FLEX Options will typically be valued at a model-based price provided by an independent third-party pricing provider. If a model price from an independent third-party pricing provider is not available or deemed unreliable, the value of a FLEX Option will be determined by the Adviser as valuation designee in accordance with the Trust’s valuation policies and procedures.

DIVIDENDS AND DISTRIBUTIONS
The following information supplements and should be read in conjunction with the section in each Fund’s Prospectus entitled “Shareholder Information—Distributions.”
General Policies
Each Fund
Dividends from net investment income, if any, are declared and paid monthly for VanEck AA-BB CLO ETF, VanEck CLO ETF, VanEck Preferred Securities ex Financials ETF and each Fixed Income Fund, quarterly for each of VanEck BDC Income ETF, VanEck Communication Services TruSector ETF, VanEck Consumer Discretionary TruSector ETF, VanEck Consumer Staples TruSector ETF, VanEck Durable High Dividend ETF, VanEck Energy Income ETF, VanEck Energy TruSector ETF, VanEck Financials TruSector ETF, VanEck Healthcare TruSector ETF, VanEck Industrials TruSector ETF, VanEck Materials TruSector ETF, VanEck Mortgage REIT Income ETF, VanEck Office and Commercial REIT ETF, VanEck Pharmaceutical ETF, VanEck Real Estate TruSector ETF,VanEck Technology TruSector ETF and VanEck Utilities TruSector ETF, semi-annually for each of VanEck MSCI EAFE Analyst Sentiment ETF and VanEck MSCI EM Analyst Sentiment ETF, and at least annually by each other Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for each Fund to improve its index tracking (for each Fund except VanEck AA-BB CLO ETF, VanEck CLO ETF, VanEck Commodity

Strategy ETF, VanEck Communication Services TruSector ETF, VanEck Consumer Discretionary TruSector ETF, VanEck Consumer Staples TruSector ETF, VanEck Energy TruSector ETF, VanEck Financials TruSector ETF, VanEck Healthcare TruSector ETF, VanEck Industrials TruSector ETF, VanEck Materials TruSector ETF, VanEck Real Assets ETF, VanEck Real Estate TruSector ETF, VanEck Technology TruSector ETF or VanEck Utilities TruSector ETF) or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act. It is currently expected that virtually all net income (interest less expenses) will be distributed annually for VanEck Morningstar Global Wide Moat ETF and VanEck Video Gaming and eSports ETF, monthly for VanEck Preferred Securities ex Financials ETF and each Fixed Income Fund and quarterly for VanEck BDC Income ETF, VanEck Durable High Dividend ETF, VanEck Energy Income ETF, VanEck Mortgage REIT Income ETF and VanEck Office and Commercial REIT ETF, while capital gains distributions will generally occur annually in December. In addition, in situations where the Fund acquired investment securities after the beginning of the dividend period, the Fund may elect to distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of the Funds, net of expenses of the Funds, as if each Fund owned such underlying portfolio securities for the entire dividend period. If the Fund so elects, some portion of each distribution may result in a return of capital, which, for tax purposes, is treated as a return of your investment in Shares.
The VanEck Russia ETF has qualified as a regulated investment company under the Internal Revenue Code. However, due to restrictions on the VanEck Russia ETF's ability to pay distributions imposed by OFAC, the VanEck Russia ETF will be unable, unless such restrictions are lifted, to pay the required distributions of its investment company taxable income and realized capital gains, if any. Regulated investment companies are required to annually distribute at least 90% of their investment company taxable income. Unless these restrictions are lifted, the VanEck Russia ETF will be unable to meet this requirement and will no longer be qualified as a regulated investment company after certain deadlines have passed. The loss of qualification is likely to result in income tax liability for the VanEck Russia ETF and result in economic loss for the shareholders of the VanEck Russia ETF. Please consult your personal tax advisor about the VanEck Russia ETF's potential loss of regulated investment company qualification.
All Funds
Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust. With respect to all Funds, the Trust makes additional distributions to the minimum extent necessary (i) to distribute the entire annual taxable income and, with respect to the Equity Income Funds and Fixed Income Funds, net tax-exempt interest income, of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

DIVIDEND REINVESTMENT SERVICE
No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains (net of applicable withholding tax) will be automatically reinvested in additional whole Shares of the Funds. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. Distributions reinvested in additional Shares of the Funds will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS
As of the date of this SAI, no entity beneficially or of record owned any voting securities of VanEck MSCI EM Analyst Sentiment ETF and VanEck U.S. Equity Buffer ETF - July.
As of the date of this SAI, no information concerning the beneficial ownership of shares for VanEck China Semiconductor ETF, VanEck Communication Services TruSector ETF, VanEck Consumer Staples TruSector ETF, VanEck Data Center Supply Chain ETF, VanEck Energy TruSector ETF, VanEck Financials TruSector ETF, VanEck Healthcare TruSector ETF, VanEck Industrials TruSector ETF, VanEck Materials TruSector ETF, VanEck MSCI EAFE Analyst Sentiment ETF, VanEck Real Estate TruSector ETF, VanEck Space ETF,VanEck U.S. Equity Buffer ETF - July and VanEck Utilities TruSector ETF have been obtained since the Funds commenced operations on June 23, 2026, February 16, 2026, June 2, 2026, June 1, 2026, July 7, 2026, April 1, 2026, April 1, 2026, June 2, 2026, July 7, 2026, April 1, 2026, July 7, 2026, May 6, 2026, August 24, 2026 and July 7, 2026, respectively.
Although the Trust does not have information concerning the beneficial ownership of shares held in the names of DTC Participants, the name and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding Shares of a Fund, as of the dates indicated, were as follows:

Date	Fund	Fiscal Year End	Name and Address of Owner of Record	Percentage of Class of Fund Owned
December 31, 2025	VanEck Alternative Asset Manager ETF	September 30	National Financial Services LLC 200 Liberty Street New York, NY 10281	64.00%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	13.28%
			Raymond James & Associates Inc. 880 Carillon Parkway Saint Petersburg, FL 33716	5.84%
December 31, 2025	VanEck Biotech ETF	September 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	21.16%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	13.78%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center Plaza II Jersey City, NJ 07311	8.03%
			Merrill Lynch, Pierce, Fenner & Smith, Inc. World Financial Center, North Tower New York, NY 10080	7.86%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	5.20%
December 31, 2025	VanEck Commodity Strategy ETF	September 30	State Street Bank & Trust/ State Street TOTAL ETF P.O. BOX 1631 Boston, MA 02105-1631	73.86%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	17.62%

December 31, 2025	VanEck Consumer Discretionary TruSector ETF	September 30	Merrill Lynch, Pierce, Fenner & Smith, Inc. World Financial Center, North Tower New York, NY 10080	36.68%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center Plaza II Jersey City, NJ 07311	27.08%
			UBS Financial Services Inc. 1000 Harbor Boulevard, Weehawken, NJ 07086-6790	17.39%
			Wells Fargo Clearing Services, LLC 2801 Market Street H0006-09B St. Louis, Missouri 63103	5.03%
March 31, 2026	VanEck Digital Native Economy ETF	September 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	20.47%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	18.87%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	10.27%
			Raymond James & Associates Inc. 880 Carillon Parkway Saint Petersburg, FL 33716	6.40%
December 31, 2025	VanEck Digital Transformation ETF	September 30	JP Morgan Chase Bank, National Associate 14201 Dallas PKWY Floor 12 Dallas, TX 75254	28.39%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	13.53%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	12.52%
			LPL Financial Corp. 9785 Towne Center Drive San Diego, CA 92121-1968	10.39%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	6.42%
			Merrill Lynch, Pierce, Fenner & Smith, Inc. World Financial Center, North Tower New York, NY 10080	6.32%

December 31, 2025	VanEck Durable High Dividend ETF	September 30	Merrill Lynch, Pierce, Fenner & Smith, Inc. World Financial Center, North Tower New York, NY 10080	22.97%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	14.62%
			LPL Financial Corp. 9785 Towne Center Drive San Diego, CA 92121-1968	12.66%
			State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110	12.00%
			Pershing, LLC One Pershing Plaza Jersey City, NJ 07399	8.99%
			Raymond James & Associates Inc. 880 Carilion Parkway Saint Petersburg, FL 33716	7.65%
			RBC Capital Markets Corporation 1 Liberty Street New York, NY 1006	6.08%
December 31, 2025	VanEck Energy Income ETF	September 30	State Street Bank & Trust/ State Street TOTAL ETF P.O. BOX 1631 Boston, MA, 02105-1631	32.22%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	26.72%
			LPL Financial Corp. 9785 Towne Center Drive San Diego, CA 92121-1968	8.90%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	8.56%
December 31, 2025	VanEck Environmental Services ETF	September 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	18.43%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	14.17%
			American Enterprise Investment Service 901 3rd Ave South Minneapolis, MN 55474	10.00%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	9.56%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	7.04%
			Merrill Lynch, Pierce, Fenner & Smith, Inc. World Financial Center, North Tower New York, NY 10080	5.30%
			Pershing, LLC One Pershing Plaza Jersey City, NJ 07399	5.11%

December 31, 2025	VanEck Fabless Semiconductor ETF	September 30	National Financial Services LLC 200 Liberty Street New York, NY 10281	31.66%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	18.66%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	11.95%
			Pershing, LLC One Pershing Plaza Jersey City, NJ 07399	9.01%
December 31, 2025	VanEck Long/Flat Trend ETF	September 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	31.36%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	28.19%
			LPL Financial Corp. 9785 Towne Center Drive San Diego, CA 92121-1968	15.00%
			Raymond James & Associates Inc. 880 Carillon Parkway Saint Petersburg, FL 33716	8.55%
December 31, 2025	VanEck Morningstar Global Wide Moat ETF	September 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	56.23%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	13.62%
			Pershing, LLC One Pershing Plaza Jersey City, NJ 07399	8.20%
			Merrill Lynch, Pierce, Fenner & Smith, Inc. World Financial Center, North Tower New York, NY 10080	6.18%
			J.P. Morgan Clearing Corp. 3 Chase Metrotech Center, Proxy Dept./NY1-H034 Brooklyn, NY 11245-0001	6.03%
December 31, 2025	VanEck Morningstar International Moat ETF	September 30	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	19.73%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	19.41%
			Robert W. Baird & Co., Inc. 777 East Wisconsin Avenue Milwaukee, WI 53202	17.72%
			Raymond James & Associates Inc. 880 Carillon Parkway Saint Petersburg, FL 33716	7.71%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	6.37%
			The Northern Trust Company/United Nation 801 S Canal Street Chicago, IL 60607	5.93%
			LPL Financial Corp. 9785 Towne CTR Drive San Diego, CA 92121-1968	5.42%

December 31, 2025	VanEck Morningstar SMID Moat ETF	September 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	23.57%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	18.00%
			LPL Financial Corp. 9785 Towne CTR Drive San Diego, CA 92121-1968	17.94%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	7.86%
			The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286-0001	7.14%
			Merrill Lynch, Pierce, Fenner & Smith, Inc. World Financial Center, North Tower New York, NY 10080	5.80%
			Raymond James & Associates Inc. 880 Carillon Parkway Saint Petersburg, FL 33716	5.69%
December 31, 2025	VanEck Morningstar Wide Moat ETF	September 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	24.17%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	15.71%
			Edward D. Jones & Co. 12555 Manchester Road St. Louis, MO 63131	8.32%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	7.63%
			LPL Financial Corp. 9785 Towne CTR Drive San Diego, CA 92121-1968	7.36%
			Merrill Lynch, Pierce, Fenner & Smith, Inc. World Financial Center, North Tower New York, NY 10080	7.07%
			Raymond James & Associates Inc. 880 Carillon Parkway Saint Petersburg, FL 33716	5.39%
December 31, 2025	VanEck Morningstar Wide Moat Value ETF	September 30	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110	83.33%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	5.99%
			Vanguard Marketing Corp. 100 Vanguard Blvd Malvern, PA 19355	5.85%

December 31, 2025	VanEck Pharmaceutical ETF	September 30	Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	39.60%
			Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	9.19%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	7.89%
			The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286-0001	5.71%
December 31, 2025	VanEck Real Assets ETF	September 30	National Financial Services LLC 200 Liberty Street New York, NY 10281	35.17%
			LPL Financial Corp. 9785 Towne CTR Drive San Diego CA 92121-1968	26.84%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	22.89%
			Raymond James & Associates Inc. 880 Carilion Parkway Saint Petersburg, FL 33716	6.28%
December 31, 2025	VanEck Retail ETF	September 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	25.44%
			LPL Financial Corp. 9785 Towne CTR Drive San Diego, CA 92121-1968	18.84%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	16.58%
			Merrill Lynch, Pierce, Fenner & Smith, Inc. World Financial Center, North Tower New York, NY 10080	9.37%
			Pershing LLC One Pershing Plaza Jersey City, NJ 07399	8.07%
December 31, 2025	VanEck Robotics ETF	September 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	24.51%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	19.69%
			J.P. Morgan Clearing Corp. 3 Chase Metrotech Center, Proxy Dept./NY1-H034 Brooklyn, NY 11245-0001	9.84%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	8.96%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	6.85%

December 31, 2025	VanEck Semiconductor ETF	September 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	16.41%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	16.37%
			Merrill Lynch, Pierce, Fenner & Smith, Inc. World Financial Center, North Tower New York, NY 10080	13.88%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	7.48%
December 31, 2025	VanEck Social Sentiment ETF	September 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	25.01%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	19.78%
			LPL Financial Corp. 9785 Towne CTR Drive San Diego, CA 92121-1968	10.66%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center Plaza II Jersey City, NJ 07311	7.00%
			Goldman, Sachs & Co. 30 Hudson Street, Jersey City, NJ 07302	5.66%
			Robinhood Securities LLC 85 Willow Road Menlo Park, CA 94025	5.32%
December 31, 2025	VanEck Technology TruSector ETF	September 30	National Financial Services LLC 200 Liberty Street New York, NY 10281	32.75%
			Merrill Lynch, Pierce, Fenner & Smith, Inc. World Financial Center, North Tower New York, NY 10080	19.87%
			UBS Financial Services Inc. 1000 Harbor Boulevard, Weehawken, NJ 07086-6790	16.90%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	14.95%

December 31, 2025	VanEck Video Gaming and eSports ETF	September 30	National Financial Services LLC 200 Liberty Street New York, NY 10281	18.27%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	12.24%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	7.89%
			LPL Financial Corp. 9785 Towne CTR Drive San Diego CA 92121-1968	6.71%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	6.31%
			Merrill Lynch, Pierce, Fenner & Smith, Inc. World Financial Center, North Tower New York, NY 10080	5.66%

March 31, 2026	VanEck AA-BB CLO ETF	December 31	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	42.22%
			The Northern Trust Company/United Nation 801 S Canal Street Chicago, IL 60607	34.46%
March 31, 2026	VanEck Africa Index ETF	December 31	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	18.45%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	15.66%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	14.44%
			Interactive Brokers Retail Equity CL 8 Greenwich Office Park Greenwich, CT 06831	6.71%
March 31, 2026	VanEck Agribusiness ETF	December 31	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110	18.92%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	13.02%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	9.57%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	9.45%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	6.37%

March 31, 2026	VanEck BDC Income ETF	December 31	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	21.23%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	14.71%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	11.88%
			Merrill Lynch, Pierce, Fenner & Smith, Inc. 101 Hudson Street, 9th Floor Jersey City, NJ 07302-3997	6.25%
			Wells Fargo Clearing Services, LLC 2801 Market Street, H0006-09B St Louis, MO Missouri 63103	5.97%
March 31, 2026	VanEck Brazil Small-Cap ETF	December 31	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	20.71%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	15.36%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	14.17%
			Vanguard Marketing Corp. 100 Vanguard Blvd Malvern, PA 19355	6.82%
			Interactive Brokers Retail Equity CL 8 Greenwich Office Park Greenwich, CT 06831	5.25%
March 31, 2026	VanEck China Bond ETF	December 31	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	24.65%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	18.42%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	10.03%
			Interactive Brokers Retail Equity CL 8 Greenwich Office Park Greenwich, CT 06831	9.36%
			Vanguard Marketing Corp. 100 Vanguard Blvd Malvern, PA 19355	7.61%
			Goldman, Sachs & Co. 30 Hudson Street, Jersey City, NJ 07302	5.06%

March 31, 2026	VanEck ChiNext Innovators ETF	December 31	National Financial Services LLC 200 Liberty Street New York, NY 10281	16.24%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	15.10%
			Interactive Brokers Retail Equity CL 8 Greenwich Office Park Greenwich, CT 06831	12.68%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	10.07%
			BNP Paribas 787 7th Avenue Floor 27 New York, NY 10019	5.87%
March 31, 2026	VanEck CLO ETF	December 31	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	38.74%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	18.13%
			LPL Financial Corp. 9785 Towne CTR Drive San Diego CA 92121-1968	9.85%
			J.P. Morgan Chase Bank, National Associate 14201 Dallas Parkway, Floor 12 Dallas, TX 75254	5.47%
			The Northern Trust Company/United Nation 801 S Canal Street Chicago, IL 60607	5.08%
March 31, 2026	VanEck CMCI Commodity Strategy ETF	December 31	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110	60.00%
			J.P. Morgan Clearing Corp. 3 Chase Metrotech Center, Proxy Dept./NY1-H034 Brooklyn, NY 11245-0001	17.30%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	9.35%
March 31, 2026	VanEck Copper and Electrification Metals ETF	December 31	Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	28.16%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	22.83%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	15.95%
			LPL Financial Corp. 9785 Towne CTR Drive San Diego CA 92121-1968	5.66%
			Goldman, Sachs & Co. 30 Hudson Street, Jersey City, NJ 07302	5.06%

March 31, 2026	VanEck Digital India ETF	December 31	National Financial Services LLC 200 Liberty Street New York, NY 10281	19.39%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	17.03%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	9.48%
			Pershing, LLC One Pershing Plaza Jersey City, NJ 07399	8.86%
			J.P. Morgan Clearing Corp. 3 Chase Metrotech Center, Proxy Dept./NY1-H034 Brooklyn, NY 11245-0001	6.54%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	6.36%
			BOFA Securities Inc. One Bryant Park New York, NY 10036	6.04%
			Goldman, Sachs & Co. 30 Hudson Street, Jersey City, NJ 07302	5.18%
March 31, 2026	VanEck Gold Miners ETF	December 31	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	14.30%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	11.39%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	11.13%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	5.98%
March 31, 2026	VanEck India Growth Leaders ETF	December 31	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	15.43%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	11.49%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	10.15%
			Jane Street LLC 250 Vessey Street New York, NY 10281	9.39%
			Interactive Brokers Retail Equity CL 8 Greenwich Office Park Greenwich, CT 06831	6.77%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	5.84%

March 31, 2026	VanEck Indonesia Index ETF	December 31	Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	13.70%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	12.58%
			J.P. Morgan Chase Bank, National Associate 14201 Dallas Parkway, Floor 12 Dallas, TX 75254	11.63%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	11.16%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	9.56%
			Interactive Brokers Retail Equity CL 8 Greenwich Office Park Greenwich, CT 06831	5.92%
			Stifel Nicolaus & Co., Inc, 501 N Broadway Street St. Louis, MO 63102	5.46%
			BOFA Securities, Inc. One Bryant Park New York, NY 10036	5.39%
March 31, 2026	VanEck International High Yield Bond ETF	December 31	National Financial Services LLC 200 Liberty Street New York, NY 10281	25.11%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	24.28%
			Goldman, Sachs & Co. 30 Hudson Street, Jersey City, NJ 07302	11.20%
			Interactive Brokers Retail Equity CL 8 Greenwich Office Park Greenwich, CT 06831	5.32%
March 31, 2026	VanEck Israel ETF	December 31	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	25.07%
			RBC Dominion Securities Inc./CDS 200 Bay Street Toronto, ON M5J 2J5 Canada	14.26%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	10.28%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	9.98%
			The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286-0001	6.41%
			Pershing, LLC One Pershing Plaza Jersey City, NJ 07399	5.23%

March 31, 2026	VanEck J.P. Morgan EM Local Currency Bond ETF	December 31	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	21.19%
			UBS Financial Services Inc. 1000 Harbor Boulevard, Weehawken, NJ 07086-6790	9.95%
			State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110	9.43%
			SEI Private Trust Company Co. 1 Freedom Valley Drive Oaks, PA 19456	6.66%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	6.55%
			The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286-0001	5.81%
			The Northern Trust Company/United Nation 801 S Canal Street Chicago, IL 60607	5.50%
March 31, 2026	VanEck Junior Gold Miners ETF	December 31	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	15.36%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	10.92%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	10.08%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	6.13%
			The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286-0001	5.37%
March 31, 2026	VanEck Low Carbon Energy ETF	December 31	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	17.75%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	12.96%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	10.66%
			Edward D. Jones & Co., 12555 Manchester Road, St. Louis, MO 63131	6.92%
			State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110	6.67%
			LPL Financial Corp. 9785 Towne CTR Drive San Diego CA 92121-1968	6.06%

March 31, 2026	VanEck Mortgage REIT Income ETF	December 31	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	22.27%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	21.59%
			Merrill Lynch, Pierce, Fenner & Smith, Inc. 101 Hudson Street, 9th Floor Jersey City, NJ 07302-3997	9.66%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	9.15%
March 31, 2026	VanEck Natural Resources ETF	December 31	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	16.98%
			Pershing, LLC One Pershing Plaza Jersey City, NJ 07399	14.20%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	12.37%
			LPL Financial Corp. 9785 Towne CTR Drive San Diego CA 92121-1968	11.98%
			State Street Bank & Trust/ State Street TOTALETF- P.O. BOX 1631, Boston, MA, 02105-1631	11.56%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	9.86%
			American Enterprise Investment Service 901 3rd Ave South Minneapolis, MN 55474	6.25%
March 31, 2026	VanEck Office and Commercial REIT ETF	December 31	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	37.00%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	33.33%
			UBS Financial Services Inc. 1000 Harbor Boulevard, Weehawken, NJ 07086-6790	9.22%
			RBC Capital Markets Corporation 1 Liberty Street New York, NY 10006	5.20%

March 31, 2026	VanEck Oil Refiners ETF	December 31	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	25.27%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	22.18%
			LPL Financial Corp. 9785 Towne CTR Drive San Diego CA 92121-1968	9.64%
			Interactive Brokers Retail Equity CL 8 Greenwich Office Park Greenwich, CT 06831	7.25%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12, Tampa, FL 33610	5.55%
			Raymond James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	5.47%
March 31, 2026	VanEck Oil Services ETF	December 31	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	17.20%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	13.19%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12, Tampa, FL 33610	8.57%
			Goldman, Sachs & Co. 30 Hudson Street, Jersey City, NJ 07302	7.62%
March 31, 2026	VanEck Preferred Securities ex Financials ETF	December 31	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	42.48%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	13.83%
			Merrill Lynch, Pierce, Fenner & Smith, Inc. 101 Hudson Street, 9th Floor Jersey City, NJ 07302-3997	8.01%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	5.62%
March 31, 2026	VanEck Rare Earth and Strategic Metals ETF	December 31	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	16.61%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	12.74%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	9.91%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	6.42%
			LPL Financial Corp. 9785 Towne CTR Drive San Diego CA 92121-1968	5.36%
			The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286-0001	5.26%

March 31, 2026	VanEck Russia ETF	December 31	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	16.05%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	12.12%
			State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110	10.61%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	8.56%
			Brown Brothers Harriman & Co. 50 Milk Street Boston, MA 02109	5.79%
			Interactive Brokers Retail Equity CL 8 Greenwich Office Park Greenwich, CT 06831	5.40%
			Goldman, Sachs & Co. 30 Hudson Street, Jersey City, NJ 07302	5.33%
March 31, 2026	VanEck Russia Small-Cap ETF	December 31	Interactive Brokers Retail Equity CL 8 Greenwich Office Park Greenwich, CT 06831	21.99%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	20.86%
			Vanguard Marketing Corp. 100 Vanguard Blvd Malvern, PA 19355	12.72%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	9.69%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12, Tampa, FL 33610	7.38%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	5.01%
March 31, 2026	VanEck Steel ETF	December 31	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	15.55%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	12.76%
			Raymond James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	12.25%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center Plaza II Jersey City, NJ 07311	10.08%
			LPL Financial Corp. 9785 Towne CTR Drive San Diego CA 92121-1968	5.29%

March 31, 2026	VanEck Uranium and Nuclear ETF	December 31	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	16.17%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	14.94%
			LPL Financial Corp. 9785 Towne CTR Drive San Diego CA 92121-1968	10.07%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center Plaza II Jersey City, NJ 07311	6.94%
			Merrill Lynch, Pierce, Fenner & Smith, Inc. 101 Hudson Street, 9th Floor Jersey City, NJ 07302-3997	6.55%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	5.57%
March 31, 2026	VanEck Vietnam ETF	December 31	Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	20.26%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	15.70%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	10.63%
			Interactive Brokers Retail Equity CL 8 Greenwich Office Park Greenwich, CT 06831	6.12%
			The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286-0001	5.93%

July 31, 2026	VanEck CEF Muni Income ETF	April 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	21.43%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	20.03%
			UBS Financial Services, Inc. 1000 Harbor Boulevard Weehawken, NJ 07086-6790	12.96%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center Plaza II Jersey City, NJ 07311	9.11%
			Merrill Lynch, Pierce, Fenner & Smith, Inc. 101 Hudson Street, 9th Floor Jersey City, NJ 07302-3997	9.04%
			Pershing LLC One Pershing Plaza Jersey City, NJ 07399	7.29%
			LPL Financial Corp. 9785 Towne CTR Drive San Diego CA 92121-1968	5.76%

July 31, 2026	VanEck Emerging Markets High Yield Bond ETF	April 30	Merrill Lynch, Pierce, Fenner & Smith, Inc. 101 Hudson Street, 9th Floor Jersey City, NJ 07302-3997	21.98%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	20.54%
			The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286-0001	11.68%
			Euroclear Bank SA Boulevard du Rio Alvert II Brussels Bruxelles-Capitale, 1210	8.90%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	8.87%
July 31, 2026	VanEck Fallen Angel High Yield Bond ETF	April 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	25.42%
			Merrill Lynch, Pierce, Fenner & Smith, Inc. 101 Hudson Street, 9th Floor Jersey City, NJ 07302-3997	19.91%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	9.83%
			LPL Financial Corp. 9785 Towne CTR Drive San Diego CA 92121-1968	6.79%
July 31, 2026	VanEck Green Bond ETF	April 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	44.95%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	16.82%
			LPL Financial Corp. 9785 Towne CTR Drive San Diego CA 92121-1968	15.54%
July 31, 2026	VanEck High Yield Muni ETF	April 30	Merrill Lynch, Pierce, Fenner & Smith, Inc. 101 Hudson Street, 9th Floor Jersey City, NJ 07302-3997	22.44%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	20.37%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	16.37%
			SEI Private Trust Company Co. 1 Freedom Valley Drive Oaks, PA 19456	6.46%

July 31, 2026	VanEck IG Floating Rate ETF	April 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	33.45%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	12.19%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center Plaza II Jersey City, NJ 07311	6.53%
			The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286-0001	5.61%
			LPL Financial Corp. 9785 Towne CTR Drive San Diego CA 92121-1968	5.40%
July 31, 2025	VanEck Intermediate Muni ETF	April 30	Merrill Lynch, Pierce, Fenner & Smith, Inc. 101 Hudson Street, 9th Floor Jersey City, NJ 07302-3997	39.08%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	12.19%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	10.29%
			Pershing LLC One Pershing Plaza Jersey City, NJ 07399	10.04%
			LPL Financial Corp. 9785 Towne CTR Drive San Diego CA 92121-1968	5.82%
July 31, 2026	VanEck Long Muni ETF	April 30	National Financial Services LLC 200 Liberty Street New York, NY 10281	27.73%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	15.09%
			Merrill Lynch, Pierce, Fenner & Smith, Inc. 101 Hudson Street, 9th Floor Jersey City, NJ 07302-3997	10.24%
			Pershing LLC One Pershing Plaza Jersey City, NJ 07399	7.47%
			LPL Financial Corp. 9785 Towne CTR Drive San Diego CA 92121-1968	7.38%

July 31, 2026	VanEck Moody's Analytics BBB Corporate Bond ETF	April 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	29.35%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center Plaza II Jersey City, NJ 07311	19.79%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	13.73%
			State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110	12.00%
			Goldman, Sachs & Co. 30 Hudson Street, Jersey City, NJ 07302	11.24%
			J.P. Morgan Clearing Corp. 3 Chase Metrotech Center, Proxy Dept./NY1-H034 Brooklyn, NY 11245-0001	6.29%
July 31, 2026	VanEck Moody's Analytics IG Corporate Bond ETF	April 30	National Financial Services LLC 200 Liberty Street New York, NY 10281	71.45%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	26.60%

July 31, 2026	VanEck Short High Yield Muni ETF	April 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	25.35%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	13.26%
			Wells Fargo Clearing Services, LLC 2801 Market Street, H0006-09B St Louis, MO Missouri 63103	8.19%
			Merrill Lynch, Pierce, Fenner & Smith, Inc. 101 Hudson Street, 9th Floor Jersey City, NJ 07302-3997	7.55%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center Plaza II Jersey City, NJ 07311	7.53%
			American Enterprise Investment Service 901 3rd Ave South Minneapolis, MN 55474	5.86%
			LPL Financial Corp. 9785 Towne CTR Drive San Diego CA 92121-1968	5.54%
			Raymond James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	5.09%
July 31, 2026	VanEck Short Muni ETF	April 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	26.35%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	13.05%
			Merrill Lynch, Pierce, Fenner & Smith, Inc. 101 Hudson Street, 9th Floor Jersey City, NJ 07302-3997	11.56%
			Wells Fargo Clearing Services, LLC 2801 Market Street, H0006-09B St Louis, MO 63103	7.98%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center Plaza II Jersey City, NJ 07311	6.78%
			LPL Financial Corp. 9785 Towne CTR Drive San Diego CA 92121-1968	5.62%
			Raymond James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	5.40%

TAXES
The following information also supplements and should be read in conjunction with the section in each Fund’s Prospectus entitled “Shareholder Information—Tax Information” and the section in this Statement of Additional Information entitled “Special Considerations and Risks.” The following summary of certain relevant tax provisions is subject to change, and does not constitute legal or tax advice.
The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to foreign, federal, state, or local taxes.
For purposes of this summary, the term “U.S. Shareholder” means a beneficial owner of Shares that, for U.S. federal income tax purposes, is one of the following:
•an individual who is a citizen or resident of the United States;
•a corporation or other entity taxable as a corporation created in or organized under the laws of the United States, any state thereof or the District of Columbia;
•an estate the income of which is subject to U.S. federal income taxation regardless of its source; or
•a trust (i) if a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust or (ii) that has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.
A “Non-U.S. Shareholder” is a beneficial owner of Shares that is neither a U.S. Shareholder nor a partnership for U.S. federal income tax purposes. If a partnership (including any other entity treated as a partnership for U.S. federal income tax purposes) holds Shares, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of the partnership. Partners of partnerships that hold Shares should consult their tax advisors.

Tax Status of the Funds
Each Fund has elected (or intends to elect) to be treated and intends to qualify annually as a RIC under subchapter M of the Internal Revenue Code. As a RIC, each Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest, net short-term capital gains and net ordinary income from certain MLPs) and at least 90% of its tax-exempt interest income, for each tax year, if any, to its shareholders and meet several other requirements relating to the nature of its income and the diversification of its assets, among others. If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at the regular corporate income tax rate without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.
The VanEck Russia ETF has qualified as a regulated investment company under the Internal Revenue Code. However, due to restrictions on the VanEck Russia ETF's ability to pay distributions imposed by OFAC, the VanEck Russia ETF will be unable, unless such restrictions are lifted, to pay the required distributions of its investment company taxable income and realized capital gains, if any. Regulated investment companies are required to annually distribute at least 90% of their investment company taxable income. Unless these restrictions are lifted, the VanEck Russia ETF will be unable to meet this requirement and will no longer be qualified as a regulated investment company after certain deadlines have passed. The loss of qualification is likely to result in income tax liability for the VanEck Russia ETF and result in economic loss for the shareholders of the VanEck Russia ETF. Please consult your personal tax advisor about the VanEck Russia ETF's potential loss of regulated investment company qualification.
To the extent each of VanEck China Semiconductor ETF and VanEck ChiNext Innovators ETF invests directly in the A-share market, or VanEck China Bond ETF invests directly in RMB Bonds, the Funds may not be able to repatriate funds associated with such direct investment on a timely basis and may be unable to meet the distribution requirements required to qualify for the favorable tax treatment otherwise generally afforded to RICs under the Internal Revenue Code.
Each of VanEck BDC Income ETF, VanEck CEF Muni Income ETF and VanEck Long/Flat Trend ETF (to the extent the Fund is holding shares of one or more exchange-traded funds rather than investing directly in the shares of the companies comprising the S&P 500 Index) is treated as a separate corporation for U.S. federal income tax purposes from the Underlying Funds. Each of VanEck BDC Income ETF, VanEck CEF Muni Income ETF and VanEck Long/Flat Trend ETF (to the extent the Fund is holding shares of one or more exchange-traded funds rather than investing directly in the shares of the companies comprising the S&P 500 Index), therefore, is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Distributions of short-term capital gains by an Underlying Fund will be recognized as ordinary income by the Fund and would not be offset by the Fund's capital loss carryforwards, if any. Capital loss carryforwards of an Underlying Fund, if any, would not offset net capital gains of the Fund. Losses in an Underlying Fund do not generally offset gains or distributions of another Underlying Fund. Redemptions of shares in an Underlying Fund could also result in a gain and/or income and also cause additional distributable gains to shareholders. The

Fund’s use of the fund-of-funds structure could therefore affect the amount, timing and character of distributions to shareholders. Losses from redemptions of shares in an Underlying Fund may be deferred as wash sales, perhaps, indefinitely.
Each Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to the sum of 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year, 98.2% of its capital gain net income for the twelve months ended October 31 of such year, and 100% of any undistributed amounts on which the Fund paid no corporate-level U.S. federal income tax from the prior years. Although each Fund generally intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax, the Fund may elect to retain a portion of its income and gains, and in such a case, the Fund may be subject to excise tax.

Tax Consequences of Commodity-Linked Investments (VanEck CMCI Commodity Strategy ETF, VanEck Commodity Strategy ETF and VanEck Real Assets ETF only)
The IRS issued a revenue ruling in December 2005 which concluded that income and gains from certain commodity-linked derivatives are not qualifying income under subchapter M of the Internal Revenue Code. As a result, the ability for each Fund to invest directly in commodity-linked futures contracts or swaps and in certain exchange-traded trusts that hold commodities as part of its investment strategy is limited by the requirement that it receive no more than ten percent (10%) of its gross income from such investments.
The IRS has issued private letter rulings to other taxpayers in which the IRS specifically concluded that income derived from a fund’s investment in a CFC also will constitute qualifying income to the fund, even if the CFC itself owns commodity-linked futures contracts or swaps. A private letter ruling cannot be used or cited as precedent and is binding on the IRS only for the taxpayer that receives it. Each Fund has not obtained a ruling from the IRS with respect to its investments or its structure. The IRS has currently suspended the issuance of private letter rulings relating to the tax treatment of income generated by investments in a subsidiary. The IRS has issued regulations that generally treat a fund’s income inclusion with respect to an investment in a non-U.S. company generating investment income as qualifying income if there is a current-year distribution out of the earnings and profits of the non-U.S. company that are attributable to such income inclusion, or if the fund’s income inclusion is derived with respect to the fund’s business of investing in stocks or securities. Each Fund intends to treat its income from its Cayman Subsidiary as qualifying income without any such ruling from the IRS. There can be no assurance that the IRS will not change its position with respect to some or all of these issues or if the IRS did so, that a court would not sustain the IRS’s position. Furthermore, the tax treatment of a Fund’s investments in its Cayman Subsidiary may be adversely affected by future legislation, court decisions, future IRS guidance or Treasury regulations. If the IRS were to change its position or otherwise determine that income derived from a Fund’s investment in its Cayman Subsidiary does not constitute qualifying income and if such positions were upheld, or if future legislation, court decisions, future IRS guidance or Treasury regulations were to adversely affect the tax treatment of such investments, the Fund might cease to qualify as a RIC and would be required to reduce its exposure to such investments which could result in difficulty in implementing its investment strategy. If a Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income would be subject to tax at the Fund level at the regular corporate tax rate (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, a Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.
A foreign corporation, such as a Fund’s Cayman Subsidiary, generally is not subject to U.S. federal income taxation on its business income unless it is engaged in, or deemed to be engaged in, a U.S. trade or business. It is expected that each subsidiary will conduct its activities so as to satisfy the requirements of a safe harbor set forth in the Internal Revenue Code, under which each subsidiary may engage in certain commodity-related investments without being treated as engaged in a U.S. trade or business. However, if a subsidiary’s activities were determined not to be of the type described in the safe harbor, its activities may be subject to U.S. federal income taxation.
A foreign corporation, such as a Fund’s Cayman Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to a U.S. withholding tax at a flat 30% rate (or lower treaty rate, if applicable) on certain U.S. source gross income. No tax treaty is in force between the United States and the Cayman Islands that would reduce the 30% rate of withholding tax. However, it is not expected that the Cayman Subsidiary of either Fund will derive income subject to U.S. withholding taxes.
Each Cayman Subsidiary will be treated as a CFC for U.S. federal income tax purposes. As a result, a Fund must include in gross income for such purposes all of its Cayman Subsidiary’s “subpart F” income when its Cayman Subsidiary recognizes that income, whether or not its Cayman Subsidiary distributes such income to the Fund. It is expected that all of each Fund’s Cayman Subsidiary’s income will be subpart F income. A Fund’s tax basis in its Cayman Subsidiary will be increased as a result of the Fund’s recognition of its Cayman Subsidiary’s subpart F income. Each Fund will not be taxed on distributions received from its Cayman Subsidiary to the extent of its Cayman Subsidiary’s previously-undistributed subpart F income although its tax basis in its Cayman Subsidiary will be decreased by such amount. All subpart F income will be taxed as ordinary income, regardless of the nature of the transactions that generate it. Subpart F income does not qualify for treatment as qualified dividend income. If a Fund’s Cayman Subsidiary recognizes a net loss, the net loss will not be available to offset income recognized by the Fund and such loss cannot be carried forward to offset taxable income of the Fund or its Cayman Subsidiary in future periods.
With respect to VanEck Real Assets ETF only, the Fund may also gain commodity exposure through investment in ETFs that are treated as “qualified publicly traded partnerships” or grantor trusts for U.S. federal income tax purposes. The Fund may also invest in certain MLPs that are treated as “qualified publicly traded partnerships.” Investments by the Fund in “qualified publicly traded partnerships” and grantor trusts that engage in commodity trading must be monitored and limited so as to enable the Fund to satisfy certain asset diversification and qualifying income tests for qualification as a RIC. Failure to satisfy either test would jeopardize the Fund’s status as a RIC. Loss of such status could materially adversely affect the Fund.
Tax Status of Underlying Funds (VanEck BDC Income ETF, VanEck CEF Muni Income ETF, VanEck Communication Services TruSector ETF, VanEck Consumer Discretionary TruSector ETF, VanEck Consumer Staples TruSector ETF, VanEck Energy TruSector ETF, VanEck Financials TruSector ETF, VanEck Healthcare TruSector ETF, VanEck Industrials TruSector ETF, VanEck Long/Flat Trend ETF, VanEck Materials TruSector ETF, VanEck Real Estate TruSector ETF, VanEck Technology TruSector ETF and VanEck Utilities TruSector ETF only)
Certain ETFs and other investment companies in which VanEck BDC Income ETF, VanEck CEF Muni Income ETF, VanEck Communication Services TruSector ETF, VanEck Consumer Discretionary TruSector ETF, VanEck Long/Flat Trend ETF, VanEck Technology TruSector ETF and VanEck Utilities TruSector ETF may invest seek to qualify as RICs for tax purposes (“Underlying RICs”). To qualify and remain eligible for the special tax treatment accorded to RICs, such funds must meet certain source-of-income, asset diversification and annual distribution requirements. If a fund in which VanEck BDC Income ETF, VanEck CEF Muni Income ETF, VanEck Communication Services TruSector ETF, VanEck Consumer Discretionary TruSector ETF, VanEck Consumer Staples TruSector ETF, VanEck Energy TruSector ETF, VanEck Financials TruSector ETF, VanEck Healthcare TruSector ETF, VanEck Industrials TruSector ETF, VanEck Long/Flat Trend ETF, VanEck Materials TruSector ETF, VanEck Real Estate TruSector ETF, VanEck Technology TruSector ETF or VanEck Utilities TruSector ETF, invests fails to qualify as a RIC, such fund would be liable for federal, and possibly state, corporate taxes on its taxable income and gains. Such failure by a fund would subject the Fund to certain asset diversification limitations with respect to investment in such fund, and could substantially reduce the net assets of the Fund and the amount of income available for distribution to the Fund, which would in turn decrease the total return of the Fund in respect of such investment. Distributions of short-term capital gains by an Underlying RIC will be recognized as ordinary income by the Fund and would not be offset by the Fund's capital loss carryforwards, if any. Capital loss carryforwards of an Underlying RIC, if any, would not offset net capital gains of the Fund. The Fund will not be able to offset gains distributed by one Underlying RIC in which it invests against losses in another Underlying RIC in which the Fund invests. Redemptions of shares in an Underlying RIC, including those resulting from changes in the allocation among Underlying RICs, could also cause additional distributable gains to shareholders of the Fund. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Fund. Further, a portion of losses on redemptions of shares in the Underlying RICs may be deferred indefinitely under the wash sale rules. As a result of these factors, the use of the fund of funds structure by the Fund could therefore affect the amount, timing and character of distributions to shareholders.
Tax Consequences of Investment in MLPs (VanEck Energy Income ETF only)
The VanEck Energy Income ETF invests in MLPs, which generally are treated as partnerships for U.S. federal income tax purposes. MLPs are publicly traded partnerships under the Internal Revenue Code. The Fund, as a RIC, must limit its total investment in certain types of MLPs to less than 25% of total assets, on a quarterly basis. The Internal Revenue Code generally requires publicly traded partnerships to be treated as corporations for U.S. federal income tax purposes. If, however, a publicly traded partnership satisfies certain requirements, it will be treated as a partnership for U.S. federal income tax purposes. Specifically, if a publicly traded partnership receives 90% or more of its income from qualifying sources, such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from certain mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, gain from the sale or disposition of a capital asset held for the production of such income, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities, then the publicly traded partnership will be treated as a partnership for U.S. federal income tax purposes. Mineral or natural resources activities include exploration, development, production, mining, processing, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizers, timber or industrial source carbon dioxide.

Any distribution by an MLP treated as a partnership to the VanEck Energy Income ETF in excess of the Fund’s allocable share of such MLP’s net taxable income will decrease the Fund’s tax basis in its MLP investment and will therefore increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of an equity security in the MLP by the Fund. A portion of any gain or loss recognized by the Fund on a disposition of an MLP equity security (or by an MLP on a disposition of an underlying asset) may be separately computed and treated as ordinary income or loss under the Internal Revenue Code to the extent attributable to assets of the MLP that give rise to depreciation recapture, intangible drilling and development cost recapture, or other “unrealized receivables” or “inventory items” under the Internal Revenue Code. Any such gain may exceed net taxable gain realized on the disposition and will be recognized even if there is a net taxable loss on the disposition. The Fund’s net capital losses may only be used to offset capital gains and therefore cannot be used to offset gains that are treated as ordinary income. Thus, the Fund could recognize both gain that is treated as ordinary income and a capital loss on a disposition of an MLP equity security (or on an MLP’s disposition of an underlying asset) and would not be able to use the capital loss to offset that gain. The Fund will recognize gain or loss on the sale, exchange or other taxable disposition of its portfolio assets, including equity securities of MLPs, equal to the difference between the amount realized by the Fund on the sale, exchange or other taxable disposition and the Fund’s adjusted tax basis in such assets. The amount realized by the Fund in any case generally will be the amount paid by the purchaser of the asset plus, in the case of MLP equity securities, the Fund’s allocable share, if any, of the MLP’s debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition. The Fund’s tax basis in its equity securities in an MLP treated as a partnership is generally equal to the amount the Fund paid for the equity securities, (x) increased by the Fund’s allocable share of the MLP’s net taxable income and certain MLP debt, if any, and (y) decreased by the Fund’s allocable share of the MLP’s net losses and any distributions received by the Fund from the MLP. Each MLP will be treated as a separate passive activity so that losses of one MLP may not be netted against profits from elsewhere in the portfolio. Any such losses will be suspended until the MLP is sold.
Any capital losses that the VanEck Energy Income ETF recognizes on a disposition of an equity security of an MLP can only be used to offset capital gains that the Fund recognizes. Any capital losses that the Fund is unable to use may be carried forward to reduce the Fund’s capital gains in later years.
Tax Treatment of FLEX Options (with respect to the VanEck U.S. Equity Buffer ETF – July only)
The Fund's investments in offsetting positions with respect to the Underlying ETF may be "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections or identifications that a Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.
The tax consequences of straddle transactions to the Fund are not entirely clear in all situations under currently available authority. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to U.S. shareholders in a non-liquidating distribution. Because application of the straddle rules (including elections or identifications made thereunder) may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, if the Fund makes a non-liquidating distribution of its short-term capital gain, the amount which must be distributed to U.S. shareholders or that is treated as long-term or short-term capital gain may be increased or decreased substantially as compared to the Fund that did not engage in such transactions.
The FLEX Options included in the portfolio are exchange-traded options. Under Section 1256 of the Internal Revenue Code, certain types of exchange-traded options are treated as if they were sold (i.e., "marked to market") at the end of each year. The Fund does not believe that the positions held by the Fund will be subject to Section 1256, which means that the positions will not be marked to market, but the positions may be subject to the straddle rules.
The Fund intends to treat any income that it may derive from FLEX Options as "qualifying income" under the provisions of the Internal Revenue Code applicable to regulated investment companies. In addition, based upon language in the legislative history, the Fund intends to treat the issuer of any FLEX Options as the referenced asset, which, assuming the referenced asset qualifies as a regulated investment company, would allow the Fund to qualify for special rules in the regulated investment company diversification requirements. If the income is not qualifying income or the referenced asset is not appropriately treated as the issuer of the FLEX Options, the Fund could lose its own status as a RIC.
The Fund may enter into option agreements with the same counterparty. Under general tax principles, the Fund would not accrue income on separate option agreements during the term of the agreements. However, if the agreements are treated as one agreement, the Fund might be required to accrue income and make annual distributions of income. If the Fund is required to accrue income, but does not distribute the income to shareholders, the Fund may fail to qualify as a regulated investment company. In addition, if the agreements are treated as one agreement, the Fund may fail either or both of the regulated investment company income and diversification tests.
The U.S. federal income tax rules applicable to derivatives like the FLEX Options are complex. Other applicable rules, like the wash sale and constructive sale rules, may affect the timing of gains and losses on the Fund's investments, such that the amount that must be distributed to a U.S. shareholder or that is treated as long-term or short-term capital gain may be increased or decreased substantially as compared to the Fund that did not engage in such transactions. If the Fund enters into one or more options referencing securities held by the Fund with the effect of eliminating substantially all of the Fund's risk of loss and opportunity for gain with respect to such securities when the Fund has an unrealized gain on such securities, the Fund may be treated as having made a constructive sale of the securities under Section 1259 of the Internal Revenue Code. In such case, the Fund would be required to recognize gain as if it had actually sold such securities on the date it enters into the options. Uncertainty regarding the application of the constructive sale rules may affect the Fund's operations.
Nature of Fund's Investments
Certain of a Fund's investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited) , (iv) cause a Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions.
Futures Contracts and Options
A Fund's transactions in futures contracts and options will be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character of gains and losses realized by a Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term) , may accelerate recognition of income to a Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) , and (b) may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirements for avoiding excise taxes.
Tax Considerations with respect to Investments and Dividends
As a result of U.S. federal income tax requirements, the Trust, on behalf of the Funds, has the right to reject an order for a creation of Shares if the creator (or group of creators) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a Fund and if, pursuant to Section 351 of the Internal Revenue Code, the Funds would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. See “Creation and Redemption of Creation Units—Acceptance of Creation Orders.”
Dividends, interest and gains received by a Fund from a non-U.S. investment may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of a Fund’s total assets at the end of its taxable year consist of foreign stock or securities or if at least 50% of the value of a Fund’s total assets at the close of each quarter of its taxable year is represented by interests in RICs, the Fund may elect to “pass through” to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor’s pro rata share of the Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income), subject to certain holding period and other limitations, the investor’s pro rata share of the Fund’s foreign income taxes. Even if VanEck ChiNext Innovators ETF is qualified to make that election and does so, however, this treatment will not apply with respect to amounts the Fund reserves in anticipation of the imposition of withholding taxes not currently in effect (if any). If these amounts are used to pay any tax liability of VanEck ChiNext Innovators ETF in a later year, they will be treated as paid by the stockholders in such later year, even if they are imposed with respect to income of an earlier year.
With respect to VanEck Africa Index ETF, VanEck Brazil Small-Cap ETF, VanEck China Semiconductor ETF, VanEck ChiNext Innovators ETF, VanEck Copper and Electrification Metals ETF, VanEck Digital India ETF, VanEck Digital Native Economy ETF, VanEck Gold Miners ETF, VanEck India Growth Leaders ETF, VanEck Indonesia Index ETF, VanEck Israel ETF, VanEck Junior Gold Miners ETF, VanEck Low Carbon Energy ETF, Morningstar Global Wide Moat ETF, VanEck Morningstar International Moat ETF, VanEck MSCI EAFE Analyst Sentiment ETF, VanEck MSCI EM Analyst Sentiment ETF, VanEck Natural Resources ETF, VanEck Oil Refiners ETF, VanEck Rare Earth and Strategic Metals ETF, VanEck Robotics ETF, VanEck Steel ETF, VanEck Uranium and Nuclear ETF, VanEck Video Gaming and

eSports ETF and VanEck Vietnam ETF, it is expected that more than 50% of each Fund’s assets will consist of foreign securities that are foreign-listed companies and/or foreign-domiciled companies, but that expectation is subject to change depending on where the Fund invests. It is expected that more than 50% of each of VanEck China Bond ETF’s, VanEck Emerging Markets High Yield Bond ETF’s, VanEck Green Bond ETF, VanEck International High Yield Bond ETF’s and VanEck J.P. Morgan EM Local Currency Bond ETF’s assets will consist of foreign securities that are sovereign debt, foreign-listed companies and/or foreign-domiciled companies. Additionally, it is expected that more than 50% of the assets of each of VanEck Communication Services TruSector ETF, VanEck Consumer Discretionary TruSector ETF, VanEck Consumer Staples TruSector ETF, VanEck Energy TruSector ETF, VanEck Financials TruSector ETF, VanEck Healthcare TruSector ETF, VanEck Industrials TruSector ETF, VanEck Materials TruSector ETF, VanEck Real Estate TruSector ETF, VanEck Technology TruSector ETF and VanEck Utilities TruSector ETF may be represented by interests in RICs.
Under Section 988 of the Internal Revenue Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not “regulated futures contracts,” and from unlisted options will be treated as ordinary income or loss under Section 988 of the Internal Revenue Code. Also, certain foreign exchange gains or losses derived with respect to foreign fixed income securities are also subject to Section 988 treatment. In general, therefore, Section 988 gains or losses will increase or decrease the amount of each Fund’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of each Fund’s net capital gain.
With respect to VanEck Real Assets ETF, if a portion of the Fund’s investment income may be received in foreign currencies, the Fund will be required to compute its income in U.S. dollars for distribution to shareholders. When the Fund has distributed income, subsequent foreign currency losses may result in the Fund having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.
Special tax rules may change the normal treatment of gains and losses recognized by a Fund if the Fund makes certain investments such as investments in structured notes, swaps, options, futures transactions, and non-U.S. corporations classified as passive foreign investment companies (“PFICs”). Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss and may accelerate when a Fund has to take these items into account for U.S. federal income tax purposes. A Fund’s transactions in derivatives are subject to special provisions of the Internal Revenue Code that, among other things, (1) could affect the character, amount and timing of distributions to shareholders of each Fund, (2) could require the Fund to “mark to market” certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above.
Each of VanEck China Semiconductor ETF’s and VanEck ChiNext Innovators ETF’s investments may invest in swaps and other derivative instruments that may generally be less tax-efficient than a direct investment in A-shares. Furthermore, VanEck China Semiconductor ETF and VanEck ChiNext Innovators ETF may be required to periodically adjust their positions in these swaps or derivatives to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in A-shares. The application of these special rules would therefore also affect the timing and character of distributions made by a Fund. See “U.S. Federal Tax Treatment of Certain Futures Contracts and Option Contracts” for certain U.S. federal income tax rules regarding futures contracts.
VanEck China Bond ETF’s investments may invest in swaps and other derivative instruments that may generally be less tax-efficient than a direct investment in RMB Bonds. Furthermore, VanEck China Bond ETF may be required to periodically adjust its positions in these swaps or derivatives to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in RMB Bonds.
VanEck BDC Income ETF’s investments may invest in swaps and other derivative instruments that may generally be less tax-efficient than a direct investment in BDCs. Furthermore, VanEck BDC Income ETF may be required to periodically adjust its positions in these swaps or derivatives to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in BDCs.
There may be uncertainty as to the appropriate treatment of certain of a Fund’s investments for U.S. federal income tax purposes. In particular, a Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for such Fund. U.S. federal income tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by a Fund, to the extent necessary, in order to seek to ensure that it distributes sufficient income to ensure that it does not become subject to U.S. federal income or excise tax.

Certain Funds may make investments, both directly and/or through swaps or other derivative positions, in PFICs. Investments in PFICs are subject to special tax rules which may result in adverse tax consequences to a Fund and its shareholders. To the extent a Fund invests in PFICs, it generally intends to elect to “mark to market” these investments at the end of each taxable year. By making this election, the Fund will recognize as ordinary income any increase in the value of such shares as of the close of the taxable year over their adjusted basis and as ordinary loss any decrease in such investment (but only to the extent of prior income from such investment under the mark to market rules). Gains realized with respect to a disposition of a PFIC that a Fund has elected to mark to market will be ordinary income. Alternatively, a Fund that invests in PFICs may elect to treat PFICs as “qualified electing funds” (or “QEFs”) under the Internal Revenue Code if sufficient documentation and information is available. By making this election, the Fund will be required to include in income each year its proportionate share of the ordinary earnings and net capital gain of a QEF, even if such income is not distributed by the QEF. By making the mark to market or QEF election, a Fund may recognize income in excess of the distributions that it receives from its investments. Accordingly, a Fund may need to borrow money or dispose of some of its investments in order to meet its distribution requirements. If a Fund does not make the mark to market or QEF election with respect to an investment in a PFIC, the Fund could become subject to U.S. federal income tax with respect to certain distributions from, and gain on the dispositions of, the PFIC which cannot be avoided by distributing such amounts to the Fund’s shareholders.
Certain Funds or some of the REITs in which a Fund may invest may be permitted to hold residual interests in real estate mortgage investment conduits (“REMICs”). Under Treasury regulations not yet issued, but that may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Internal Revenue Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. These regulations are expected to provide that excess inclusion income of a RIC, such as a Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by shareholders, with the same consequences as if shareholders held the related REMIC residual interest directly.
Under current law, certain Funds serve to block unrelated business taxable income (“UBTI”) from being realized by their tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if Shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Internal Revenue Code. Certain types of income received by a Fund from REITs, REMICs, taxable mortgage pools or other investments may cause the Fund to report some or all of its distributions as “excess inclusion income.”
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute UBTI to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a Non-U.S. Shareholder, will not qualify for any reduction in U.S. federal withholding tax.
If at any time during any taxable year a “disqualified organization” (as defined in the Internal Revenue Code) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest U.S. federal income tax rate imposed on corporations. It is not expected that a substantial portion of a Fund’s assets will be residual interests in REMICs. Additionally, the Funds do not intend to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.
Each Fund may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, a Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that a Fund makes such investments, it generally would be required to pay out such income or gain as a distribution in each year to avoid taxation at the Fund level.
Each Fund will report to shareholders annually the amounts of dividends received from ordinary income and the amount of distributions received from capital gains and the portion of dividends, if any, which may qualify for the dividends received deduction or constitute qualified dividend income. Certain ordinary dividends paid to non-corporate shareholders may constitute qualified dividend income eligible for taxation at a lower tax rate applicable to long-term capital gains provided holding period and other requirements are met at both the shareholder and Fund levels. In the event that Funds receive such a dividend and report the distribution of such dividend as a qualified dividend, the dividend may be taxed at maximum capital gains rates of 15% or 20%, provided holding period and other requirements are met at both the shareholder and each Fund level.

If the aggregate amount of qualified dividend income received by a Fund during any taxable year is less than 95% of the Fund’s gross income (as specifically defined for that purpose), qualified dividend treatment applies only if and to the extent reported by the Fund as qualified dividend income. A Fund may report such dividends as qualified dividend income only to the extent the Fund itself has qualified dividend income for the taxable year with respect to which such dividends are made. Qualified dividend income is generally dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with comprehensive tax treaties with the United States, or whose stock is readily tradable on an established securities market in the United States), provided the Fund has held the stock in such corporations for more than 60 days during the 121-day period beginning on the date which is 60 days before the date on which such stock becomes ex-dividend with respect to such dividend (or more than 90 days during the 181-day period beginning 90 days before the ex-dividend date for the stock in the case of certain preferred stock dividends) (the “holding period requirement”). In order to be eligible for the 20% maximum rate on dividends from the Fund attributable to qualified dividends, shareholders must separately satisfy the holding period requirement with respect to their Fund shares.
Distributions reported to shareholders as derived from a Fund’s dividend income, if any, that would be eligible for the dividends received deduction if a Fund were not a regulated investment company may be eligible for the dividends received deduction for corporate shareholders. The dividends received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under U.S. federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. The dividends received deduction also may be reduced as a result of a Fund’s hedging activities or a high portfolio turnover rate. The dividend may, if it is treated as an “extraordinary dividend” under the Internal Revenue Code, reduce a shareholder’s tax basis in its shares of a Fund.

VanEck AA-BB CLO ETF, VanEck CEF Muni Income ETF, VanEck CLO ETF, VanEck China Bond ETF, VanEck CMCI Commodity Strategy ETF, VanEck Commodity Strategy ETF, VanEck Emerging Markets High Yield Bond ETF, VanEck Fallen Angel High Yield Bond ETF, VanEck Green Bond ETF, VanEck High Yield Muni ETF, VanEck Intermediate Muni ETF, VanEck International High Yield Bond ETF, VanEck IG Floating Rate ETF, VanEck J.P. Morgan EM Local Currency Bond ETF, VanEck Long Muni ETF, VanEck Moody's Analytics BBB Corporate Bond ETF, VanEck Moody's Analytics IG Corporate Bond ETF, VanEck Russia ETF, VanEck Russia Small-Cap ETF, VanEck Short High Yield Muni ETF and VanEck Short Muni ETF do not expect that any of their distributions will be qualified dividends eligible for lower tax rates or for the corporate dividends received deduction. In the event that VanEck BDC Income ETF, VanEck Energy Income ETF, VanEck Mortgage REIT Income ETF and VanEck Preferred Securities ex Financials ETF receive such a dividend and report the distribution of such dividend as a qualified dividend, the dividend may be taxed at maximum capital gains rates of 15% or 20%, provided holding period and other requirements are met at both the shareholder and the Fund level. It is not expected that any significant portion of the VanEck BDC Income ETF’s, VanEck Brazil Small-Cap ETF’s or VanEck Mortgage REIT Income ETF’s distributions will be eligible for qualified dividend treatment.
Section 199A of the Internal Revenue Code allows a deduction of up to 20% on taxable ordinary dividends from REITs and certain other types of business income for non-corporate taxpayers. Treasury regulations enable a RIC to flow-through to its shareholders such taxable ordinary dividends from REITs if received by the RIC. VanEck Mortgage REIT Income ETF and VanEck Preferred Securities ex Financials ETF expect that some portion of their distributions may be taxable ordinary dividends from REITs. Treasury regulations currently do not provide a mechanism for a RIC to flow-through to its shareholders qualified business income from MLPs that would allow the shareholders such 20% deduction.
Certain distributions reported by a Fund as Section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Internal Revenue Code Section 163(j). Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that a Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.
Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax-free return of your investment to the extent of your basis in the Shares and generally as capital gain thereafter. A return of capital, which for tax purposes is treated as a return of your investment, reduces your basis in Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of Shares. A distribution will reduce a Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital. Except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, or you are a tax-exempt investor, if you buy Shares of the Fund before a taxable distribution is paid, you will be subject to tax on the entire amount of the distribution you receive even though the distribution may actually be a return of a portion of your investment.

This is known as “buying a dividend.” Distributions may be taxable to you even if they are paid from income or gain earned by the Fund before your investment (and thus were included in the price you paid for your Shares). Please consult your own tax advisor.
Distributions from capital gains generally are made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. If a Fund incurs or has incurred capital losses in excess of capital gains (“net capital losses”), those losses will be carried forward to one or more subsequent taxable years; any such carryforward losses will retain their character as short-term or long-term. In the event that the Fund were to experience an ownership change as defined under the Internal Revenue Code, the capital loss carryforwards and other favorable tax attributes of the Fund, if any, may be subject to limitation.
In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend, its taxable income and its earnings and profits, a Fund generally may also elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.
In general, a sale of Shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the Shares were held. A redemption of a shareholder’s Fund Shares is normally treated as a sale for tax purposes. Fund Shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses, and those held for more than one year will generally result in long-term capital gains or losses. The maximum tax rate on long-term capital gains available to a non-corporate shareholder generally is 15% or 20%, depending on whether the shareholder’s income exceeds certain threshold amounts (but the 25% capital gain tax rate will remain applicable to 25% rate gain distributions received by VanEck Mortgage REIT Income ETF).
If at the end of each quarter of the taxable year of a RIC, 50% or more of the assets, by value, of the RIC are either (i) state, municipal and other bonds that pay interest that is exempt from U.S. federal income tax, or (ii) interests in other RICs, the RIC may report a portion of its dividends as exempt-interest dividends. As VanEck CEF Muni Income ETF invests in underlying funds, in order to report exempt-interest dividends, at the end of each quarter of its taxable year, 50% of more of its assets would need to be represented by interests in other RICs. The Municipal Funds and VanEck CEF Muni Income ETF expect to be eligible to make such reports with respect to a substantial amount of the income each receives. The portion of the dividends that are reported as being exempt-interest dividends generally will be exempt from U.S. federal income tax and may be exempt from state and local taxation. Depending on a shareholder’s state of residence, exempt-interest dividends paid by the Funds from interest earned on municipal securities of that state, or its political subdivision, may be exempt in the hands of such shareholder from income tax in that state and its localities. However, income from municipal securities of states other than the shareholder’s state of residence generally will not qualify for this treatment.
Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Funds or VanEck CEF Muni Income ETF will not be deductible for U.S. federal income tax purposes. In addition, the IRS may require a shareholder in a Fund that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. In addition, the receipt of dividends and distributions from the Funds may affect a foreign corporate shareholder’s federal “branch profits” tax liability and the federal “excess net passive income” tax liability of a shareholder of a subchapter S corporation. Shareholders should consult their own tax advisers as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Internal Revenue Code or (ii) subject to the federal “branch profits” tax, or the deferral “excess net passive income” tax.
Shares of the Municipal Funds and VanEck CEF Muni Income ETF generally would not be suitable for tax-exempt institutions or tax-deferred retirement plans (e.g., plans qualified under Section 401 of the Internal Revenue Code, and individual retirement accounts). Such retirement plans would not gain any benefit from the tax-exempt nature of a Municipal Fund’s, or VanEck CEF Muni Income ETF’s dividend because such dividend would be ultimately taxable to beneficiaries when distributed to them.
Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Funds to include the market discount in income as it accrues, gain on the Funds’ disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

The Tax Cuts and Jobs Act (the “Act”), enacted in 2017, contained certain provisions that may affect the Municipal Funds. Under prior law, the tax exemption for interest from state and local bonds generally applied to refunded bonds with certain limitations on advance refunding bonds. Advance refunding bonds are bonds that are issued more than 90 days before the redemption of the refunded bond. Under the Act, interest income from advance refunding bonds will now be considered to be taxable interest income for any advance refundings that occur after December 31, 2017. This provision may affect the supply of municipal bonds available for purchase in the market.
Gain or loss on the sale or redemption of Fund Shares is measured by the difference between the amount of cash received (or the fair market value of any property received) and the adjusted tax basis of the Shares. Shareholders should keep records of investments made (including Shares acquired through reinvestment of dividends and distributions) so they can compute their tax basis in their Fund Shares. Reporting to the IRS and to taxpayers is required with respect to adjusted cost basis information for covered securities, which generally include shares of a RIC. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.
A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other Fund Shares or substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders.
Distribution of ordinary income and capital gains may also be subject to foreign, state and local taxes.
Certain Funds may invest a portion of their assets in certain “private activity bonds.” As a result, a portion of the exempt-interest dividends paid by such Funds will be an item of tax preference to non-corporate shareholders subject to the alternative minimum tax. However, the alternative minimum tax consequences discussed in this paragraph do not apply with respect to interest paid on bonds issued after December 31, 2008 and before January 1, 2011 (including refunding bonds issued during that period to refund bonds originally issued after December 31, 2003 and before January 1, 2009).
Distributions reinvested in additional Fund Shares through the means of a dividend reinvestment service (see “Dividend Reinvestment Service”) will nevertheless be taxable dividends to Beneficial Owners acquiring such additional Shares to the same extent as if such dividends had been received in cash.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units (“backup withholding”). The backup withholding rate for individuals is currently 24%. Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with a Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a credit against shareholders’ U.S. federal income tax liabilities, and may entitle them to a refund, provided that the required information is timely furnished to the IRS.

Non-U.S. Shareholders
If you are not a citizen or resident alien of the United States or if you are a non-U.S. entity, a Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business.
A Non-U.S. Shareholder who wishes to claim the benefits of an applicable income tax treaty for dividends will be required (a) to complete Form W-8BEN or Form W-8BEN-E (or other applicable form) and certify under penalty of perjury that such holder is not a United States person as defined under the Internal Revenue Code and is eligible for treaty benefits or (b) if Shares are held through certain foreign intermediaries, to satisfy the relevant certification requirements of applicable United States Treasury regulations. A Non-U.S. Shareholder eligible for a reduced rate of United States withholding tax pursuant to an income tax treaty may obtain a refund of any excess amounts withheld by filing an appropriate claim for refund with the IRS.

If the amount of a distribution to a Non-U.S. Shareholder exceeds the Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the Non-U.S. Shareholder’s tax basis in the Shares, and then as capital gain. Capital gain recognized by a Non-U.S. Shareholder as a consequence of a distribution by the Fund in excess of its current and accumulated earnings and profits will generally not be subject to United States federal income tax, except as described below.
Any capital gain realized by a Non-U.S. Shareholder upon a sale of shares of a Fund will generally not be subject to U.S. federal income or withholding tax unless (i) the gain is effectively connected with the shareholder’s trade or business in the United States, or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met or (ii) a Fund is or has been a U.S. real property holding corporation, as defined below, at any time within the five-year period preceding the date of disposition of the Fund’s Shares or, if shorter, within the period during which the Non-U.S. Shareholder has held the Shares. Generally, a corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests, as defined in the Internal Revenue Code and applicable regulations issued thereunder, equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. A Fund may be, or may prior to a Non-U.S. Shareholder’s disposition of Shares become, a U.S. real property holding corporation. If a Fund is or becomes a U.S. real property holding corporation, so long as the Fund’s Shares are regularly traded on an established securities market, a Non-U.S. Shareholder who holds or held (at any time during the shorter of the five-year period preceding the date of disposition or the holder’s holding period) more than 5% (directly or indirectly as determined under applicable attribution rules of the Internal Revenue Code) of the Fund’s Shares will be subject to U.S. federal income tax on the disposition of Shares. Any Non-U.S. Shareholder who is described in one of the foregoing cases is urged to consult his, her or its own tax advisor regarding the U.S. federal income tax consequences of the redemption, sale, exchange or other disposition of Shares of a Fund.
Properly reported dividends received by a nonresident alien or foreign entity are generally exempt from U.S. federal withholding tax when they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, reduced by expenses that are allocable to such income), or (ii) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on the circumstances, the Fund may report all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g., interest from non-U.S. sources, subpart F income with respect to VanEck CMCI Commodity Strategy ETF, VanEck Commodity Strategy ETF and VanEck Real Assets ETF’s investment in the Cayman Subsidiaries and any foreign currency gains) would be ineligible for this potential exemption from withholding. With respect to VanEck CMCI Commodity Strategy ETF, VanEck Commodity Strategy ETF and VanEck Real Assets ETF, a financial intermediary may in fact withhold even if the Funds do so report.
As part of the Foreign Account Tax Compliance Act (“FATCA”), the Funds may be required to withhold 30% on certain types of U.S.-sourced income (e.g., dividends, interest, and other types of passive income), paid to (i) foreign financial institutions (“FFIs”), including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain nonfinancial foreign entities (“NFFEs”), unless they certify certain information regarding their direct and indirect U.S. owners. To avoid possible withholding, FFIs will need to enter into agreements with the IRS which state that they will provide the IRS information, including the names, account numbers and balances, addresses and taxpayer identification numbers of U.S. account holders and comply with due diligence procedures with respect to the identification of direct and indirect U.S. accounts as well as agree to withhold tax on certain types of withholdable payments made to non-compliant FFIs or to applicable foreign account holders who fail to provide the required information to the IRS, or similar account information and required documentation to a local revenue authority, should an applicable intergovernmental agreement be implemented. NFFEs will need to provide certain information regarding each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to the IRS.
The Funds may be subject to the FATCA withholding obligation, and also will be required to perform extensive due diligence reviews to classify foreign entity investors for FATCA purposes. Investors are required to agree to provide information necessary to allow the Funds to comply with the FATCA rules. If the Funds are required to withhold amounts from payments pursuant to FATCA, investors will receive distributions that are reduced by such withholding amounts.
Non-U.S. Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in a Fund, including the possible applicability of the U.S. estate tax.
The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares of the Trust should consult their own tax advisers as to the tax consequences of investing in such Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above and could adversely affect the Funds, and such changes often occur.
Reportable Transactions
Under promulgated Treasury regulations, if a shareholder recognizes a loss on a disposition of a Fund’s Shares of $2 million or more in any one taxable year (or $4 million in any combination of taxable years) for an individual shareholder or $10 million or more in any taxable year (or $20 million in any combination of taxable years) for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct owners of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC that engaged in a reportable transaction are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. In addition, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Mauritius and India Tax Matters
(VanEck Digital India ETF and VanEck India Growth Leaders ETF only)
Please note that the tax implications in this section are based on the current provisions of the tax laws, and the regulations thereunder, and the judicial and administrative interpretations thereof, which are subject to change or modification by subsequent legislative, regulatory, administrative or judicial decisions. Any such changes could have adverse tax consequences for the VanEck Digital India ETF and VanEck India Growth Leaders ETF and its wholly-owned subsidiary located in the Republic of Mauritius (the “Mauritius Subsidiary”), as the case may be, and thus reduce the return to Fund shareholders.
Each Fund and the Mauritius Subsidiary may be subject to Indian income tax on income earned from or with respect to Indian securities, and securities transaction tax in respect of dealings in Indian securities purchased or sold on the Indian stock exchanges. If Indian General Anti-Avoidance Rules are held to be applicable to any transaction pertaining to the either Fund or the Mauritius Subsidiary, it could have an adverse impact on their taxation in India.
Indian capital gains tax can be imposed on income arising from the transfer of shares in a company established outside India which derives, directly or indirectly, its value substantially from the assets located in India. Being a Category I FPI, the VanEck Digital India ETF and Mauritius Subsidiary are currently exempt from the application of these rules. In case of loss of the VanEck Digital India ETF's and Mauritius Subsidiary's registration as Category I FPIs or changes in Indian rules, the Mauritius Subsidiary, VanEck Digital India ETF, VanEck India Growth Leaders ETF and the investors could be subject to the indirect transfer tax provisions in the future.
An investor in VanEck Digital India ETF and VanEck India Growth Leaders ETF will not be subject to taxation in India unless such investor is a resident of India or, if a non-resident, has an Indian source income or income received (whether accrued or otherwise) in India or triggers the indirect transfer provisions (discussed above).
(VanEck India Growth Leaders ETF only)

Mauritius. The Mauritius Subsidiary is regulated by the Financial Services Commission in Mauritius (“FSC”), which has issued a Global Business License to the Mauritius Subsidiary to conduct the business of “investment holding”. The Mauritius Subsidiary has applied for a tax residence certificate (“TRC”) from the Mauritius Revenue Authority (the “MRA”) through the FSC to benefit from the network of tax treaties in Mauritius. The TRC is issued by the MRA subject to the Mauritius Subsidiary meeting certain tests and conditions and is renewable on an annual basis.
The Mauritius Subsidiary generally will be taxable in Mauritius on income derived from its investments in the portfolio companies at the rate of 15%. Effective January 1, 2019, a partial exemption regime has been introduced in Mauritius, under which a corporation holding a Global Business License will be granted an exemption of 80% on certain specified income, subject to meeting certain additional substance requirements.
The Mauritius Subsidiary intends to comply with the substance and other requirements prescribed under applicable Mauritius law, however it is possible that the Mauritius Subsidiary may not continue to satisfy these requirements of Mauritius in the future, which may have adverse Mauritius tax consequences.
Mauritius and United States have entered into a Model 1 Inter-Governmental Agreement to improve international tax compliance and to implement FATCA. On June 23, 2015, Mauritius also signed the Convention on Mutual Administrative Assistance in Tax Matters to enable the implementation of the common reporting standard (“CRS”). As a result of FATCA, CRS or any other legislation under which disclosure may be necessary or desirable which may apply to the

Mauritius Subsidiary, investors may be required to provide the Board of Directors of the Mauritius Subsidiary (the “Mauritius Subsidiary Board”) with all information and documents as the Mauritius Subsidiary Board may require. The Mauritius Subsidiary may disclose such information regarding the investors as may be required by the Government of Mauritius pursuant to FATCA, CRS or applicable laws or regulations in connection therewith (including, without limitation, the disclosure of certain non-public personal information regarding the investors to the extent required).
India-Mauritius Tax Treaty. The taxation of the Mauritius Subsidiary in India is governed by the provisions of the ITA 1961, read with India-Mauritius tax treaty.
In order to claim the beneficial provisions of the India-Mauritius tax treaty, the Mauritius Subsidiary must be a tax resident of Mauritius and should obtain a TRC pertaining to the relevant period from the FSC. The Mauritius Subsidiary has to provide to the Indian tax authorities such other documents and information, as are or may be prescribed.
Following the changes to the India-Mauritius tax treaty in 2016, capital gains of the Mauritius Subsidiary from sale of shares of an Indian company are taxable in India with the exception of gains on sale of shares of an Indian company acquired by a Mauritius tax resident before April 1, 2017 (“Grandfathered Investments”) which continue to be exempt from Indian capital gains tax irrespective of the date on which such shares are sold. If the Mauritius Subsidiary qualifies as a Mauritius resident entity under Mauritius income tax laws, has a valid TRC and is eligible for benefits under the India-Mauritius tax treaty, the Mauritius Subsidiary will not be subject to Indian tax on capital gains derived from Grandfathered Investments.
In the event that the benefits of the Treaty are not available to the Subsidiary, or the Subsidiary is held to have a permanent establishment in India, its income from India will be taxed in accordance with Indian tax rules.

PRC Taxation
(VanEck China Semiconductor ETF, VanEck ChiNext Innovators ETF, VanEck Copper and Electrification Metals ETF and VanEck Rare Earth and Strategic Metals ETF only)
The Funds’ investments in A-shares will be subject to a number of PRC tax rules and the application of many of those rules is at present uncertain. PRC taxes that may apply to the Funds’ investments include withholding taxes on dividends earned by a Fund, withholding taxes on capital gains, value-added tax (previously, business tax) and stamp tax.
Non-PRC tax resident enterprises (without permanent establishment in the PRC), such as the Funds, are generally subject to a withholding income tax of 10% on any PRC-sourced income (including dividends, distributions and capital gains) they derive from their investment in PRC securities unless exempt or reduced under PRC law or a relevant tax treaty. The application of such treaties to a foreign investor is uncertain and would depend on the approval of PRC tax authorities.
With respect to Stock Connect, foreign investors (including the Funds) investing through Stock Connect would be temporarily exempt from the corporate income tax and value-added tax on the gains on disposal of such A-shares until further notice. Dividends would be subject to corporate income tax on a withholding basis at 10%, unless reduced under a double tax treaty with PRC upon application to and obtaining approval from the competent tax authority.
The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future. Any revision or amendment in tax laws and regulations may adversely affect the Fund.
Each Fund, prior to December 22, 2014, reserved 10% of its realized and unrealized gains from its A-share investments to apply towards withholding tax liability with respect to realized and unrealized gains from the Fund’s investments in A-shares of “land-rich” enterprises, which are companies that have greater than 50% of their assets in land or real properties in the PRC. Each Fund could be subject to tax liability for any tax payments for which reserves have not been made or that were not previously withheld. The impact of any such tax liability on the Funds’ return could be substantial.
The Funds may also potentially be subject to PRC value-added tax at the rate of 6% on capital gains derived from trading of A-shares.
(VanEck China Bond ETF and VanEck J.P. Morgan EM Local Currency Bond ETF only)
There are still some uncertainties in the PRC tax rules governing taxation of income and gains from investments in the PRC due to the lack of formal guidance from the PRC’s tax authorities that could result in unexpected tax liabilities for VanEck China Bond ETF and VanEck J.P. Morgan EM Local Currency Bond ETF. Non-PRC tax resident enterprises (without permanent establishment in the PRC), such as the Funds, are generally subject to a withholding income tax of 10% on any PRC-sourced income (including dividends, distributions and capital gains). On November 7, 2018, the PRC Ministry of Finance (MOF) and PRC State Administration of Taxation (SAT) jointly issued Caishui [2018] 108 (Circular 108) which provided a temporary three-year tax exemption from withholding income tax and value added tax with respect to bond interest derived by foreign institutional investors (FIIs) derived in the domestic bond market (via CIBM and Hong Kong Bond Connect) from November 7,

2018 to November 6, 2021. On January 15, 2026, STA [2026] No.5, extended the Corporate Income Tax and VAT exemption treatment for the foreign institutions' bond interest income derived from their investment into the domestic bond market of Mainland China from January 1, 2026 to December 31, 2027.
Under the PRC Corporate Income Tax regime, PRC also imposes withholding tax at a rate of 10% (subject to treaty relief) on PRC-sourced capital gains derived by nonresident enterprises, provided that the nonresident enterprises (i) do not have places of business, establishments or permanent establishments in the PRC; and (ii) are not PRC tax resident enterprises. VanEck China Bond ETF and VanEck J.P. Morgan EM Local Currency Bond ETF currently consider capital gains derived from bonds issued by PRC entities to be non PRC-sourced income, and thus nonresident enterprises should not be subject to withholding tax on such gains. Gains derived by nonresidents from the trading of bonds issued by PRC entities should be exempt from value-added tax.
PRC rules for taxation of nonresidents trading bonds via Bond Connect are evolving, and the PRC tax regulations to be issued by the PRC State Administration of Taxation and/or PRC MOF to clarify the subject matter may apply retrospectively, even if such rules are adverse to the nonresident investors. If the PRC tax authorities were to issue differing formal guidance or tax rules regarding the taxation of interest and capital gains derived by nonresident investors from PRC bonds, and/or begin collecting withholding tax on gains from such investments, VanEck China Bond ETF and VanEck J.P. Morgan EM Local Currency Bond ETF could be subject to additional tax liabilities. The impact of any such tax liability, as well as the potential late payment interest and penalties associated with the underpaid PRC taxes, on a Fund’s return could be substantial.

Other Issues
(VanEck Energy Income ETF only)
The Fund may be subject to tax or taxes in certain states where MLPs do business. Furthermore, in those states which have income tax laws, the tax treatment of the Fund and its Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment.
CAPITAL STOCK AND SHAREHOLDER REPORTS
The Trust currently is comprised of 82 investment portfolios which are currently being offered. The Trust issues Shares of beneficial interest with no par value. The Board may designate additional funds of the Trust.
Each Share issued by the Trust has a pro rata interest in the assets of the corresponding Fund. Shares have no pre-emptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation. A Fund may liquidate and terminate at any time and for any reason, including as a result of the termination of the license agreement between the Fund’s Adviser and the Fund’s Index Provider, without shareholder approval.
Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder and each fractional Share has a proportional fractional vote. Shares of all funds vote together as a single class except that if the matter being voted on affects only a particular fund it will be voted on only by that fund, and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust have noncumulative voting rights for the election of Trustees. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.
Under Delaware law, the shareholders of a Fund are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a Fund will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting statutory trust shareholder liability may exist in other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust’s shareholders to liability for the debts or obligations of the Trust. The Trust’s Amended and Restated Declaration of Trust (the “Declaration of Trust”) provides for indemnification by the relevant Fund for all loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that a Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon.
The Trust will issue through DTC Participants to its shareholders semi-annual reports, annual reports and such other information as may be required by applicable laws, rules and regulations. Beneficial Owners also receive annually notification as to the Trust’s distributions.

Shareholder inquiries may be made by writing to the Trust, c/o Van Eck Associates Corporation, 666 Third Avenue, 9th Floor, New York, New York 10017.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Dechert LLP, 1095 Avenue of the Americas, New York, New York 10036, is counsel to the Trust and has passed upon the validity of each Fund’s Shares.
Another independent public accounting firm was the Trust's independent registered public accounting firm for the fiscal years ended September 30, 2021, December 31, 2021 and April 30, 2022. PricewaterhouseCoopers LLP, has been appointed as the Trust's independent registered public accounting firm for the fiscal years subsequent to April 30, 2022 and audits the Funds' financial statements and perform other related audit services.

FINANCIAL STATEMENTS
Pursuant to an agreement and plan of reorganization between the Trust, on behalf of the VanEck Energy Income ETF, and Exchange Traded Concepts Trust, on behalf of Yorkville High Income MLP ETF (the “Predecessor Fund”), on February 22, 2016 the VanEck Energy Income ETF acquired all of the assets and liabilities of the Predecessor Fund in exchange for shares of beneficial interest of the VanEck Energy Income ETF (the “Reorganization”). As a result of the Reorganization, the VanEck Energy Income ETF adopted the financial and performance history of the Predecessor Fund.
    The audited financial statements, including the financial highlights, the report of PricewaterhouseCoopers LLP, each Fund’s independent registered public accountant, appearing in the Trust’s most recent filing on Form N-CSR with the SEC for each Fund’s corresponding fiscal year end, are incorporated by reference in and made part of this SAI. No other portions of any of the Trust’s Annual Reports, Semi-Annual Reports or filing on Form N-CSR are incorporated by reference or made part of this SAI. You may request a copy of the Trust’s Annual Reports and Semi-Annual Reports for the Funds at no charge by calling 800.826.2333 during normal business hours.
For each Fund with a fiscal year end of December 31, 2025, the Trust's most recent Annual Reports to shareholders and filing on Form N-CSR are accessible HERE.
For each Fund with a fiscal year end of April 30, 2026, the Trust's most recent Annual Reports to shareholders and filing on Form N-CSR are accessible HERE.
For each Fund with a fiscal year end of September 30, 2025, the Trust's most recent Annual Reports to shareholders and filing on Form N-CSR are accessible HERE.

LICENSE AGREEMENTS AND DISCLAIMERS1

1 Unless otherwise defined in the relevant disclosure, defined terms shall have the meaning as set forth in each Fund’s prospectus.
Source ICE Data, is used with permission. “ICE” is a registered trademark of ICE Data or its affiliates. “NYSE” and “NYSE Arca” are registered trademarks of NYSE Group, Inc., and are used by ICE Data with permission and under a license. “BofA”® is a registered trademark of Bank of America Corporation licensed by Bank of America Corporation and its affiliates ("BofA") and may not be used without BofA's prior written approval.
These trademarks have been licensed, along with the Fallen Angel Index, the Emerging Markets High Yield Index, the Preferred Securities Index, the High Yield Index, the Intermediate Index, the Long Index, the Short High Yield Index, the Short Index and the International High Yield Index (the “ICE Indices”) for use by the Adviser in connection with the relevant funds (the “VE Products”). Neither the Adviser, the Trust nor the VE Products, as applicable, are sponsored, endorsed, sold or promoted by ICE Data, its affiliates or its and their third party suppliers (“ICE Data and its Suppliers”). ICE Data and its Suppliers make no representations or warranties regarding the advisability of investing in securities generally, in the VE Products particularly, the Trust or the ability of the ICE Indices to track general market performance. Past performance of an Index is not an indicator of or a guarantee of future results.
ICE Data’s only relationship to the Adviser is the licensing of certain trademarks and trade names and the ICE Indices or components thereof. The ICE Indices are determined, composed and calculated by ICE Data without regard to the Adviser or the VE Products or their holders. ICE Data has no obligation to take the needs of the Adviser or the holders of the VE Products into consideration in determining, composing or calculating the ICE Indices. ICE Data is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the VE Products to be issued or in the determination or calculation of the equation by which the VE Products are to be priced, sold, purchased, or redeemed. Except for certain custom index calculation services, all information provided by ICE Data is general in nature and not tailored to the needs of the Adviser or any other person, entity or group of persons. ICE Data has no obligation or liability in connection with the administration, marketing, or trading of the VE Products. ICE Data is not an investment advisor. Inclusion of a security within an Index is not a recommendation by ICE Data to buy, sell, or hold such security, nor is it considered to be investment advice.

ICE DATA AND ITS SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE ICE INDICES, INDEX DATA AND ANY INFORMATION INCLUDED IN, RELATED TO, OR DERIVED THEREFROM (“INDEX DATA”). ICE DATA AND ITS SUPPLIERS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE ICE INDICES AND THE INDEX DATA, WHICH ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK.

In addition, and although ICE Data shall obtain information for inclusion in or for use in the calculation of each of the Indices from sources which it considers reliable, ICE Data and its Suppliers do not guarantee the accuracy and/or the completeness of the component data of each of the Indices obtained from independent sources. Without limiting any of the foregoing, in no event shall ICE Data and its Suppliers have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of an Index’s possibility of such damages.

Morningstar Disclaimer
The Adviser has entered into a licensing agreement with Morningstar, Inc. (“Morningstar”) pursuant to which the Adviser has the right to use the Morningstar® Global Markets ex-US Wide Moat Focus Index℠, the Morningstar® Global Wide Moat Focus Index℠, the Morningstar® Wide Moat Focus Index℠, the Morningstar® US Broad Value Wide Moat Focus Index℠, the Morningstar® US Dividend Valuation Index℠ and the Morningstar® US Small-Mid Cap Moat Focus Index℠ (collectively the “Morningstar Indices”) as the underlying indices for the VanEck Durable High Dividend ETF, VanEck Morningstar Global Wide Moat ETF, VanEck Morningstar International Moat ETF, VanEck Morningstar SMID Moat ETF, VanEck Morningstar Wide Moat ETF and VanEck Morningstar Wide Moat Value ETF (each a “VanEck Index ETF,” and collectively, the “VanEck Index ETFs”).
The VanEck Index ETFs are not sponsored, endorsed, sold or promoted by Morningstar. Morningstar makes no representation or warranty, express or implied, to the shareholders of the VanEck Index ETFs or any member of the public regarding the advisability of investing in securities generally or in the VanEck Index ETFs in particular or the ability of the Morningstar Indices to track general stock market performance. Morningstar’s only relationship to the Adviser is the licensing of certain service marks and service names of Morningstar and of the Morningstar Indices, which are determined, composed and calculated by Morningstar without regard to the Adviser or the VanEck Index ETFs. Morningstar has no obligation to take the needs of the Adviser or the shareholders of the VanEck Index ETFs into consideration in determining, composing or calculating the Morningstar Indices. Morningstar is not responsible for and has not participated in the determination of the prices and amount of the VanEck Index ETFs or the timing of the issuance or sale of the VanEck Index ETFs or in the determination or calculation of the equation by which the VanEck Index ETFs are converted into cash. Morningstar has no obligation or liability in connection with the administration, marketing or trading of the VanEck Index ETFs.

MORNINGSTAR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR INDICES OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. MORNINGSTAR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, SHAREHOLDERS OF THE VANECK INDEX ETFS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MORNINGSTAR INDICES OR ANY DATA INCLUDED THEREIN. MORNINGSTAR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MORNINGSTAR INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORNINGSTAR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

VanEck CEF Muni Income ETF is not sponsored, endorsed, sold or promoted by VettaFi. VettaFi makes no representation or warranty, express or implied, to the owners of VanEck CEF Muni Income ETF, or any member of the public regarding the advisability of investing in securities generally or in VanEck CEF Muni Income ETF particularly or the ability of the S-Network Municipal Bond Closed-End Fund Index (the “CEFMX Index”) to track the performance of the federally tax-exempt annual yield sector of the closed-end fund market. VettaFi’s only relationship to the Adviser is the licensing of certain service marks and trade names of S-Network and of the CEFMX Index that is determined, composed and calculated by VettaFi without regard to the Adviser or VanEck CEF Muni Income ETF. VettaFi has no obligation to take the needs of the Adviser or the owners of VanEck CEF Muni Income ETF, into consideration in determining, composing or calculating the CEFMX Index. VettaFi is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of VanEck CEF Muni Income ETF to be issued or in the determination or calculation of the equation by which VanEck CEF Muni Income ETF is to be converted into cash. VettaFi has no obligation or liability in connection with the administration, marketing or trading of VanEck CEF Muni Income ETF.

VETTAFI DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE CEFMX INDEX OR ANY DATA INCLUDED THEREIN AND THE INDEX PROVIDER SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. VETTAFI MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF VANECK CEF MUNI INCOME ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE CEFMX INDEX OR ANY DATA INCLUDED THEREIN. S-NETWORK MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE CEFMX INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CEFMX INDEX PROVIDER HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
The Adviser has entered into a licensing agreement with MarketVector Indexes GmbH (“MarketVector”) to use each of the Africa Index, Agribusiness Index, Alternative Asset Managers Index, BBB Index, BDC Index, Biotech Index, Brazil Small-Cap Index, Chain Index, Digital Index, Digital India Index, Digital Transformation Index, Electrification Metals Index, Energy Income Index, Environmental Services Index, eSports Index, Fabless Index, Floating Rate Index, Gold Miners Index, Indonesia Index, Israel Index, Junior Gold Miners Index, Low Carbon Energy Index, Mortgage REITs Index, Natural Resources Index, Nuclear Energy Index, Office and Commercial REITs Index, Oil Refiners Index, Oil Services Index, Pharmaceutical Index, Rare Earth/Strategic Metals Index, Retail Index, Robotics Index, Semiconductor Index, Semiconductor 25 Index, Space Index, Steel Index, US IG Index, and Vietnam Index, (the “MarketVector Indexes”). Each of the funds that seeks to track a MarketVector Index (each an “Index ETF,” and collectively, the “Index ETFs”) is entitled to use its Index pursuant to a sub-licensing arrangement with the Adviser.
Shares of the Index ETFs are not sponsored, endorsed, sold or promoted by MarketVector. MarketVector makes no representation or warranty, express or implied, to the owners of the Shares of the Index ETFs or any member of the public regarding the advisability of investing in securities generally or in the Shares of the Index ETFs particularly or the ability of the MarketVector Indexes to track the performance of its respective securities markets. Each of the MarketVector Indexes is determined and composed by MarketVector without regard to the Adviser or the Shares of the Index ETFs. MarketVector has no obligation to take the needs of the Adviser or the owners of the Shares of the Index ETFs into consideration in determining or composing the respective Index. MarketVector is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of the Index ETFs to be issued or in the determination or calculation of the equation by which the Shares of the Index ETFs are to be converted into cash. MarketVector has no obligation or liability in connection with the administration, marketing or trading of the Shares of the Index ETFs.

MARKETVECTOR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND MARKETVECTOR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. MARKETVECTOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. MARKETVECTOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MARKETVECTOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
Shares of the Index ETFs are not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the MarketVector Indexes and/or its trade mark or its price at any time or in any other respect. Certain MarketVector Indexes are calculated and maintained by a third party.

The Adviser has entered into a licensing agreement with Moody’s Analytics, Inc. to use certain Moody’s Analytics credit risk models, data and trademarks. Moody’s Analytics is a registered trademark of Moody’s Analytics, Inc. and/or its affiliates and is used under license.
Moody's Analytics IG Corporate Bond ETF and VanEck Moody's Analytics BBB Corporate Bond ETF are not sponsored, promoted, sold or supported in any manner by Moody’s Analytics nor does Moody’s Analytics offer any express or implicit guarantee or assurance either with regard to the results of using the US IG Index or BBB Index, as applicable, and/or the Moody’s Analytics trademark or data at any time or in any other respect. Certain quantitative financial data used in calculating and publishing the US IG Index or BBB Index is licensed to the Adviser by Moody’s Analytics. Moody’s Analytics has no obligation to point out errors in the data to third parties including but not limited to investors and/or financial intermediaries of the Fund. The licensing of data or the Moody’s Analytics trademark for the purpose of use in connection with the US IG Index or BBB Index, as applicable, and Fund does not constitutes a recommendation by Moody’s Analytics to invest capital in the Fund nor does it in any way represent an assurance or opinion of Moody’s Analytics with regard to any investment in this financial instrument. Moody’s Analytics bears no liability with respect to the Fund or any security. The VanEck Moody’s Analytics IG Corporate Bond ETF and the VanEck Moody's Analytics BBB Corporate Bond ETF, which are based on the US IG Index and the BBB Index, respectively, are not issued, sponsored, endorsed, sold or marketed by ICE Data, and ICE Data makes no representation regarding the advisability of investing in such product.
The VanEck IG Floating Rate ETF, which is based on the Floating Rate Index, the Moody's Analytics IG Corporate Bond ETF which is based on the US IG Index, and the VanEck Moody's Analytics BBB Corporate Bond ETF, which is based on the BBB Index, are not issued, sponsored, endorsed, sold or marketed by ICE Data, and ICE Data makes no representation regarding the advisability of investing in such products.

ICE Data’s only relationship to MarketVector (the “Licensee”) is the licensing of certain trademarks and trade names and the IG Floating Rate Index, the US IG Index and the BBB Index (collectively, the “ICE Calculated Indices”) or components thereof. The ICE Calculated Indices are determined, composed and calculated by ICE Data without regard to the Adviser or the Products or its holders. ICE Data has no obligation to take the needs of the Adviser or the holders of the Products into consideration in determining, composing or calculating the ICE Calculated Indices. ICE Data is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Products to be issued or in the determination or calculation of the equation by which the Products are to be priced, sold, purchased, or redeemed. Except for certain custom index calculation services, all information provided by ICE Data is general in nature and not tailored to the needs of the Adviser or any other person, entity or group of persons. ICE Data has no obligation or liability in connection with the administration, marketing, or trading of the Products. ICE Data is not an investment advisor. Inclusion of a security within an index is not a recommendation by ICE Data to buy, sell, or hold such security, nor is it considered to be investment advice.

ICE DATA AND ITS SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE ICE CALCULATED INDICES, INDEX DATA AND ANY INFORMATION INCLUDED IN, RELATED TO, OR DERIVED THEREFROM (“INDEX DATA”). ICE DATA AND ITS

SUPPLIERS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE ICE CALCULATED INDICES AND THE INDEX DATA, WHICH ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK.

VanEck India Growth Leaders ETF (the “MarketGrader Index ETF,”) is not sponsored, endorsed, sold or promoted by MarketGrader.com Corp. (“MarketGrader”). MarketGrader's only relationship to the Adviser is the licensing of the MarketGrader India All-Cap Growth Leaders Index, the (“MarketGrader Index”) which is determined, composed and calculated by MarketGrader and Solactive AG, as Index Calculation Agent, without regard to the Adviser. MarketGrader has no obligation to take the needs of the Adviser or the owners of the MarketGrader Index ETF into consideration in determining, composing or calculating the MarketGrader Index.

MARKETGRADER SHALL NOT BE A PARTY TO THE TRANSACTION CONTEMPLATED HEREBY, AND IS NOT PROVIDING ANY ADVICE, RECOMMENDATION, REPRESENTATION OR WARRANTY REGARDING THE ADVISABILITY OF THIS TRANSACTION OR THE MARKETGRADER INDEX ETF OR THE ABILITY OF THE MARKETGRADER INDEX TO TRACK INVESTMENT PERFORMANCE. MARKETGRADER HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES, EXPRESS, STATUTORY OR IMPLIED, REGARDING THIS TRANSACTION AND ANY USE OF THE MARKETGRADER INDEX, INCLUDING BUT NOT LIMITED TO ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR USE, AND NON-INFRINGEMENT AND ALL WARRANTIES ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING AND USAGE OF TRADE OR THEIR EQUIVALENTS UNDER THE LAWS OF ANY JURISDICTION. UNDER NO CIRCUMSTANCES AND UNDER NO THEORY OF LAW, TORT, CONTRACT, STRICT LIABILITY OR OTHERWISE, SHALL MARKETGRADER OR ANY OF ITS AFFILIATES BE LIABLE TO ANY PERSON FOR ANY DAMAGES, REGARDLESS OF WHETHER THEY ARE DIRECT, INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES OF ANY CHARACTER, INCLUDING DAMAGES FOR TRADING LOSSES OR LOST PROFITS, OR FOR ANY CLAIM OR DEMAND BY ANY THIRD PARTY, EVEN IF MARKETGRADER KNEW OR HAD REASON TO KNOW OF THE POSSIBILITY OF SUCH DAMAGES, CLAIM OR DEMAND.

The MarketGrader Index is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the MarketGrader Index ETF and/or the Index Price at any time or in any other respect. The MarketGrader Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the MarketGrader Index is calculated correctly. Irrespective of its obligations towards MarketGrader, Solactive AG has no obligation to point out errors in the MarketGrader Index to third parties including but not limited to investors and/or financial intermediaries of the financial instrument. Neither publication of the MarketGrader Index by Solactive AG nor the licensing of the MarketGrader Index or for the purpose of use in connection with the financial instrument constitutes a recommendation by Solactive AG to invest capital in said financial instrument nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in this financial instrument.

The VanEck India Growth Leaders ETF invests substantially all of its assets in the Mauritius Subsidiary, MV SCIF Mauritius, a private company limited by shares incorporated in Mauritius. The Mauritius Subsidiary is regulated by the Mauritius Financial Services Commission which has issued a GBL1 License to the Mauritius Subsidiary to conduct the business of “investment holding.” Neither investors in the Mauritius Subsidiary nor investors in the Fund are protected by any statutory compensation arrangements in Mauritius in the event of the Mauritius Subsidiary’s or the Fund’s failure.
The Mauritius Financial Services Commission does not vouch for the financial soundness of the Mauritius Subsidiary or the Fund or for the correctness of any statements made or opinions expressed with regard to it in any offering document or other similar document of the Mauritius Subsidiary or the Fund.

The information contained herein regarding the ChiNext Index was provided by Shenzhen Securities Information Co., Ltd (“Shenzhen Securities”).
Shares of the VanEck ChiNext Innovators ETF are not sponsored, endorsed, sold or promoted by the Shenzhen Securities. Shenzhen Securities makes no representation or warranty, express or implied, to the owners of the Shares of VanEck ChiNext Innovators ETF or any member of the public regarding the advisability of investing in securities generally or in the Shares of VanEck ChiNext Innovators ETF particularly or the ability of the ChiNext Index to track the performance of the securities markets. The ChiNext Index is determined and composed by Shenzhen Securities without regard to the Adviser or the Shares of VanEck ChiNext Innovators ETF. Shenzhen Securities has no obligation to take the needs of the Adviser or the owners of the Shares of VanEck ChiNext Innovators ETF into consideration in determining or composing the ChiNext Index. Shenzhen Securities is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of VanEck ChiNext Innovators ETF to be issued or in the determination or calculation of the equation by which the Shares of VanEck ChiNext Innovators ETF are to be converted into cash. Shenzhen Securities has no obligation or liability in connection with the administration, marketing or trading of the Shares of VanEck ChiNext Innovators ETF.

SHENZHEN SECURITIES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE CHINEXT INDEX OR ANY DATA INCLUDED THEREIN AND SHENZHEN SECURITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. SHENZHEN SECURITIES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE SHARES OF VANECK CHINEXT INNOVATORS ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE CHINEXT INDEX OR ANY DATA INCLUDED THEREIN. SHENZHEN SECURITIES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE CHINEXT INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL SHENZHEN SECURITIES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

J.P. Morgan is the marketing name for JPMorgan Chase & Co., and its subsidiaries and affiliates worldwide. J.P. Morgan Securities Inc. is a member of NYSE and SIPC. JPMorgan Chase Bank, National Association is a member of FDIC. J.P. Morgan Futures Inc. is a member of the NFA. J.P. Morgan Securities Ltd. and J.P. Morgan plc are authorized by the FSA and members of the LSE. J.P. Morgan Europe Limited is authorized by the FSA. J.P. Morgan Equities Limited is a member of the Johannesburg Securities Exchange and is regulated by the FSB. J.P. Morgan Securities (Asia Pacific) Limited is registered as an investment adviser with the Securities & Futures Commission in Hong Kong and its CE number is AAJ321. J.P. Morgan Securities Singapore Private Limited is a member of Singapore Exchange Securities Trading Limited and is regulated by the Monetary Authority of Singapore (“MAS”). J.P. Morgan Securities Asia Private Limited is regulated by the MAS and the Financial Services Agency in Japan. J.P. Morgan Australia Limited (ABN 52 002 888 011) is a licensed securities dealer.

The Shares of VanEck J.P. Morgan EM Local Currency Bond ETF are not sponsored, endorsed, sold or promoted by J.P. Morgan. J.P. Morgan makes no representation or warranty, express or implied, to the owners of the Shares of VanEck J.P. Morgan EM Local Currency Bond ETF or any member of the public regarding the advisability of investing in securities generally, or in the Shares of VanEck J.P. Morgan EM Local Currency Bond ETF particularly or the Emerging Markets Global Core Index to track general bond market performance. J.P. Morgan's only relationship to the Adviser is the licensing of the Emerging Markets Global Core Index which is determined, composed and calculated by J.P. Morgan without regard to the Adviser or the Shares of VanEck J.P. Morgan EM Local Currency Bond ETF. J.P. Morgan has no obligation to take the needs of the Adviser or the owners of the Shares of VanEck J.P. Morgan EM Local Currency Bond ETF into consideration in determining, composing or calculating the Emerging Markets Global Core Index. J.P. Morgan is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of VanEck J.P. Morgan EM Local Currency Bond ETF to be issued or in the determination or calculation of the equation by which the Shares of VanEck J.P. Morgan EM Local Currency Bond ETF are to be converted into cash. J.P. Morgan has no obligation or liability in connection with the administration, marketing or trading of the Shares of VanEck J.P. Morgan EM Local Currency Bond ETF.

THE EMERGING MARKETS GLOBAL CORE INDEX AND/OR SHARES OF THE VANECK J.P. MORGAN EM LOCAL CURRENCY BOND ETF, IS PROVIDED "AS IS" WITH ANY AND ALL FAULTS. J.P. MORGAN DOES NOT GUARANTEE THE AVAILABILITY, SEQUENCE, TIMELINESS, QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE EMERGING MARKETS GLOBAL CORE INDEX AND/OR SHARES OF THE VANECK J.P. MORGAN EM LOCAL CURRENCY BOND ETF AND/OR ANY DATA INCLUDED THEREIN, OR OTHERWISE OBTAINED BY THE ADVISER, OWNERS OF THE VANECK J.P. MORGAN EM LOCAL CURRENCY BOND ETF OR BY ANY OTHER PERSON OR ENTITY, FROM ANY USE OF THE EMERGING MARKETS GLOBAL CORE INDEX AND/OR THE SHARES OF THE VANECK J.P. MORGAN EM LOCAL CURRENCY BOND ETF. J.P. MORGAN MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OF FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE EMERGING MARKETS GLOBAL CORE INDEX OR ANY DATA INCLUDED THEREIN, OR OTHERWISE OBTAINED BY THE ADVISER, OWNERS OF SHARES OF THE VANECK J.P. MORGAN EM LOCAL CURRENCY BOND ETF OR BY ANY OTHER PERSON OR ENTITY, FROM ANY USE OF THE EMERGING MARKETS GLOBAL CORE INDEX AND/OR SHARES OF THE VANECK J.P. MORGAN EM LOCAL CURRENCY BOND ETF. THERE ARE NO REPRESENTATIONS OR WARRANTIES WHICH EXTEND BEYOND THE DESCRIPTION ON THE FACE OF THIS DOCUMENT, IF ANY. ALL WARRANTIES AND REPRESENTATIONS OF ANY KIND WITH REGARD TO THE EMERGING MARKETS GLOBAL CORE INDEX AND/OR SHARES OF THE VANECK J.P. MORGAN LOCAL CURRENCY BOND ETF, ARE DISCLAIMED INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY,

QUALITY, ACCURACY, FITNESS FOR A PARTICULAR PURPOSE AND/OR AGAINST INFRINGEMENT AND/OR WARRANTIES AS TO ANY RESULTS TO BE OBTAINED BY AND/OR FROM THE USE OF THE EMERGING MARKETS GLOBAL CORE INDEX.
The indexes may not be copied, used, or distributed without J.P. Morgan's prior written approval. J.P. Morgan and the J.P. Morgan index names are service mark(s) of J.P. Morgan or its affiliates and have been licensed for use for certain purposes by VanEck. No purchaser, seller or holder of this security, product or fund, or any other person or entity, should use or refer to any J.P. Morgan trade name, trademark or service mark to sponsor, endorse, market or promote this Financial Product or any other financial product without first contacting J.P. Morgan to determine whether J.P. Morgan's permission is required. Under no circumstances may any person or entity claim any affiliation with J.P. Morgan without the prior written permission of J.P. Morgan. Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. Copyright 2026, J.P. Morgan Chase & Co. All rights reserved.

The VanEck China Bond ETF has been developed solely by the Adviser. The VanEck China Bond ETF is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies.

All rights in the FTSE Chinese Broad Bond 0-10 Years Diversified Select Index vest in the relevant LSE Group company which owns the FTSE Chinese Broad Bond 0-10 Years Diversified Select Index. “FTSE®” is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license.

The FTSE Chinese Broad Bond 0-10 Years Diversified Select Index is calculated by or on behalf of FTSE Fixed Income, LLC or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on, or any error in, the FTSE Chinese Broad Bond 0-10 Years Diversified Select Index or (b) investment in or operation of the VanEck China Bond ETF. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the VanEck China Bond ETF.

The information contained herein regarding the Green Bond Index was provided by S&P Dow Jones Indices LLC. The information contained herein regarding the securities markets and DTC was obtained from publicly available sources.
VEAC has entered into a licensing agreement with S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) to use the Green Bond Index. VanEck Green Bond ETF is entitled to use the Green Bond Index pursuant to a sub-licensing arrangement with the Adviser.
The Green Bond Index is a product of SPDJI and has been licensed for use by the Adviser. S&P®, S&P 500®, US 500™, The 500™, iBoxx®, iTraxx® and CDX® are trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); These trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the Adviser. It is not possible to invest directly in an index. VanEck Green Bond ETF is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the VanEck Green Bond ETF or any member of the public regarding the advisability of investing in securities generally or in VanEck Green Bond ETF particularly or the ability of the Green Bond Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to the Adviser with respect to the Green Bond Index is the licensing of the Green Bond Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Green Bond Index is determined, composed and calculated by S&P Dow Jones Indices without regard to the Adviser or the VanEck Green Bond ETF. S&P Dow Jones Indices has no obligation to take the needs of the Adviser or the owners of VanEck Green Bond ETF into consideration in determining, composing or calculating the Green Bond Index. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the VanEck Green Bond ETF. There is no assurance that investment products based on the Green Bond Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment adviser, commodity trading advisory, commodity pool operator, broker dealer, fiduciary, “promoter” (as defined in the Investment Company Act of 1940), “expert” as enumerated within 15 U.S.C. § 77k(a) or tax advisor. Inclusion of a security, commodity, crypto currency or other asset within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, commodity, crypto currency or other asset, nor is it considered to be investment advice or commodity trading advice. SPDJI provides indices that use environmental, social and/or governance (“ESG”) indicators (including, without limit, business involvement screens, conformance to voluntary corporate standards, GHG emissions data, and ESG scores) to select, weight and/or exclude constituents. ESG indicators seek to measure a company’s, or an asset’s performance, with respect to E, S and/or G criteria. ESG indicators are derived from publicly reported data, modeled data, or a combination of reported and modelled data. ESG indicators are based on a qualitative assessment due to the absence of well-defined uniform market standards and the use of multiple methodologies to assess ESG factors. No single clear, definitive test or framework (legal, regulatory, or otherwise) exists to determine labels such as, ‘ESG’, ‘sustainable’, ‘good governance’, ‘no adverse environmental, social and/or other impacts’, or other equivalently labeled objectives. Therefore, the exercise of subjective judgment is necessary. Different persons may classify the same investment, products and/or strategy differently regarding the foregoing labels.
NEITHER S&P DOW JONES INDICES NOR THIRD PARTY LICENSOR GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE GREEN BOND INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE VANECK GREEN BOND ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE GREEN BOND INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. S&P DOW JONES INDICES HAS NOT REVIEWED, PREPARED AND/OR CERTIFIED ANY PORTION OF, NOR DOES S&P DOW JONES INDICES HAVE ANY CONTROL OVER, THE VANECK GREEN BOND ETF REGISTRATION STATEMENT, PROSPECTUS OR OTHER OFFERING MATERIALS. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE ADVISER, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
The information contained herein regarding the NDR CMG Index was provided by Ned Davis Research, Inc. (“NDR”).“NDR CMG Index,” “Ned Davis Research,” “Ned Davis,” and “NDR” are trademarks of NDR, and “CMG” and “CMG Capital Management Group” are trademarks of CMG Capital Management Group, Inc. (“CMG”). These trademarks have been licensed for use for certain purposes by Van Eck Associates Corporation. VanEck Long/Flat Trend ETF is based on the NDR CMG Index and is not issued, sponsored, endorsed, sold, promoted or advised by Ned Davis Research, Inc., CMG Capital Management Group, or their affiliates. Ned Davis Research, Inc. and CMG Capital Management Group make no representation or warranty, expressed or implied, regarding whether VanEck Long/Flat Trend ETF is suitable for investors generally or the advisability of trading in such product. Ned Davis Research, Inc. and CMG Capital Management Group do not guarantee that the NDR CMG Index referenced by the VanEck Long/Flat Trend ETF has been accurately calculated or that the NDR CMG Index appropriately represents a particular investment strategy. The NDR CMG Index is heavily dependent on quantitative models and data from one or more third parties, and there is no guarantee that these models will perform as expected. While the NDR CMG Index is designed to reduce risk from adverse market conditions, there is a risk that actual performance could be worse than a buy-and-hold strategy. Ned Davis Research, Inc., CMG Capital Management Group, and their affiliates shall not have any liability for any error in the NDR CMG Index calculation or for any infirmity in the VanEck Long/Flat Trend ETF.

NEITHER NDR NOR CMG GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE NDR CMG INDEX OR ANY DATA INCLUDED THEREIN AND NEITHER NDR NOR CMG SHALL HAVE ANY LIABILITY WHATSOEVER FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. NDR AND CMG MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE VANECK LONG/FLAT TREND ETF OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NDR CMG INDEX OR ANY DATA INCLUDED THEREIN. NDR AND CMG MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NDR CMG INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NDR OR CMG HAVE ANY LIABILITY, JOINTLY OR SEVERALLY, FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The NDR CMG Index is the property of Ned Davis Research, Inc.(“NDR”), which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the NDR CMG Index. The NDR CMG Index is not sponsored by S&P Dow Jones Indices LLC or its affiliates or its third party licensors, including Standard & Poor’s Financial Services LLC and Dow Jones Trademark Holdings LLC (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices will not be liable for any errors or omissions in calculating the Index. “Calculated by S&P Dow Jones Indices” and the related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by Ned Davis Research,

Inc. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC, and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

The VanEck Long/Flat Trend ETF based on the NDR CMG Index is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices. S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the VanEck Long/Flat Trend ETF or any member of the public regarding the advisability of investing in securities generally or in the NDR CMG Index or the VanEck Long/Flat Trend ETF particularly or the ability of the NDR CMG Index or the VanEck Long/Flat Trend ETF to track general market performance. S&P Dow Jones Indices’ only relationship to Ned Davis Research, Inc. with respect to the NDR CMG Index is the licensing of the S&P 500 Index, certain trademarks, service marks and trade names of S&P Dow Jones Indices, and the provision of the calculation services on behalf of Ned Davis Research, Inc. related to the NDR CMG Index without regard to Ned Davis Research, Inc. or the VanEck Long/Flat Trend ETF. S&P Dow Jones Indices is not responsible for and has not participated in the creation of the VanEck Long/Flat Trend ETF, the determination of the prices and amount of the VanEck Long/Flat Trend ETF or the timing of the issuance or sale of the VanEck Long/Flat Trend ETF or in the determination or calculation of the equation by which the VanEck Long/Flat Trend ETF may be converted into cash or other redemption mechanics. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the VanEck Long/Flat Trend ETF. There is no assurance that investment products based on the NDR CMG Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion or exclusion of a security within the NDR CMG Index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it investment advice. S&P Dow Jones Indices does not act nor shall be deemed to be acting as a fiduciary in providing the S&P 500 Index.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE GREEN BOND INDEX OR THE NDR CMG INDEX, OR ANY DATA RELATED THERETO, OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY NDR, OWNERS OF THE VANECK GREEN BOND ETF OR VANECK LONG/FLAT TREND ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. S&P DJI HAS NOT PREPARED, REVIEWED AND/OR CERTIFIED ANY PORTION OF, NOR DOES S&P HAVE ANY CONTROL OVER, THE VANECK GREEN BOND ETF REGISTRATION STATEMENT, PROSPECTUS OR OTHER OFFERING MATERIALS. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND NDR OR VEAC, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

The Adviser has entered into a licensing agreement with BUZZ Holdings ULC (“BUZZ Holdings”) to use the Sentiment Leaders Index. VanEck Social Sentiment ETF is entitled to use the Sentiment Leaders Index pursuant to a sub-licensing arrangement with the Adviser. The Sentiment Leaders Index is a product of BUZZ Holdings, and has been licensed to the Adviser for use in connection with VanEck Social Sentiment ETF. VanEck Social Sentiment ETF is not sponsored, endorsed, sold or promoted by BUZZ Holdings, or its shareholders, or the licensor of the Sentiment Leaders Index and/or its affiliates and third party licensors. BUZZ Holdings makes no representation or warranty, express or implied, to the owners of VanEck Social Sentiment ETF or any member of the public regarding the advisability of investing in securities generally or in VanEck Social Sentiment ETF particularly, or the ability of the Sentiment Leaders Index to track general market performance. BUZZ Holdings’ only relationship to the Adviser with respect to the Sentiment Leaders Index is the licensing of the Sentiment Leaders Index and certain trademarks of BUZZ Holdings. The BUZZ indices are determined and composed by BUZZ Holdings without regard to the Adviser or VanEck Social Sentiment ETF. BUZZ Holdings has no obligation to take the needs of the Adviser or the owners of VanEck Social Sentiment ETF into consideration in determining and composing the Sentiment Leaders Index.

BUZZ Holdings is not responsible for and have not participated in the determination of the prices of VanEck Social Sentiment ETF or the timing of the issuance or sale of securities of VanEck Social Sentiment ETF or in the determination or calculation of the equation by which VanEck Social Sentiment ETF securities may be converted into cash, surrendered, or redeemed, as the case may be. BUZZ Holdings have no obligation or liability in connection with the administration, marketing or trading of VanEck Social Sentiment ETF. There is no assurance that investment products based on the Sentiment Leaders Index will accurately track index performance or provide positive investment returns. BUZZ Holdings is not an investment advisor and the inclusion of a security in the Sentiment Leaders Index is not a recommendation by BUZZ Holdings to buy, sell, or hold such security, nor should it be considered investment advice.

BUZZ Holdings is not responsible for fulfilling the legal requirements concerning the accuracy and completeness of the VanEck Social Sentiment ETF’s Prospectus.

BUZZ HOLDINGS DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE SENTIMENT LEADERS INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION WITH RESPECT THERETO, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS). BUZZ HOLDINGS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. BUZZ HOLDINGS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY VAN ECK ASSOCIATES CORPORATION, OWNERS OF VANECK SOCIAL SENTIMENT ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SENTIMENT LEADERS INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL BUZZ HOLDINGS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN BUZZ HOLDINGS AND VAN ECK ASSOCIATES CORPORATION, OTHER THAN THE LICENSORS OF BUZZ HOLDINGS.

VanEck Social Sentiment ETF is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Sentiment Leaders Index and/or its trade mark or its price at any time or in any other respect. The Sentiment Leaders Index is calculated and maintained by Solactive AG. Solactive AG uses its best efforts to ensure that the Sentiment Leaders Index is calculated correctly. Irrespective of its obligations towards BUZZ Holdings, Solactive AG has no obligation to point out errors in the Sentiment Leaders Index to third parties including but not limited to investors and/or financial intermediaries of VanEck Social Sentiment ETF. Neither the publication of the Sentiment Leaders Index by Solactive AG nor the licensing of the Sentiment Leaders Index or its trade marks for the purpose of use in connection with VanEck Social Sentiment ETF constitutes a recommendation by Solactive AG to invest capital in VanEck Social Sentiment ETF nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in VanEck Social Sentiment ETF. Solactive AG is not responsible for fulfilling the legal requirements concerning the accuracy and completeness of VanEck Social Sentiment ETF’s Prospectus.
VEAC has also entered into a licensing agreement with UBS to use the UBS Constant Maturity Commodity Total Return Index. The VanEck CMCI Commodity Strategy ETF is entitled to use the UBS Constant Maturity Commodity Total Return Index pursuant to a sub-licensing arrangement with VEAC.

UBS owns or exclusively licenses all proprietary rights with respect to the UBS Constant Maturity Commodity Total Return Index. Any third-party product based on or related to the VanEck CMCI Commodity Strategy ETF (“Product”) may only be issued upon the prior joint written approval of UBS and upon the execution of a license agreement between UBS and the party intending to launch a Product (a “Licensee”). In no way does UBS sponsor or endorse, nor is it otherwise involved in the issuance and offering of a Product nor does it make any representation or warranty, express or implied, to the holders of the Product or any member of the public regarding the advisability of investing in the Product or commodities generally or in futures particularly, or as to results to be obtained from the use of the VanEck CMCI Commodity Strategy ETF or from the Product. Further, UBS does not provide investment advice to any Licensee specific to the Product, other than providing the VanEck CMCI Commodity Strategy ETF as agreed in the license agreement with the Licensee, and which will be done without consideration of the particular needs of the Product or the Licensee. UBS specifically disclaims any liability to any party for any inaccuracy in the data on which the VanEck CMCI Commodity Strategy ETF is based, for any mistakes, errors, omissions or interruptions in the calculation and/or dissemination of the VanEck CMCI Commodity Strategy ETF, or for the manner in which such is applied in connection with the issuance and offering of a Product. In no event shall UBS have any liability to any party for any lost profits or indirect, punitive, special or consequential damages or losses.

THIS IS NOT AN OFFER OR SOLICITATION BY UBS OF AN OFFER TO BUY OR SELL ANY SECURITY OR INVESTMENT. PAST PERFORMANCE OF THE UBS CONSTANT MATURITY COMMODITY TOTAL RETURN INDEX IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.
VEAC has entered into a licensing agreement with MSCI Inc. (“MSCI”), the Index Provider, to use the MSCI EAFE Analyst Sentiment Select Index and the MSCI Emerging Markets Analyst Sentiment Select Index (together, the “MSCI Indexes”). The VanEck MSCI EAFE Analyst Sentiment ETF is entitled to use the MSCI EAFE Analyst Sentiment Select Index pursuant to a sub-licensing arrangement with VEAC. The VanEck MSCI EM Analyst Sentiment ETF is entitled to use the MSCI Emerging Markets Analyst Sentiment Select Index pursuant to a sub-licensing arrangement with VEAC. Shares of the VanEck MSCI EAFE Analyst Sentiment ETF and VanEck MSCI EM Analyst Sentiment ETF are not sponsored, endorsed, sold or promoted by MSCI. MSCI makes no representation or warranty, express or implied, to the owners of the Shares of the VanEck MSCI EAFE Analyst Sentiment ETF and VanEck MSCI EM Analyst Sentiment ETF or any member of the public regarding the advisability of investing in securities generally or in the Shares of the VanEck MSCI EAFE Analyst Sentiment ETF and VanEck MSCI EM Analyst Sentiment ETF particularly or the ability of any MSCI Index to track the performance of its respective securities markets. Each MSCI Index is determined and composed by MSCI without regard to VEAC or the Shares of the VanEck MSCI EAFE Analyst Sentiment ETF and VanEck MSCI EM Analyst Sentiment ETF. MSCI has no obligation to take the needs of VEAC or the owners of the Shares of the VanEck MSCI EAFE Analyst Sentiment ETF and VanEck MSCI EM Analyst Sentiment ETF into consideration in determining or composing each MSCI Index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of the VanEck MSCI EAFE Analyst Sentiment ETF and VanEck MSCI EM Analyst Sentiment ETF to be issued or in the determination or calculation of the equation by which the Shares of the VanEck MSCI EAFE Analyst Sentiment ETF and VanEck MSCI EM Analyst Sentiment ETF are to be converted into cash. MSCI has no obligation or liability in connection with the administration, marketing or trading of the Shares of the VanEck MSCI EAFE Analyst Sentiment ETF and VanEck MSCI EM Analyst Sentiment ETF.
MSCI DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN AND MSCI SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. MSCI MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VEAC, OWNERS OF SHARES OF THE VANECK MSCI EAFE ANALYST SENTIMENT ETF AND VANECK MSCI EM ANALYST SENTIMENT ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF ANY MSCI INDEX, OR THE VANECK MSCI EAFE ANALYST SENTIMENT ETF AND VANECK MSCI EM ANALYST SENTIMENT ETF OR ANY DATA INCLUDED THEREIN. MSCI MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
THIS FINANCIAL PRODUCT IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI, ANY OF MSCI’S AFFILIATES, ANY OF MSCI’S OR MSCI’S AFFILIATES’ INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING, CALCULATING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARKS OF MSCI OR MSCI’S AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VEAC. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS FINANCIAL PRODUCT OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FINANCIAL PRODUCTS GENERALLY OR IN THIS FINANCIAL PRODUCT PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS FINANCIAL PRODUCT OR THE ISSUER OR OWNERS OF THIS FINANCIAL PRODUCT OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS FINANCIAL PRODUCT OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FINANCIAL PRODUCT TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS FINANCIAL PRODUCT IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS FINANCIAL PRODUCT OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FINANCIAL PRODUCT.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN, OR FOR USE IN THE CALCULATION OF, THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FINANCIAL PRODUCT, OWNERS OF THE FINANCIAL PRODUCT, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
No purchaser, seller or holder of this financial product, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

APPENDIX A
VANECK PROXY VOTING POLICIES
VanEck (the “Adviser”) has adopted the following policies and procedures which are reasonably designed to ensure that proxies are voted in a manner that is consistent with the best interests of its clients in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940. When an adviser has been granted proxy voting authority by a client, the adviser owes its clients the duties of care and loyalty in performing this service on their behalf. The duty of care requires the adviser to monitor corporate actions and vote client proxies. The duty of loyalty requires the adviser to cast the proxy votes in a manner that is consistent with the best interests of the client.
Rule 206(4)-6 also requires the Adviser to disclose information about the proxy voting procedures to its clients and to inform clients how to obtain information about how their proxies were voted. Additionally, Rule 204-2 under the Advisers Act requires the Adviser to maintain certain proxy voting records.
An adviser that exercises voting authority without complying with Rule 206(4)-6 will be deemed to have engaged in a “fraudulent, deceptive, or manipulative” act, practice or course of business within the meaning of Section 206(4) of the Advisers Act.
The Adviser intends to vote all proxies in accordance with applicable rules and regulations, and in the best interests of clients without influence by real or apparent conflicts of interest. To assist in its responsibility for voting proxies and the overall voting process, the Adviser has engaged an independent third party proxy voting specialist, Glass Lewis & Co., LLC. The services provided by Glass Lewis include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and recordkeeping.
Resolving Material Conflicts of Interest
When a material conflict of interest exists, proxies will be voted in the following manner:
1.Strict adherence to the Glass Lewis guidelines, or
2.The potential conflict will be disclosed to the client:
a.    with a request that the client vote the proxy,
b.    with a recommendation that the client engage another party to determine how the proxy should be voted or
c.    if the foregoing are not acceptable to the client, disclosure of how VanEck intends to vote and a written consent to that vote by the client.
Any deviations from the foregoing voting mechanisms must be approved by the Chief Compliance Officer with a written explanation of the reason for the deviation.
A material conflict of interest means the existence of a business relationship between a portfolio company or an affiliate and the Adviser, any affiliate or subsidiary, or an “affiliated person” of a VanEck mutual fund. Examples of when a material conflict of interest exists include a situation where the adviser provides significant investment advisory, brokerage or other services to a company whose management is soliciting proxies; an officer of the Adviser serves on the board of a charitable organization that receives charitable contributions from the portfolio company and the charitable organization is a client of the Adviser; a portfolio company that is a significant selling agent of the Adviser’s products and services solicits proxies; a broker-dealer or insurance company that controls 5% or more of the Adviser’s assets solicits proxies; the Adviser serves as an investment adviser to the pension or other investment account of the portfolio company; the Adviser and the portfolio company have a lending relationship. In each of these situations voting against management may cause the Adviser a loss of revenue or other benefit.
Client Inquiries
All inquiries by clients as to how the Adviser has voted proxies must immediately be forwarded to Portfolio Administration.
Disclosure to Clients
1.Notification of Availability of Information
a.    Client Brochure - The Client Brochure or Part II of Form ADV will inform clients that they can obtain information from the Adviser on how their proxies were voted. The Client Brochure or Part II of Form ADV will be mailed to each client annually. The Legal Department will be responsible for coordinating the mailing with Sales/Marketing Departments.
2.Availability of Proxy Voting Information
a.    At the client’s request or if the information is not available on the Adviser’s website, a hard copy of the account’s proxy votes will be mailed to each client.
A-1

Recordkeeping Requirements
1.VanEck will retain the following documentation and information for each matter relating to a portfolio security with respect to which a client was entitled to vote:
a.    proxy statements received;
b.    identifying number for the portfolio security;
c.    shareholder meeting date;
d.    brief identification of the matter voted on;
e.    whether the vote was cast on the matter;
f.    how the vote was cast (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);
g.    records of written client requests for information on how the Adviser voted proxies on behalf of the client;
h.    a copy of written responses from the Adviser to any written or oral client request for information on how the Adviser voted proxies on behalf of the client; and any documents prepared by the Adviser that were material to the decision on how to vote or that memorialized the basis for the decision, if such documents were prepared.
2.Copies of proxy statements filed on EDGAR, and proxy statements and records of proxy votes maintained with a third party (i.e., proxy voting service) need not be maintained. The third party must agree in writing to provide a copy of the documents promptly upon request.
3.If applicable, any document memorializing that the costs of voting a proxy exceed the benefit to the client or any other decision to refrain from voting, and that such abstention was in the client’s best interest.
4.Proxy voting records will be maintained in an easily accessible place for five years, the first two at the office of the Adviser. Proxy statements on file with EDGAR or maintained by a third party and proxy votes maintained by a third party are not subject to these particular retention requirements.
Voting Foreign Proxies
At times the Adviser may determine that, in the best interests of its clients, a particular proxy should not be voted. This may occur, for example, when the cost of voting a foreign proxy (translation, transportation, etc.) would exceed the benefit of voting the proxy or voting the foreign proxy may cause an unacceptable limitation on the sale of the security. Any such instances will be documented by the Portfolio Manager and reviewed by the Chief Compliance Officer.
Securities Lending
Certain portfolios managed by the Adviser participate in securities lending programs to generate additional revenue. Proxy voting rights generally pass to the borrower when a security is on loan. The Adviser will use its best efforts to recall a security on loan and vote such securities if the Portfolio Manager determines that the proxy involves a material event.
Proxy Voting Policy
The Adviser has reviewed the Glass Lewis Proxy Guidelines (“Guidelines”) and has determined that the Guidelines are consistent with the Adviser’s proxy voting responsibilities and its fiduciary duty with respect to its clients. The Adviser will review any material amendments to the Guidelines.
While it is the Adviser’s policy to generally follow the Guidelines, the Adviser retains the right, on any specific proxy, to vote differently from the Guidelines, if the Adviser believes it is in the best interests of its clients. Any such exceptions will be documented by the Adviser and reviewed by the Chief Compliance Officer.
The portfolio manager or analyst covering the security is responsible for making proxy voting decisions. Portfolio Administration, in conjunction with the portfolio manager and the custodian, is responsible for monitoring corporate actions and ensuring that corporate actions are timely voted.
A-2

United States

GLASS LEWIS
2026 Benchmark Policy Guidelines

    www.glasslewis.com

2026 Benchmark Policy Guidelines — United States	2

Guidelines Introduction7
Summary of Changes for 20267
Clarifying Amendments8
Majority Vote for Election of Directors8
Amendments to the Certificate of Incorporation and/or Bylaws8
Supermajority Vote Requirements8
General Approach to Shareholder Proposals8
A Board of Directors that Serves Shareholder Interest10
Election of Directors10
Independence10
Committee Independence13
Independent Chair14
Performance15
Board Responsiveness16
Board Responsiveness to Shareholder Proposals17
The Role of a Committee Chair18
Audit Committees and Performance18
Standards for Assessing the Audit Committee19
Material Weaknesses21
Compensation Committee Performance22
Nominating and Governance Committee Performance24
Board-Level Risk Management Oversight28
Board Oversight of Environmental and Social Issues28
Board Oversight of Technology29
Board Accountability for Environmental and Social Performance31
Director Commitments32
Other Considerations33
Controlled Companies35
Significant Shareholders36
Governance Following an IPO, Spin-Off, or Direct Listing36
Governance Following a Business Combination with a Special Purpose Acquisition Company37

2026 Benchmark Policy Guidelines — United States	3
Dual-Listed or Foreign-Incorporated Companies38
OTC-listed Companies38
Mutual Fund Boards39
Declassified Boards40
Board Composition and Refreshment41
Board Diversity42
Board Gender Diversity42
Board Underrepresented Community Diversity43
State Laws on Diversity43
Disclosure of Director Diversity and Skills43
Proxy Access44
Majority Vote for Election of Directors44
The Majority Vote Standard44
The Plurality Vote Standard45
Conflicting and Excluded Proposals45
Transparency and Integrity in Financial Reporting48
Auditor Ratification48
Voting Recommendations on Auditor Ratification49
Pension Accounting Issues50
The Link Between Compensation and Performance51
Advisory Vote on Executive Compensation  (Say-on-Pay)51
Say-on-Pay Voting Recommendations52
Company Responsiveness54
Pay for Performance54
Short-Term Incentives56
Long-Term Incentives57
Grants of Front-Loaded Awards58
Linking Executive Pay to Environmental and Social Criteria59
One-Time Awards60
Contractual Payments and Arrangements60
Sign-on Awards and Severance Benefits61
Change in Control61

2026 Benchmark Policy Guidelines — United States	4
Excise Tax Gross-ups61
Amended Employment Agreements62
Recoupment Provisions (Clawbacks)62
Hedging of Stock63
Pledging of Stock63
Executive Ownership Guidelines64
Compensation Consultant Independence64
CEO Pay Ratio64
Frequency of Say-on-Pay65
Vote on Golden Parachute Arrangements65
Equity-Based Compensation Proposals65
Option Exchanges and Repricing67
Option Backdating, Spring-Loading and Bullet-Dodging68
Director Compensation Plans69
Employee Stock Purchase Plans69
Executive Compensation Tax Deductibility — Amendment to IRC 162(M)70
Governance Structure and the Shareholder Franchise71
Amendments to the Certificate of Incorporation and/or Bylaws71
Anti-Takeover Measures71
Poison Pills (Shareholder Rights Plans)71
NOL Poison Pills72
Fair Price Provisions73
Control Share Statutes74
Quorum Requirements74
Director and Officer Indemnification75
Officer Exculpation75

2026 Benchmark Policy Guidelines — United States	5
Reincorporation75
Exclusive Forum and Fee-Shifting Bylaw Provisions76
Mandatory Arbitration Provisions77
Authorized Shares78
Advance Notice Requirements79
Virtual Shareholder Meetings79
Voting Structure80
Multi-Class Share Structures80
Cumulative Voting81
Supermajority Vote Requirements82
Transaction of Other Business82
Anti-Greenmail Proposals82
Mutual Funds: Investment Policies and Advisory Agreements82
Real Estate Investment Trusts83
Preferred Stock Issuances at REITs83
Business Development Companies84
Authorization to Sell Shares at a Price Below Net Asset Value84
Auditor Ratification and Below-NAV Issuances84
Special Purpose Acquisition Companies85
Extension of Business Combination Deadline85
SPAC Board Independence85
Director Commitments of SPAC Executives86
Shareholder Proposals86
Overall Approach to Environmental, Social & Governance Issues 87
Connect with Glass Lewis89

2026 Benchmark Policy Guidelines — United States	6
About Glass Lewis
Glass Lewis is the world’s choice for governance solutions. We enable institutional investors and publicly listed companies to make informed decisions based on research and data. We cover 30,000+ meetings each year, across approximately 100 global markets. Our team has been providing in-depth analysis of companies since
2003, relying solely on publicly available information to inform its policies, research, and voting recommendations.
Our customers include the majority of the world’s largest pension plans, mutual funds, and asset managers, collectively managing over $40 trillion in assets. We have teams located across the United States,
Europe, and Asia-Pacific giving us global reach with a local perspective on the important governance issues.
Investors around the world depend on Glass Lewis’ Viewpoint platform to manage their proxy voting, policy implementation, recordkeeping, and reporting. Our industry leading Proxy Paper product provides comprehensive research and voting recommendations weeks ahead of voting deadlines. Public companies can also use our innovative Report Feedback Statement to deliver their opinion on our proxy research directly to the voting decision makers at every investor client in time for voting decisions to be made or changed.
The research team engages extensively with public companies, investors, regulators, and other industry stakeholders to gain relevant context into the realities surrounding companies, sectors, and the market in general. This enables us to provide the most comprehensive and pragmatic insights to our customers.
Join the Conversation
Glass Lewis is committed to ongoing engagement with all market participants.
info@glasslewis.com    |      www.glasslewis.com

2026 Benchmark Policy Guidelines — United States	7
Purpose
The purpose of the Benchmark Policy proxy research and advice is to serve as a framework that facilitates shareholder voting in favor of governance structures that will drive performance and promote and maintain long-term shareholder value.
Guidelines Introduction
Summary of Changes for 2026
Glass Lewis evaluates these guidelines on an ongoing basis and formally updates them on an annual basis.
For 2026, the language in this document has been updated to clarify that these guidelines contain the views of the Benchmark Policy. The Benchmark Policy reflects broad investor opinion and widely accepted governance principles and is intended to provide clients with nuanced analysis informed by market best practice, regulation, and prevailing investor sentiment. This change better conveys Glass Lewis’ role as a service provider to a diverse, global client base with a wide spectrum of viewpoints and objectives. The Benchmark Policy represents just one of Glass Lewis’ policy offerings.
In addition, the following noteworthy revisions have been made to the Benchmark Policy, which are summarized below and discussed in greater detail in the relevant section of this document.
Mandatory Arbitration Provisions
The Benchmark Policy guidelines now include a discussion on its approach to mandatory arbitration provisions.
Specifically, when evaluating companies’ governing documents following completion of a company’s IPO, spin-
off, or direct listing, the Benchmark Policy will review whether a company has adopted a mandatory arbitration provision or other potentially negative governance provisions. In such cases, it may lead the Benchmark Policy to issue a recommendation that shareholders oppose the election of the chair of the governance committee, or, in certain circumstances, the entire committee. In addition, the Benchmark Policy will generally recommend that shareholders vote against any bylaw or charter amendment seeking to adopt a mandatory arbitration provision unless the company provides sufficient rationale and disclosure.
Pay-for-Performance Methodology
The “Pay for Performance” section of these guidelines has been updated to reflect enhancements and modifications to Glass Lewis’s proprietary pay-for-performance model. Rather than a single letter grade of “A”
through “F”, the model will use a scorecard-based approach, consisting of up to six tests. Each test will receive a rating, which will be aggregated on a weighted basis to determine an overall score ranging from 0 to 100. To better understand the model, please see the Pay-for-Performance Methodology Overview.

2026 Benchmark Policy Guidelines — United States	8
Clarifying Amendments
The following sections of the Benchmark Policy have been clarified:
Shareholder Rights
The Benchmark Policy’s discussion on cases where the board has amended the company’s governing documents to reduce or remove important shareholder rights has been updated to reflect additional considerations that may lead the Benchmark Policy to recommend that shareholders vote against the chair of the governance committee, or the entire committee. Examples of amendments that could lead to such recommendations include those that: (i) limit the ability of shareholders to submit shareholder proposals; (ii) limit the ability of shareholders to file derivative lawsuits; and (iii) implement plurality voting in lieu of majority voting.
Majority Vote for Election of Directors
The Benchmark Policy’s discussion on voting standards for the election of directors has been updated to make certain clarifying changes and update outdated references. There have been no changes in policy or approach as a result of these updates.
Amendments to the Certificate of Incorporation and/or Bylaws
The Benchmark Policy’s approach to amendments to the certificate of incorporation and/or bylaws has been consolidated into a single section. The Benchmark Policy guidelines now stipulate that it evaluates proposed amendments to a company's certificate of incorporation and/or bylaws on a case-by-case basis. The Benchmark
Policy is strongly opposed to the practice of bundling several amendments under a single proposal because it prevents shareholders from reviewing each amendment on its own merit. In general, the Benchmark Policy will recommend voting for amendments that are unlikely to have a material negative impact on shareholders'
interests.
Supermajority Vote Requirements
The Benchmark Policy’s discussion on supermajority vote requirements has been updated to clarify that, in cases where a company seeks to abolish supermajority voting requirements, the Benchmark Policy will evaluate such proposals on a case-by-case basis.  The Benchmark Policy has also been updated to reflect that when companies have a large or controlling shareholder, supermajority vote requirements may be appropriate to protect the interests of minority shareholders and that, in such cases, the Benchmark Policy may oppose the elimination of these requirements.
General Approach to Shareholder Proposals
Noting the dynamic nature of, and impending changes to, the shareholder proposal process in the United States, the Benchmark Policy has adjusted some of its language regarding the general approach to shareholder proposals, including guidance around companies’ treatment of the SEC’s former no-action process. While this specific guidance has been removed, the Benchmark Policy will generally approach these matters with the basic premise that shareholders should be afforded the opportunity to vote on matters of material importance. Given

2026 Benchmark Policy Guidelines — United States	9
ongoing changes and the prospect of additional changes to the shareholder proposal process, the Benchmark
Policy may be updated prior to or during the 2026 proxy season should its approach to these matters change or regulatory developments warrant such an update.
1  NASDAQ originally proposed a five-year look-back period but both it and the NYSE ultimately settled on a three-year look-
back prior to finalizing their rules. The Benchmark Policy views a five-year standard for former employment relationships as more appropriate, because the unwinding of conflicting relationships between former management and board members is more likely to be complete and final after five years. However, the five-year look-back period is not applied to directors who have previously served as executives of the company on an interim basis for less than one year.

2026 Benchmark Policy Guidelines — United States	10
A Board of Directors that Serves Shareholder
Interest
Election of Directors
The Benchmark Policy looks for talented boards with a record of protecting shareholders and delivering value over the medium- and long-term. It takes the view that a board can best protect and enhance the interests of shareholders if it is sufficiently independent, has a record of positive performance, and consists of individuals with diverse backgrounds and a breadth and depth of relevant experience.
Independence
The independence of directors, or lack thereof, is ultimately demonstrated through the decisions they make. In assessing the independence of directors, the Benchmark Policy will take into consideration, when appropriate, whether a director has a track record indicative of making objective decisions. Likewise, when assessing the independence of directors, the Benchmark Policy will also consider a director’s track record on other boards that could indicate a lack of objective decision-making. The determination of whether a director is independent or not takes into consideration both compliance with applicable independence listing requirements as well as judgments made by the director.
The Benchmark Policy looks at each director nominee to examine the director’s relationships with the company, the company’s executives, and other directors to evaluate whether personal, familial, or financial relationships
(not including director compensation) may impact the director’s decisions. Such relationships may make it difficult for a director to put shareholders’ interests above the director’s or the related party’s interests.
Thus, the Benchmark Policy puts directors into three categories based on an examination of the type of relationship they have with the company:
Independent Director — An independent director has no material financial, familial or other current relationships with the company, its executives, or other board members, except for board service and standard fees paid for that service. Relationships that existed within three to five years1 before the inquiry are usually considered “current” for purposes of this test. For material financial relationships with the company, the Benchmark Policy applies a three-year look back, and for former employment relationships with the company, it applies a five-year look back.
Affiliated Director — An affiliated director has (or within the past three years, had) a material financial, familial or other relationship with the company or its executives, but is not an employee of the
2  If a company does not consider a non-employee director to be independent, that director will be classified as an affiliate under the Benchmark Policy.
3  The Benchmark Policy allows a five-year grace period for former executives of the company or merged companies who have consulting agreements with the surviving company. (The Benchmark Policy does not automatically recommend voting against directors in such cases for the first five years.) If the consulting agreement persists after this five-year grace period, the Benchmark Policy applies the materiality thresholds outlined in the definition of “material.”
4  This includes a director who serves on a board as a representative (as part of his or her basic responsibilities) of an investment firm with greater than 20% ownership. However, while the Benchmark Policy will generally consider them to be affiliated, it will not recommend voting against these individuals unless (i) the investment firm has disproportionate board representation or (ii) the director serves on the audit committee.
5  The Benchmark Policy may deem such a transaction to be immaterial where the amount represents less than 1% of the firm’s annual revenues and the board provides a compelling rationale as to why the director’s independence is not affected by the relationship.
6  The Benchmark Policy will generally take into consideration the size and nature of such charitable entities in relation to the company’s size and industry along with any other relevant factors such as the director’s role at the charity. However, unlike for other types of related party transactions, The Benchmark Policy generally does not apply a look-back period to affiliated relationships involving charitable contributions; if the relationship between the director and the school or charity ceases, or if the company discontinues its donations to the entity, the Benchmark Policy will consider the director to be independent.

2026 Benchmark Policy Guidelines — United States	11
company.2 This includes directors whose employers have a material financial relationship with the company.3 In addition, the Benchmark Policy considers a director who either owns or controls 20% or more of the company’s voting stock, or is an employee or affiliate of an entity that controls such amount, as an affiliate.4
The Benchmark Policy considers 20%+ shareholders as affiliates because they typically have access to, and involvement with, the management of a company that is fundamentally different from that of ordinary shareholders. More importantly, these holders may have interests that diverge from those of ordinary holders, for reasons such as the liquidity (or lack thereof) of their holdings, personal tax issues, etc. In addition, a director who owns 20% or more of a company can exert disproportionate influence on the board, and, therefore, such a director’s independence may be hampered, particularly when serving on the audit committee.
The Benchmark Policy applies a three-year look back period to all directors who have an affiliation with the company other than former employment, for which it applies a five-year look back.
Definition of “Material”: A material relationship is one in which the dollar value meets or exceeds:
•$50,000 (or where no amount is disclosed) for directors who are paid for a service they have agreed to perform for the company, outside of their service as a director, including professional or other services. This threshold also applies to directors who are the majority or principal owner of a firm that receives such payments; or
•$120,000 (or where no amount is disclosed) for those directors employed by a professional services firm such as a law firm, investment bank, or consulting firm and the company pays the firm, not the individual, for services.5 This dollar limit would also apply to charitable contributions to schools where a board member is a professor; or charities where a director serves on the board or is an executive;6 and any aircraft and real estate dealings between the company and the director’s firm; or
7  This includes cases where a director is employed by, or closely affiliated with, a private equity firm that profits from an acquisition made by the company. Unless disclosure suggests otherwise, the Benchmark Policy presumes the director is affiliated.
8  Pursuant to SEC rule Item 404 of Regulation S-K under the Securities Exchange Act, compensation exceeding $120,000 is the minimum threshold deemed material for disclosure of transactions involving family members of directors.
8  With a staggered board, if the affiliates or insiders that the Benchmark Policy would consider opposing are not actually up for election, the concern regarding those directors will instead be noted. The Benchmark Policy will not recommend voting against the other affiliates or insiders who are up for election just to achieve two-thirds independence. However, a recommendation to oppose the election of directors subject to the concern at their next election will be considered, if the issue giving rise to the concern is not resolved.

2026 Benchmark Policy Guidelines — United States	12
•1% of either company’s consolidated gross revenue for other business relationships (e.g., where the director is an executive officer of a company that provides services or products to or receives services or products from the company).7
Definition of “Familial” — Familial relationships include a person’s spouse, parents, children, siblings, grandparents, uncles, aunts, cousins, nieces, nephews, in-laws, and anyone (other than domestic employees)
who shares such person’s home. A director is an affiliate if: i) he or she has a family member who is employed by the company and receives $120,0008 or more in annual compensation; or, ii) he or she has a family member who is employed by the company and the company does not disclose this individual’s compensation.
Definition of “Company” — A company includes any parent or subsidiary in a group with the company or any entity that merged with, was acquired by, or acquired the company.
Inside Director — An inside director simultaneously serves as a director and as an employee of the company. This category may include a board chair who acts as an employee of the company or is paid as an employee of the company. An inside director who derives a greater amount of income as a result of affiliated transactions with the company rather than through the compensation paid by the company
(i.e., salary, bonus, etc. as a company employee) may face a conflict between making decisions that are in the best interests of the company versus those in the director’s own best interests. Therefore, the
Benchmark Policy will recommend voting against such a director.
Additionally, the Benchmark Policy considers a director who is currently serving in an interim management position as an insider, while a director who previously served in an interim management position for less than one year and is no longer serving in such capacity is considered independent. Moreover, a director who previously served in an interim management position for over one year and is no longer serving in such capacity is considered an affiliate for five years following the date of the director’s resignation or departure from the interim management position.
Voting Recommendations on the Basis of Board Independence
Prevailing market practice indicates that a board will be most effective in protecting shareholders’ interests if it is at least two-thirds independent. For example the Business Roundtable, the Conference Board, and the Council
of Institutional Investors (CII) each advocate that two-thirds of the board be independent. Where more than one-third of the members are affiliated or inside directors, the Benchmark Policy typically8 recommends voting against some of the inside and/or affiliated directors in order to satisfy the two-thirds threshold.
9 ICGN Global Principles, 2.4.
10  The Benchmark Policy will recommend voting against an audit committee member who owns 20% or more of the company’s stock. Market best practice indicates that there should be a maximum of one director (or no directors if the committee is composed of less than three directors) who owns 20% or more of the company’s stock on the compensation, nominating, and governance committees.

2026 Benchmark Policy Guidelines — United States	13
Additionally, many investors support the appointment of an independent presiding or lead director with authority to set meeting agendas and to lead sessions outside the insider or affiliated chair’s presence.9 In accordance with best practice, boards should appoint an independent lead director when the chair is not independent, and especially when the board is insufficiently independent.
Committee Independence
Generally, only independent directors should serve on a company’s audit, compensation, nominating, and governance committees.10 The Benchmark Policy typically recommends that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating, or governance committee, or who has served in that capacity in the past year, except in certain circumstances.
Pursuant to Section 952 of the Dodd-Frank Act, as of January 11, 2013, the U.S. Securities and Exchange
Commission (SEC) approved new listing requirements for both the NYSE and NASDAQ which require that boards apply enhanced standards of independence when making an affirmative determination of the independence of compensation committee members. Specifically, when making this determination, in addition to the factors considered when assessing general director independence, the board’s considerations must include: (i) the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by the listed company to the director (the “Fees Factor”); and (ii) whether the director is affiliated with the listing company, its subsidiaries, or affiliates of its subsidiaries (the “Affiliation Factor”).
It is important for boards to consider these enhanced independence factors when assessing compensation committee members. However, as discussed above in the section titled Independence, the Benchmark Policy’s definitions and categories are applied when assessing the independence of directors, and these standards also consider consulting and advisory fees paid to the director, as well as the director’s affiliations with the company and its subsidiaries and affiliates. The Benchmark Policy may recommend voting against compensation committee members who are not independent based on these standards.
Independent Chair
In line with CII’s Policies on Corporate Governance and the International Corporate Governance Network’s
(ICGN) Global Governance Principles, the Benchmark Policy is of the view that the board should be chaired by an independent director. Separating the roles of CEO (or, more rarely, another executive position) and chair generally creates a better governance structure than a combined CEO/chair position. An executive manages the business according to a course the board charts. Executives should report to the board regarding their performance in achieving goals set by the board. This is needlessly complicated when a CEO chairs the board, since a CEO/chair presumably will have a significant influence over the board.
While many companies have an independent lead or presiding director who performs many of the same functions of an independent chair (e.g., setting the board meeting agenda), this alternate form of independent board leadership typically does not provide as robust protection for shareholders as an independent chair.
11  Global Board and CEO Practice. “2024 CEO Transitions: The measure of the market.” Spencer Stuart, February 2025.
12  Spencer Stuart Board Index, 2025, p. 5.

2026 Benchmark Policy Guidelines — United States	14
It can become difficult for a board to fulfill its role of overseer and policy setter when a CEO/chair controls the agenda and the boardroom discussion. Such control can allow a CEO to have an entrenched position, leading to longer-than-optimal terms, fewer checks on management, less scrutiny of the business operation, and limitations on independent, shareholder-focused goal setting by the board.
A CEO should set the strategic course for the company, with the board’s approval, and the board should enable the CEO to carry out the CEO’s vision for accomplishing the board’s objectives. Failure to achieve the board’s objectives should lead the board to replace that CEO with someone in whom the board has confidence.
Likewise, an independent chair can better oversee executives and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. Such oversight and concern for shareholders allows for a more proactive and effective board of directors that is better able to look out for the interests of shareholders.
Further, it is the board’s responsibility to select a chief executive who can best serve a company and its shareholders and to replace this person when his or her duties have not been appropriately fulfilled. Such a replacement becomes more difficult and may happen less frequently when the chief executive is also in the position of overseeing the board.
Moreover, many companies appear to be moving toward more independent board leadership — one study indicates that only 5%of incoming S&P 1500 CEOs in 2024 were awarded the chair title.11 Another study found that 61% of S&P 500 boards separated the CEO and chair roles in 2025 ( up from 37%in 2009) although the same study found that only 42%of S&P 500 boards have truly independent chairs.12
In addition, the Benchmark Policy scrutinizes avowedly “independent” chairs and lead directors. Directors serving in these roles should be unquestionably independent, or the company should not treat them as such.
The Benchmark Policy does not recommend that shareholders vote against CEOs who chair the board. However, it typically supports separating the roles of chair and CEO whenever that question is directly posed in a proxy
(typically in the form of a shareholder proposal).
Further, where a company has neither an independent chair nor independent lead director, the Benchmark
Policy will recommend voting against the chair of the governance committee.
Performance
The most crucial test of a board’s commitment to the company and its shareholders lies in the actions of the board and its members. The Benchmark Policy looks at the performance of these individuals as directors and executives of the company and of other companies where they have served.
A director’s past conduct is often indicative of future conduct and performance. Directors with a history of overpaying executives or of serving on boards where avoidable disasters have occurred often serve on the boards of companies with similar problems. The Benchmark Policy leverages a proprietary database of directors that tracks the performance of directors across companies worldwide.
13  However, where a director has served for less than one full year, the Benchmark Policy will typically not recommend voting against for failure to attend 75% of meetings. Rather, the analysis will include a note regarding the poor attendance with a recommendation to track this issue going forward. The Benchmark Policy will also refrain from recommending opposition to directors when the proxy discloses that the director missed the meetings due to serious illness or other extenuating circumstances.

2026 Benchmark Policy Guidelines — United States	15
Voting Recommendations on the Basis of Performance
The Benchmark Policy typically recommends that shareholders vote against directors who have served on boards or as executives of companies with records of poor performance, inadequate risk oversight, excessive compensation, audit- or accounting-related issues, and/or other indicators of mismanagement or actions against the interests of shareholders. The Benchmark Policy will evaluate such directors based on, among other factors, the length of time passed since the incident giving rise to the concern, shareholder support for the director, the severity of the issue, the director’s role (e.g., committee membership), director tenure at the subject company, whether ethical lapses accompanied the oversight lapse, and evidence of strong oversight at other companies.
Likewise, the backgrounds of those who serve on key board committees are examined to ensure that they have the required skills and diverse backgrounds to make informed judgments about the subject matter for which the committee is responsible.
Many shareholders generally avoid electing directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. The Benchmark Policy typically recommends voting against:
•A director who fails to attend a minimum of 75% of board and applicable committee meetings, calculated in the aggregate.13
•A director who belatedly filed a significant form(s) 4 or 5, or who has a pattern of late filings if the late filing was the director’s fault (the analysis looks at these late filing situations on a case-by-case basis).
•A director who is also the CEO of a company where a serious and material restatement occurred after the CEO had previously certified the pre-restatement financial statements.
•A director who has received two against recommendations under the Benchmark Policy for identical reasons within the prior year at different companies (the same situation must also apply at the company being analyzed).
Furthermore, with consideration given to the company’s overall corporate governance, pay-for-performance alignment and board responsiveness to shareholders, the Benchmark Policy may recommend voting against directors who served throughout a period in which the company performed significantly worse than peers and the directors have not taken reasonable steps to address the poor performance.
Board Responsiveness
Boards should generally be responsive to shareholders when a significant percentage of shareholders vote contrary to the recommendation of management, depending on the issue.
When 20% or more of shareholders vote contrary to management (which occurs when more than 20% of votes on the proposal are cast as “against” and/or abstain), market best practice indicates that boards engage with

2026 Benchmark Policy Guidelines — United States	16
shareholders on the issue and demonstrate some initial level of responsiveness. These include instances when
20% or more of shareholders:
(i)withhold votes from (or vote against) a director nominee; or
(ii)vote against a management-sponsored proposal.
Many investors view a 20% threshold as significant enough to warrant a close examination of the underlying issues and an evaluation of whether the board responded appropriately following the vote, particularly in the case of a vote on executive compensation or on the election of a director. While the 20% threshold alone will not automatically generate a negative vote recommendation under the Benchmark Policy on a future proposal on the same topic, it may be a contributing factor to a recommendation to vote against such a proposal in the event the Benchmark Policy determines that the board did not respond appropriately.
When a majority of shareholders vote contrary to management, boards are generally expected to engage with shareholders on the issue and provide a more robust response to fully address shareholder concerns. These include instances when a majority or more of shareholders:
(i)withhold votes from (or vote against) a director nominee;
(ii)vote against a management-sponsored proposal;
At controlled companies and companies that have multi-class share structures with unequal voting rights, the
Benchmark Policy will carefully examine the level of approval or disapproval attributed to unaffiliated shareholders when determining whether board responsiveness is warranted. In the case of companies that have multi-class share structures with unequal voting rights, the Benchmark Policy will generally examine the level of approval or disapproval attributed to unaffiliated shareholders on a “one share, one vote” basis. At controlled and multi-class companies, when at least 20% or more of unaffiliated shareholders vote contrary to management, market best practice indicates a preference that boards engage with shareholders and demonstrate some initial level of responsiveness, and when a majority or more of unaffiliated shareholders vote contrary to management, the Benchmark Policy will look to boards to engage with unaffiliated shareholders and provide a more robust response to address shareholder concerns.
As a general framework, the evaluation of board responsiveness involves a review of publicly available disclosures (e.g., the proxy statement, annual report, 8-Ks, company website, etc.) released after the date of the company’s last annual meeting through the publication date of the most current Proxy Paper. Depending on the specific issue, the focus typically includes, but is not limited to, the following:
•At the board level, any changes in directorships, committee memberships, disclosure of related party transactions, meeting attendance, or other responsibilities;
•Any revisions made to the company’s articles of incorporation, bylaws or other governance documents;
•Any press or news releases indicating changes in, or the adoption of, new company policies, business practices or special reports; and
•Any modifications made to the design and structure of the company’s compensation program, as well as an assessment of the company’s engagement with shareholders on compensation issues as discussed in the Compensation Discussion & Analysis (CD&A), particularly following a material vote against a company’s say-on-pay.

2026 Benchmark Policy Guidelines — United States	17
•Proxy statement disclosure discussing the board’s efforts to engage with shareholders and the actions taken to address shareholder concerns.
The Benchmark Policy analysis will include a case-by-case assessment of the specific elements of board responsiveness that were examined along with an explanation of how that assessment impacts the current voting recommendations.
Board Responsiveness to Shareholder Proposals
Majority-Supported Shareholder Proposals
Clear action from the board is generally expected when shareholder proposals receive support from a majority of votes cast (excluding abstentions and broker non-votes). This may include fully implementing the request of the shareholder proposal and/or engaging with shareholders on the issue and providing sufficient disclosures to address shareholder concerns.
Significantly Supported Shareholder Proposals
A shareholder proposal that receives significant support (generally more than 30% but less than majority of votes cast) typically reflects concern about an issue by a substantial portion of the company’s shareholders. In these circumstances, many investors expect the board to show an initial level of responsiveness to the concern.
Therefore, in instances where a shareholder proposal has received at least 30% shareholder support, boards should generally engage with shareholders on the issue and provide disclosure addressing shareholder concerns and outreach initiatives. To be clear, this does not involve an expectation that the board fully implement the request of the shareholder proposal. Rather, the Benchmark Policy looks for some level of board outreach and disclosure concerning the issue and the Board’s response to it.
Further, as discussed above, at controlled companies and companies that have multi-class share structures with unequal voting rights, the Benchmark Policy will carefully examine the level of approval or disapproval attributed to unaffiliated shareholders when determining whether board responsiveness is warranted.
The Role of a Committee Chair
Given their assigned leadership role and additional responsibilities, a designated committee chair is generally considered to have primary responsibility for the actions of their respective committee. As such, many of the
Benchmark Policy’s committee-specific voting recommendations are against the applicable committee chair rather than the entire committee (depending on the seriousness of the issue). In cases where the committee chair is not up for election due to a staggered board, and where multiple concerns have been identified, the
Benchmark Policy will generally recommend voting against other members of the committee who are up for election, on a case-by-case basis.
In cases where the Benchmark Policy would ordinarily recommend voting against a committee chair but the chair is not specified, the following general rules are applied:
•If there is no committee chair, the Benchmark Policy will recommend voting against the longest-serving committee member or, if the longest-serving committee member cannot be determined, the longest-
serving board member serving on the committee (i.e., in either case, the “senior director”); and
14  Commission on Public Trust and Private Enterprise. The Conference Board. 2003.

2026 Benchmark Policy Guidelines — United States	18
•If there is no committee chair, but multiple senior directors are serving on the committee, the
Benchmark Policy will recommend voting against both (or all) such senior directors.
In accordance with prevailing market practice, companies should provide clear disclosure of which director is charged with overseeing each committee. In cases where that simple framework is ignored and a reasonable analysis cannot determine which committee member is the designated leader, many investors take the view that shareholder action against the longest serving committee member(s) is warranted. To reiterate, this only applies if the Benchmark Policy would ordinarily recommend voting against the committee chair but there is either no such position or no designated director in such role.
Audit Committees and Performance
Audit committees are integral in overseeing the financial reporting process because stable capital markets depend on reliable, transparent, and objective financial information to support an efficient and effective capital market process. Audit committees play a vital role in providing this disclosure to shareholders.
When assessing an audit committee’s performance, investors should be aware that an audit committee does not prepare financial statements, is not responsible for making the key judgments and assumptions that affect the financial statements, and does not audit the numbers or the disclosures provided to investors. Rather, an audit committee monitors and oversees the process and procedures that management and auditors perform. The
1999 Report and Recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate
Audit Committees stated it best:
A proper and well-functioning system exists, therefore, when the three main groups responsible for financial reporting — the full board including the audit committee, financial management including the internal auditors, and the outside auditors — form a ‘three legged stool’ that supports responsible financial disclosure and active participatory oversight. However, in the view of the Committee, the audit committee must be ‘first among equals’ in this process, since the audit committee is an extension of the full board and hence the ultimate monitor of the process.
Standards for Assessing the Audit Committee
For an audit committee to function effectively on investors’ behalf, it must include members with sufficient knowledge to diligently carry out their responsibilities. In its audit and accounting recommendations, the
Conference Board Commission on Public Trust and Private Enterprise said “members of the audit committee must be independent and have both knowledge and experience in auditing financial matters.”14
Many investors are skeptical of audit committees where there are members that lack expertise as a Certified
Public Accountant (CPA), Chief Financial Officer (CFO) or corporate controller, or similar experience. The
Benchmark Policy will not necessarily recommend voting against members of an audit committee if they lack such expertise on that basis alone. However, where there are indications of poor oversight or problems such as restatements, the lack of relevant skills and experience among audit committee members may contribute to a recommendation to oppose the election of the chair and/or other members of the audit committee.
The Benchmark Policy generally assesses audit committees against the decisions they make with respect to their oversight and monitoring roles. The quality and integrity of the financial statements and earnings reports, the
15  The Benchmark Policy may exempt certain audit committee members from the above threshold if, upon further analysis of relevant factors- such as the director’s experience, the size, industry-mix and location of the companies involved and the director’s attendance at all the companies-it can reasonably be determined that the audit committee member is likely not hindered by multiple audit committee commitments.

2026 Benchmark Policy Guidelines — United States	19
completeness of disclosures necessary for investors to make informed decisions, and the effectiveness of the internal controls should provide reasonable assurance that the financial statements are materially free from errors. The independence of the external auditors and the results of their work all provide useful information by which to assess the audit committee.
When assessing the decisions and actions of the audit committee, the Benchmark Policy typically defers to the judgment of the committee members and generally recommends voting in favor of its members. However, the
Benchmark Policy will consider recommending that shareholders vote against the following:
•All members of the audit committee when options were backdated, there is a lack of adequate controls in place, there was a resulting restatement, and disclosures indicate there was a lack of documentation with respect to the option grants.
•The audit committee chair, if the audit committee does not have a financial expert or the committee’s financial expert does not have a demonstrable financial background sufficient to understand the financial issues unique to public companies.
•The audit committee chair, if the audit committee did not meet at least four times during the year.
•The audit committee chair, if the committee has less than three members.
•Any audit committee member who sits on more than three public company audit committees, unless the audit committee member is a retired CPA, CFO, controller or has similar experience, in which case the limit shall be four committees, taking time and availability into consideration including a review of the audit committee member’s attendance at all board and committee meetings.15
•All members of an audit committee who are up for election and who served on the committee at the time of the audit, if audit and audit-related fees total one-third or less of the total fees billed by the auditor.
•The audit committee chair, when tax and/or other fees are greater than audit and audit-related fees paid to the auditor for more than one year in a row (in which case the Benchmark Policy also recommends against ratification of the auditor).
•The audit committee chair when fees paid to the auditor are not disclosed.
•All members of an audit committee where non-audit fees include fees for tax services (including, but not limited to, such things as tax avoidance or shelter schemes) for senior executives of the company. Such services are prohibited by the Public Company Accounting Oversight Board (PCAOB).
•All members of an audit committee who reappointed an auditor that the Benchmark Policy no longer considers to be independent for reasons unrelated to fee proportions.
•All members of an audit committee when audit fees are excessively low, especially when compared with other companies in the same industry.
16  Auditors are required to report all potential illegal acts to management and the audit committee unless they are clearly inconsequential in nature. If the audit committee or the board fails to take appropriate action on an act that has been determined to be a violation of the law, the independent auditor is required to send a section 10A letter to the SEC. Such letters are rare and therefore should be taken seriously.
17  Research indicates that revenue fraud now accounts for over 60% of SEC fraud cases, and that companies that engage in fraud experience significant negative abnormal stock price declines—facing bankruptcy, delisting, and material asset sales at much higher rates than do non-fraud firms (Committee of Sponsoring Organizations of the Treadway Commission.
“Fraudulent Financial Reporting: 1998-2007.” May 2010).
18 The SEC issued guidance in March 2021 related to classification of warrants as liabilities at special purpose acquisition companies (SPACs). The Benchmark Policy will generally refrain from recommending against audit committee members when the restatement in question is solely as a result of the aforementioned SEC guidance.

2026 Benchmark Policy Guidelines — United States	20
•The audit committee chair, if the committee failed to put auditor ratification on the ballot for shareholder approval. However, if the non-audit fees or tax fees exceed audit plus audit-related fees in either the current or the prior year, then the Benchmark Policy will recommend voting against the entire audit committee.
•All members of an audit committee where the auditor has resigned and reported that a section 10A16 letter has been issued.
•All members of an audit committee at a time when material accounting fraud occurred at the company.17
•All members of an audit committee at a time when annual and/or multiple quarterly financial statements had to be restated, and any of the following factors apply:18
oThe restatement involves fraud or manipulation by insiders;
oThe restatement is accompanied by an SEC inquiry or investigation;
oThe restatement involves revenue recognition;
oThe restatement results in a greater than 5% adjustment to costs of goods sold, operating expense, or operating cash flows; or
oThe restatement results in a greater than 5% adjustment to net income, 10% adjustment to assets or shareholders equity, or cash flows from financing or investing activities.
•All members of an audit committee if the company repeatedly fails to file its financial reports in a timely fashion. For example, the company has filed two or more quarterly or annual financial statements late within the last five quarters.
•All members of an audit committee when it has been disclosed that a law enforcement agency has charged the company and/or its employees with a violation of the Foreign Corrupt Practices
Act (FCPA).
•All members of an audit committee when the company has aggressive accounting policies or lack of sufficient transparency in its financial statements.
•All members of the audit committee when there is a disagreement with the auditor and the auditor resigns or is dismissed (e.g., the company receives an adverse opinion on its financial statements from the auditor).
19  The Council of Institutional Investors. “Corporate Governance Policies,” p. 4, April 5, 2006; and “Letter from Council of
Institutional Investors to the AICPA,” November 8, 2006.

2026 Benchmark Policy Guidelines — United States	21
•All members of the audit committee if the contract with the auditor specifically limits the auditor’s liability to the company for damages.19
•All members of the audit committee who served since the date of the company’s last annual meeting if, since the last annual meeting, the company has reported a material weakness that has not yet been corrected and the company has not disclosed a remediation plan; or when a material weakness has been ongoing for more than one year and the company has not disclosed an updated remediation plan that clearly outlines the company’s progress toward remediating the material weakness.
Material Weaknesses
Effective internal controls over financial reporting should ensure the integrity of companies’ accounting and financial reporting.
The SEC guidance regarding Management's Report on Internal Control Over Financial Reporting requires that reports on internal control should include: (i) a statement of management's responsibility for establishing and maintaining adequate internal control over financial reporting for the company; (ii) management's assessment of the effectiveness of the company's internal control over financial reporting as of the end of the company's most recent fiscal year; (iii) a statement identifying the framework used by management to evaluate the effectiveness of the company's internal control over financial reporting; and (iv) a statement that the registered public accounting firm that audited the company's financial statements included in the annual report has issued an attestation report on management's assessment of the company's internal control over financial reporting.
A material weakness occurs when a company identifies a deficiency, or a combination of deficiencies, in internal controls over financial reporting, such that there is a reasonable possibility that a material misstatement of the company's annual or interim financial statements will not be prevented or detected on a timely basis. Failure to maintain effective internal controls can create doubts regarding the reliability of financial reporting and the preparation of financial statements in accordance with U.S. GAAP and may lead to companies publishing financial statements that are not free of errors or misstatements.
It is the responsibility of audit committees to ensure that material weaknesses are remediated in a timely manner and that companies disclose remediation plans that include detailed steps to resolve a given material weakness. In cases where a material weakness has been ongoing for more than one fiscal year, it is generally expected that the company will disclose an updated remediation plan at least annually thereafter. Updates to existing remediation plans should state the progress the company has made toward remediating the material weakness and the remaining actions the company plans to take until the material weakness is fully remediated.
When a material weakness is reported and the company has not disclosed a remediation plan, or when a material weakness has been ongoing for more than one year and the company has not disclosed an updated remediation plan that clearly outlines its progress toward remediating the material weakness, the Benchmark
Policy will consider recommending that shareholders vote against all members of a company’s audit committee who served on the committee during the time when the material weakness was identified.

2026 Benchmark Policy Guidelines — United States	22
Many investors view audit committee reports that are boilerplate and which provide little or no information or transparency as unfavorable. Therefore, when a problem such as a material weakness, restatement or late filings occurs, the Benchmark Policy will take into consideration the transparency of the audit committee report.
Compensation Committee Performance
Compensation committees have a critical role in determining the compensation of executives. This includes deciding the basis on which compensation is determined, as well as the amounts and types of compensation to be paid. This process begins with the hiring and initial establishment of employment agreements, including the terms for such items as pay, pensions and severance arrangements. It is important in establishing compensation arrangements that compensation be consistent with, and based on the long-term economic performance of, the business’s long-term shareholder returns.
Compensation committees are also responsible for the oversight of the transparency of compensation. This oversight includes disclosure of compensation arrangements, the matrix used in assessing pay for performance, and the use of compensation consultants. In order to ensure the independence of the board’s compensation consultant, market best practice indicates a preference that the compensation committee only engage a compensation consultant that is not also providing any services to the company or management apart from their contract with the compensation committee. It is important to many investors that they have clear and complete disclosure of all the significant terms of compensation arrangements in order to make informed decisions with respect to the oversight and decisions of the compensation committee.
Finally, compensation committees are responsible for oversight of internal controls over the executive compensation process. This includes controls over gathering information used to determine compensation, establishing equity award plans, and granting equity awards. For example, the use of a compensation consultant who maintains a business relationship with company management may cause the committee to make decisions based on information that is compromised by the consultant’s conflict of interests. Lax controls can also contribute to improper awards of compensation such as through granting of backdated or spring-loaded options, or granting of bonuses when triggers for bonus payments have not been met.
A careful review of the CD&A report included in each company’s proxy is central to understanding the actions of the compensation committee. The Benchmark Policy analysis includes a review of the CD&A in the evaluation of the overall compensation practices of a company, as overseen by the compensation committee. The CD&A is also integral to the evaluation of compensation proposals at companies, such as advisory votes on executive compensation.
When assessing the performance of compensation committees, the Benchmark Policy will consider recommending that shareholders vote against the following:
•All members of a compensation committee during whose tenure the committee failed to address shareholder concerns following majority shareholder rejection of the say-on-pay proposal in the previous year. Where the proposal was approved but there was significant shareholder opposition (i.e., greater than 20% of votes cast) to the say-on-pay proposal in the prior year and the board did not respond sufficiently to the vote, including actively engaging shareholders on this issue, the Benchmark
Policy will also consider recommending voting against the chair of the compensation committee or all members of the compensation committee, depending on the severity and history of the compensation problems and the level of shareholder opposition.
20 If a company provides shareholders with a say-on-pay proposal, the Benchmark Policy will initially only recommend voting against the company's say-on-pay proposal and will not recommend voting against the members of the compensation committee unless there is a pattern of failing to align pay and performance and/or the company exhibits egregious compensation practices. For cases in which the disconnect between pay and performance is marginal and the company has outperformed its peers, the Benchmark Policy may consider not recommending against compensation committee members.

2026 Benchmark Policy Guidelines — United States	23
•All members of the compensation committee who are up for election and served on the committee when the company failed to align pay with performance if shareholders are not provided with an advisory vote on executive compensation at the annual meeting.20
•Any member of the compensation committee who has served on the compensation committee of at least two other public companies that have consistently failed to align pay with performance and whose oversight of compensation at the company in question is suspect.
•All members of the compensation committee (during the relevant time period) if the company entered into excessive employment agreements and/or severance agreements.
•All members of the compensation committee when performance goals were changed (i.e., lowered)
when employees failed or were unlikely to meet original goals, or performance-based compensation was paid despite goals not being attained.
•All members of the compensation committee if excessive employee perquisites and benefits were allowed.
•The compensation committee chair if the compensation committee did not meet during the year.
•All members of the compensation committee when the company repriced options or completed a “self tender offer” without shareholder approval within the past two years.
•All members of the compensation committee when vesting of in-the-money options is accelerated.
•All members of the compensation committee when option exercise prices were backdated. The
Benchmark Policy will recommend voting against an executive director who played a role in and participated in option backdating.
•All members of the compensation committee when option exercise prices were spring-loaded or otherwise timed around the release of material information.
•All members of the compensation committee when a new employment contract is given to an executive that does not include a clawback provision and the company had a material restatement, especially if the restatement was due to fraud.
•The chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets.
•All members of the compensation committee during whose tenure the committee failed to implement a shareholder proposal regarding a compensation-related issue, where the proposal received the affirmative vote of a majority of the voting shares at a shareholder meeting, and when a reasonable
21  In all other instances (i.e., a non-compensation-related shareholder proposal should have been implemented) the
Benchmark Policy recommends that shareholders vote against the members of the governance committee.
22  If the board does not have a committee responsible for governance oversight and the board did not implement a shareholder proposal that received the requisite support, the Benchmark Policy will recommend voting against the entire board. If the shareholder proposal at issue requested that the board adopt a declassified structure, the Benchmark Policy will recommend voting against all director nominees up for election.

2026 Benchmark Policy Guidelines — United States	24
analysis suggests that the compensation committee (rather than the governance committee) should have taken steps to implement the request.21
•All members of the compensation committee when the board has materially decreased proxy statement disclosure regarding executive compensation policies and procedures in a manner which substantially impacts shareholders’ ability to make an informed assessment of the company’s executive pay practices.
•All members of the compensation committee when new excise tax gross-up provisions are adopted in employment agreements with executives, particularly in cases where the company previously committed not to provide any such entitlements in the future.
•All members of the compensation committee when the board adopts a frequency for future advisory votes on executive compensation that differs from the frequency approved by shareholders.
•The chair of the compensation committee when” mega-grants” have been granted and the awards present concerns such as excessive quantum, lack of sufficient performance conditions, and/or are excessively dilutive, among others.
Nominating and Governance Committee Performance
The nominating and governance committee is responsible for the board-level governance of the company and its executives. In performing this role, the committee is responsible and accountable for selection of objective and competent board members. It is also responsible for providing leadership on governance policies adopted by the company, such as decisions to implement shareholder proposals that have received a majority vote. At most companies, a single committee is charged with these oversight functions; at others, the governance and nominating responsibilities are apportioned among two separate committees.
Many investors take the view that boards should have diverse backgrounds and members with a breadth and depth of relevant experience and that nominating and governance committees should consider diversity when making director nominations within the context of each specific company and its industry. Shareholders are generally best served when boards make an effort to ensure a constituency that is not only reasonably diverse on the basis of age, race, gender and ethnicity, but also on the basis of geographic knowledge, industry experience, board tenure and culture. For further information on board diversity, please see In-Depth Report:
Board Gender Diversity.
Regarding the committee responsible for governance, the Benchmark Policy will consider recommending that shareholders vote against the following:
•All members of the governance committee22 during whose tenure a shareholder proposal relating to important shareholder rights received support from a majority of the votes cast (excluding abstentions and broker non-votes) and the board has not begun to implement or enact the request of the
23  Where a compensation-related shareholder proposal should have been implemented, and when a reasonable analysis suggests that the members of the compensation committee (rather than the governance committee) bear the responsibility for failing to implement the request, the Benchmark Policy recommends that shareholders only vote against members of the compensation committee.
24  Market expectations are such that one independent individual be appointed to serve as the lead or presiding director.
When such a position is rotated among directors from meeting to meeting, the Benchmark Policy will recommend voting against the governance committee chair as the lack of fixed lead or presiding director means that, effectively, the board does not have an independent board leader.
25  A forum selection clause is a bylaw provision stipulating that a certain state or federal jurisdiction is the exclusive forum for specified legal matters. Such a clause effectively limits a shareholder's legal remedy regarding appropriate choice of venue and related relief.
26  The analysis will evaluate the circumstances surrounding the adoption of any forum selection clause as well as the general provisions contained therein. Where it can be reasonably determined that a forum selection clause is narrowly crafted to suit the particular circumstances facing the company and/or a reasonable sunset provision is included, the
Benchmark Policy may make an exception to this policy.

2026 Benchmark Policy Guidelines — United States	25
proposal.23 Examples of such shareholder proposals include those seeking a declassified board structure, a majority vote standard for director elections, or a right to call a special meeting. In determining whether a board has sufficiently implemented such a proposal, the Benchmark Policy will examine the quality of the right enacted or proffered by the board for any conditions that may unreasonably interfere with the shareholders’ ability to exercise the right (e.g., overly restrictive procedural requirements for calling a special meeting).
•The governance committee chair when the chair is not independent and an independent lead or presiding director has not been appointed.24
•The governance committee chair at companies with a multi-class share structure and unequal voting rights when the company does not provide for a reasonable sunset of the multi-class share structure
(generally seven years or less).
•In the absence of a nominating committee, the governance committee chair when there are fewer than five, or the whole governance committee when there are more than 20 members on the board.
•The governance committee chair when the committee fails to meet during the year.
•The governance committee chair, when, for two consecutive years, the company provides what is considered by the Benchmark Policy to be “inadequate” related party transaction disclosure (i.e., the nature of such transactions and/or the monetary amounts involved are unclear or excessively vague, thereby preventing a shareholder from being able to reasonably interpret the independence status of multiple directors above and beyond what the company maintains is compliant with SEC or applicable stock exchange listing requirements).
•The governance committee chair, when during the past year the board adopted a forum selection clause
(i.e., an exclusive forum provision)25 designating either a state's courts for intra-corporate disputes, and/
or federal courts for matters arising under the Securities Act of 1933 without shareholder approval,26 or if the board is currently seeking shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal.

2026 Benchmark Policy Guidelines — United States	26
•All members of the governance committee during whose tenure the board adopted, without shareholder approval, provisions in its charter or bylaws that, through rules on director compensation, may inhibit the ability of shareholders to nominate directors.
•The governance committee chair, when the board takes actions to limit shareholders’ ability to vote on matters material to shareholder rights (e.g., through the practice of excluding a shareholder proposal by means of ratifying a management proposal that is materially different from the shareholder proposal).
•The governance committee chair when directors’ records for board and committee meeting attendance are not disclosed, or when it is indicated that a director attended less than 75% of board and committee meetings but disclosure is sufficiently vague that it is not possible to determine which specific director’s attendance was lacking.
•The governance committee chair when a detailed record of proxy voting results from the prior annual meeting has not been disclosed.
•The governance committee chair when a company does not clearly disclose the identity of a shareholder proponent (or lead proponent when there are multiple filers) in their proxy statement. For a detailed explanation of this policy, please refer to the comprehensive Benchmark Policy Guidelines for
Shareholder Proposals & ESG-Related Issues, available at www.glasslewis.com/voting-policies-current/.
In addition, the Benchmark Policy may recommend that shareholders vote against the chair of the governance committee, or the entire committee, when the board has amended the company’s governing documents to reduce or remove important shareholder rights, or to otherwise impede the ability of shareholders to exercise such rights, and has done so without seeking shareholder approval. Examples of board actions that may result in such a recommendation include:
•The elimination of the ability of shareholders to call a special meeting or to act by written consent;
•An increase to the ownership threshold required for shareholders to call a special meeting;
•An increase to vote requirements for charter or bylaw amendments; The adoption of provisions that limit the ability of shareholders to pursue full legal recourse — such as bylaws that require arbitration of shareholder claims or that require shareholder plaintiffs to pay the company’s legal expenses in the absence of a court victory (i.e., “fee-shifting” or “loser pays” bylaws);
•The adoption of provisions that limit the ability of shareholders to submit shareholder proposals;
•The adoption of provisions that limit the ability of shareholders to file derivative lawsuits;
•The adoption of a plurality voting standard for the election of directors in lieu of a majority voting standard;
•The adoption of a classified board structure; or
•The elimination of the ability of shareholders to remove a director without cause.
Regarding the nominating committee, the Benchmark Policy will consider recommending that shareholders vote against the following:
27  Considering that shareholder disapproval clearly relates to the director who received a greater than 50% against vote rather than the nominating chair, the Benchmark Policy reviews the severity of the issue(s) that initially raised shareholder concern as well as company responsiveness to such matters, and will only recommend voting against the nominating chair if a reasonable analysis suggests that it would be most appropriate. In rare cases, the Benchmark Policy will consider recommending against the nominating chair when a director receives a substantial (i.e., 20% or more) vote against based on the same analysis.
28 Women and directors that identify with a gender other than male or female.
29 For more information on how the Benchmark Policy applies these diversity considerations, see the Section below on
“Board Diversity”.

2026 Benchmark Policy Guidelines — United States	27
•All members of the nominating committee, when the committee nominated or renominated an individual who had a significant conflict of interest or whose past actions demonstrated a lack of integrity or inability to represent shareholder interests.
•The nominating committee chair, if the nominating committee did not meet during the year.
•In the absence of a governance committee, the nominating committee chair when the chair is not independent, and an independent lead or presiding director has not been appointed.
•The nominating committee chair, when there are fewer than five, or the whole nominating committee when there are more than 20 members on the board.
•The nominating committee chair, when a director received a greater than 50% against vote the prior year and not only was the director not removed, but the issues that raised shareholder concern were not corrected.27
•The chair of the nominating committee of a board that is not at least 30% gender diverse,28 or all members of the nominating committee of a board with no gender diverse directors, at companies within the Russell 3000 index. For companies outside of the Russell 3000 index, the Benchmark Policy will recommend voting against the chair of the nominating committee if there are no gender diverse directors.
•The chair of the nominating committee of a board with fewer than one director from an underrepresented community on the board, at companies within the Russell 1000 index.29
•The nominating committee chair when, alongside other governance or board performance concerns, the average tenure of non-executive directors is 10 years or more and no new independent directors have joined the board in the past five years. The Benchmark Policy will not make recommendations solely on this basis; rather, insufficient board refreshment may be a contributing factor in the recommendations when additional board-related concerns have been identified.
In addition, the Benchmark Policy may consider recommending shareholders vote against the chair of the nominating committee where the board’s failure to ensure the board has directors with relevant experience, either through periodic director assessment or board refreshment, has contributed to a company’s poor performance. Where these issues warrant shareholder opposition and in the absence of both a governance and a nominating committee, the Benchmark Policy will recommend voting against the board chair, unless the chair also serves as the CEO, in which case it will recommend voting against the longest-serving director.
30  A committee responsible for risk management could be a dedicated risk committee, the audit committee, or the finance committee, depending on a given company’s board structure and method of disclosure. At some companies, the entire board is charged with risk management.

2026 Benchmark Policy Guidelines — United States	28
Board-Level Risk Management Oversight
The Benchmark Policy evaluates the risk management function of a public company board on a strictly case-by-
case basis. Sound risk management, while necessary at all companies, is particularly important at financial firms, which inherently maintain significant exposure to financial risk. Market best practice indicates that financial firms should have a chief risk officer reporting directly to the board and a dedicated risk committee or a committee of the board charged with risk oversight. Moreover, many non-financial firms maintain strategies that involve a high level of exposure to financial risk. Similarly, since many non-financial firms have complex hedging or trading strategies, those firms should also have a chief risk officer and a risk committee.
These views on risk oversight are consistent with those expressed by various regulatory bodies. In its December
2009 Final Rule release on Proxy Disclosure Enhancements, the SEC noted that risk oversight is a key competence of the board and that additional disclosures would improve investor and shareholder understanding of the role of the board in the organization’s risk management practices. The final rules, which became effective on February 28, 2010, explicitly require companies and mutual funds to describe (while allowing for some degree of flexibility) the board’s role in the oversight of risk.
When analyzing the risk management practices of public companies, the Benchmark Policy will take note of any significant losses or writedowns on financial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or writedown, and where the company’s board-level risk committee’s poor oversight contributed to the loss, the Benchmark Policy will recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of exposure to financial risk but fails to disclose any explicit form of board-level risk oversight (via a dedicated committee or otherwise),30 the Benchmark Policy will consider recommending a vote against the board chair on that basis.
However, it generally would not recommend voting against a combined chair/CEO, except in egregious cases.
Board Oversight of Environmental and Social Issues
Insufficient oversight of material environmental and social issues can present direct legal, financial, regulatory and reputational risks that could serve to harm shareholder interests. Therefore, shareholders generally benefit when such issues are carefully monitored and managed by companies, and when companies have an appropriate oversight structure in place to ensure that they are mitigating attendant risks and capitalizing on related opportunities to the best extent possible.
To that end, the Benchmark Policy looks to companies to ensure that boards maintain clear oversight of material risks to their operations, including those that are environmental and social in nature. These risks could include, but are not limited to, matters related to climate change, human capital management, diversity, stakeholder relations, and health, safety & environment. Given the importance of the board’s role in overseeing environmental and social risks, this responsibility should be formally designated and codified in the appropriate committee charters or other governing documents.
While it is important that material environmental and social issues are overseen at the board level and that shareholders are afforded meaningful disclosure of these oversight responsibilities, the Benchmark Policy is of the view that that companies should determine the best structure for this oversight. This oversight can be
31 CII Policies on Corporate Governance, 2.7; ICGN Global Principles, 6.2.

2026 Benchmark Policy Guidelines — United States	29
effectively conducted by specific directors, the entire board, a separate committee, or combined with the responsibilities of a key committee.
For companies in the Russell 3000 index and in instances where material oversight concerns are identified, the
Benchmark Policy will review a company’s overall governance practices and identify which directors or board-
level committees have been charged with oversight of environmental and/or social issues. Furthermore, given the importance of the board’s role in overseeing environmental and social risks, the Benchmark Policy will generally recommend voting against the governance committee chair of a company in the Russell 1000 index that fails to provide explicit disclosure concerning the board’s role in overseeing these issues.
When evaluating the board’s role in overseeing environmental and/or social issues, the Benchmark Policy will examine a company’s committee charters and governing documents to determine if the company has codified and maintained a meaningful level of oversight of and accountability for a company’s material environmental and social impacts.
Board Oversight of Technology
Cyber Risk Oversight
Companies and consumers are exposed to a growing risk of cyber-attacks. These attacks can result in customer or employee data breaches, harm to a company’s reputation, significant fines or penalties, and an interruption to a company’s operations. Further, in some instances, cyber breaches can result in national security concerns, such as those impacting companies operating as utilities, defense contractors, and energy companies.
In response to these issues, regulators have increasingly been focused on ensuring companies are providing appropriate and timely disclosures and protections to stakeholders that could have been adversely impacted by a breach in a company’s cyber infrastructure.
On July 26, 2023, the SEC approved final rules requiring public companies to report cybersecurity incidents deemed material within four days of identifying them, detailing their nature, scope, timing, and material impact under Item 1.05 on Form 8-K.
Furthermore, in annual reports, companies must disclose their processes for assessing, identifying, and managing material cybersecurity risks, along with their material effects; and describe whether any risks from prior incidents have materially affected its business strategy, results of operations, or financial condition (or are reasonably likely to), pursuant to Regulation S-K Item 106. Item 106 will also require registrants to describe the board of directors’ oversight of risks from cybersecurity threats and management’s role and expertise in assessing and managing material risks from cybersecurity threats. Similar rules were also adopted for foreign private issuers. The final rules became effective on September 5, 2023.
Given the regulatory focus on, and the potential adverse outcomes from, cyber-related issues, many investors view cyber risk as material for all companies. Accordingly, it is critical that companies evaluate and mitigate these risks to the greatest extent possible. 31 With that view, all issuers are encouraged to provide clear disclosure concerning the role of the board in overseeing issues related to cybersecurity, including how companies are ensuring directors are fully versed on this rapidly evolving and dynamic issue. Such disclosure can help shareholders understand the seriousness with which companies take this issue.

2026 Benchmark Policy Guidelines — United States	30
In the absence of material cyber incidents, the Benchmark Policy will generally not make voting recommendations on the basis of a company’s oversight or disclosure concerning cyber-related issues. However, in instances where cyber-attacks have caused significant harm to shareholders, the board’s oversight of cybersecurity as well as the company’s response and disclosures will be closely evaluated.
Moreover, in instances where a company has been materially impacted by a cyber-attack, it is reasonable for shareholders to expect periodic updates communicating the company’s ongoing progress towards resolving and remediating the impact of the cyber-attack. Shareholders are best served when such updates include (but are not necessarily limited to) details such as when the company has fully restored its information systems, when the company has returned to normal operations, what resources the company is providing for affected stakeholders, and any other potentially relevant information, until the company considers the impact of the cyber-attack to be fully remediated. These disclosures should focus on the company’s response to address the impacts to affected stakeholders and should not reveal specific and/or technical details that could impede the company’s response or remediation of the incident or that could assist threat actors.
In such instances, the Benchmark Policy may recommend against appropriate directors if the board’s oversight, response or disclosure concerning cybersecurity-related issues is found to be insufficient, or are not provided to shareholders.
Board Oversight of Artificial Intelligence
In recent years, companies have rapidly begun to develop and adopt uses for artificial intelligence (AI)
technologies throughout various aspects of their operations. Deployed and overseen effectively, AI technologies have the potential to make companies’ operations and systems more efficient and productive. However, as the use of these technologies has grown, so have the potential risks associated with companies’ development and use of AI. Given these potential risks, boards should be cognizant of, and take steps to mitigate exposure to, any material risks that could arise from their use or development of AI.
Companies that use or develop AI technologies should consider adopting strong internal frameworks that include ethical considerations and ensure they have provided a sufficient level of oversight of AI.  As such, boards may seek to ensure effective oversight and address skills gaps by engaging in continued board education and/or appointing directors with AI expertise. With that view, all companies that develop or employ the use of
AI in their operations should provide clear disclosure concerning the role of the board in overseeing issues related to AI, including how companies are ensuring directors are fully versed on this rapidly evolving and dynamic issue. Such disclosure can help shareholders understand the seriousness with which companies take this issue.
While market best practice indicates that it is important that these issues are overseen at the board level and that shareholders are afforded meaningful disclosure of these oversight responsibilities, generally, companies should determine the best structure for this oversight. This oversight can be effectively conducted by specific directors, the entire board, a separate committee, or combined with the responsibilities of a key committee.
In the absence of material incidents related to a company’s use or management of AI-related issues, the
Benchmark Policy will generally not make voting recommendations on the basis of a company’s oversight of, or disclosure concerning, AI-related issues. However, in instances where there is evidence that insufficient oversight and/or management of AI technologies has resulted in material harm to shareholders, the Benchmark
Policy will review a company’s overall governance practices and identify which directors or board-level committees have been charged with oversight of AI-related risks. It will also closely evaluate the board’s response to, and management of, this issue as well as any associated disclosures and may recommend against
32 This policy will generally apply to companies in the following SASB-defined industries: agricultural products, air freight &
logistics, airlines, chemicals, construction materials, containers & packaging, cruise lines, electric utilities & power generators, food retailers & distributors, health care distributors, iron & steel producers, marine transportation, meat, poultry & dairy, metals & mining, non-alcoholic beverages, oil & gas, pulp & paper products, rail transportation, road transportation, semiconductors, waste management.

2026 Benchmark Policy Guidelines — United States	31
appropriate directors if the board’s oversight, response or disclosure concerning AI-related issues is found to be insufficient.
Board Accountability for Environmental and Social Performance
The Benchmark Policy carefully monitors companies’ performance with respect to environmental and social issues, including those related to climate and human capital management. In situations where a company has not properly managed or mitigated material environmental or social risks to the detriment of shareholder value, or when such mismanagement has threatened shareholder value, the Benchmark Policy may recommend that shareholders vote against the members of the board who are responsible for oversight of environmental and social risks. In the absence of explicit board oversight of environmental and social issues, the Benchmark Policy may recommend that shareholders vote against members of the audit committee. In making these determinations, the Benchmark Policy will carefully review the situation, its effect on shareholder value, as well as any corrective action or other response made by the company.
For more information on how the Benchmark Policy evaluates environmental and social issues, please see the
“Overall Approach to ESG” section of these guidelines as well as the comprehensive Benchmark Policy Guidelines for Shareholder Proposals & ESG-Related Issues, available at www.glasslewis.com/voting-policies-current/.
Board Accountability for Climate-Related Issues
Given the exceptionally broad impacts of a changing climate on companies, the economy, and society in general, climate risk can present a material risk for companies in all industries. Accordingly, it is important that boards consider and evaluate their operational resilience under lower-carbon scenarios. While all companies maintain exposure to climate-related risks, additional consideration should be given to, and disclosure should be provided by, those companies whose own GHG emissions represent a financially material risk. For companies with this increased risk exposure, the Benchmark Policy evaluates whether companies are providing clear and comprehensive disclosure regarding these risks, including how they are being mitigated and overseen. Such information is crucial to allow investors to understand the company’s management of this issue as well as the potential impact of a lower carbon future on the company’s operations.
In line with this view, the Benchmark Policy will carefully examine the climate-related disclosures provided by companies in the S&P 500 index with material exposure to climate risk stemming from their own operations,32 as well as companies where their emissions, climate impacts, or stakeholder scrutiny thereof, represent an outsized, financially material risk, in order to assess whether they have produced disclosures in line with the recommendations of the Task Force on Climate-related Financial Disclosures (TCFD), IFRS S2 Climate-related
Disclosures, or other equivalent climate reporting framework. The Benchmark Policy will also assess whether these companies have disclosed explicit and clearly defined board-level oversight responsibilities for climate-
related issues. In instances where either (or both) of these disclosures are found to be absent or significantly lacking, the Benchmark Policy may recommend voting against the chair of the committee (or board) charged with oversight of climate-related issues, or if no committee has been charged with such oversight, the chair of the governance committee. Further, the Benchmark Policy may extend this recommendation on this basis to
33  For example, the 2015-2016 NACD Public Company Governance Survey states that, on average, directors spent a total of
248.2 hours annual on board-related matters during the past year, which it describes as a “historically high level” that is significantly above the average hours recorded in 2006. Additionally, the 2025 Spencer Stuart Board Index indicates that,
56% of S&P 500 CEOs do not serve on a public company board in addition to their own, while 41.6% of S&P 500 CEOs serve on one additional public board, 1.4% of CEOs serve on two additional public company boards, and no CEOs serve on three.
34 When the executive officer in question serves only as an executive at a special purpose acquisition company (SPAC) the
Benchmark Policy will generally apply the higher threshold of five public company directorships.

2026 Benchmark Policy Guidelines — United States	32
additional members of the responsible committee in cases where the committee chair is not standing for election due to a classified board, or based on other factors, including the company’s size, industry and its overall governance profile.
Director Commitments
Directors should have the necessary time to fulfill their duties to shareholders, as overcommitted directors may pose a material risk to a company’s shareholders, particularly during periods of crisis. In addition, recent research indicates that the time commitment associated with being a director has been on a significant upward trend in the past decade.33 As a result, the Benchmark Policy generally recommends that shareholders vote against a director who serves as an executive officer (other than executive chair) of any public company34 while serving on more than one external public company board, a director who serves as an executive chair of any public company while serving on more than two external public company boards, and any other director who serves on more than five public company boards.
Because executives will primarily devote their attention to executive duties, the Benchmark Policy generally will not recommend that shareholders vote against overcommitted directors at the companies where they serve as an executive.
When determining whether a director’s service on an excessive number of boards may limit the ability of the director to devote sufficient time to board duties, the Benchmark Policy may consider other potentially relevant factors such as the size and location of the other companies where the director serves on the board, the director’s board roles at the companies in question, whether the director serves on the board of any large privately-held companies, the director’s tenure on the boards in question, and the director’s attendance record at all companies. In the case of directors who serve in executive roles other than CEO (e.g., executive chair), the specific duties and responsibilities of that role will be evaluated in determining whether an exception is warranted.
The Benchmark Policy may also refrain from recommending against certain directors if the company provides sufficient rationale for their continued board service. This rationale should allow shareholders to evaluate the scope of the directors’ other commitments, as well as their contributions to the board including specialized knowledge of the company’s industry, strategy or key markets, the diversity of skills, perspective and background they provide, and other relevant factors. The Benchmark Policy will also generally refrain from recommending a vote against a director who serves on an excessive number of boards within a consolidated group of companies in related industries, or a director who represents a firm whose sole purpose is to manage a portfolio of investments which include the company.
35  The Benchmark Policy will generally refrain from recommending against a director who provides consulting services for the company if the director is excluded from membership on the board’s key committees and we have not identified significant governance concerns with the board.
36  The Benchmark Policy does not apply a look-back period for this situation. The interlock policy applies to both public and private companies. On a case-by-case basis, other types of interlocking relationships will be evaluated, such as interlocks with close family members of executives or within group companies. Further, the analysis also evaluates multiple board interlocks among non-insiders (i.e., multiple directors serving on the same boards at other companies), for evidence of a pattern of poor oversight.
37  Refer to the “Governance Structure and the Shareholder Franchise” section for further discussion of anti-takeover measures, including poison pills.

2026 Benchmark Policy Guidelines — United States	33
Other Considerations
In addition to the three key characteristics — independence, performance, experience —used to evaluate board members, the Benchmark Policy also considers conflict-of-interest issues as well as the size of the board of directors when making voting recommendations.
Conflicts of Interest
Board members should be wholly free of identifiable and substantial conflicts of interest, regardless of the overall level of independent directors on the board. Accordingly, the Benchmark Policy recommends that shareholders vote against the following types of directors:
•A CFO who is on the board: The CFO holds a unique position relative to financial reporting and disclosure to shareholders. Due to the critical importance of financial disclosure and reporting, the CFO should report to the board and not be a member of it.
•A director who provides — or a director who has an immediate family member who provides — material consulting or other material, professional services to the company. These services may include legal, consulting,35 or financial services. These relationships may create conflicts for directors, since they may be forced to weigh their own interests against shareholder interests when making board decisions. In addition, a company’s decisions regarding where to turn for the best professional services may be compromised when doing business with the professional services firm of one of the company’s directors.
•A director, or a director who has an immediate family member, who is engaging in airplane, real estate, or similar deals, including perquisite-type grants from the company, amounting to more than $50,000.
Directors who receive these sorts of payments from the company will have to make unnecessarily complicated decisions that may pit their interests against those of shareholders.
•Interlocking directorships: CEOs or other top executives who serve on each other’s boards can create an interlock that poses conflicts that should be avoided to ensure the promotion of shareholder interests above all else.36
•All board members who served at a time when a poison pill with a term of longer than one year was adopted without shareholder approval within the prior twelve months.37 In the event a board is classified and shareholders are, therefore, unable to vote against all directors, the Benchmark Policy will recommend voting against the remaining directors the next year they are up for a shareholder vote. If a poison pill with a term of one year or less was adopted without shareholder approval, and without adequate justification, the Benchmark Policy will consider recommending that shareholders vote against

2026 Benchmark Policy Guidelines — United States	34
all members of the governance committee. If the board has, without seeking shareholder approval, and without adequate justification, extended the term of a poison pill by one year or less in two consecutive years, the Benchmark Policy will consider recommending that shareholders vote against the entire board.
Size of the Board of Directors
While there is no consensus on a universally applicable optimal board size, market best practice indicates that, absent compelling circumstances, boards should have at least five directors to ensure sufficient diversity in decision-making and to enable the formation of key board committees with independent directors. Conversely, boards with more than 20 members will typically suffer under the weight of “too many cooks in the kitchen” and have difficulty reaching consensus and making timely decisions. Sometimes the presence of too many voices can make it difficult to draw on the wisdom and experience in the room by virtue of the need to limit the discussion so that each voice may be heard.
To that end, the Benchmark Policy typically recommends voting against the chair of the nominating committee
(or the governance committee, in the absence of a nominating committee) at a board with fewer than five directors or more than 20 directors.
Controlled Companies
Controlled companies warrant certain exceptions to the Benchmark Policy’s independence standards. The board’s function is to protect shareholder interests; however, when an individual or entity (or group of shareholders party to a formal agreement) owns more than 50% of the voting shares, the interests of the majority of shareholders are the interests of that entity or individual. Consequently, the Benchmark Policy does not apply the usual two-thirds board independence rule and, therefore, will not recommend voting against boards whose composition reflects the makeup of the shareholder base.
Independence Exceptions
The independence exceptions made for controlled companies are as follows:
•The Benchmark Policy does not require that controlled companies have boards that are at least two-
thirds independent. So long as the insiders and/or affiliates are connected with the controlling entity, the presence of non-independent board members is acceptable.
•The compensation committee and nominating and governance committees do not need to consist solely of independent directors.
oStanding nominating and corporate governance committees at controlled companies are unnecessary. Although having a committee charged with the duties of searching for, selecting, and nominating independent directors can be beneficial, the unique composition of a controlled company’s shareholder base can make such committees weak and irrelevant.
oIndependent compensation committees at controlled companies are also unnecessary. Although independent directors are the best choice for approving and monitoring senior executives’ pay, controlled companies serve a unique shareholder base whose voting power ensures the protection of its interests. As such, having affiliated directors on a controlled company’s compensation committee is acceptable. However, given that a controlled company has certain obligations to minority shareholders, many investors agree that insiders should not serve on the

2026 Benchmark Policy Guidelines — United States	35
compensation committee. Therefore, the Benchmark Policy will recommend voting against any insider (the CEO or otherwise) serving on the compensation committee.
•Controlled companies do not need an independent chair or an independent lead or presiding director.
Although an independent director in a position of authority on the board — such as chair or presiding director — can best carry out the board’s duties, controlled companies serve a unique shareholder base whose voting power ensures the protection of its interests.
Size of the Board of Directors
The Benchmark Policy has no board size requirements for controlled companies.
Audit Committee Independence
Despite a controlled company’s status, unlike for the other key committees, market best practice indicates that audit committees should consist solely of independent directors. Regardless of a company’s controlled status, the interests of all shareholders must be protected by ensuring the integrity and accuracy of the company’s financial statements. Allowing affiliated directors to oversee the preparation of financial reports could create an insurmountable conflict of interest. As such, the Benchmark Policy typically recommends that shareholders vote against any affiliated or inside director serving on an audit committee.
Board Responsiveness at Multi-Class Companies
At controlled companies and companies that have multi-class share structures with unequal voting rights, the level of approval or disapproval attributed to unaffiliated shareholders will be carefully examined when determining whether board responsiveness is warranted. In the case of companies that have multi-class share structures with unequal voting rights, the Benchmark Policy analysis will generally include an examination of the level of approval or disapproval attributed to unaffiliated shareholders on a “one share, one vote” basis. At controlled and multi-class companies, when at least 20% or more of unaffiliated shareholders vote contrary to management, boards should engage with shareholders and demonstrate some initial level of responsiveness;
and when a majority or more of unaffiliated shareholders vote contrary to management, boards should engage with unaffiliated shareholders and provide a more robust response to fully address shareholder concerns.
Significant Shareholders
Where an individual or entity holds between 20-50% of a company’s voting power, the Benchmark Policy allows for proportional representation on the board and committees (excluding the audit committee) based on the individual or entity’s percentage of ownership.
Governance Following an IPO, Spin-Off, or Direct Listing
Companies that have recently completed an initial public offering (IPO), spin-off, or direct listing should generally be allowed adequate time to fully comply with marketplace listing requirements and meet basic corporate governance standards. The Benchmark Policy typically refrains from making recommendations on the basis of governance standards (e.g., board independence, committee membership and structure, meeting attendance, etc.) during the one-year period following an IPO.
However, some cases warrant shareholder action against the board of a company that has completed an IPO, spin-off, or direct listing within the past year. When evaluating companies that have recently gone public, the

2026 Benchmark Policy Guidelines — United States	36
analysis will review the terms of the applicable governing documents in order to determine whether shareholder rights are being severely restricted indefinitely. Many investors view board approval of highly restrictive governing documents as a problematic governance practice and believe that such boards have demonstrated that they may subvert shareholder interests following the IPO. In the evaluation of the governing documents, the Benchmark Policy will consider:
•The adoption of anti-takeover provisions, such as a poison pill or classified board.
•Supermajority vote requirements to amend governing documents.
•The presence of exclusive forum or fee-shifting provisions.
•The presence of mandatory arbitration provisions.
•Whether shareholders can call special meetings or act by written consent.
•The voting standard provided for the election of directors.
•The ability of shareholders to remove directors without cause.
•The presence of evergreen provisions in the company’s equity compensation arrangements.
•The presence of a multi-class share structure that does not afford common shareholders voting power that is aligned with their economic interest.
In cases where it has been determined that the board has approved overly restrictive governing documents, the
Benchmark Policy will generally recommend voting against members of the governance committee. If there is no governance committee, or if a portion of such committee members are not standing for election due to a classified board structure, the recommendation may be expanded to additional director nominees, based on who is standing for election.
In cases where, preceding an IPO, the board adopts a multi-class share structure where voting rights are not aligned with economic interest, or an anti-takeover provision, such as a poison pill or classified board, the
Benchmark Policy will generally recommend voting against all members of the board who served at the time of the IPO if the board: (i) did not also commit to submitting these provisions to a shareholder vote at the company’s first shareholder meeting following the IPO; or (ii) did not provide for a reasonable sunset of these provisions (generally three to five years in the case of a classified board or poison pill; or seven years or less in the case of a multi-class share structure). In the case of a multi-class share structure, if these provisions are put to a shareholder vote, the analysis will examine the level of approval or disapproval attributed to unaffiliated shareholders when determining the vote outcome.
Adopting an anti-takeover device can unfairly penalize future shareholders who (except for electing to buy or sell the stock) are unable to weigh in on a matter that could potentially negatively impact their ownership interest. This notion is strengthened when a board adopts a classified board with an infinite duration or a poison pill with a five- to ten-year term immediately prior to going public, thereby insulating management for a substantial amount of time.
In addition, shareholders should also be wary of companies that adopt supermajority voting requirements before their IPO. Absent explicit provisions in the articles or bylaws stipulating that certain policies will be phased out over a certain period of time, long-term shareholders could find themselves in the predicament of having to attain a supermajority vote to approve future proposals seeking to eliminate such policies.
38 Where a company is not included in a relevant stock index (i.e. S&P 500, Russell 1000, or Russell 3000) due to its status as a dual-listed or foreign-incorporated company and has comparable market capitalization as companies included in the relevant index, the Benchmark Policy will generally apply the policies that relate to companies included in the relevant index.

2026 Benchmark Policy Guidelines — United States	37
Governance Following a Business Combination with a Special Purpose Acquisition
Company
The business combination of a private company with a publicly traded special purpose acquisition company
(SPAC) facilitates the private entity becoming a publicly traded corporation. Thus, the business combination represents the private company’s de-facto IPO.  Some cases may warrant shareholder action against the board of a company that has completed a business combination with a SPAC within the past year.
At meetings where shareholders vote on the business combination of a SPAC with a private company, shareholders are generally voting on a new corporate charter for the post-combination company as a condition for approval of the business combination. In many cases, shareholders are faced with the dilemma of having to approve corporate charters that severely restrict shareholder rights to facilitate the business combination.
Therefore, when shareholders are required to approve binding charters as a condition for approval of a business combination with a SPAC, many investors expect that shareholders be provided with advisory votes on material charter amendments as a means to voice their opinions on such restrictive governance provisions.
When evaluating companies that have recently gone public via a business combination with a SPAC, the
Benchmark Policy will review the terms of the applicable governing documents to determine whether shareholder rights are being severely restricted indefinitely and whether these restrictive provisions were put forth for a shareholder vote on an advisory basis at the prior meeting where shareholders voted on the business combination.
In cases where, prior to the combined company becoming publicly traded, the board adopts a multi-class share structure where voting rights are not aligned with economic interest, or an anti-takeover provision, such as a poison pill or classified board, the Benchmark Policy will generally recommend voting against all members of the board who served at the time of the combined company becoming publicly traded if the board: (i) did not also submit these provisions to a shareholder vote on an advisory basis at the prior meeting where shareholders voted on the business combination; (ii) did not also commit to submitting these provisions to a shareholder vote at the company’s first shareholder meeting following the company becoming publicly traded; or (iii) did not provide for a reasonable sunset of these provisions (generally three to five years in the case of a classified board or poison pill; or seven years or less in the case of a multi-class share structure).
As previously stated, the Benchmark Policy takes the view that adopting an anti-takeover device unfairly penalizes future shareholders who (except for electing to buy or sell the stock) are unable to weigh in on a matter that could potentially negatively impact their ownership interest. Accordingly, the same principles outlined in the above section regarding the adoption of anti-takeover devices also apply to companies who have recently completed a business combination.
Dual-Listed or Foreign-Incorporated Companies
For companies that trade on multiple exchanges or are incorporated in foreign jurisdictions but trade only in the
U.S., the Benchmark Policy applies the governance standard most relevant in each situation.38 The Benchmark

2026 Benchmark Policy Guidelines — United States	38
Policy will consider a number of factors in determining which country-specific governance standard to apply, including but not limited to: (i) the corporate governance structure and features of the company including whether the board structure is unique to a particular market; (ii) the nature of the proposals; (iii) the location of the company’s primary listing, if one can be determined; (iv) the regulatory/governance regime that the board is reporting against; and (v) the availability and completeness of the company’s SEC filings.
OTC-listed Companies
Companies trading on the OTC Bulletin Board are not considered “listed companies” under SEC rules and therefore not subject to the same governance standards as listed companies. Nonetheless, more stringent corporate governance standards should be applied to these companies given that their shares are still publicly traded.
When reviewing OTC companies, the analysis will review the available disclosure relating to the shareholder meeting to determine whether shareholders are able to evaluate several key pieces of information, including: (i)
the composition of the board’s key committees, if any; (ii) the level of share ownership of company insiders or directors; (iii) the board meeting attendance record of directors; (iv) executive and non-employee director compensation; (v) related-party transactions conducted during the past year; and (vi) the board’s leadership structure and determinations regarding director independence.
The Benchmark Policy raises particular concern when company disclosure lacks any information regarding the board’s key committees. Committees of the board are an essential tool for clarifying how the responsibilities of the board are being delegated, and specifically for indicating which directors are accountable for ensuring: (i) the independence and quality of directors, and the transparency and integrity of the nominating process; (ii)
compensation programs that are fair and appropriate; (iii) proper oversight of the company’s accounting, financial reporting, and internal and external audits; and (iv) general adherence to principles of good corporate governance.
In cases where shareholders are unable to identify which board members are responsible for ensuring oversight of the above-mentioned responsibilities, the Benchmark Policy may consider recommending against certain members of the board. It is the responsibility of the corporate governance committee to provide thorough disclosure of the board’s governance practices. In the absence of such a committee, it is appropriate to hold the board’s chair or, if such individual is an executive of the company, the longest-serving non-executive board member accountable.
Mutual Fund Boards
Mutual funds, or investment companies, are structured differently from regular public companies (i.e., operating companies). Typically, members of a fund’s advisor are on the board and management takes on a different role from that of regular public companies. Thus, the Benchmark Policy focuses on a short list of requirements, although many of the Benchmark Policy guidelines remain the same.
The following mutual fund policies are similar to the policies for regular public companies:
•Size of the board of directors — The board should be made up of between five and twenty directors.
•The CFO on the board — Neither the CFO of the fund nor the CFO of the fund’s registered investment advisor should serve on the board.

2026 Benchmark Policy Guidelines — United States	39
•Independence of the audit committee — The audit committee should consist solely of independent directors.
•Audit committee financial expert — At least one member of the audit committee should be designated as the audit committee financial expert.
The following differences from regular public companies apply at mutual funds:
•Independence of the board —Market best practice indicates that three-fourths of an investment company’s board should be made up of independent directors. This is consistent with a proposed SEC rule on investment company boards. The Investment Company Act requires 40% of the board to be independent. However, in 2001, the SEC amended the Exemptive Rules to require that a majority of a mutual fund board be independent. In 2005, the SEC proposed increasing the independence threshold to 75%, and the following year a federal appeals court ordered that this rule amendment be put back out for public comment, putting it back into “proposed rule” status. Since mutual fund boards play a vital role in overseeing the relationship between the fund and its investment manager, there is greater need for independent oversight than there is for an operating company board.
•When the auditor is not up for ratification — The Benchmark Policy does not recommend voting against the audit committee if the auditor is not up for ratification. Due to the different legal structure of an investment company compared to an operating company, the auditor of an investment company (i.e., mutual fund) does not conduct the same level of financial review for each investment company as for an operating company.
•Non-independent chair —The Benchmark Policy generally prefers that the roles of a mutual fund’s chair and CEO should be separate. Accordingly, it recommends voting against the chair of an investment company’s nominating committee as well as the board chair if the chair and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director.
•Multiple funds overseen by the same director — Unlike service on a public company board, mutual fund boards require much less of a time commitment. Mutual fund directors typically serve on dozens of other mutual fund boards, often within the same fund complex. The Investment Company Institute’s
(ICI) Overview of Fund Governance Practices, 1994-2012, indicates that the average number of funds served by an independent director in 2012 was 53. Absent evidence that a specific director is hindered from being an effective board member at a fund due to service on other funds’ boards, the Benchmark
Policy does not maintain a cap on the number of outside mutual fund boards that a director can serve
on.
Declassified Boards
Investors broadly view the repeal of staggered boards and the annual election of directors favorably. Generally, staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, the annual election of directors encourages board members to focus on shareholder interests.
Empirical studies have shown: (i) staggered boards are associated with a reduction in a firm’s valuation; and (ii)
in the context of hostile takeovers, staggered boards operate as a takeover defense, which entrenches management, discourages potential acquirers, and delivers a lower return to target shareholders.
39  Lucian Bebchuk, John Coates IV, Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Further
Findings and a Reply to Symposium Participants,” 55 Stanford Law Review 885-917 (2002).
40  Lucian Bebchuk, Alma Cohen, “The Costs of Entrenched Boards” (2004).
41  Lucian Bebchuk, Alma Cohen and Charles C.Y. Wang, “Staggered Boards and the Wealth of Shareholders:  Evidence from a Natural Experiment,” SSRN: http://ssrn.com/abstract=1706806 (2010), p. 26.
42  Spencer Stuart Board Index, 2025, p. 46.
43  Brad Goldberg, Michael Mencher, and Vince Flynn, “Proxy Season Highlights: Shareholder and Management Proposals,”
Cooley LLP, July 22, 2025.

2026 Benchmark Policy Guidelines — United States	40
Some research has indicated that shareholders are worse off when a staggered board blocks a transaction, and that, when a staggered board negotiates a friendly transaction, no statistically significant difference in premium occurs.39 Additional research found that charter-based staggered boards “reduce the market value of a firm by
4% to 6% of its market capitalization” and that “staggered boards bring about, and not merely reflect, this reduction in market value.”40 A subsequent study reaffirmed that classified boards reduce shareholder value, finding “that the ongoing process of dismantling staggered boards, encouraged by institutional investors, could well contribute to increasing shareholder wealth.”41
Shareholders have increasingly come to agree with this view. In 2025, 89% of S&P 500 companies had declassified boards, up from 68% in 2009.42 Management proposals to declassify boards are typically approved with near unanimity and shareholder proposals on the topic often receive strong shareholder support; in 2025, shareholder proposals requesting that companies declassify their boards received average support of 77.9%
(excluding abstentions and broker non-votes).43 Further, in the first half of 2025, over half of all those companies targeted by shareholder proposals requesting that all directors stand for election annually did not recommend that shareholders oppose the resolution, a departure from the more typical management recommendation to vote against shareholder proposals.
Given that declassified boards promote director accountability, the empirical evidence suggesting staggered boards reduce a company’s value, and the established shareholder opposition to such a structure, the
Benchmark Policy supports the declassification of boards and the annual election of directors.
Board Composition and Refreshment
Many investors support routine director evaluation, including independent external reviews, and periodic board refreshment to foster the sharing of diverse perspectives in the boardroom and the generation of new ideas and business strategies. The Benchmark Policy is of the view that the board should evaluate the need for changes to board composition based on an analysis of skills and experience necessary for the company, as well as the results of the director evaluations, as opposed to relying solely on age or tenure limits. When necessary, shareholders can address concerns regarding proper board composition through director elections.
A director’s experience can be a valuable asset to shareholders because of the complex, critical issues that boards face. This said, in rare circumstances, a lack of refreshment can contribute to inadequate board responsiveness to poor company performance.
The Benchmark Policy will note as a potential concern instances where the average tenure of non-executive directors is 10 years or more and no new directors have joined the board in the past five years. While the analysis will highlight this as a potential area of concern, the Benchmark Policy will not make recommendations strictly on this basis, unless other governance or board performance concerns are identified.

2026 Benchmark Policy Guidelines — United States	41
On occasion, age or term limits can be used to remove a director for boards that are unwilling to police their membership and enforce turnover. Some shareholders support term limits to force change in such circumstances.
While age limits can aid board succession planning, the long-term impact of age limits restricts experienced and potentially valuable board members from service through an arbitrary means. Accordingly, many shareholders favor monitoring the board’s overall composition, including the diversity of its members, the alignment of the board’s areas of expertise with a company’s strategy, the board’s approach to corporate governance, and its stewardship of company performance, rather than imposing inflexible rules that don’t necessarily correlate with returns or benefits for shareholders.
However, if a board adopts term/age limits, it should not waive such limits. In cases where the board waives its term/age limits for two or more consecutive years, the Benchmark Policy will generally recommend that shareholders vote against the nominating and/or governance committee chair, unless a compelling rationale is provided for why the board is proposing to waive this rule, such as consummation of a corporate transaction.
Board Diversity
The Benchmark Policy’s approach to providing proxy voting guidance considering diversity factors at U.S.
companies and its display in Proxy Papers was modified in March 2025. For more information, please see the
2025 Supplemental Statement on Diversity Considerations at US Companies.
Many investors consider it important to ensure that the board is composed of directors who have a diversity of skills, thought and experience, as such diversity benefits companies by providing a broad range of perspectives and insights. Accordingly, the Benchmark Policy closely reviews the board’s composition for representation of diverse director candidates. For further information on board diversity, please see In-Depth Report: Board
Gender Diversity.
Board Gender Diversity
The nominating and governance committee is responsible for ensuring sufficient board diversity, or for publicly communicating its rationale or a plan for increasing diversity. As such, the Benchmark Policy will generally recommend voting against the chair of the nominating committee of a board that is not at least 30% gender diverse, or all members of the nominating committee of a board with no gender diverse directors, at companies within the Russell 3000 index. For companies outside the Russell 3000 index, the Benchmark Policy requires a minimum of one gender diverse director.
When making these voting recommendations, a company’s disclosure of its diversity considerations will be carefully reviewed and the Benchmark Policy may refrain from recommending that shareholders vote against directors when boards have provided sufficient rationale for the lack of diversity or a plan to address the lack of diversity, including a timeline of when the board intends to appoint additional gender diverse directors
(generally by the next annual meeting or as soon as reasonably practicable).
The gender diversity recommendations may be extended to additional members of the nominating committee in cases where the committee chair is not standing for election due to a classified board, or based on other factors, including the company’s size and industry, applicable laws in its state of headquarters, and its overall governance profile.

2026 Benchmark Policy Guidelines — United States	42
Board Underrepresented Community Diversity
The Benchmark Policy will generally recommend against the chair of the nominating committee of a board with fewer than one director from an underrepresented community at companies within the Russell 1000 index.
The Benchmark Policy defines “underrepresented community director” as an individual who self-identifies as
Black, African American, North African, Middle Eastern, Hispanic, Latino, Asian, Pacific Islander, Native American,
Native Hawaiian, or Alaskan Native, or who self-identifies as a member of the LGBTQIA+ community. For the purposes of this evaluation, the analysis will rely solely on self-identified demographic information as disclosed in company proxy statements.
When making these voting recommendations,  a company’s disclosure of its diversity considerations will be carefully reviewed and the Benchmark Policy may refrain from recommending that shareholders vote against directors when boards have provided a sufficient rationale or plan to address the lack of diversity on the board, including a timeline to appoint additional directors from an underrepresented community (generally by the next annual meeting or as soon as reasonably practicable).
These recommendations may be extended to additional members of the nominating committee in cases where the committee chair is not standing for election due to a classified board structure, or based on other factors, including the company’s size and industry, applicable laws in its state of headquarters, and its overall governance profile.
State Laws on Diversity
Several states have begun to encourage board diversity through legislation. Some state laws have imposed mandatory board composition requirements, while other states have enacted legislation that encourages companies to diversify their boards, but does not mandate board composition requirements. Furthermore, several states have enacted or considered enacting certain disclosure or reporting requirements in filings made with each respective state annually.
The Benchmark Policy will recommend in accordance with mandatory board composition requirements set forth in applicable state laws when they come into effect. It will generally refrain from recommending shareholder opposition to directors on this basis when applicable state laws do not mandate board composition requirements, are non-binding, or solely impose disclosure or reporting requirements.
Disclosure of Director Diversity and Skills
Company disclosure is critical to allow shareholders to measure the mix of diverse attributes and skills of directors. Accordingly, at companies in the Russell 1000 index, the Benchmark Policy analysis includes a review of how a company’s proxy statement presents: (i) the board’s current percentage of racial/ethnic diversity; (ii)
whether the board’s definition of diversity explicitly includes gender and/or race/ethnicity; (iii) whether the board has adopted a policy requiring women and minorities to be included in the initial pool of candidates when selecting new director nominees (aka “Rooney Rule”); and (iv) board skills disclosure. Such ratings will help inform the assessment of a company’s overall governance and may be a contributing factor in voting recommendations when additional board-related concerns have been identified.
At companies in the Russell 1000 index that have not provided any disclosure in any of the above categories, the
Benchmark Policy will generally recommend voting against the chair of the nominating and/or governance

2026 Benchmark Policy Guidelines — United States	43
committee. Further, when companies in the Russell 1000 index have not provided any disclosure of individual or aggregate racial/ethnic minority board demographic information, the Benchmark Policy will generally recommend voting against the chair of the nominating and/or governance committee.
Proxy Access
In lieu of running their own contested election, proxy access not only allows certain shareholders to nominate directors to company boards but also ensures that the shareholder nominees would be included on the company’s ballot, significantly enhancing the ability of shareholders to play a meaningful role in selecting their representatives. Market best practice generally supports affording shareholders the right to nominate director candidates to management’s proxy as a means to ensure that significant, long-term shareholders have the ability to nominate candidates to the board.
Companies generally seek shareholder approval to amend their bylaws to adopt proxy access in response to shareholder engagement or pressure, usually in the form of a shareholder proposal requesting proxy access, although some companies may adopt some elements of proxy access without prompting. The Benchmark Policy considers several factors when evaluating whether to support proposals for companies to adopt proxy access, including the specified minimum ownership and holding requirement for shareholders to nominate one or more directors, as well as company size, performance and responsiveness to shareholders.
For a discussion of Benchmark Policy approach to shareholder proposals regarding proxy access, refer to Glass
Lewis’ Benchmark Policy Guidelines for Shareholder Proposals & ESG-Related Issues, available at
www.glasslewis.com.
Majority Vote for Election of Directors
To promote a basic level of director accountability, investors broadly agree that companies should require that directors must receive a majority of votes cast to be elected. Unlike a plurality vote standard, a majority voting standard allows shareholders to collectively vote to reject a director they believe will not pursue and protect their best interests, which many investors view as leading to more attentive directors. For a detailed overview of voting standards for director elections in the U.S., please refer to the Market Overview – U.S. Election of
Directors Voting Standards.
Majority Voting Standards
In line with CII’s Policies on Corporate Governance and ICGN’s Global Governance Principles and in accordance with broad investor sentiment, directors should generally be elected by a majority of votes cast in uncontested elections. Further, many investors expect that directors who fail to receive the support of a majority of votes cast in an uncontested election step down from the board as soon as practicable and not be reappointed.
Majority voting standards have been adopted by most large cap and S&P 500 companies. Under a majority voting standard, uncontested nominees are elected to the board when they receive a higher number of votes cast "for" than the number of votes cast "against".
Most, though not all, majority voting policies contain resignation clauses, whereby nominees who fail to receive a majority of shareholder votes must submit their conditional resignation to the board. The board may opt to
44  Spencer Stuart Board Index, 2025, p. 46.

2026 Benchmark Policy Guidelines — United States	44
either accept or reject the nominee's resignation, which gives the board final authority over whether to accept the outcome of the shareholders' vote.
However, majority voting alongside a resignation policy may be viewed by investors as insufficient, because requiring a director to resign is not the same as requiring a majority vote to elect a director. As such, this modified approach does not allow shareholders to have a definitive voice in the election process. As of 2025,
88% of the S&P 500 Index has implemented a resignation policy for directors failing to receive majority shareholder support, compared to 65% in 2009.44
Although shareholders only rarely fail to support directors, the occasional majority vote against a director’s election will likely deter the election of directors with a record of ignoring shareholder interests. The Benchmark
Policy will, therefore, generally support proposals calling for the election of directors by a majority vote, except in cases of contested director elections. Further, most directors who fail to receive a majority shareholder vote in favor of their election do not step down, underscoring the need for true majority voting.
Plurality Voting Standards
Plurality voting remains the default voting standard for uncontested elections of directors at most mid- and small-cap companies. Under a plurality voting standard, director nominees receiving the most “for” votes are elected to office until all available board seats are filled, regardless of whether those nominees receive a majority of votes cast in favor of their election (i.e., more than 50% of the total votes). As a result, in an uncontested election, where the number of director nominees is equal to the number of available board seats, it is possible for a nominee to secure their election by receiving a single “for” vote.
Generally, in a plurality election shareholders who wish to oppose a nominee can only “withhold” their vote, rather than vote “against”. While withholding a vote provides shareholders with a symbolic means of communicating their disapproval of a candidate, it has no legal effect on the outcome of the election and is thus equivalent to an abstention. Though it is rare, this means that in some cases directors receiving a greater number of “withhold” votes than “for” votes can be elected to office.
Conflicting and Excluded Proposals
SEC Rule 14a-8(i)(9) allows companies to exclude shareholder proposals “if the proposal directly conflicts with one of the company’s own proposals to be submitted to shareholders at the same meeting.” On October 22,
2015, the SEC issued Staff Legal Bulletin No. 14H (SLB 14H) clarifying its rule concerning the exclusion of certain shareholder proposals when similar items are also on the ballot. SLB 14H increased the burden on companies to prove to SEC staff that a conflict exists; therefore, many companies still chose to place management proposals alongside similar shareholder proposals in many cases.
During the 2018 proxy season, a new trend in the SEC’s interpretation of this rule emerged. Upon submission of shareholder proposals requesting that companies adopt a lower special meeting threshold, several companies petitioned the SEC for no-action relief under the premise that the shareholder proposals conflicted with management’s own special meeting proposals, even though the management proposals set a higher threshold than those requested by the proponent. No-action relief was granted to these companies; however, the SEC stipulated that the companies must state in the rationale for the management proposals that a vote in favor of

2026 Benchmark Policy Guidelines — United States	45
management’s proposal was tantamount to a vote against the adoption of a lower special meeting threshold. In certain instances, shareholder proposals to lower an existing special meeting right threshold were excluded on the basis that they conflicted with management proposals seeking to ratify the existing special meeting rights.
The exclusion of these shareholder proposals can be problematic as, in these instances, shareholders are not offered any enhanced shareholder right, nor would the approval (or rejection) of the ratification proposal initiate any type of meaningful change to shareholders’ rights.
In instances where companies have excluded shareholder proposals, such as those instances where special meeting shareholder proposals are excluded as a result of “conflicting” management proposals, the Benchmark
Policy will take a case-by-case approach, taking into account the following issues:
•The threshold proposed by the shareholder resolution;
•The threshold proposed or established by management and the attendant rationale for the threshold;
•Whether management’s proposal is seeking to ratify an existing special meeting right or adopt a bylaw that would establish a special meeting right; and
•The company’s overall governance profile, including its overall responsiveness to and engagement with shareholders.
The Benchmark Policy generally favors a 10-15% special meeting right. Accordingly, it will generally recommend voting for management or shareholder proposals that fall within this range. When faced with conflicting proposals, the Benchmark Policy will generally recommend in favor of the lower special meeting right and will recommend voting against the proposal with the higher threshold.
However, in instances where there are conflicting management and shareholder proposals and a company has not established a special meeting right, the Benchmark Policy may recommend that shareholders vote in favor of the shareholder proposal and that they abstain from a management-proposed bylaw amendment seeking to establish a special meeting right. An abstention can ensure that shareholders are sending a clear signal regarding their preference for the appropriate threshold for a special meeting right, while not directly opposing the establishment of such a right.
In cases where the company excludes a shareholder proposal seeking a reduced special meeting right by means of ratifying a management proposal that is materially different from the shareholder proposal, the Benchmark
Policy will generally recommend voting against the chair or members of the governance committee. In other instances of conflicting management and shareholder proposals, the Benchmark Policy will consider the following:
•The nature of the underlying issue;
•The benefit to shareholders of implementing the proposal;
•The materiality of the differences between the terms of the shareholder proposal and management proposal;
•The context of a company’s shareholder base, corporate structure and other relevant circumstances;
and
45 Colleen Honigsberg, Robert Jackson. “Exxon’s Suit Against its Own Shareholders Threatens Valuable Bargaining.”
Promarket. July 16, 2024.

2026 Benchmark Policy Guidelines — United States	46
•A company’s overall governance profile and, specifically, its responsiveness to shareholders as evidenced by a company’s response to previous shareholder proposals and its adoption of progressive shareholder rights provisions.
In recent years, the considerations given by the SEC when determining whether companies may exclude certain shareholder proposals have been dynamic. As of Fall 2025, these changes have accelerated as the SEC has announced a series of current and planned measures that may significantly change the number and type of shareholder proposals that come to a vote at U.S. companies.
While the impact of these changes and how investors respond to them is uncertain at this time, the Benchmark
Policy will generally approach these matters with the basic premise that shareholders should be afforded the opportunity to vote on matters of material importance. To be sure, the Benchmark Policy respects the limitations placed on shareholder proponents, as certain shareholder proposals can unduly burden companies or cross the line between the purview of shareholders and that of the board. It also recognizes that not all shareholder proposals serve the long-term interests of shareholders.
Nonetheless, the Benchmark Policy views the basic right of shareholders to file proposals as critical to the proper functioning of our system of corporate governance and in the best economic interest of all shareholders. A number of important corporate governance reforms, such as declassified boards and majority voting, would not have been achieved without shareholders' willingness and ability to submit proposals, for which they bear the costs and only realize a portion of the benefits. Empirical evidence has shown that even withdrawn shareholder proposals, such as those on executive compensation, can encourage beneficial corporate practices, thereby benefiting all shareholders.45
The SEC’s ongoing changes and their ramifications will be closely monitored as the 2026 proxy season in the
United States approaches. The Benchmark Policy may be updated prior to or during the 2026 proxy season should its approach to these matters change or regulatory developments warrant such an update.
46  “Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury.” p. VIII:20,
October 6, 2008.

2026 Benchmark Policy Guidelines — United States	47
Transparency and Integrity in Financial
Reporting
Auditor Ratification
The auditor’s role as gatekeeper is crucial in ensuring the integrity and transparency of the financial information necessary for protecting shareholder value. Shareholders rely on the auditor to ask tough questions and to do a thorough analysis of a company’s books to ensure that the information provided to shareholders is complete, accurate, fair, and that it is a reasonable representation of a company’s financial position. The only way shareholders can make rational investment decisions is if the market is equipped with accurate information about a company’s fiscal health. As stated in the October 6, 2008 Final Report of the Advisory Committee on the
Auditing Profession to the U.S. Department of the Treasury:
“The auditor is expected to offer critical and objective judgment on the financial matters under consideration, and actual and perceived absence of conflicts is critical to that expectation. The
Committee believes that auditors, investors, public companies, and other market participants must understand the independence requirements and their objectives, and that auditors must adopt a mindset of skepticism when facing situations that may compromise their independence.”
As such, shareholders should demand an objective, competent and diligent auditor who performs at or above professional standards at every company in which the investors hold an interest. Like directors, auditors should be free from conflicts of interest and should avoid situations requiring a choice between the auditor’s interests and those of the shareholders they serve. Almost without exception, shareholders should be able to annually review an auditor’s performance and to annually ratify a board’s auditor selection. Moreover, in October 2008, the Advisory Committee on the Auditing Profession recommended that “to further enhance audit committee oversight and auditor accountability ... disclosure in the company proxy statement regarding shareholder ratification [should] include the name(s) of the senior auditing partner(s) staffed on the engagement.”46
On August 16, 2011, the PCAOB issued a Concept Release seeking public comment on ways that auditor independence, objectivity and professional skepticism could be enhanced, with a specific emphasis on mandatory audit firm rotation. The PCAOB convened several public roundtable meetings during 2012 to further discuss such matters. Auditor rotation can ensure both the independence of the auditor and the integrity of the audit. Accordingly, the Benchmark Policy will typically recommend that shareholders support proposals to require auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years), particularly at companies with a history of accounting problems.
On June 1, 2017, the PCAOB adopted new standards to enhance auditor reports by providing additional important information to investors. For companies with fiscal year end dates on or after December 15, 2017, reports were required to include the year in which the auditor began serving consecutively as the company’s auditor. For large accelerated filers with fiscal year ends of June 30, 2019 or later, and for all other companies with fiscal year ends of December 15, 2020 or later, communication of critical audit matters (CAMs) are also
47  An auditor does not audit interim financial statements. Thus, the Benchmark Policy generally will not oppose auditor ratification due to a restatement of interim financial statements unless the nature of the misstatement is clear from a reading of the incorrect financial statements.

2026 Benchmark Policy Guidelines — United States	48
required. CAMs are matters that have been communicated to the audit committee, are related to accounts or disclosures that are material to the financial statements, and involve especially challenging, subjective, or complex auditor judgment.
The additional reporting requirements are beneficial for investors as they can provide investors with information that is critical to making an informed judgment about an auditor’s independence and performance.
Furthermore, the additional requirements are an important step toward enhancing the relevance and usefulness of auditor reports, which too often are seen as boilerplate compliance documents that lack the relevant details to provide meaningful insight into a particular audit.
Voting Recommendations on Auditor Ratification
The Benchmark Policy will generally recommend support for a company’s choice of auditor, except when there are credible indications that the auditor’s independence or audit integrity may have been compromised. Where a board has not allowed shareholders to review and ratify an auditor, the Benchmark Policy will typically recommend voting against the audit committee chair. When there have been material restatements of annual financial statements or material weaknesses in internal controls, the Benchmark Policy will typically recommend voting against the entire audit committee.
Reasons why the Benchmark Policy may not recommend ratification of an auditor include:
•When audit fees plus audit-related fees total less than the tax fees and/or other non-audit fees.
•Recent material restatements of annual financial statements, including those resulting in the reporting of material weaknesses in internal controls and including late filings by the company where the auditor bears some responsibility for the restatement or late filing.47
•When the auditor performs prohibited services such as tax-shelter work, tax services for the CEO or CFO, or contingent-fee work, such as a fee based on a percentage of economic benefit to the company.
•When audit fees are excessively low, especially when compared with other companies in the same industry.
•When the company has aggressive accounting policies.
•When the company has poor disclosure or lack of transparency in its financial statements.
•Where the auditor limited its liability through its contract with the company or the audit contract requires the corporation to use alternative dispute resolution procedures without adequate justification.
•Presence of other relationships or concerns with the auditor that might suggest a conflict between the auditor’s interests and shareholder interests.
•In determining whether shareholders would benefit from rotating the company’s auditor, where relevant, the Benchmark Policy will consider factors that may call into question an auditor’s effectiveness, including auditor tenure, a pattern of inaccurate audits, and any ongoing litigation or significant controversies. When considering ongoing litigation and significant controversies, the

2026 Benchmark Policy Guidelines — United States	49
Benchmark Policy is mindful that such matters may involve unadjudicated allegations and does not assume the truth of such allegations or that the law has been violated. Instead, the Benchmark Policy focuses more broadly on whether, under the particular facts and circumstances presented, the nature and number of such lawsuits or other significant controversies reflects on the risk profile of the company or suggests that appropriate risk mitigation measures may be warranted.
Pension Accounting Issues
A pension accounting question occasionally raised in proxy proposals is what effect, if any, projected returns on employee pension assets should have on a company’s net income. This issue often arises in the context of executive-compensation and the extent to which pension accounting should be reflected in business performance for purposes of calculating payments to executives.
In accordance with prevailing market practice, pension credits should generally not be included in measuring income that is used to award performance-based compensation. Because many of the assumptions used in accounting for retirement plans are subject to the company’s discretion, management would have an obvious conflict of interest if pay were tied to pension income, as projected income from pensions does not truly reflect a company’s performance.

2026 Benchmark Policy Guidelines — United States	50
The Link Between Compensation and
Performance
The compensation awarded to senior executives is an important area in which the board's priorities are revealed. Executive compensation should be linked directly with the performance of the business the executive is charged with managing. Market best practice indicates that the most effective compensation arrangements provide for an appropriate mix of performance-based short- and long-term incentives in addition to fixed pay elements while promoting a prudent and sustainable level of risk-taking.
Comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which pay is aligned with company performance. The disclosure of performance metrics and goals is an important component in assessing executive compensation. Performance metrics must vary depending on the company and industry, among other factors, and may include a wide variety of financial measures as well as industry-specific performance indicators. However, companies should disclose why the specific performance metrics were selected and how the actions they are designed to incentivize will lead to better corporate performance.
It is rarely in shareholders’ interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders. Shareholders likely do not need nor would they benefit from detailed reports about individual management employees other than the most senior executives.
Advisory Vote on Executive Compensation
(Say-on-Pay)
The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) required most companies to hold an advisory vote on executive compensation at the first shareholder meeting that occurs six months after enactment of the bill (January 21, 2011).
This practice of allowing shareholders a non-binding vote on a company’s compensation report is standard practice in many non-U.S. countries and has been a requirement for most companies in the United Kingdom since 2003 and in Australia since 2005. Although say-on-pay proposals are non-binding, a high level of “against”
or “abstain” votes indicates substantial shareholder concern about a company’s compensation policies and procedures.
Given the complexity of most companies’ compensation programs, the Benchmark Policy applies a highly nuanced approach when analyzing advisory votes on executive compensation. Each company’s compensation is reviewed on a case-by-case basis, recognizing that each company must be examined in the context of industry, size, maturity, performance, financial condition, its historic pay for performance practices, and any other relevant internal or external factors.
Companies should design and apply specific compensation policies and practices that are appropriate to the circumstances of the company and, in particular, will attract and retain competent executives and other staff, while motivating them to grow the company’s long-term shareholder value.

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Where specific policies and practices serve to reasonably align compensation with performance, and such practices are adequately disclosed, the Benchmark Policy will typically recommend that shareholders support the company’s approach. If, however, those specific policies and practices fail to demonstrably link compensation with performance, additional scrutiny is applied and the Benchmark Policy may recommend a vote against the say-on-pay proposal.
Say-on-pay proposals are reviewed on both a qualitative and quantitative basis, with a focus on several main areas:
•The overall design and structure of the company’s executive compensation programs including selection and challenging nature of performance metrics;
•The implementation and effectiveness of the company’s executive compensation programs, including pay mix and use of performance metrics in determining pay levels;
•The quality and content of the company’s disclosure;
•The quantum paid to executives; and
•The link between compensation and performance, as indicated by the company’s current and past pay-
for-performance scores.
Significant changes or modifications are reviewed, including post fiscal year-end changes and one-time awards, particularly where the changes touch upon issues that are material to the alignment between pay and shareholder interests. Additionally, while generally rare in the U.S. market, beneficial features such as, but not limited to, post-vesting and/or post-retirement holding requirements may be viewed positively in the holistic analysis.
Say-on-Pay Voting Recommendations
There are many elements that may drive voting recommendations. Informed by market best practices and widespread investor sentiment, the following factors have been identified as particularly important in
Benchmark Policy voting recommendations:
•Evidence of a pattern of poor pay-for-performance practices (e.g., deficient or failing pay-for-
performance scores or a misalignment between incentive payouts and the shareholder experience),
•Unclear or questionable disclosure regarding the overall compensation structure (e.g., limited information regarding benchmarking processes, limited rationale for bonus performance metrics and targets, etc.),
•Questionable adjustments to certain aspects of the overall compensation structure (e.g., limited rationale for significant changes to performance targets or metrics, the payout of guaranteed bonuses or sizable retention grants, etc.), and/or
•Other egregious compensation practices.
The analysis of executive compensation programs is approached on a case-by-case basis.  All factors related to named executive officer compensation are reviewed, including quantitative analyses, structural features, the presence of effective best practice policies, disclosure quality and trajectory-related factors. Except for particularly egregious pay decisions and practices, no one factor would ordinarily lead to an unfavorable

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recommendation under the Benchmark Policy without a review of the company’s rationale and/or the influence of such decisions or practices on other aspects of the pay program, most notably the company’s ability to align executive pay with performance and the shareholder experience.
Although not an exhaustive list, the following factors are generally viewed negatively under the Benchmark
Policy:
•Inappropriate or outsized self-selected peer groups and/or benchmarking issues such as compensation targets set well above the median without adequate justification;
•Egregious or excessive bonuses, equity awards, perquisites or severance payments, including golden handshakes and golden parachutes;
•Insufficient response to low shareholder support on prior say-on-pay and/or other related compensation proposals;
•Problematic contractual payments, such as guaranteed bonuses;
•Adjustments to performance results that lead to problematic pay outcomes;
•Insufficiently challenging performance targets and/or high potential payout opportunities;
•Performance targets that are lowered without justification;
•Discretionary bonuses paid when short- or long-term incentive plan targets were not met;
•High executive pay relative to peers that is not justified by outstanding company performance; and
•Inappropriate terms for the long-term incentive plans (please see “Long-Term Incentives” for more information).
The aforementioned issues influence the assessment of the structure of a company’s compensation program.
Structure is evaluated on a “Good, Fair, Poor” rating scale whereby a “Good” rating represents a  compensation program with little to no concerns and market-leading practices, a “Fair” rating represents a  compensation program with some concerns but general adherence to best practices and a “Poor” rating represents a compensation program that deviates significantly from best practice or contains one or more egregious compensation practices. However, it should be noted that this rating is independent of any qualitative assessment used in Glass Lewis’s proprietary pay-for-performance model.
It is important for companies to provide investors with clear and complete disclosure of all the significant terms of compensation arrangements. Similar to structure, disclosure is evaluated on a “Good, Fair, Poor” rating scale.
A “Good” rating represents a thorough discussion of all elements of compensation with rationale. A “Fair” rating represents an adequate discussion of all or most elements of compensation with rationale. A “Poor” rating represents an incomplete or absent discussion of compensation. In instances where a company has simply failed to provide sufficient disclosure of its policies, the Benchmark Policy may recommend that shareholders oppose this proposal solely on this basis, regardless of the appropriateness of compensation levels. Regulatory disclosure rules such as smaller reporting company disclosure standards may condone the omission of key executive compensation information. However, companies should provide sufficient information in the proxy statement to enable shareholders to vote in an informed manner.

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In general, most companies will fall within the “Fair” range for both structure and disclosure, and the “Good”
and “Poor” ratings to highlight outliers.
Where egregious compensation practices are identified, shareholder opposition to the compensation committee may be recommended under the Benchmark Policy based on the practices or actions of its members during the year. Such practices may include approving large one-off payments, the inappropriate, unjustified use of discretion, or sustained poor pay for performance practices. (Refer to the section on "Compensation Committee
Performance" for more information.)
Company Responsiveness
When companies receive a significant level of shareholder opposition to a say-on-pay proposal, defined as when more than 20% of votes on the proposal are cast as “against” and/or “abstain”, it is considered best practice for the board to demonstrate a commensurate level of engagement and responsiveness to the concerns behind the disapproval, with a particular focus on responding to shareholder feedback. When assessing the level of opposition to say-on-pay proposals, the level of opposition among disinterested shareholders as an independent group may also be examined. While sweeping changes may not be made to a compensation program without due consideration, the Benchmark Policy is of the view that the compensation committee should demonstrate its responsiveness to significant opposition in its proxy statement. Although a majority of shareholders may still have voted in favor of the proposal, the average approval rate for say-on-pay proposals is typically above 90%, and support levels substantially below this level are outside of the norm. In general, market expectations regarding the minimum appropriate levels of responsiveness will correspond to the level of shareholder opposition, as expressed both through the magnitude of opposition in a single year, and whether shareholder disapproval continues over a sustained period.
Appropriate responses to significant opposition to compensation plans include engagement with shareholders, especially those that dissented to the proposal, to identify their concerns where possible, and, where reasonable, implementing changes and/or making commitments that directly address those concerns within the company’s compensation program. In cases where particularly egregious pay decisions caused a say-on-pay proposal to fail, any changes made that directly address structural concerns about the pay decision are considered. In the absence of any evidence in the disclosure that the board is actively engaging shareholders on these issues and responding accordingly, the Benchmark Policy may hold compensation committee members accountable for failing to adequately respond to shareholder opposition. Regarding such recommendations, careful consideration will be given to the level of shareholder opposition, the severity of the issue, and the company’s historical compensation practices.
Pay for Performance
An integral part of a well-structured compensation package is a successful link between pay and performance.
The Glass Lewis proprietary pay-for-performance model, which serves as the primary quantitative analysis, was developed to better evaluate the link between pay and performance. Generally, compensation and performance are measured against a peer group of appropriate companies that may overlap, to a certain extent, with a company’s self-disclosed peers. This quantitative analysis provides a consistent framework and historical context for clients to determine how well companies link executive compensation to relative performance. The methodology takes a scorecard-based approach in evaluating pay-and-performance alignment. Final alignment

2026 Benchmark Policy Guidelines — United States	54
scores are determined by the weighted sum of up to six tests, each with their own severity rating.  Overall scores and ratings range as follows:
•Severe Concern: 0 to 20 points
•High Concern: 21 to 40 points
•Medium Concern: 41 to 60 points
•Low Concern: 61 to 80 points
•Negligible Concern: 81 to 100 points
The individual tests are as follows:
•Granted CEO Pay vs. TSR
•Granted CEO Pay vs. Financial Performance
•CEO STI Payouts vs. TSR
•Total Granted NEO Pay vs. Financial Performance
•CEO Compensation-Actually-Paid (“CAP”) vs. TSR
•Qualitative Factors (Downward Modifier)
Separately, a specific comparison between the company’s executive pay levels and its peers’ executive pay levels may be discussed in the analysis for additional insight into the score. Likewise, a specific comparison between the company’s performance and its peers’ performance may be reflected in the analysis for further context.
Companies that demonstrate a weaker link (an overall rating of “Severe Concern” or “High Concern”) are more likely to receive a negative recommendation under the Benchmark Policy; however, other qualitative factors are considered in developing recommendations, as each company is reviewed on a case-by-case basis. These additional factors include, but are not limited to: (i) the overall incentive structure; (ii) the trajectory of the program and any disclosed future changes; (iii) the operational, economic and business context for the year in review; (iv) the relevance of selected performance metrics; and (v) reasonable long-term payout levels. These factors may provide sufficient rationale for the Benchmark Policy to recommend in favor of a proposal even if there is an identified disconnect between pay and performance.
In determining the peer groups used in Glass Lewis’s pay-for-performance scores, a proprietary methodology is utilized that considers both market and industry peers, along with each company’s self-disclosed peers and peers of those company-disclosed peers. Each component is considered on a weighted basis and is subject to size-based ranking and screening. Since the peer group is based on an independent, proprietary technique, it will often differ from the one used by the company which, in turn, could affect the resulting analyses. While Glass
Lewis’s independent, rigorous methodology provides a valuable perspective on the company’s compensation program, the company’s self-selected peer group may also be presented in the Proxy Paper for comparative purposes and for supplemental analyses.

2026 Benchmark Policy Guidelines — United States	55
Short-Term Incentives
A short-term bonus or incentive (STI) should be demonstrably tied to performance. Whenever possible, a mix of corporate and individual performance measures is appropriate. Based on prevailing market practice, it is generally expected that performance measures for STI plans are based on company-wide or divisional financial measures as well as non-financial, qualitative or non-formulaic factors, such as those related to safety, environmental issues, and customer satisfaction, when such metrics are material to the company’s overall health. While companies operating in different sectors or markets may seek to utilize a wide range of metrics, these measures should be appropriately tied to a company’s business drivers.
The Benchmark Policy also looks for the disclosure of the threshold, target and maximum performance goals and corresponding payout levels that can be achieved under STI plans and expects stretching performance targets for the maximum award to be achieved. Any increase in the potential target and maximum award should be clearly justified to shareholders, as should any decrease in target and maximum performance goals from the previous year.
Disclosure of some measures or performance targets may include commercially confidential information.
Therefore, in some cases, it may be reasonable to exclude such information, as long as the company provides sufficient justification for non-disclosure. However, where a short-term bonus has been paid, companies are generally expected to disclose the extent to which performance has been achieved against relevant targets, including disclosure of the actual target achieved.
Where management has received significant short-term incentive payments but overall performance and/or the shareholder experience over the measurement year prima facie appears to be poor or negative, the Benchmark
Policy looks to companies to provide a clear explanation of why these significant short-term payments were made. Also, it is generally expected that any significant changes to the program structure should be accompanied by rationalizing disclosure. Further, where a company has applied upward discretion, which includes lowering goals mid-year, increasing calculated payouts or retroactively pro-rating performance periods, a robust discussion of why the decision was necessary is warranted.
Adjustments to GAAP figures may be considered in assessing the effectiveness of the incentive at tying executive pay with performance. Where companies use non-GAAP or bespoke metrics, clear reconciliations between these figures and GAAP figures in audited financial statements should be provided. Moreover, in circumstances where significant adjustments were applied to performance results, thorough, detailed discussion of adjustments akin to a GAAP-to-non-GAAP reconciliation and their impact on payouts within the proxy statement could be warranted. The absence of such enhanced disclosure for significant adjustments will impact the assessment of the quality of disclosure and, in turn, may play a role in the Benchmark Policy’s recommendation on a company’s the advisory vote on executive compensation.
The Benchmark Policy recognizes the importance of the compensation committee’s prudent and responsible exercise of discretion over incentive pay outcomes to account for significant, material events that would otherwise be excluded from performance results of selected metrics of incentive programs. For instance, litigation settlement charges are typically removed from non-GAAP results before the determination of formulaic incentive payouts, or health and safety failures may not be reflected in performance results where companies do not expressly include health and safety metrics in incentive plans. Such events may nevertheless be consequential to corporate performance results, impact the shareholder experience, and, in some cases, present financially material risks. Conversely, certain events may adversely impact formulaic payout results despite being outside executives' control. The Benchmark Policy looks to companies to provide thorough

2026 Benchmark Policy Guidelines — United States	56
discussion of how such events were considered in the committee’s decisions to exercise discretion over incentive payouts.
The use of a non-formulaic plan, alone, does not generally result in a recommendation against a pay program under the Benchmark Policy. If a company has chosen to rely primarily on a subjective assessment or the board’s discretion in determining short-term bonuses, a meaningful discussion of the board’s rationale in determining the bonuses paid as well as a rationale for the use of a non-formulaic mechanism is reviewed within the proxy statement. Particularly where the aforementioned disclosures are substantial and satisfactory, such a structure will not provoke serious concern in the analysis on its own. However, in conjunction with other significant issues in a program’s design or operation, such as a disconnect between pay and performance, the absence of a cap on payouts, or a lack of performance-based long-term awards, the use of a non-formulaic bonus may contribute to a negative recommendation under the Benchmark Policy.
Long-Term Incentives
Equity-based incentive programs, which are often the primary long-term incentive (LTI) for executives, are generally the most significant portion of the overall compensation program. When used appropriately, these programs can provide a vehicle for linking an executive’s pay to company performance, thereby aligning an executive’s interests with those of shareholders. In addition, equity-based compensation can be an effective way to attract, retain and motivate key employees.
There are certain elements that are common to most well-structured LTI plans. These include:
•No re-testing or lowering of performance conditions;
•Performance metrics that cannot be easily manipulated by management;
•Two or more performance metrics;
•At least one relative performance metric that compares the company’s performance to a relevant peer group or index;
•Vesting and/or performance periods of at least three years;
•Stretching metrics that incentivize executives to strive for outstanding performance while not encouraging excessive risk-taking;
•Reasonable individual award limits;
•Equity granting practices that are clearly disclosed; and
•Additional post-vesting holding periods to encourage long-term executive share ownership.
In evaluating long-term incentive grants, prevailing market practice generally indicates that at least half of the grant should consist of performance-based awards, putting a material portion of executive compensation at-risk and that the award should be demonstrably linked to the performance of the company. While LTI program structures that do not meet this criterion are noted, such concerns are unlikely to result in negative recommendations under the Benchmark Policy in the absence of other significant issues with program design or operation. Changes to program structure which result in significant reductions or elimination of performance-
based vesting conditions will be assessed on a case-by-case basis. Given the resultant reduction in rigor, if

2026 Benchmark Policy Guidelines — United States	57
changes are not paired with meaningful revisions to other aspects of the program, such as pay quantum and vesting periods, and/or lack a cogent rationale, they are likely to be viewed negatively by many investors.
As with the short-term incentive, many investors recognize the importance of the compensation committee’s judicious and responsible exercise of discretion over incentive pay outcomes to account for significant events that would otherwise be excluded from performance results of selected metrics of incentive programs.
Companies should provide thorough discussion of how such events were considered in the committee’s decisions to exercise discretion or refrain from applying discretion over incentive pay outcomes. Furthermore, considerations related to the use of non-GAAP metrics under the STI plan similarly apply to the long-term incentive program.
Performance measures should be carefully selected and should relate to the specific business/industry in which the company operates and, especially, to the key value drivers of the company’s business. As with the short-
term incentive plans, the basis for any adjustments to metrics or results should be clearly explained, as should the company’s judgment on the use of discretion and any significant changes to the performance program structure.
While the Benchmark Policy recognizes the inherent complexity of certain performance metrics, measuring a company’s performance with multiple metrics can provide a more complete picture of the company’s performance than a single metric. Further, reliance on just one metric may focus too much management attention on a single target and is, therefore, more susceptible to manipulation. When utilized for relative measurements, external benchmarks such as a sector index or peer group should be disclosed, as should the rationale for the selection of a specific index or peer group. Internal performance benchmarks should also be disclosed, unless a reasonable case for confidentiality is made and fully explained. Similarly, actual performance and vesting levels for previous grants earned during the fiscal year should be disclosed.
When evaluating potential changes to LTI plans and determining the impact of additional stock awards, the
Benchmark Policy will evaluate the relative success of a company’s compensation programs, particularly with regard to existing equity-based incentive plans, in linking pay and performance. Within this context, the pay-for-
performance analyses for the company (see above for more information) and specifically the proportion of total compensation that is stock-based is also reviewed.
Grants of Front-Loaded Awards
Many U.S. companies have chosen to provide large grants, usually in the form of equity awards, that are intended to serve as compensation for multiple years. This practice, often called front-loading, is taken up either in the regular course of business or as a response to specific business conditions and with a predetermined objective. The so-called “mega-grant” (an outsized award to one individual sometimes valued at over $100 million) is sometimes, but not always, provided as a front-loaded award. The Benchmark Policy is generally wary of this granting approach, and, accordingly, may weigh these grants with particular scrutiny.
While the use of front-loaded awards is intended to lock in executive service and incentives, the same rigidity also raises the risk of effectively tying the hands of the compensation committee. As compared with a more responsive annual granting schedule program, front-loaded awards may preclude improvements or changes that reflect evolving business strategies or to respond to other unforeseen factors. Additionally, if structured poorly, early vesting of such awards may reduce or eliminate the retentive power at great cost to shareholders. The considerable emphasis on a single grant can place intense pressure on every facet of its design, amplifying any potential perverse incentives and creating greater room for unintended consequences. In particular, provisions

2026 Benchmark Policy Guidelines — United States	58
around changes of control or separations of service must ensure that executives do not receive excessive payouts that do not reflect shareholder experience or company performance.
A company’s rationale for granting awards under this structure is considered in the analysis, and market expectations are such that any front-loaded awards also include a firm commitment not to grant additional awards for a defined period, as is commonly associated with this practice. Even when such a commitment is provided, unexpected circumstances may lead the board to make additional payments or awards for retention purposes, or to incentivize management towards more realistic goals or a revised strategy. Many investors take a negative view if a company breaks its commitment not to grant further awards, particularly if a convincing rationale is not provided. The multi-year nature of these awards generally lends itself to significantly higher compensation figures in the year of grant than might otherwise be expected. In the qualitative analysis of the grants of front-loaded awards to executives, the Benchmark Policy will consider the quantum of the award on an annualized basis and it may be compared to prior practice and peer data, among other benchmarks.
Additionally, for awards that are granted in the form of equity, the total potential dilutive effect of such award on shareholders is considered.
In situations where the front-loaded award was meant to cover a certain portion of the regular long-term incentive grant for each year during the covered period, analysis of the value of the remaining portion of the regular long-term incentives granted during the period covered by the award will account for the annualized value of the front-loaded portion. Further, the general expectation is that no supplemental grant is awarded during the vesting period of the front-loaded portion.
Linking Executive Pay to Environmental and Social Criteria
Explicit environmental and/or social (E&S) criteria in executive incentive plans, when used appropriately, can serve to provide both executives and shareholders a clear line of sight into a company’s ESG strategy, ambitions, and targets. The inclusion of E&S metrics in compensation programs should be predicated on each company’s unique circumstances. In order to establish a meaningful link between pay and performance, companies must consider factors including their industry, size, risk profile, maturity, performance, financial condition, and any other relevant internal or external factors.
When a company is introducing E&S criteria into executive incentive plans, it is important that shareholders are provided with sufficient disclosure to allow them to understand how these criteria align with the company’s strategies. Additionally, there may be situations where certain E&S performance criteria are reasonably viewed as prerequisites for executive performance, as opposed to behaviors and conditions that need to be incentivized, such as the use of metrics that award executives for ethical behavior or compliance with policies and regulations. Companies should generally provide shareholders with disclosures that clearly lay out the rationale for selecting specific E&S metrics, the target-setting process, and corresponding payout opportunities.
Particularly in the case of qualitative metrics, shareholders should be provided with a clear understanding of the basis on which the criteria will be assessed. Where quantitative targets have been set, shareholders are best served when these are disclosed on an ex-ante basis, or the board should outline why it believes it is unable to do so.
The Benchmark Policy is mindful that not all compensation schemes lend themselves to the inclusion of E&S metrics and is of the view that companies should retain flexibility in not only choosing to incorporate E&S metrics in their compensation plans, but also in the placement of these metrics. For example, some companies may determine that including E&S criteria in the annual bonus may help to incentivize the achievement of short-

2026 Benchmark Policy Guidelines — United States	59
term milestones and allow for more maneuverability in strategic adjustments to long-term goals. Other companies may determine that their long-term sustainability targets are best achieved by incentivizing executives through metrics included in their long-term incentive plans.
One-Time Awards
Shareholders have shown a general wariness of awards granted outside of the standard incentive schemes, as such awards have the potential to undermine the integrity of a company’s regular incentive plans and/or the link between pay and performance. If the existing incentive programs fail to provide adequate incentives to executives, companies should redesign their compensation programs rather than make additional grants.
However, the Benchmark Policy reviews grants of supplemental awards on a case-by-case and company-by-
company basis to give adequate consideration for unique circumstances. Companies should provide a thorough description of the awards, including a cogent and convincing explanation of their necessity and why existing awards do not provide sufficient motivation and a discussion of how the quantum of the award and its structure were determined. Further, such awards should be tied to future service and performance whenever possible.
Additionally, the Benchmark Policy looks to companies making supplemental or one-time awards to describe if and how the regular compensation arrangements will be affected by these additional grants. In reviewing a company’s use of supplemental awards, the terms and size of the grants in the context of the company’s overall incentive strategy and granting practices are evaluated, as well as the current operating environment.
Contractual Payments and Arrangements
Beyond the quantum of contractual payments, the design of any entitlement is considered. Certain executive employment terms that may help to drive a negative recommendation under the Benchmark Policy, include, but are not limited to:
•Excessively broad change in control triggers;
•Inappropriate severance entitlements;
•Inadequately explained or excessive sign-on arrangements;
•Guaranteed bonuses (especially as a multiyear occurrence); and
•Failure to address any concerning practices in amended employment agreements.
In general, shareholders are wary of terms that are excessively restrictive in favor of the executive, or that could potentially incentivize behaviors that are not in a company’s best interest.
Sign-on Awards and Severance Benefits
There may be certain costs associated with transitions at the executive level. In evaluating the size of severance and sign-on arrangements, the Benchmark Policy considers the executive’s regular target compensation level, or the sums paid to other executives (including the recipient’s predecessor, where applicable).

2026 Benchmark Policy Guidelines — United States	60
Sign-on arrangements should be clearly disclosed and accompanied by a meaningful explanation of the payments and the process by which the amounts were reached. Further, the details of and basis for any “make-
whole” payments (paid as compensation for awards forfeited from a previous employer) should be provided.
With respect to severance, companies should abide by predetermined payouts in most circumstances. While in limited circumstances some deviations may not be inappropriate, shareholders should be provided with a meaningful explanation of any additional or increased benefits agreed upon outside of regular arrangements.
However, where such predetermined payouts are considered particularly problematic or unfavorable to shareholders, the execution of such payments may result in a negative recommendation under the Benchmark
Policy for the advisory vote on executive compensation.
In the U.S. market, most companies maintain severance entitlements based on a multiple of salary and, in many cases, bonus. Prevailing market practice indicates that a multiple of three or less is reasonable, even in the case of a change in control. The basis and total value of severance should be reasonable and should not exceed the upper limit of general market practice. The inclusion of long-term incentives in cash severance calculations is generally considered inappropriate, particularly given the commonality of accelerated vesting of outstanding long-term incentives and the proportional weight of long-term incentives as a component of total pay. However, the Benchmark Policy will account for additional considerations when reviewing atypically structured compensation approaches.
Change in Control
Double-trigger change in control arrangements, which require both a change in control and termination or constructive termination, are widely regarded as best practice. Any arrangement that is not explicitly double-
trigger may be considered a single-trigger or modified single-trigger arrangement. Companies that allow for committee discretion over the treatment of unvested awards should commit to providing clear rationale for the committee’s ultimate decision as to how such awards will be treated in the event a change in control occurs.
Further, excessively broad definitions of change in control are potentially problematic as they may lead to situations where executives receive additional compensation where no meaningful change in status or duties has occurred.
Excise Tax Gross-ups
Among other entitlements, many investors are strongly opposed to excise tax gross-ups related to IRC § 4999 and their expansion, especially where no consideration is given to the safe harbor limit. The inclusion of excise tax gross-up provisions in new agreements or the addition of such provisions to amended agreements is not acceptable under normal circumstances. In consideration of the fact that minor increases in change-in-control payments can lead to disproportionately large excise taxes, the potential negative impact of tax gross-ups could far outweigh any retentive benefit.
Depending on the circumstances, the addition of new gross-ups around this excise tax may lead the Benchmark
Policy to recommend against a company’s say-on-pay proposal, the chair of the compensation committee, or the entire committee, particularly in cases where a company had previously committed not to provide any such entitlements. For situations in which the addition of new excise tax gross-ups will be provided in connection with a specific change-in-control transaction, this policy may be applied to the say-on-pay proposal, the golden

2026 Benchmark Policy Guidelines — United States	61
parachute proposal and recommendations related to the compensation committee for all involved corporate parties, as appropriate.
Amended Employment Agreements
The Benchmark Policy may view any contractual arrangements providing for problematic pay practices that are not addressed in materially amended employment agreements as a missed opportunity on the part of the company to align its policies with current best practices. Such problematic pay practices include, but are not limited to, excessive change in control entitlements, modified single-trigger change in control entitlements, excise tax gross-ups, and multi-year guaranteed awards.
Recoupment Provisions (Clawbacks)
On October 26, 2022, the SEC adopted Rule 10D-1 under the Securities Exchange Act of 1934. The rule mandates national securities exchanges and associations to promulgate new listing standards requiring companies to maintain recoupment policies (“clawback provisions”). The final clawback listing standards were approved by the
SEC, effective October 2, 2023, and required listed companies to adopt a compliant policy by December 1,  2023.
Clawback provisions play an important role in mitigating excessive risk-taking that may be encouraged by poorly structured variable incentive programs. Current listing standards require recoupment of erroneously awarded payouts to current and former executive officers in the event of an accounting restatement or correction to previous financial statements that is material to the current period, regardless of fault or misconduct.
Excessive risk-taking that can materially and adversely impact shareholders may not necessarily result in such restatements. As such, clawback policies should allow recovery from current and former executive officers in the event of a restatement of financial results or similar revision of performance indicators upon which the awards were based. Additionally, recoupment policies should provide companies with the ability to claw back variable incentive payments (whether time-based or performance-based) when there is  evidence of problematic decisions or actions, such as material misconduct, a material reputational failure, material risk management failure, or a material operational failure, the consequences of which have not already been reflected in incentive payments and where recovery is warranted.
In situations where the company ultimately determines not to follow through with recovery, the Benchmark
Policy will determine the appropriateness of such determination on a case-by-case basis. In particular, it will carefully evaluate whether the company has provided a thorough, detailed discussion of the company's decision to not pursue recoupment and, if applicable, how the company has otherwise rectified the disconnect between executive pay outcomes and negative impacts of their actions on the company and the shareholder experience.
The absence of such enhanced disclosure may impact the assessment of the quality of disclosure and, in turn, may play a role in the overall Benchmark Policy recommendation for the advisory vote on executive compensation. The clawback policy should provide recoupment authority regardless of whether the employment of the executive officer was terminated with or without cause.
Hedging of Stock
The hedging of shares of the companies where executives are employed can sever the alignment of interests of the executive with shareholders. In line with market best practice, companies should adopt strict policies to prohibit executives from hedging the economic risk associated with their share ownership in the company.

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Pledging of Stock
Shareholders should examine the facts and circumstances of each company, rather than apply a one-size-fits-all policy regarding employee stock pledging. Shareholders benefit when employees, particularly senior executives, have meaningful financial interest in the success of the company under their management. As such, there can be benefits to measures designed to encourage employees to both buy shares out of their own pocket and to retain shares they have been granted; blanket policies prohibiting stock pledging may discourage executives and employees from doing either.
However, depending on a host of factors, the pledging of shares can present a risk that an executive with a significant number of pledged shares and limited other assets may have an incentive to take steps to avoid a forced sale of shares in the face of a rapid stock price decline. Therefore, to avoid substantial losses from a forced sale to meet the terms of the loan, the executive may have an incentive to boost the stock price in the short term in a manner that is unsustainable, thus hurting shareholders in the long term. Concerns regarding pledging may not apply to less senior employees, given the latter group’s significantly more limited influence over a company’s stock price. Therefore, the issue of pledging shares should be reviewed in that context, as should policies that distinguish between the two groups.
The benefits of stock ownership by executives and employees may outweigh the risks of stock pledging, depending on many factors. As such, the Benchmark Policy may consider all relevant factors in evaluating proposed policies, limitations and prohibitions on pledging stock, including:
•The number of shares pledged;
•The percentage executives’ pledged shares are of outstanding shares;
•The percentage executives’ pledged shares are of each executive’s shares and total assets;
•Whether the pledged shares were purchased by the employee or granted by the company;
•Whether there are different policies for purchased and granted shares;
•Whether the granted shares are time-based or performance-based;
•The overall governance profile of the company;
•The volatility of the company’s stock (in order to determine the likelihood of a sudden stock price drop);
•The nature and cyclicality, if applicable, of the company’s industry;
•The participation and eligibility of executives and employees in pledging;
•The company’s current policies regarding pledging and any waiver from these policies for employees and executives; and
•Disclosure of the extent of any pledging, particularly among senior executives.
Executive Ownership Guidelines
The alignment between shareholder interests and those of executives helps to ensure that executives are acting in the best long-term interests of disinterested shareholders. Companies should facilitate this relationship through the adoption and enforcement of meaningful minimum executive share ownership requirements. They

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should clearly disclose their executive ownership requirements in their CD&A, as well as how the various types of outstanding equity awards are counted or excluded from the ownership level calculation.
In determining whether executives have met the requirements or not, the inclusion of unearned performance-
based full value awards and/or unexercised stock options without cogent rationale may be viewed as problematic. While the inclusion of unearned performance-based equity in the ownership determination renders executive share ownership policies somewhat less effective, performance-based equity compensation still can play an important role in the separate issue of aligning executive pay with performance.
Compensation Consultant Independence
As mandated by Section 952 of the Dodd-Frank Act, as of January 11, 2013, the SEC approved listing requirements for both the NYSE and NASDAQ which require compensation committees to consider six factors in assessing compensation advisor independence. According to the SEC, “no one factor should be viewed as a determinative factor.” This six-factor assessment is an important process for every compensation committee to undertake but companies employing a consultant for board compensation, consulting and other corporate services should provide clear disclosure beyond just a reference to examining the six points, in order to allow shareholders to review the specific aspects of the various consultant relationships.
Compensation consultants are engaged to provide objective, disinterested, and expert advice to the compensation committee. When the consultant or its affiliates receive substantial income from providing other services to the company, the potential for a conflict of interest arises and the independence of the consultant may be jeopardized. Therefore, Benchmark Policy may note the potential for a conflict of interest when the fees paid to the advisor or its affiliates for other services exceed those paid for compensation consulting.
CEO Pay Ratio
As mandated by Section 953(b) of the Dodd-Frank Wall Street Consumer and Protection Act, beginning in 2018, issuers are required to disclose the median annual total compensation of all employees except the CEO, the total annual compensation of the CEO or equivalent position, and the ratio between the two amounts. The pay ratio is displayed as a data point in Proxy Papers, as available. While the pay ratio has the potential to provide additional insight when assessing a company’s pay practices, at this time it is not a determinative factor in the
Benchmark Policy’s voting recommendations. However, the underlying data may help shareholders evaluate the rationale for certain executive pay decisions such as increases in fixed pay levels.
Frequency of Say-on-Pay
The Dodd-Frank Act requires companies to allow shareholders a non-binding vote on the frequency of say-
on-pay votes (i.e., every one, two or three years). Additionally, Dodd-Frank requires companies to hold such votes on the frequency of say-on-pay votes at least once every six years.
The submission of say-on-pay votes to shareholders every year is widely regarded as market best practice. The time and financial burdens to a company regarding an annual vote are relatively small and incremental and are outweighed by the benefits to shareholders through more frequent accountability. Implementing biannual or triennial votes on executive compensation limits shareholders’ ability to hold the board accountable for its compensation practices through means other than voting against the compensation committee. Unless a

2026 Benchmark Policy Guidelines — United States	64
company provides a compelling rationale or unique circumstances for say-on-pay votes less frequent than annually, the Benchmark Policy will generally recommend that shareholders support annual votes on compensation.
Vote on Golden Parachute Arrangements
The Dodd-Frank Act requires companies to provide shareholders with a separate non-binding vote on approval of golden parachute compensation arrangements in connection with certain change-in-control transactions.
However, if the golden parachute arrangements have previously been subject to a say-on-pay vote which shareholders approved, then this required vote is waived.
The narrative and tabular disclosure of golden parachute arrangements benefits shareholders. The Benchmark
Policy analyzes each golden parachute arrangement on a case-by-case basis, taking into account, among other items: the nature of the change-in-control transaction, the ultimate value of the payments particularly compared to the value of the transaction, any excise tax gross-up obligations, the tenure and position of the executives in question before and after the transaction, any new or amended employment agreements entered into in connection with the transaction, and the type of triggers involved (i.e., single vs. double). In cases where new problematic features, such as excise tax gross-up obligations or new and excessive  single-trigger entitlements, are introduced in a golden parachute proposal, such features may contribute to a negative recommendation under the Benchmark Policy. This does not only apply to the golden parachute proposal under review, but may also apply to the next say-on-pay proposal or the reelection of members of the compensation committee of any involved corporate parties.
Equity-Based Compensation Proposals
Equity compensation awards, when not abused, can be useful for retaining employees and providing an incentive for them to act in a way that will improve company performance. Equity-based compensation plans are critical components of a company’s overall compensation program, and the Benchmark Policy assesses such plans accordingly based on both quantitative and qualitative factors.
Quantitative analyses assess the plan’s cost and the company’s pace of granting utilizing a number of different tests, comparing the program with absolute limits that are key to equity value creation and with a carefully chosen peer group. In general, the analysis seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company’s financial performance. Each of the analyses (and their constituent parts) are weighted and the plan is scored in accordance with that weight.
The program’s expected annual expense is compared with the business’s operating metrics to help determine whether the plan is excessive in light of company performance. The plan’s expected annual cost is also compared to the enterprise value of the firm rather than to market capitalization because the employees, managers and directors of the firm contribute to the creation of enterprise value but not necessarily market capitalization (the biggest difference is seen where cash represents the vast majority of market capitalization).
Finally, relative comparisons with averages are not relied on exclusively because, in addition to creeping averages serving to inflate compensation, some absolute limits are warranted.

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Qualitative aspects of the plan such as plan administration, the method and terms of exercise, repricing history, express or implied rights to reprice, and the presence of evergreen provisions are also considered in the
Benchmark Policy evaluation of equity plans. The choice and use of, and difficulty in meeting, the awards’
performance metrics and targets, if any, are closely reviewed. Significant changes to the terms of a plan should be clearly indicated explained for shareholders. Other factors, such as a company’s size and operating environment, may also be relevant in assessing the severity of concerns or the benefits of certain changes.
Finally, a company’s executive compensation practices in certain situations may be considered as applicable.
The Benchmark Policy evaluates equity plans based on certain overarching principles:
•Companies should seek more shares only when needed;
•Requested share amounts or share reserves should be conservative in size so that companies must seek shareholder approval every three to four years (or more frequently);
•If a plan is relatively expensive, it should not grant options solely to senior executives and board members;
•Dilution of annual net share count or voting power, along with the “overhang” of incentive plans, should be limited;
•Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and should be in line with the peer group;
•The expected annual cost of the plan should be proportional to the business’s value;
•The intrinsic value that option grantees received in the past should be reasonable compared with the business’s financial results;
•Plans should not permit repricing of stock options without shareholder approval;
•Plans should not contain excessively liberal administrative or payment terms;
•Plans should not count shares in ways that understate the potential dilution, or cost, to common shareholders. This refers to “inverse” full-value award multipliers;
•Selected performance metrics should be challenging and appropriate, and should be subject to relative performance measurements; and
•Stock grants should be subject to minimum vesting and/or holding periods sufficient to ensure sustainable performance and promote retention.
Meanwhile, for individual equity award proposals where the recipient of the proposed grant is also a large shareholder of the company whose vote can materially affect the passage of the proposal, the company should strongly consider the level of approval from disinterested shareholders before proceeding with the proposed grant. Potential conflicts of interests are noted when vote outcomes can be heavily influenced by the recipient of the grant. A required abstention vote or non-vote from the recipient for an equity award proposal in these situations can help to avoid such conflicts and reflects broad investor sentiment. This favorable feature will be weighed alongside the structure, disclosure, dilution, provided rationale, and other provisions related to the individual award to assess the award’s alignment with long-term shareholder interests.

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Option Exchanges and Repricing
The Benchmark Policy generally opposes the repricing of employee and director options regardless of how it is accomplished. Employees should have some downside risk in their equity-based compensation program and repricing eliminates any such risk. As shareholders have substantial risk in owning stock, the equity compensation of employees and directors should be similarly situated to align their interests with those of shareholders. This will facilitate appropriate risk- and opportunity-taking for the company by employees.
Option grantees who believe they will be “rescued” from underwater options may be more inclined to take unjustifiable risks. Moreover, a predictable pattern of repricing or exchanges substantially alters a stock option’s value because options that will practically never expire deeply out of the money are worth far more than options that carry a risk of expiration.
In short, repricings and option exchange programs change the bargain between shareholders and employees after the bargain has been struck.
There is one circumstance in which a repricing or option exchange program may be acceptable: if macroeconomic or industry trends, rather than specific company issues, cause a stock’s value to decline dramatically and the repricing is necessary to motivate and retain employees. In viewing the company’s stock decline as part of a larger trend, it is generally expected that the impact approximately reflects the market or industry price decline in terms of timing and magnitude. In this circumstance, it is fair to conclude that option grantees may be suffering from a risk that was not foreseeable when the original “bargain” was struck. In such a scenario, the Benchmark Policy may recommend support for a repricing or option exchange program only if sufficient conditions are met.
The following features are viewed positively when assessing a repricing or exchange proposal:
•Officers and board members are not able to participate in the program; and
•The exchange is value-neutral or value-creative to shareholders using very conservative assumptions.
In evaluating the appropriateness of the program design, the Benchmark Policy considers the inclusion of the following features:
•The vesting requirements on exchanged or repriced options are extended beyond one year;
•Shares reserved for options that are reacquired in an option exchange will permanently retire (i.e., will not be available for future grants) so as to prevent additional shareholder dilution in the future; and
•Management and the board make a cogent case for needing to motivate and retain existing employees, such as being in a competitive employment market.
Option Backdating, Spring-Loading and Bullet-Dodging
Option backdating, and the related practices of spring-loading and bullet-dodging, are generally viewed as egregious actions that warrant holding the appropriate management and board members responsible. These practices are similar to repricing options and eliminate much of the downside risk inherent in an option grant that is designed to induce recipients to maximize shareholder return.
48 Lucian Bebchuk, Yaniv Grinstein and Urs Peyer. “LUCKY CEOs.” (2006).

2026 Benchmark Policy Guidelines — United States	67
Backdating an option is the act of changing an option’s grant date from the actual grant date to an earlier date when the market price of the underlying stock was lower, resulting in a lower exercise price for the option. In past studies, over 270 companies were identified which have disclosed internal or government investigations into their past stock-option grants.
Spring-loading is granting stock options while in possession of material, positive information that has not been disclosed publicly, whereas bullet-dodging is delaying the grants of stock options until after the release of material, negative information. This can allow option grants to be made at a lower price either before the release of positive news or following the release of negative news, assuming the stock’s price will move up or down in response to the information. This raises a concern similar to that of insider trading, or the trading on material non-public information.
The exercise price for an option is determined on the day of grant, providing the recipient with the same market risk as an investor who bought shares on that date. However, where options were backdated, the executive or the board (or the compensation committee) changed the grant date retroactively. The new date may be at or near the lowest price for the year or period. This would be like allowing an investor to look back and select the lowest price of the year at which to buy shares.
A 2006 study of option grants made between 1996 and 2005 at 8,000 companies found that option backdating can be an indication of poor internal controls. The study found that option backdating was more likely to occur at companies without a majority independent board and with a long-serving CEO; both factors, the study concluded, were associated with greater CEO influence on the company’s compensation and governance practices.48
Where a company granted backdated options to an executive who is also a director, the Benchmark Policy may recommend voting against that individual, regardless of who decided to make the award. In addition, it may recommend voting against those directors who either approved or allowed backdating. Executives and directors who either benefited from backdated options or authorized the practice have failed to act in the best interests of shareholders.
Given the severe tax and legal liabilities to the company from backdating, the Benchmark Policy will consider recommending shareholders oppose members of the audit committee who served when options were backdated, a restatement occurs, material weaknesses in internal controls exist, and disclosures indicate there was a lack of documentation. These committee members failed in their responsibility to ensure the integrity of the company’s financial reports.
When a company has engaged in spring-loading or bullet-dodging, the Benchmark Policy will consider recommending against members of the compensation committee where there has been a pattern of granting options at or near historic lows. In those instances, the Benchmark Policy will also recommend voting against executives serving on the board who benefited from the spring-loading or bullet-dodging.
Director Compensation Plans
Non-employee directors should receive reasonable and appropriate compensation for the time and effort they spend serving on the board and its committees. However, a balance is required. Fees should be competitive in order to retain and attract qualified individuals, but excessive fees represent a financial cost to the company and

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potentially compromise the objectivity and independence of non-employee directors. The Benchmark Policy will consider supporting compensation plans that include option grants or other equity-based awards that help to align the interests of outside directors with those of shareholders. However, to ensure directors are not incentivized in the same manner as executives but rather serve as a check on imprudent risk-taking in executive compensation plan design, equity grants to directors should not be performance-based. Where an equity plan exclusively or primarily covers non-employee directors as participants, the plan should not provide for performance-based awards in any capacity.
When non-employee director equity grants are covered by the same equity plan that applies to a company’s broader employee base, Glass Lewis’ propriety equity model may be used, alongside analyst review, to guide the
Benchmark Policy’s voting recommendations. If such a plan broadly allows for performance-based awards to directors or explicitly provides for such grants, the Benchmark Policy may recommend against the overall plan on this basis, particularly if the company has granted performance-based awards to directors in past.
Employee Stock Purchase Plans
Employee stock purchase plans (ESPPs) can provide employees with a sense of ownership in their company and help strengthen the alignment between the interests of employees and shareholders. ESPPs are evaluated by assessing the expected discount, purchase period, expected purchase activity (if previous activity has been disclosed) and whether the plan has a “lookback” feature. Except for the most extreme cases, the Benchmark
Policy will generally support these plans given the regulatory purchase limit of $25,000 per employee per year.
The number of shares requested for an ESPP will also be assessed to see if it significantly contributes to overall shareholder dilution or result in shareholders not having a chance to approve the program for an excessive period of time. The Benchmark Policy will generally recommend against ESPPs that contain “evergreen”
provisions that automatically increase the number of shares available under the ESPP each year.
Executive Compensation Tax Deductibility — Amendment to
IRC 162(M)
The “Tax Cut and Jobs Act” of 2017 had significant implications for Section 162(m) of the Internal Revenue Code,
a provision that allowed companies to deduct compensation in excess of $1 million for the CEO and the next three  most highly compensated executive officers, excluding the CFO, if the compensation is performance-
based and is paid under shareholder-approved plans. Amendments to equity plans and changes to compensation programs in response to the elimination of tax deductions under 162(m) are generally not problematic. This specifically holds true if such modifications contribute to the maintenance of a sound performance-based compensation program.
As grandfathered contracts may continue to be eligible for tax deductions under the transition rule for Section
162(m), companies may therefore submit incentive plans for shareholder approval to take advantage of the tax deductibility afforded under 162(m) for certain types of compensation.
Best practice for companies is to provide robust disclosure to shareholders so that they can make fully informed judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, disclosure should include specific performance metrics, a maximum award pool, and a maximum award

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amount per employee. It is also important to analyze the estimated grants to see if they are reasonable and in line with the company’s peers.
The Benchmark Policy typically recommends voting against a 162(m) proposal where: (i) a company fails to provide at least a list of performance targets; (ii) a company fails to provide one of either a total maximum or an individual maximum; or (iii) the proposed plan or individual maximum award limit is excessive when compared with the plans of the company’s peers.
The company’s record of aligning pay with performance (as evaluated using Glass Lewis’s proprietary pay-for performance model) also plays a role in recommendations. Where a company has a record of setting reasonable pay relative to business performance, the Benchmark Policy generally recommends voting in favor of a plan even if the plan caps seem large relative to peers, because there may be value in special pay arrangements for continued exceptional performance.
Overall, the Benchmark Policy is of the view that it is generally not in shareholders’ best interests to vote against such a plan and forgo the potential tax benefit, since shareholder rejection of such plans will not curtail the awards; it will only prevent the tax deduction associated with them.

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Governance Structure and the Shareholder
Franchise
Amendments to the Certificate of Incorporation and/or
Bylaws
The Benchmark Policy evaluates proposed amendments to a company's certificate of incorporation and/or bylaws on a case-by-case basis. In general, it will recommend voting for amendments that are unlikely to have a material negative impact on shareholders' interests. Accordingly, the Benchmark Policy generally recommends voting for proposed technical amendments to a company’s certificate of incorporation and/or bylaws, such as editorial amendments or the necessary reflection of changes to corporate law.
The Benchmark Policy is strongly opposed to the practice of bundling several amendments under a single proposal because it prevents shareholders from reviewing each amendment on its own merit. In such cases, each proposed change will be analyzed on an individual basis, and the Benchmark Policy will recommend voting for the proposal only when, on balance, the amendments are in the best interests of shareholders. Material concerns with a single proposed amendment may lead to a recommendation that shareholders oppose all proposed amendments where these are bundled into a single proposal.
Anti-Takeover Measures
Poison Pills (Shareholder Rights Plans)
Many investors view poison pill plans unfavorably. They can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can, thus, prevent shareholders from receiving a buy-out premium for their stock. The Benchmark Policy typically recommends that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.
Generally, boards should be given wide latitude in directing company activities and in charting a company’s course. However, on an issue such as this, where the link between the shareholders’ financial interests and their right to consider and accept buyout offers is substantial, shareholders should be allowed to vote on whether they support such a plan’s implementation. This issue is different from other matters that are typically left to board discretion. Its potential impact on, and relation to, shareholders is direct and substantial. It is also an issue in which management interests may be different from those of shareholders; thus, ensuring that shareholders have a voice in this matter is the only way to safeguard their interests.
In certain circumstances, the Benchmark Policy will support a poison pill plan that is limited in scope to accomplish a particular objective, such as the closing of an important merger, or a plan that contains a reasonable qualifying offer clause. The Benchmark Policy will consider supporting a poison pill plan if the qualifying offer clause includes each of the following attributes:
49  Section 382 of the Internal Revenue Code refers to a “change of ownership” of more than 50 percentage points by one or more 5% shareholders within a three-year period. The statute is intended to deter the “trafficking” of net operating losses.

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•The form of offer is not required to be an all-cash transaction;
•The offer is not required to remain open for more than 90 business days;
•The offeror is permitted to amend the offer, reduce the offer, or otherwise change the terms;
•There is no fairness opinion requirement; and
•There is a low to no premium requirement.
Where these requirements are met, it is generally accepted that shareholders will have the opportunity to voice their opinion on any legitimate offer.
NOL Poison Pills
The Benchmark Policy may consider supporting a limited poison pill in the event that a company seeks shareholder approval of a rights plan for the express purpose of preserving Net Operating Losses (NOLs). While companies with NOLs can generally carry these losses forward to offset future taxable income, Section 382 of the Internal Revenue Code limits companies’ ability to use NOLs in the event of a “change of ownership.”49 In this case, a company may adopt or amend a poison pill (NOL pill) in order to prevent an inadvertent change of ownership by multiple investors purchasing small chunks of stock at the same time, and thereby preserve the ability to carry the NOLs forward. Often such NOL pills have trigger thresholds much lower than the common
15% or 20% thresholds, with some NOL pill triggers as low as 5%.
In many cases, companies will propose the adoption of bylaw amendments that specifically restrict certain share transfers, in addition to proposing the adoption of a NOL pill. In general, if the Benchmark Policy supports the terms of a particular NOL pill, it will generally support the additional protective amendment in the absence of significant concerns with the specific terms of that proposal.
As with traditional poison pills, NOL pills may deter shareholders from accumulating a position and submitting buyout offers, and potentially serve as entrenchment mechanisms. Certain features, such as low thresholds combined with acting in concert provisions, among other concerning terms, may disempower shareholders and insulate the board and management. When acting in concert provisions are present within the terms of a NOL pill, concerns may be raised as to the true objective of the pill.
Acting in concert provisions broaden the definition of beneficial ownership to prohibit parallel conduct. Parallel conduct includes instances when multiple shareholders who are party to a formal or informal agreement collaborate to influence the board and management of a company. These provisions aggregate the ownership of such shareholders towards the NOL pill’s triggering threshold. Acting in concert provisions broadly limit the voice of shareholders and may diminish their ability to engage in a productive dialogue with the company and with other shareholders. When a board adopts defensive measures without engaging with shareholders, the
Benchmark Policy generally raises concerns regarding the board’s decisions and the overall governance of the company.
As such, NOL pills are evaluated on a strictly case-by-case basis, taking into consideration, among other factors:
(i) the value of the NOLs to the company; (ii) the likelihood of a change of ownership based on the size of the holdings and the nature of the larger shareholders; (iii) the trigger threshold; (iv) the duration of the plan (i.e.,

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whether it contains a reasonable “sunset” provision, generally one year or less);  (v) the inclusion of an acting in concert provision; (vi) whether the pill is implemented following the filing of a Schedule 13D by a shareholder or there is evidence of hostile activity or shareholder activism; and (vii) if the pill is subject to periodic board review and/or shareholder ratification.
Shareholders should be offered the opportunity to vote on any adoption or renewal of a NOL pill regardless of any potential tax benefit that it offers a company. As such, the Benchmark Policy may recommend voting against those members of the board who served at the time when an NOL pill was adopted without shareholder approval within the prior twelve months and where the NOL pill is not subject to shareholder ratification.
Fair Price Provisions
Fair price provisions, which are rare, require that certain minimum price and procedural requirements be observed by any party that acquires more than a specified percentage of a corporation’s common stock. The provision is intended to protect minority shareholders when an acquirer seeks to accomplish a merger or other transaction which would eliminate or change the interests of these shareholders. The provision is generally applied against the acquirer unless the takeover is approved by a majority of “continuing directors” and holders of a majority, in some cases a supermajority as high as 80%, of the combined voting power of all stock entitled to vote to alter, amend, or repeal the above provisions.
The effect of a fair price provision is to require approval of any merger or business combination with an
“interested shareholder” by 51% of the voting stock of the company, excluding the shares held by an interested shareholder. An interested shareholder is generally considered to be a holder of 10% or more of the company’s outstanding stock, but the trigger can vary.
Generally, provisions are put in place for the ostensible purpose of preventing a back-end merger where the interested shareholder would be able to pay a lower price for the remaining shares of the company than they paid to gain control. The effect of a fair price provision on shareholders, however, is to limit their ability to gain a premium for their shares through a partial tender offer or open market acquisition, which typically raise the share price, often significantly. A fair price provision discourages such transactions because of the potential costs of seeking shareholder approval and because of the restrictions on purchase price for completing a merger or other transaction at a later time.
Fair price provisions, while sometimes protecting shareholders from abuse in a takeover situation, more often act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could significantly increase share price. In some cases, the independent directors of the board cannot make exceptions even when such exceptions may be in the best interests of shareholders. Given the existence of state law protections for minority shareholders, such as Section 203 of the Delaware Corporations Code, it is generally accepted that it is in the best interests of shareholders to remove fair price provisions.
Control Share Statutes
Certain states, including Delaware, have adopted control share acquisition statutes as an anti-takeover defense for certain closed-end investment companies and business development companies. Control share statutes may prevent changes in control by limiting voting rights of a person that acquires the ownership of “control shares.”
Control shares are shares of stock equal to or exceeding specified percentages of company voting power, and a control share statute prevents shares in excess of the specified percentage from being voted, unless: (i) the

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board approves them to be voted; or (ii) the holder of the “control shares” receives approval from a supermajority of “non-interested” shareholders.
Depending on the state of incorporation, companies may automatically rely on control share statutes unless the fund’s board of trustees eliminates the application of the control share statute for any or all fund share acquisitions, through adoption of a provision in the fund's governing instrument or by fund board action alone.
In certain other states, companies must adopt control share statutes.
Many investors view the adoption of control share statues as a problematic governance practice that disenfranchises shareholders by reducing their voting power to a level less than their economic interest and that effectively function as an anti-takeover device. Market expectations are such that all shareholders should have an opportunity to vote all of their shares. Moreover, anti-takeover measures may prevent shareholders from receiving a buy-out premium for their stock.
As such, the Benchmark Policy will generally recommend voting for proposals to opt out of control share acquisition statutes, unless doing so would allow the completion of a takeover that is not in the best interests of shareholders; and against proposals to amend the charter to include control share acquisition provisions.
Further, in cases where a closed-end fund or business development company has received a public buyout offer and has relied on a control share statute as a defense mechanism in the prior year, the Benchmark Policy will generally recommend shareholders vote against the chair of the nominating and governance committee, absent a compelling rationale as to why a rejected acquisition was not in the best interests of shareholders.
Quorum Requirements
A company’s quorum requirement should be set at a level high enough to ensure that a broad range of shareholders are represented in person or by proxy, but low enough that the company can transact necessary business. Companies in the U.S. are generally subject to quorum requirements under the laws of their specific state of incorporation. Additionally, those companies listed on the NASDAQ Stock Market are required to specify a quorum in their bylaws, provided however that such quorum may not be less than one-third of outstanding shares. Prior to 2013, the New York Stock Exchange required a quorum of 50% for listed companies, although this requirement was dropped in recognition of individual state requirements and potential confusion for issuers. Delaware, for example, requires companies to provide for a quorum of no less than one-third of outstanding shares; otherwise, such quorum shall default to a majority.
Generally, a majority of outstanding shares entitled to vote is an appropriate quorum for the transaction of business at shareholder meetings. However, should a company seek shareholder approval of a lower quorum requirement the Benchmark Policy will consider supporting a reduced quorum of at least one-third of shares entitled to vote, either in person or by proxy. When evaluating such proposals, the specific facts and circumstances of the company, such as size and shareholder base, will also be considered.
Director and Officer Indemnification
While directors and officers should be held to the highest standard when carrying out their duties to shareholders, some protection from liability is reasonable to protect them against certain suits so that these officers feel comfortable taking measured risks that may benefit shareholders. As such, many investors take the

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view that it is appropriate for a company to provide indemnification and/or enroll in liability insurance to cover its directors and officers so long as the terms of such agreements are reasonable.
Officer Exculpation
In August 2022, the Delaware General Assembly amended Section 102(b)(7) of the Delaware General
Corporation Law (DGCL) to authorize corporations to adopt a provision in their certificate of incorporation to eliminate or limit monetary liability of certain corporate officers for breach of fiduciary duty of care. Previously, the DGCL allowed only exculpation of corporate directors from breach of fiduciary duty of care claims if the corporation’s certificate of incorporation includes an exculpation provision.
The amendment authorizes corporations to provide for exculpation of the following officers: (i) the corporation’s president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer or chief accounting officer, (ii) “named executive officers” identified in the corporation’s SEC filings, and (iii) individuals who have agreed to be identified as officers of the corporation.
Corporate exculpation provisions under the DGCL only apply to claims for breach of the duty of care, and not to breaches of the duty of loyalty. Exculpation provisions also do not apply to acts or omissions not in good faith or that involve intentional misconduct, knowing violations of the law, or transactions involving the receipt of any improper personal benefits. Furthermore, officers may not be exculpated from claims brought against them by, or in the right of, the corporation (i.e., derivative actions).
Under Section 102(b)(7), a corporation must affirmatively elect to include an exculpation provision in its certificate of incorporation. The Benchmark Policy closely evaluates proposals to adopt officer exculpation provisions on a case-by-case basis. It will generally recommend voting against such proposals eliminating monetary liability for breaches of the duty of care for certain corporate officers, unless compelling rationale for the adoption is provided by the board, and the provisions are reasonable.
Reincorporation
The Benchmark Policy is generally of the view that the board is in the best position to determine the appropriate jurisdiction of incorporation for the company. However, all proposals to reincorporate to a different state or country are reviewed on a case-by-case basis. This review includes the changes in corporate governance provisions, especially those relating to shareholder rights, material differences in corporate statutes and legal precedents, and relevant financial benefits, among other factors, resulting from the change in domicile.
Reincorporation proposals are closely examined for their impact on shareholder rights arising from a change in domicile and governing law, including the following:
•Will shareholders gain/retain certain rights (i.e. the right to call special meetings, the right to act by written consent, the ability to remove directors)?
•Does the proposed new jurisdiction allow for director and officer exculpation and/or exclusive forum provisions?
•What are the fiduciary duties (if any) of directors, officers, and majority shareholders under the new jurisdiction’s statutes?
•What are the material differences in corporate statutes, case law, and judicial systems?
•Is the company proposing to reincorporate to a jurisdiction considered to be a “tax haven”?
50 In cases where a controlled company is seeking to change its domicile, the Benchmark policy will closely evaluate how the independent members of the board came to its recommendation, if the controlling shareholder had any ability to influence the board, and if the proposal is also put to a vote of disinterested shareholders.

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In addition, when examining a proposal to reincorporate, the overall governance of the company will also be considered, including, but not limited to, the following:
•Does the company have anti-takeover protections such as a poison pill or classified board in place?
•Does the company have a significant shareholder or is the company otherwise considered controlled?50
•Has the board been previously unresponsive to shareholders (such as failing to implement a shareholder proposal that received majority shareholder support)?
•Does the company have an independent chair and is the board sufficiently independent?
•Are there other material governance issues of concern at the company? Has the company’s performance matched or exceeded its peers in the past one and three years?
•How has the company ranked in Glass Lewis’ pay-for-performance analysis during the last three years?
Where there is a decline in shareholder rights, the financial benefits are de minimis, and the proposed jurisdiction has significantly worse shareholder protections, the Benchmark Policy will generally recommend voting against the transaction.
In addition, costly, shareholder-initiated reincorporations are typically not the best route to achieve the furtherance of shareholder rights. Shareholders are generally better served by proposing specific shareholder resolutions addressing pertinent issues which may be implemented at a lower cost, and perhaps even with board approval. However, when shareholders propose a shift into a jurisdiction with enhanced shareholder rights, the proposal is examined to determine the significant ways the company would benefit from shifting jurisdictions, including an evaluation of the criteria listed above. However, the Benchmark Policy will only support shareholder proposals to change a company’s place of incorporation in exceptional circumstances.
Exclusive Forum and Fee-Shifting Bylaw Provisions
Companies may be subject to frivolous and opportunistic lawsuits, particularly in conjunction with a merger or acquisition, that are expensive and distracting. In response, companies have sought ways to prevent or limit the risk of such suits by adopting bylaws regarding where the suits must be brought or shifting the burden of the legal expenses to the plaintiff, if unsuccessful at trial.
Some investors and groups, including CII, are of the view that companies should not attempt to restrict the venue for shareowner claims by adopting charter or bylaw provisions that seek to establish an exclusive forum.
Charter or bylaw provisions that limit a shareholder’s choice of legal venue are generally not in the best interests of shareholders and could effectively discourage the use of shareholder claims by increasing their associated costs and making them more difficult to pursue. As such, shareholders may be wary about approving any limitation on their legal recourse including limiting themselves to a single jurisdiction (e.g., Delaware or federal courts for matters arising under the Securities Act of 1933) without compelling evidence that it will benefit shareholders.

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For this reason, the Benchmark Policy will generally recommend that shareholders vote against any bylaw or charter amendment seeking to adopt an exclusive forum provision unless the company: (i) provides a compelling argument on why the provision would directly benefit shareholders; (ii) provides evidence of abuse of legal process in other, non-favored jurisdictions; (iii) narrowly tailors such provision to the risks involved; and (iv)
maintains a strong record of good corporate governance practices.
Moreover, in the event a board seeks shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal, the importance of the other bundled provisions will be considered when determining the vote recommendation on the proposal. The Benchmark Policy will nonetheless recommend voting against the chair of the governance committee for bundling disparate proposals into a single proposal (refer to the discussion of nominating and governance committee performance in the section of the guidelines “A Board of Directors that Serves Shareholder Interests”).
Similarly, some companies have adopted bylaws requiring plaintiffs who sue the company and fail to receive a judgment in their favor pay the legal expenses of the company. These bylaws, also known as “fee-shifting” or
“loser pays” bylaws, will likely have a chilling effect on even meritorious shareholder lawsuits as shareholders would face a strong financial disincentive not to sue a company. Therefore, the Benchmark Policy strongly opposes the adoption of such fee-shifting bylaws and, if adopted without shareholder approval, will recommend voting against the governance committee. It is worth noting that in June of 2015 the State of Delaware banned the adoption of fee-shifting bylaws; however, such provisions could still be adopted by companies incorporated in other states.
Mandatory Arbitration Provisions
In September 2025, the SEC issued a policy statement noting that the presence of a provision requiring arbitration of investor claims arising under the federal securities laws would not impact decisions regarding whether to accelerate the effectiveness of a registration statement, thus facilitating companies’ ability to include these provisions in their governing documents if consistent with state law, when contemplating an IPO. Instead, the SEC stated it would focus on the adequacy of the company’s disclosures.
A mandatory arbitration provision requires an investor to arbitrate its claims arising under federal securities laws with the issuer of the securities. Many investors view mandatory arbitration provisions as a governance practice that is generally not in their best interests. Arbitration, while a valid alternative dispute resolution mechanism, may restrict shareholder rights, including the right to initiate legal action in court, participate in court proceedings, and initiate class-action lawsuits, which may be the only practical vehicle for many federal securities law claims.
In addition, this practice keeps proceedings and decisions confidential, unlike public court rulings, thereby limiting transparency and the legal certainty that public court cases provide. As such, shareholders may be wary about approving any restrictions on their legal recourse.
For this reason, in the event that the board has approved highly restrictive governing documents containing mandatory arbitration provisions, among other restrictive provisions, upon completion of a company’s IPO, spin-
off, or direct listing, the Benchmark Policy may recommend voting against members of the governance committee. Furthermore, the Benchmark Policy will generally recommend that shareholders vote against any bylaw or charter amendment seeking to adopt a mandatory arbitration provision unless the company: (i)
provides a compelling argument on why the provision would directly benefit shareholders; (ii) provides evidence

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of abuse of legal processes; (iii) narrowly tailors such provision to the risks involved; and (iv) maintains a strong record of good corporate governance practices.
Authorized Shares
Adequate capital stock is important to a company’s operation. When analyzing a request for additional shares, the Benchmark Policy will typically review four common reasons why a company might need additional capital stock:
1.Stock Split —Typically three metrics are considered when evaluating whether a stock split is likely or necessary: The historical stock pre-split price, if any; the current price relative to the company’s most common trading price over the past 52 weeks; and some absolute limits on stock price that either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.
2.Shareholder Defenses — Additional authorized shares could be used to bolster takeover defenses such as a poison pill. Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. The Benchmark Policy is typically against such defenses and will oppose actions intended to bolster such defenses.
3.Financing for Acquisitions — A company’s history of using stock for acquisitions is reviewed and, if it can be determined, what levels of stock have typically been required to accomplish such transactions is considered. The proxy statement is also reviewed to see whether this is discussed as a reason for the additional shares.
4.Financing for Operations — The company’s cash position and its ability to secure financing through borrowing or other means is reviewed. This review looks at the company’s history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.
Issuing additional shares generally dilutes existing holders in most circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, if the company has not detailed a plan for use of the proposed shares, or if the number of shares far exceeds those needed to accomplish a detailed plan, the Benchmark Policy typically recommends against the authorization of additional shares. Similar concerns may also lead the Benchmark
Policy to recommend against a proposal to conduct a reverse stock split if the board does not state that it will reduce the number of authorized common shares in a ratio proportionate to the split.
The Benchmark Policy generally recommends voting against authorizations and/or increases in preferred shares, which allow the board to determine the preferences, limitations and rights of the preferred shares (known as
“blank-check preferred stock”). Granting such broad discretion should be of concern to common shareholders, since blank-check preferred stock could be used as an anti-takeover device or in some other fashion that adversely affects the voting power or financial interests of common shareholders. Therefore, the Benchmark
Policy will generally recommend voting against such requests, unless the company discloses a commitment to not use such shares as an anti-takeover defense or in a shareholder rights plan, or a commitment to submit any shareholder rights plan to a shareholder vote prior to its adoption.
While having adequate shares to allow management to make quick decisions and effectively operate the business is critical, it is generally preferred that, for significant transactions, management requests shareholder

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approval for justification of their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.
Advance Notice Requirements
The Benchmark Policy typically recommends that shareholders vote against proposals that would require advance notice of shareholder proposals or of director nominees.
These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. Advance notice requirements can make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders.
Shareholders should be able to review and vote on all proposals and director nominees. Shareholders can always vote against proposals that appear with little prior notice. Shareholders, as owners of a business, can identify issues on which they have sufficient information and ignoring issues on which they have insufficient information.
Setting arbitrary notice restrictions limits the opportunity for shareholders to raise issues that may come up after the window closes.
Virtual Shareholder Meetings
A growing contingent of companies have elected to hold shareholder meetings by virtual means only. Virtual meeting technology can be a useful complement to a traditional, in-person shareholder meeting by expanding participation of shareholders who are unable to attend a shareholder meeting in person (i.e., a “hybrid meeting”). However, virtual-only meetings also have the potential to curb the ability of shareholders to meaningfully communicate with the company’s management.
Prominent shareholder rights advocates, including CII, have expressed concerns that such virtual-only meetings do not approximate an in-person experience and may serve to reduce the board’s accountability to shareholders. When analyzing the governance profile of companies that choose to hold virtual-only meetings, the Benchmark Policy looks for robust disclosure in a company’s proxy statement that assures shareholders they will be afforded the same rights and opportunities to participate as they would at an in-person meeting.
Examples of effective disclosure include: (i) addressing the ability of shareholders to ask questions during the meeting, including time guidelines for shareholder questions, rules around what types of questions are allowed, and rules for how questions and comments will be recognized and disclosed to meeting participants; (ii)
procedures, if any, for posting appropriate questions received during the meeting and the company’s answers, on the investor page of their website as soon as is practical after the meeting; (iii) addressing technical and logistical issues related to accessing the virtual meeting platform; and (iv) procedures for accessing technical support to assist in the event of any difficulties accessing the virtual meeting.
The Benchmark Policy will generally recommend voting against members of the governance committee where the board is planning to hold a virtual-only shareholder meeting and the company does not provide such disclosure.

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Voting Structure
Multi-Class Share Structures
In line with CII’s Policies on Corporate Governance, ICGN’s Global Governance Principles and broad investor sentiment, each share of a company’s common stock should have one vote, companies should not have share classes with unequal voting rights, and certain shareholders should not have power or control disproportionate to their economic interests. Allowing one vote per share generally operates as a safeguard for common shareholders by ensuring that those who hold a significant minority of shares are able to weigh in on issues set forth by the board.
Furthermore, many investors agree that the economic stake of each shareholder should match their voting power and that no small group of shareholders, family or otherwise, should have voting rights different from those of other shareholders. On matters of governance and shareholder rights, shareholders should have the power to speak and the opportunity to effect change. That power should not be concentrated in the hands of a few for reasons other than economic stake.
Generally, a multi-class share structure reflects negatively on a company’s overall corporate governance.
Because it is widely expected that companies have share capital structures that protect the interests of non-
controlling shareholders as well as any controlling entity, the Benchmark Policy typically recommends that shareholders vote in favor of proposals that would eliminate multi-class share structures. Similarly, the
Benchmark Policy will generally recommend against proposals to adopt a new class of common stock.
Additionally, the Benchmark Policy will generally recommend voting against the chair of the governance committee at companies with a multi-class share structure and unequal voting rights when the company does not provide for a reasonable sunset of the multi-class share structure (generally seven years or less).
In the case of a board that adopts a multi-class share structure in connection with an IPO, spin-off, or direct listing within the past year, the Benchmark Policy will generally recommend voting against all members of the board who served at the time of the IPO if the board: (i) did not also commit to submitting the multi-class structure to a shareholder vote at the company’s first shareholder meeting following the IPO; or (ii) did not provide for a reasonable sunset of the multi-class structure (generally seven years or less). If the multi-class share structure is put to a shareholder vote, the level of approval or disapproval attributed to unaffiliated shareholders will be examined when determining the vote outcome.
At companies that have multi-class share structures with unequal voting rights, the level of approval or disapproval attributed to unaffiliated shareholders will be considered when determining whether board responsiveness is warranted. In the case of companies that have multi-class share structures with unequal voting rights, the level of approval or disapproval attributed to unaffiliated shareholders will generally be examined on a “one share, one vote” basis. At controlled and multi-class companies, when at least 20% or more of unaffiliated shareholders vote contrary to management, many investors expect boards to engage with shareholders and demonstrate some initial level of responsiveness, and when a majority or more of unaffiliated shareholders vote contrary to management, boards should engage with unaffiliated shareholders and provide a more robust response to fully address shareholder concerns.

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Cumulative Voting
Cumulative voting increases the ability of minority shareholders to elect a director by allowing shareholders to cast as many shares of the stock they own multiplied by the number of directors to be elected. As companies generally have multiple nominees up for election, cumulative voting allows shareholders to cast all of their votes for a single nominee, or a smaller number of nominees than up for election, thereby raising the likelihood of electing one or more of their preferred nominees to the board. It can be important when a board is controlled by insiders or affiliates and where the company’s ownership structure includes one or more shareholders who control a majority-voting block of company stock.
Cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. This allows the creation of boards that are responsive to the interests of all shareholders rather than just a small group of large holders.
Cumulative voting proposals are reviewed on a case-by-case basis, factoring in the independence of the board and the status of the company’s governance structure. However, these proposals are typically found on ballots at companies where independence is lacking and where the appropriate checks and balances favoring shareholders are not in place. In those instances, the Benchmark Policy typically recommends in favor of cumulative voting.
Where a company has adopted a true majority vote standard (i.e., where a director must receive a majority of votes cast to be elected, as opposed to a modified policy indicated by a resignation policy only), the Benchmark
Policy will recommend voting against cumulative voting proposals due to the incompatibility of the two election methods. For companies that have not adopted a true majority voting standard but have adopted some form of majority voting, the Benchmark Policy will also generally recommend voting against cumulative voting proposals if the company has not adopted anti-takeover protections and has been responsive to shareholders.
Where a company has not adopted a majority voting standard and is facing both a shareholder proposal to adopt majority voting and a shareholder proposal to adopt cumulative voting, the Benchmark Policy will support only the majority voting proposal. When a company has both majority voting and cumulative voting in place, there is a higher likelihood of one or more directors not being elected as a result of not receiving a majority vote.
This is because shareholders exercising the right to cumulate their votes could unintentionally cause the failed election of one or more directors for whom shareholders do not cumulate votes.
Supermajority Vote Requirements
Supermajority vote requirements may impede shareholder action on ballot items critical to shareholder interests. One key example is in the takeover context, where supermajority vote requirements can severely limit the voice of shareholders in making decisions on such crucial matters as selling the business. This, in turn, degrades share value and can limit the possibility of buyout premiums to shareholders. Moreover, a supermajority vote requirement can enable a small group of shareholders to overrule the will of the majority shareholders. In most cases, the Benchmark Policy is of the view that a simple majority is appropriate to approve all matters presented to shareholders.
In cases where a company seeks to abolish supermajority voting requirements, the Benchmark Policy will evaluate such proposals on a case-by-case basis. In certain instances, such as at companies with large or controlling shareholders, supermajority vote requirements may serve to protect the interests of minority shareholders. Therefore, in analyzing such proposals, the Benchmark Policy will take into account additional

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factors including: shareholder structure; quorum requirements; impending transactions – involving the company or a major shareholder – and any internal conflicts within the company.
Transaction of Other Business
The Benchmark Policy typically recommends that shareholders not give their proxy to management to vote on any other business items that may properly come before an annual or special meeting because granting unfettered discretion is unwise.
Anti-Greenmail Proposals
The Benchmark Policy will support proposals to adopt a provision preventing the payment of greenmail, which would prevent companies from buying back company stock at significant premiums from a certain shareholder.
Since a large or majority shareholder could attempt to compel a board into purchasing its shares at a large premium, the anti-greenmail provision generally requires that a majority of shareholders other than the majority shareholder approve the buyback.
Mutual Funds: Investment Policies and Advisory Agreements
The Benchmark Policy takes the view that decisions about a fund’s structure and/or a fund’s relationship with its investment advisor or sub-advisors are generally best left to management and the members of the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. As such, analyses of such proposals are focused on the following main areas:
•The terms of any amended advisory or sub-advisory agreement;
•Any changes in the fee structure paid to the investment advisor; and
•Any material changes to the fund’s investment objective or strategy.
The Benchmark Policy generally supports amendments to a fund’s investment advisory agreement, absent a material change that is not in the best interests of shareholders. A significant increase in the fees paid to an investment advisor would be reason for the Benchmark Policy to consider recommending voting against a proposed amendment to an investment advisory agreement or fund reorganization. However, in certain cases, the Benchmark Policy is more inclined to support an increase in advisory fees if such increases result from being performance-based rather than asset-based. Furthermore, the Benchmark Policy generally supports sub-
advisory agreements between a fund’s advisor and sub-advisor, primarily because the fees received by the sub-
advisor are paid by the advisor, and not by the fund.
In matters pertaining to a fund’s investment objective or strategy, shareholders are generally best served when a fund’s objective or strategy closely resembles the investment discipline shareholders understood and selected when they initially bought into the fund. As such, the Benchmark Policy generally recommends voting against amendments to a fund’s investment objective or strategy when the proposed changes would leave shareholders with stakes in a fund that are noticeably different than when originally purchased, and which could, therefore, potentially negatively impact some investors’ diversification strategies.

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Real Estate Investment Trusts
The complex organizational, operational, tax and compliance requirements of Real Estate Investment Trusts
(REITs) provide for a unique shareholder evaluation. In simple terms, a REIT must have a minimum of 100 shareholders (the “100 Shareholder Test”) and no more than 50% of the value of its shares can be held by five or fewer individuals (the “5/50 Test”). At least 75% of a REITs’ assets must be in real estate, it must derive 75% of its gross income from rents or mortgage interest, and it must pay out 90% of its taxable earnings as dividends. In addition, as a publicly traded security listed on a stock exchange, a REIT must comply with the same general listing requirements as a publicly traded equity.
In order to comply with such requirements, REITs typically include percentage ownership limitations in their organizational documents, usually in the range of 5% to 10% of the REITs outstanding shares. Given the complexities of REITs as an asset class, the Benchmark Policy applies a highly nuanced approach in the evaluation of REIT proposals, especially regarding changes in authorized share capital, including preferred stock.
Preferred Stock Issuances at REITs
The Benchmark Policy generally recommends against the authorization of "blank-check preferred stock."
However, given the requirement that a REIT must distribute 90% of its net income annually, it is inhibited from retaining capital to make investments in its business. As such, equity financing likely plays a key role in a REIT’s growth and creation of shareholder value. Moreover, shareholder concern regarding the use of preferred stock as an anti-takeover mechanism may be allayed by the fact that most REITs maintain ownership limitations in their certificates of incorporation. For these reasons, along with the fact that REITs typically do not engage in private placements of preferred stock (which results in the rights of common shareholders being adversely impacted), the Benchmark Policy may support requests to authorize shares of blank-check preferred stock at
REITs.
Business Development Companies
Business Development Companies (BDCs) were created by the U.S. Congress in 1980; they are regulated under the Investment Company Act of 1940 and are taxed as regulated investment companies (RICs) under the Internal
Revenue Code. BDCs typically operate as publicly traded private equity firms that invest in early stage to mature private companies as well as small public companies. BDCs realize operating income when their investments are sold off, and, therefore, maintain complex organizational, operational, tax and compliance requirements that are similar to those of REITs—the most evident of which is that BDCs must distribute at least 90% of their taxable earnings as dividends.
Authorization to Sell Shares at a Price Below Net Asset Value
Considering that BDCs are required to distribute nearly all their earnings to shareholders, they sometimes need to offer additional shares of common stock in the public markets to finance operations and acquisitions.
However, shareholder approval is required in order for a BDC to sell shares of common stock at a price below
Net Asset Value (NAV). These proposals are evaluated using a case-by-case approach. The Benchmark Policy will recommend supporting such requests if the following conditions are met:

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•The authorization to allow share issuances below NAV has an expiration date of one year or less from the date that shareholders approve the underlying proposal (i.e., the meeting date);
•The proposed discount below NAV is minimal (ideally no greater than 20%);
•The board specifies that the issuance will have a minimal or modest dilutive effect (ideally no greater than 25% of the company’s then-outstanding common stock prior to the issuance); and
•A majority of the company’s independent directors who do not have a financial interest in the issuance approve the sale.
In short, BDCs should demonstrate a responsible approach to issuing shares below NAV, by proactively addressing shareholder concerns regarding the potential dilution of the requested share issuance, and by explaining if and how the company’s past below-NAV share issuances have benefited the company.
Auditor Ratification and Below-NAV Issuances
When a BDC submits a below-NAV issuance for shareholder approval, the Benchmark Policy will refrain from recommending against the audit committee chair for not including auditor ratification on the same ballot.
Because of the unique way these proposals interact, votes may be tabulated in a manner that is not in shareholders’ interests. In cases where these proposals appear on the same ballot, auditor ratification is generally the only “routine proposal,” the presence of which triggers a scenario where broker non-votes may be counted toward shareholder quorum, with unintended consequences.
Under the 1940 Act, below-NAV issuance proposals require relatively high shareholder approval. Specifically, these proposals must be approved by the lesser of: (i) 67% of votes cast if a majority of shares are represented at the meeting; or (ii) a majority of outstanding shares. Meanwhile, any broker non-votes counted toward quorum will automatically be registered as “against” votes for purposes of this proposal. The unintended result can be a case where the issuance proposal is not approved, despite sufficient voting shares being cast in favor.
Because broker non-votes result from a lack of voting instruction by the shareholder, shareholders’ ability to weigh in on the selection of auditor does not outweigh the consequences of failing to approve an issuance proposal due to such technicality.
Special Purpose Acquisition Companies
Special Purpose Acquisition Companies (SPACs), also known as “blank check companies,” are publicly traded entities with no commercial operations and are formed specifically to pool funds in order to complete a merger or acquisition within a set time frame. In general, the acquisition target of a SPAC is either not yet identified or otherwise not explicitly disclosed to the public even when the founders of the SPAC may have at least one target in mind. Consequently, IPO investors often do not know what company they will ultimately be investing in.
SPACs are therefore very different from typical operating companies. Shareholders do not have the same expectations associated with an ordinary publicly traded company and executive officers of a SPAC typically do not continue in employment roles with an acquired company.

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Extension of Business Combination Deadline
Governing documents of SPACs typically provide for the return of IPO proceeds to common shareholders if no qualifying business combination is consummated before a certain date. Because the time frames for the consummation of such transactions are relatively short, SPACs will sometimes hold special shareholder meetings at which shareholders are asked to extend the business combination deadline. In such cases, an acquisition target will typically have been identified, but additional time is required to allow management of the SPAC to finalize the terms of the deal.
The Benchmark Policy generally views management and the board as being in the best position to determine when the extension of a business combination deadline is needed. As such, it generally supports reasonable extension requests.
SPAC Board Independence
The board of directors of a SPAC’s acquisition target is, in many cases, already established prior to the business combination. In some cases, however, the board’s composition may change in connection with the business combination, including the potential addition of individuals who served in management roles with the SPAC. The role of a SPAC executive is unlike that of a typical operating company executive. Because the SPAC’s only business is identifying and executing an acquisition deal, the interests of a former SPAC executive are also different.
The Benchmark Policy does not automatically consider a former SPAC executive to be affiliated with the acquired operating entity when their only position on the board of the combined entity is that of an otherwise independent director. Absent any evidence of an employment relationship or continuing material financial interest in the combined entity, the Benchmark Policy will, therefore, consider such directors to be independent.
Director Commitments of SPAC Executives
The primary role of executive officers at SPACs is identifying acquisition targets for the SPAC and consummating a business combination. Given the nature of these executive roles and the limited business operations of SPACs, when a directors’ only executive role is at a SPAC, the Benchmark Policy will generally apply the higher limit for company directorships (see “Director Commitments”). As a result, the Benchmark Policy generally recommends that shareholders vote against a director who serves in an executive role only at a SPAC while serving on more than five public company boards.
Shareholder Proposals
The Benchmark Policy looks for governance structures that protect shareholders, support effective ESG oversight and reporting, and encourage director accountability. Accordingly, it places a significant emphasis on promoting transparency, robust governance structures and companies’ responsiveness to and engagement with shareholders. As such it generally supports proposals that encourage transparency in how companies are mitigating material ESG risks, including those related to climate change, human capital management, and stakeholder relations.

2026 Benchmark Policy Guidelines — United States	85
To that end, the Benchmark Policy evaluates all shareholder proposals on a case-by-case basis with a view to protecting long-term shareholder value. While it is generally supportive of those that promote board accountability, shareholder rights, and transparency, it considers all proposals in the context of a company’s unique operations and risk profile.
For a detailed review of the Glass Lewis benchmark policies concerning compensation, environmental, social, and governance shareholder proposals, please refer to Benchmark Policy Guidelines for Shareholder Proposals &
ESG-Related Issues, available at www.glasslewis.com/voting-policies-current/.

2026 Benchmark Policy Guidelines — United States	86
Overall Approach to Environmental, Social &
Governance Issues
The Benchmark Policy evaluates all environmental and social issues through the lens of long-term shareholder value. Shareholders are best served when companies consider material environmental and social factors in all aspects of their operations and when they are provided with disclosures that allow them to understand how these factors are being considered and how attendant risks are being mitigated. Governance is a critical factor in how companies manage environmental and social risks and opportunities and the Benchmark Policy is of the view that a well-governed company will be generally managing these issues better than one without a governance structure that promotes board independence and accountability.
Part of the board’s role is to ensure that management conducts a complete risk analysis of company operations, including those that have financially material environmental and social implications. Companies can face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight thereof. Therefore, in cases where the board or management has neglected to take action on a pressing issue that could negatively impact shareholder value, the Benchmark Policy expects companies to take necessary actions in order to effect changes that will safeguard shareholders’ financial interests.
Given the importance of the role of the board in executing a sustainable business strategy that allows for the realization of environmental and social opportunities and the mitigation of related risks, relating to environmental risks and opportunities, the Benchmark Policy looks for governance structures that protect shareholders and promote director accountability. When management and the board have displayed disregard for environmental or social risks, have engaged in egregious or illegal conduct, or have failed to adequately respond to current or imminent environmental and social risks that threaten shareholder value, the Benchmark
Policy will consider holding directors accountable. In such instances, it will generally recommend against responsible members of the board that are specifically charged with oversight of the issue in question.
When evaluating environmental and social factors that may be relevant to a given company, the Benchmark
Policy does so in the context of the financial materiality of the issue to the company’s operations. Companies in all industries face risks associated with environmental and social issues. However, these risks manifest themselves differently at each company as a result of its operations, workforce, structure, and geography, among other factors. Accordingly, the Benchmark Policy places a significant emphasis on the financial implications of a company’s actions with regard to impacts on its stakeholders and the environment.
When evaluating environmental and social issues, the Benchmark Policy examines companies’:
Direct environmental and social risk — Companies should evaluate financial exposure to direct environmental risks associated with their operations. Examples of direct environmental risks include those associated with oil or gas spills, contamination, hazardous leakages, explosions, or reduced water or air quality, among others. Social risks may include non-inclusive employment policies, inadequate human rights policies, or issues that adversely affect the company’s stakeholders. Further, firms should consider their exposure to risks emanating from a broad range of issues, over which they may have no or only limited control, such as insurance companies being affected by increased storm severity and frequency resulting from climate change
Risk due to legislation and regulation — Companies should evaluate their exposure to changes or potential changes in regulation that affect current and planned operations. Regulation should be carefully monitored in all

2026 Benchmark Policy Guidelines — United States	87
jurisdictions in which the company operates. The Benchmark Policy looks closely at relevant and proposed legislation and evaluates whether the company has responded proactively.
Legal and reputational risk — Failure to take action on important environmental or social issues may carry the risk of inciting negative publicity and potentially costly litigation. While the effect of high-profile campaigns on shareholder value may not be directly measurable, it is prudent for companies to carefully evaluate the potential impacts of the public perception of their impacts on stakeholders and the environment. When considering investigations and lawsuits, the Benchmark Policy is mindful that such matters may involve unadjudicated allegations or other charges that have not been resolved. The Benchmark Policy will not assume the truth of such allegations or charges or that the law has been violated. Instead, it focuses more broadly on whether, under the particular facts and circumstances presented, the nature and number of such concerns, lawsuits or investigations reflects on the risk profile of the company or suggests that appropriate risk mitigation measures may be warranted.
Governance risk — Inadequate oversight of environmental and social issues carries significant risks to companies. When leadership is ineffective or fails to thoroughly consider potential risks, such risks are likely unmitigated and could thus present substantial risks to the company, ultimately leading to loss of shareholder value.

2026 Benchmark Policy Guidelines — United States	88
Connect with Glass Lewis
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2026 Benchmark Policy Guidelines — United States	89
DISCLAIMER
© 2025 Glass, Lewis & Co., and/or its affiliates. All Rights Reserved.
This document is intended to provide an overview of Glass Lewis’ U.S. Benchmark Policy proxy voting guidelines.
It is not intended to be exhaustive and does not address all potential voting issues. Glass Lewis’ proxy voting guidelines, as they apply to certain issues or types of proposals, are further explained in supplemental guidelines and reports that are made available on Glass Lewis’ website – http://www.glasslewis.com. These guidelines have not been set or approved by the U.S. Securities and Exchange Commission or any other regulatory body.
Additionally, none of the information contained herein is or should be relied upon as investment advice. The content of this document has been developed based on Glass Lewis’ experience with proxy voting and corporate
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been tailored to any specific person or entity.
Glass Lewis’ proxy voting guidelines are grounded in corporate governance best practices, which often exceed
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International

GLASS LEWIS
2026 Benchmark Policy Guidelines

An Overview of Glass Lewis’ Approach to Proxy Advice
www.glasslewis.com
2
2026 International Benchmark Policy Guidelines

Summary of Changes for 20265
Clarifying Amendments6
Election of Directors8
Board and Committee Composition and Performance8
Board Composition and Performance8
Committee Composition and Performance9
Board Diversity10
Board Tenure and Refreshment10
Separation of the Roles of Chair and CEO11
Board Responsiveness11
Election Procedures12
Slate Elections12
Classified Boards12
Board Oversight of Material Issues12
Board Oversight of Risk Management Controls12
Board Oversight of Environmental and Social Issues13
Board Accountability for Climate-Related Issues13
Board Oversight of Technology14
Financial Reporting17
Accounts and Reports17
Income Allocation (Distribution of Dividends)17
Appointment of Auditors and Authority to Set Fees17
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2026 International Benchmark Policy Guidelines
Compensation19
Compensation Report/Compensation Policy19
Equity-Based Incentive Plans20
Pay for Performance21
Non-Executive Director Compensation22
Retirement Benefits for Non-Executive Directors22
Governance Structure23
Amendments to the Articles of Association23
Virtual Meetings23
Anti-Takeover Measures24
Multi-Class Share Structures24
Poison Pills (Shareholder Rights Plans)24
Supermajority Vote Requirements25
Increase in Authorized Shares25
Issuance of Shares25
Repurchase of Shares26
Shareholder Proposals26
Overall Approach to  Environmental, Social & Governance27
About Glass Lewis29
Connect with Glass Lewis30
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2026 International Benchmark Policy Guidelines
Introduction
The purpose of Benchmark Policy proxy research and advice is to serve as a framework that facilitates shareholder voting in favor of governance structures that will drive performance and promote and maintain long-term shareholder value.
These guidelines provide a general overview of Glass Lewis’ Benchmark Policy approach to proxy advice globally.
Glass Lewis publishes separate, detailed Benchmark Policy guidelines for all major global markets, which are publicly available on the Glass Lewis website. Glass Lewis' regional Benchmark Policy guidelines are largely based on the regulations, listing rules, codes of best practice and other relevant standards set in each country. While these guidelines provide a high-level overview of the general Benchmark Policy approach, implementation varies in accordance with relevant requirements or best practices in each market. For detailed information on the implementation of the policy approach described below, refer to the Glass Lewis Benchmark Policy guidelines for the relevant country.
Summary of Changes for 2026
For 2026, the language in this document has been updated to clarify that these guidelines contain the views of the Benchmark Policy. The Benchmark Policy reflects broad investor opinion and widely accepted governance principles and is intended to provide clients with nuanced analysis informed by market best practice, regulation, and prevailing investor sentiment. This change better conveys Glass Lewis’ role as a service provider to a diverse, global client base with a wide spectrum of viewpoints and objectives. The Benchmark Policy represents just one of Glass Lewis’ policy offerings.
Furthermore, the language in multiple sections of these guidelines has been updated and expanded to more closely align with other regional Benchmark Policy guideline sets.
In addition, the following noteworthy revisions have been made to the Benchmark Policy, which are summarized below and discussed in greater detail in the relevant section of this document.
Pay for Performance
A new section of these guidelines has been added in order to describe Glass Lewis’ new proprietary pay-for-
performance model, which is included in Proxy Papers covering the annual meetings of companies in the Russell
3000 in the U.S., the S&P/TSX Composite in Canada, and large- and mid-cap companies in Australia and major
European markets. Further, it is clarified that while the outcome of this assessment may impact the analysis of a company’s executive remuneration practices, Benchmark Policy recommendations on remuneration report and policy proposals will continue to be derived from a holistic assessment of a company’s remuneration structure, disclosure and practices, as well as other relevant external factors.
Please refer to the “Pay for Performance” section of these guidelines for further information.
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2026 International Benchmark Policy Guidelines
Clarifying Amendments
The following clarifications of our existing policies are included this year:
Equity-Based and Long-Term Incentive Plans
Amendments have been made to these sections of these guidelines in order to more clearly differentiate between the Benchmark Policy approach to assessing long-term incentive plans for top management, and equity-based incentive or retention plans that may also include below-level executives and other employees.
Please refer to the “Equity-Based Incentive Plans” and “Long-Term Incentive Plans” sections of these guidelines for further information.
Committee Composition and Performance
This section of the guidelines has been expanded to clarify that the Benchmark Policy sets the general expectation that the majority of shareholder representatives on key board committees are independent, although higher or lower thresholds are set in some markets based on local best practice recommendations and prevailing market practice.
Please refer to the “Committee Composition and Performance” section of these guidelines for further information.
Board Diversity
This section of the guidelines has been expanded to clarify that the Benchmark Policy approach to providing voting guidance considering diversity factors at U.S. companies and its display in Proxy Papers was modified in
March 2025.
Please refer to the “Board Diversity” section of these guidelines and the 2025 “Supplemental Statement on
Diversity Considerations at U.S. Companies” for further information.
Board Responsiveness
The Benchmark Policy’s discussion on board responsiveness has been amended to clarify that, when assessing the level of unaffiliated shareholder dissent expressed at a previous shareholder meeting, a company’s ownership structure and the meeting quorum are taken into account.
Please refer to the “Board Responsiveness” section of these guidelines for further information.
Supermajority Vote Requirements
The Benchmark Policy’s discussion on supermajority vote requirements has been updated to clarify that, in cases where a company seeks to abolish supermajority voting requirements, the Benchmark Policy will evaluate such proposals on a case-by-case basis.  The Benchmark Policy has also been updated to reflect that when companies have a large or controlling shareholder, supermajority vote requirements may be appropriate to protect the
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2026 International Benchmark Policy Guidelines
interests of minority shareholders and that, in such cases, the Benchmark Policy may oppose the elimination of these requirements.
Please refer to the “Supermajority Vote Requirements” section of these guidelines for further information.
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2026 International Benchmark Policy Guidelines
Election of Directors
Board and Committee Composition and Performance
The Benchmark Policy looks for talented boards with a record of protecting shareholders and delivering value over the medium- and long-term. It takes the view that a board can best protect and enhance the interests of shareholders if it is sufficiently independent, has a record of positive performance, and consists of individuals with diverse backgrounds and a breadth and depth of relevant experience.
Board Composition and Performance
The relationships between each member of, and nominee for election to, the board and the company, the company’s executives, other board members, and other major shareholders and stakeholders are closely examined as part of the assessment of director elections. The purpose of this inquiry is to determine whether pre-existing personal, familial, or financial relationships are likely to impact the decisions of that board member.
Where the company does not disclose the names or backgrounds of director nominees with sufficient time in advance of the shareholder meeting to evaluate their independence, performance or skills the Benchmark Policy will generally recommend voting against or abstaining from voting on the election.
The Benchmark Policy recommends voting in favor of governance structures that will drive positive performance and enhance shareholder value. The most crucial test of a board’s commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve is critical to this evaluation.
For the purpose of the Benchmark Policy analysis, a director is typically classified as  independent if they have no material financial, familial, or other current relationships with the company, its executives, other board members, and other major shareholders and stakeholders except for service on the board and standard fees paid for that service. Relationships that have existed within the three to five years, dependent on the nature of the relationship, prior to the inquiry are usually considered to be “current” for purposes of this test.
A director is typically classified as affiliated if they have a material financial, familial or other current relationship with the company, its executives, other board members, and other major shareholders and stakeholders, but they are not an employee of the company. This includes directors whose employers have a material financial relationship with the company. This also includes a director who owns or controls, directly or indirectly, 10% or more of the company’s voting stock (except where local regulations or best practice set a different threshold).
A director is typically classified as an inside director, or “insider”, when they simultaneously serve as a director and as an employee of the company. This category may include a board chair who acts as an employee of the company or is paid as such.
1 In some cases, the Benchmark Policy will consider directors in leadership positions on the board to hold primary accountability for an issue and recommend against their re-election to the board. Depending on this issue, this could apply to the chair or vice chair of the board, the lead independent director (if applicable), or the chair of key board committees.
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2026 International Benchmark Policy Guidelines
Voting Recommendations on the Basis of Board Independence
Many investors believe that a board will be most effective in protecting shareholders' interests when a majority of shareholder representatives on the board are independent, although the Benchmark Policy sets higher and lower thresholds in some markets based on local best practice recommendations and prevailing market practice.
Accordingly, the Benchmark Policy typically recommends voting against certain affiliated or insider members of the board to satisfy the applicable independence threshold.
The Benchmark Policy analysis typically accepts the presence of representatives of a company's major shareholder(s) on the board in line with their stake in a company's issued share capital or voting rights, so long as there is a sufficient number of independent directors to represent free-float shareholders and allow for the formation of sufficiently independent board committees.
Voting Recommendations on the Basis of Director Performance
Although the Benchmark Policy typically recommends that shareholders support the election of independent directors, it will generally recommend voting against directors for the following reasons:
•A director who attends less than 75% of the board and applicable committee meetings.
•A Director who sits on a potentially excessive number of boards.
•A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.
•There are substantial concerns regarding the performance and/or skills and experience of a director.
•The director can be considered to hold primary accountability for an issue due to their leadership position on the board.1
The Benchmark Policy also takes the position that the following conflicts of interest may hinder a director’s performance. Accordingly, it will therefore generally recommend voting against a:
•Director who, or a director whose immediate family member, currently provides material professional services to the company.
•Director who, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.
•Director with an interlocking directorship.
Committee Composition and Performance
Many investors believe that independent directors should serve on a company’s audit, compensation, nominating and governance committees. The Benchmark Policy sets the general expectation that the majority of shareholder representatives on key board committees are independent, although higher or lower thresholds are set in some markets based on local best practice recommendations and prevailing market practice. The
Benchmark Policy generally recommends that shareholders oppose the presence of executive directors on the audit and compensation committee given the risks for conflicts of interest.
2 For instance, the Benchmark Policy will generally recommend a vote against the audit committee chair for ongoing excessive non-audit fees or when a company fails to disclose audit fees, and may recommend a vote against all members of the compensation committee for ongoing egregious compensation policies and practices. Please refer to local market
Benchmark Policy guidelines for further information on how the Benchmark Policy recommends that committee members are held accountable for poor committee performance in each market.
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2026 International Benchmark Policy Guidelines
The Benchmark Policy may recommend that shareholders vote against the chair, or all members, of key committees when there are material performance concerns.2
Board Diversity
Many investors consider it important to ensure that the board is composed of directors who have a diversity of skills, thought and experience, as such diversity benefits companies by providing a broad range of perspectives and insights. Accordingly, the Benchmark Policy closely reviews the board’s composition for representation of diverse director candidates. For further information on board diversity, please see In-Depth Report: Board
Gender Diversity.
If a board has failed to address material concerns regarding the mix of skills and experience of the non-executive directors or when it fails to meet legal requirements or the best practice standard prevalent in the market for gender quotas and has not disclosed any cogent explanation or plan regarding its approach to board diversity, the Benchmark Policy will typically recommend against the chair of the nominating committee.
The Benchmark Policy sets the expectation that boards of main market companies listed in most major global markets (e.g. Australia, Canada, Europe, Japan, United Kingdom and United States), comprise at least one gender diverse director (women, or directors that identify with a gender other than male or female). For
European and North American companies listed on a blue-chip or mid-cap index (e.g. Russell 3000, TSX, FTSE
350, etc.), the Benchmark Policy looks for boards to be composed of at least 30% of gender diverse directors.. A higher standard is applied by the Benchmark Policy where best practice recommendations or listing regulations in a specific country set a higher target.
The Benchmark Policy analysis also monitors company disclosure on diversity of ethnicity and other underrepresented communities at board level. Large companies in markets with legal requirements or best practice recommendations in this area (e.g. United States; United Kingdom) are expected to provide clear disclosure on the board's performance.
The Benchmark Policy’s approach to providing proxy voting guidance considering diversity factors at U.S.
companies and its display in Proxy Papers was modified in March 2025. For more information, please see the
2025 Supplemental Statement on Diversity Considerations at U.S. Companies.
Board Tenure and Refreshment
Many investors support routine director evaluation, including independent external reviews, and periodic board refreshment to foster the sharing of diverse perspectives in the boardroom and the generation of new ideas and business strategies. While a director’s experience can be a valuable asset to shareholders because of the complex, critical issues that boards face, a lack of refreshment can contribute to a lack of board responsiveness to poor company performance. The Benchmark Policy may consider recommending voting against directors with a lengthy tenure (e.g. over 12 years) when significant performance or governance concerns indicate that a fresh perspective would be beneficial, and recent or planned board refreshment is limited.
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2026 International Benchmark Policy Guidelines
The Benchmark Policy is of the view that the board should evaluate the need for changes to board composition based on an analysis of skills and experience necessary for the company, as well as the results of the director evaluations, as opposed to relying solely on age or tenure limits. However, where a board has established an age or term limit, it is the Benchmark Policy expectation that such limit should generally be applied equally for all members of the board. If a board waives its age/term limits, the Benchmark Policy will consider recommending shareholders vote against the chair of the nominating committee or equivalent, unless compelling rationale is provided for why the board is proposing to waive this rule through an election/re-election.
Separation of the Roles of Chair and CEO
Many investors believe that the board should be chaired by an independent director. The Benchmark Policy is of the view that separating the roles of CEO (or, more rarely, another executive position) and chair generally creates a better governance structure than a combined CEO/chair position. An executive manages the business according to a course the board charts. Executives should report to the board regarding their performance in achieving goals set by the board. This is needlessly complicated when a CEO chairs the board, since a CEO/chair presumably will have a significant influence over the board. The Benchmark Policy views an independent chair as better able to oversee the executives of the company and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. This, in turn, leads to a more proactive and effective board of directors that is looking out for the interests of shareholders above all else.
In the absence of an independent chair, the Benchmark Policy supports the appointment of a presiding or lead director with authority to set the agenda for the meetings and to lead sessions outside the presence of the insider chair. In some markets, the Benchmark Policy will typically recommend voting against the chair of the nominating committee when the chair and CEO roles are combined and the board has not appointed an independent presiding or lead director.
Board Responsiveness
Many investors expect that when a significant proportion of votes cast on a proposal by unaffiliated shareholders (e.g. 20% or more) are contrary to the board’s recommendation, the board should, depending on the issue, demonstrate some level of responsiveness to address shareholder concerns. While the 20% threshold alone will not automatically generate a negative vote recommendation from the Benchmark Policy on a future proposal (e.g., to recommend against a director nominee, against a remuneration proposal, etc.), it will be a contributing factor to recommend a vote against management's recommendation in the event the Benchmark
Policy analysis determines that the board did not respond appropriately. Additionally, when shareholder proposals receive significant support (generally more than 30% of votes cast), the Benchmark Policy sets the expectation that boards engage with shareholders on the issue and provide disclosure addressing shareholder concerns and outreach initiatives.
In assessing the level of dissent, the company’s ownership structure and the meeting quorum are taken into account. In the case of companies with a controlling shareholder and/or with a multi-class share structure, the
Benchmark Policy analysis will carefully examine the level of disapproval attributable to minority shareholders.
As a general framework, the evaluation of board responsiveness involves a review of the publicly available disclosures released following the date of the company's last annual meeting up through the publication date of the most current Proxy Paper.
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2026 International Benchmark Policy Guidelines
Election Procedures
Slate Elections
In some countries, companies elect their board members as a slate, whereby shareholders are unable to vote on the election of each individual director, but rather are limited to voting for or against the board as a whole. In countries where slate elections are common market practice, the Benchmark Policy will not recommend that shareholders oppose an election on the basis of this election method alone.
The Benchmark Policy will generally recommend that shareholders support a director slate, unless material independence or performance concerns have been identified. When the proposed slate raises concerns regarding board or committee independence, the Benchmark Policy will generally recommend that shareholders vote against the slate. In egregious cases where concerns regarding the performance and/or experience of the board, its committees, and/or individual directors have been identified, the Benchmark Policy will similarly typically recommend that shareholders vote against the director slate.
Classified Boards
Investors broadly view the repeal of staggered boards in favor of the annual election of directors favorably.
Generally, staggered boards are less accountable to shareholders than boards that are elected annually.
Furthermore, the annual election of directors encourages board members to focus on protecting the interests of shareholders.
Accordingly, the Benchmark Policy typically recommends supporting the declassification of boards and introduction of the annual election of directors whenever that question is directly posed in a proxy (typically in the form of a shareholder proposal).
Board Oversight of Material Issues
Board Oversight of Risk Management Controls
The Benchmark Policy evaluates the risk management function of a public company board on a strictly case-by-
case basis. Sound risk management, while necessary at all companies, is particularly important at financial firms, which inherently maintain significant exposure to financial risk. Market best practice indicates that financial firms should have a chief risk officer reporting directly to the board and a dedicated risk committee or a committee of the board charged with risk oversight. Moreover, many non-financial firms maintain strategies that involve a high level of exposure to financial risk. Similarly, since many non-financial firms have complex hedging or trading strategies, those firms should also have a chief risk officer and a risk committee.
When analyzing the risk management practices of public companies, the Benchmark Policy will take note of significant losses or write-downs on financial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or write-down, and where a reasonable analysis indicates that the company’s board level risk committee should be held accountable for poor oversight, the Benchmark Policy may recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk
3 E.g., S&P 500, FTSE 100, Nikkei 225, etc.
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2026 International Benchmark Policy Guidelines
oversight (via a dedicated committee or otherwise), the Benchmark Policy may recommend a vote against the board chair on that basis.
Board Oversight of Environmental and Social Issues
Insufficient oversight of material environmental and social issues can present direct legal, financial, regulatory and reputational risks that could serve to harm shareholder interests. Therefore, shareholders generally benefit when such issues are carefully monitored and managed by companies, and when companies have an appropriate oversight structure in place to ensure that they are mitigating attendant risks and capitalizing on related opportunities to the best extent possible.
To that end, the Benchmark Policy looks to companies to ensure that boards maintain clear oversight of material risks to their operations, including those that are environmental and social in nature. These risks could include, but are not limited to, matters related to climate change, human capital management, diversity, stakeholder relations, and health, safety & environment. Given the importance of the board’s role in overseeing environmental and social risks, this responsibility should be formally designated and codified in the appropriate committee charters or other governing documents.
While it is important that material environmental and social issues are overseen at the board level and that shareholders are afforded meaningful disclosure of these oversight responsibilities, the Benchmark Policy is of the view that that companies should determine the best structure for this oversight. This oversight can be effectively conducted by specific directors, the entire board, a separate committee, or combined with the responsibilities of a key committee.
The Benchmark Policy will generally recommend that shareholders vote against the chair of the governance committee (or equivalent) of companies listed on a major blue-chip index in key global markets that do not provide clear disclosure concerning the board-level oversight afforded to material environmental and/or social issues.
Board Accountability for Climate-Related Issues
Given the exceptionally broad impacts of a changing climate on companies, the economy, and society in general, climate risk can present a material risk for companies in all industries. Accordingly, it is important that boards consider and evaluate their operational resilience under lower-carbon scenarios. While all companies maintain exposure to climate-related risks, additional consideration should be given to, and disclosure should be provided by, those companies whose own GHG emissions represent a financially material risk. For companies with this increased risk exposure, the Benchmark Policy evaluates whether companies are providing clear and comprehensive disclosure regarding these risks, including how they are being mitigated and overseen. Such information is crucial to allow investors to understand the company’s management of this issue as well as the potential impact of a lower carbon future on the company’s operations.
In line with this view, the Benchmark Policy will carefully examine the climate-related disclosures provided by large-cap companies in developed capital markets3 with material exposure to climate risk stemming from their
4 This policy will generally apply to companies in the following SASB-defined industries: agricultural products, air freight &
logistics, airlines, chemicals, construction materials, containers & packaging, cruise lines, electric utilities & power generators, food retailers & distributors, health care distributors, iron & steel producers, marine transportation, meat, poultry & dairy, metals & mining, non-alcoholic beverages, oil & gas, pulp & paper products, rail transportation, road transportation, semiconductors, waste management.
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own operations4 as well as companies where their emissions, climate impacts, or stakeholder scrutiny thereof, represent an outsized, financially material risk, in order to assess whether they have produced disclosures in line with the recommendations of the Task Force on Climate-related Disclosures (TCFD), IFRS S2 Climate-related
Disclosures, or other equivalent climate reporting framework. The Benchmark Policy will also assess whether these companies have disclosed explicit and clearly defined board-level oversight responsibilities for climate-
related issues.
In instances where either (or both) of these disclosures are found to be absent or significantly lacking, the
Benchmark Policy may recommend voting against the chair of the committee (or board) charged with oversight of climate-related issues, or if no committee has been charged with such oversight, the chair of the governance committee.
Further, the Benchmark Policy may extend this recommendation on this basis to additional members of the responsible committee in cases where the committee chair is not standing for election due to a classified board, or based on other factors, including the company’s size and industry and its overall governance profile. In instances where appropriate directors are not standing for election, the Benchmark Policy may instead recommend shareholders vote against other matters that are up for a vote, such as the ratification of board acts, or the accounts and reports proposal.
Board Oversight of Technology
Cyber Risk Oversight
Companies and consumers are exposed to a growing risk of cyber-attacks. These attacks can result in customer or employee data breaches, harm to a company’s reputation, significant fines or penalties, and interruption to a company’s operations. Further, in some instances, cyber breaches can result in national security concerns, such as those impacting companies operating as utilities, defense contractors, and energy companies.
In response to these issues, regulators have increasingly been focused on ensuring companies are providing appropriate and timely disclosures and protections to stakeholders that could have been adversely impacted by a breach in a company’s cyber infrastructure.
Given the regulatory focus on, and the potential adverse outcomes from, cyber-related issues, many investors view cyber risk as material for all companies. Accordingly, it is critical that companies evaluate and mitigate these risks to the greatest extent possible. With that view, all issuers are encouraged to provide clear disclosure concerning the role of the board in overseeing issues related to cybersecurity, including how companies are ensuring directors are fully versed on this rapidly evolving and dynamic issue. Such disclosure can help shareholders understand the seriousness with which companies take this issue.
In the absence of material cyber incidents, the Benchmark Policy will generally not make voting recommendations on the basis of a company’s oversight or disclosure concerning cyber-related issues. However, in instances where cyber-attacks have caused significant harm to shareholders, the board’s oversight of cybersecurity as well as the company’s response and disclosures will be closely evaluated.
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Moreover, in instances where a company has been materially impacted by a cyber-attack, it is reasonable for shareholders to expect periodic updates communicating the company’s ongoing progress towards resolving and remediating the impact of the cyber-attack. Shareholders are best served when such updates include (but are not necessarily limited to) details such as when the company has fully restored its information systems, when the company has returned to normal operations, what resources the company is providing for affected stakeholders, and any other potentially relevant information, until the company considers the impact of the cyber-attack to be fully remediated. These disclosures should focus on the company’s response to address the impacts to affected stakeholders and should not reveal specific and/or technical details that could impede the company’s response or remediation of the incident or that could assist threat actors.
In such instances, the Benchmark Policy may recommend voting against appropriate directors if the board’s oversight, response or disclosure concerning cybersecurity-related issues to be insufficient, or not provided to shareholders.
Board Oversight of Artificial Intelligence
In recent years, companies have rapidly begun to develop and adopt uses for artificial intelligence (AI)
technologies throughout various aspects of their operations. Deployed and overseen effectively, AI technologies have the potential to make companies’ operations and systems more efficient and productive. However, as the use of these technologies has grown, so have the potential risks associated with companies’ development and use of AI. Given these potential risks, boards should be cognizant of, and take steps to mitigate exposure to, any material risks that could arise from their use or development of AI.
Companies that use or develop AI technologies should consider adopting strong internal frameworks that include ethical considerations and ensure they have provided a sufficient level of oversight of AI. As such, boards may seek to ensure effective oversight and address skills gaps by engaging in continued board education and/or appointing directors with AI expertise. With that view, all companies that develop or employ the use of AI in their operations should provide clear disclosure concerning the role of the board in overseeing issues related to
AI, including how companies are ensuring directors are fully versed on this rapidly evolving and dynamic issue.
Such disclosure can help shareholders understand the seriousness with which companies take this issue.
While market best practice indicates that it is important that these issues are overseen at the board level and that shareholders are afforded meaningful disclosure of these oversight responsibilities, generally, companies should determine the best structure for this oversight. This oversight can be effectively conducted by specific directors, the entire board, a separate committee, or combined with the responsibilities of a key committee.
In the absence of material incidents related to a company’s use or management of AI-related issues, the
Benchmark Policy will generally not make voting recommendations on the basis of a company’s oversight of, or disclosure concerning, AI-related issues. However, in instances where there is evidence that insufficient oversight and/or management of AI technologies has resulted in material harm to shareholders, the Benchmark
Policy will review a company’s overall governance practices and identify which directors or board-level committees have been charged with oversight of AI-related risks. It will also closely evaluate the board’s response to, and management of, this issue as well as any associated disclosures and may recommend voting against the re-election of accountable directors, or other matters up for a shareholder vote, as appropriate, if the board’s oversight, response or disclosure concerning AI-related issues is found to be insufficient.
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Financial Reporting
Accounts and Reports
Many countries require companies to submit the annual financial statements, director reports, and independent auditors’ reports to shareholders at a general meeting. The Benchmark Policy will usually recommend voting in favor of these proposals except when there are concerns about the integrity of the statements/reports.
However, should the audited financial statements, auditor’s report and/or annual report not be published at the writing of our report, the Benchmark Policy will recommend that shareholders abstain from voting on this proposal.
Income Allocation (Distribution of Dividends)
In many countries, companies must submit the allocation of income for shareholder approval. The Benchmark
Policy will generally recommend voting for such a proposal. However, particular scrutiny will be given to cases where the company’s dividend payout ratio is exceptionally low or excessively high relative to its peers, or the proposed distribution represents a substantial departure from a company's disclosed dividend policy, and the company has not provided a satisfactory explanation.
Appointment of Auditors and Authority to Set Fees
The auditor’s role as gatekeeper is crucial in ensuring the integrity and transparency of the financial information necessary for protecting shareholder value. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders. The Benchmark Policy generally recommends that shareholders support management’s selection of an auditor and granting the board the authority to fix auditor fees, except in cases where it is concluded that the independence of an incumbent auditor or the integrity of the audit has been compromised. However, the Benchmark Policy generally recommends voting against ratification of the auditor and/or authorizing the board to set auditor fees for the following reasons:
•When audit fees added to audit-related fees total less than one-half of total fees.
•When there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error).
•When the company has aggressive accounting policies.
•When the company has poor disclosure or lack of transparency in financial statements.
•When there are other relationships or issues of concern with the auditor that might suggest a conflict between the interest of the auditor and the interests of shareholders.
•When the company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.
•Where the auditor’s tenure is lengthy (e.g. over 10 years) and when any ongoing litigation or significant controversies which call into question an auditor's effectiveness are identified.
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When a company is seeking to appoint an auditor for sustainability reporting, the Benchmark Policy will generally recommend that shareholders support a company’s choice, subject to the company providing sufficient information on the identity of and fees paid to the auditor, as well as to the independence and performance of the auditor, as outlined above.
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Compensation
Compensation Report/Compensation Policy
Companies’ remuneration practices and disclosure, as outlined in company filings, are closely reviewed to evaluate management-submitted compensation report and policy vote proposals. In evaluating these proposals, which can be binding or non-binding depending on the country, the Benchmark Policy examines how well the company has disclosed information pertinent to its compensation programs, the extent to which overall compensation is tied to performance, the performance metrics selected by the company, and the levels of remuneration in comparison to company performance and that of its peers.
Given the complexity of most companies’ remuneration programs, the Benchmark Policy applies a highly nuanced approach when analyzing executive compensation. All relevant factors are reviewed, including structural features, the presence of effective best practices, disclosure quality, and trajectory-related factors.
Further, executive compensation is reviewed on both a qualitative and quantitative basis, recognizing that each company must be examined in the context of its industry, size, financial condition, its historic pay-for-
performance practices, ownership structure, and any other relevant internal or external factors. Any significant changes or modifications, and associated rationale, made to a company’s compensation structure or award levels, including base salaries, are also reviewed on a case-by-case basis.
Except for particularly egregious pay decisions and practices, no one factor would ordinarily lead to an unfavorable recommendation under the Benchmark Policy without a review of the company’s rationale and/or the influence of such decisions or practices on other aspects of the pay program, most notably the company’s ability to align executive pay with performance and the shareholder experience.
Nevertheless, while not an exhaustive list, the Benchmark Policy considers the following to be problematic pay practices which may lead, or strongly contribute, to a recommendation to vote against a company’s compensation report or policy:
•Gross disconnect between pay and performance;
•Gross disconnect between remuneration outcomes and the experience of shareholders and other key stakeholders (in particular company employees) in the year under review;
•Performance goals and metrics are inappropriate or insufficiently challenging;
•Lack of disclosure regarding performance metrics and goals as well as the extent to which the performance metrics, targets and goals are implemented to enhance company performance and encourage prudent risk-taking;
•Excessive weighting of short-term (e.g., generally less than three year) performance measurement in incentive plans;
•Excessive discretion afforded to or exercised by management or the compensation committee to deviate from defined performance metrics and goals in making awards;
•Ex gratia or other non-contractual payments have been made and the reasons for making the payments have not been fully explained or the explanation is unconvincing;
•Guaranteed bonuses are established;
•Egregious or excessive bonuses, equity awards or severance payments;
•Excessive increases (e.g. over 10%) in fixed payments such as salary or pension entitlements that are not adequately justified; and
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2026 International Benchmark Policy Guidelines
•The proposed changes to the existing policy represent, on aggregate, a worsening of the overall structure.
In addition, the Benchmark Policy looks for the presence of other structural safeguards, such as executive shareholding requirements, and clawback and malus policies for incentive plans. The absence of such safeguards may contribute to a negative recommendation. If in particularly egregious cases it is concluded that the compensation committee has substantially failed to fulfill its duty to shareholders, the Benchmark Policy may also recommend that shareholders vote against the chair, senior members, or all members of the committee, depending on the seriousness and persistence of the issues identified.
Equity-Based Incentive Plans
Many investors believe that equity compensation awards are useful, when not abused, for retaining employees and providing them with an incentive to act in a way that will improve company performance.
In order to allow for meaningful shareholder review, incentive programs should generally include: (i) specific and appropriate performance goals and/or vesting conditions; (ii) a maximum award pool; and (iii) a maximum award amount per employee. In addition, the payments made should be reasonable relative to the performance of the business and total compensation to those covered by the plan should be in line with compensation paid by the company’s peers. Generally, fewer structural safeguards are expected for plans that are exclusively for employees below the top-executive level.
Long-Term Incentive Plans Equity-based incentive programs, which are often the primary long-term incentive
(LTI) for executives, are generally the most significant portion of the overall compensation program for senior executives. When used appropriately, these programs can provide a vehicle for linking an executive’s pay to company performance, thereby aligning an executive’s interests with those of shareholders.
There are certain elements that are common to most well-structured LTI plans for senior executives. These include:
•No re-testing or lowering of performance conditions after the grant;
•Two or more performance metrics -- measuring a company’s performance with multiple metrics serves to provide a more complete picture of the company’s performance than a single metric, and multiple metrics are less easily manipulated;
•At least one relative performance metric that compares the company’s performance to a relevant peer group or index;
•Vesting and/or performance periods of at least three years;
•Performance metrics that cannot be easily manipulated by management;
•Stretching targets that incentivize executives to strive for outstanding performance;
•Individual limits expressed as a percentage of base salary; and
•Holding requirements for executives, preferably extending through the duration of their tenure.
The Benchmark Policy reviews LTI plans holistically as part of the overall compensation package for executives, as outlined above. The Benchmark Policy will generally recommend that shareholders approve capital authorities aimed at servicing incentive plans that satisfy the above conditions, so long as maximum potential dilution also aligns with local market practice.
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Pay for Performance
An integral part of a well-structured compensation package is a successful link between pay and performance.
The Glass Lewis proprietary pay-for-performance model, which serves as the primary quantitative analysis, was developed to better evaluate the link between pay and performance. A standalone pay-for-performance assessment is included in Proxy Papers covering the annual meetings of companies in the Russell 3000 in the
U.S., the S&P/TSX Composite in Canada, and large- and mid-cap companies in Australia and major European markets.
Generally, compensation and performance are measured against a peer group of appropriate companies that may overlap, to a certain extent, with a company’s self-disclosed peers. This quantitative analysis provides a consistent framework and historical context for clients to determine how well companies link executive compensation to relative performance. The methodology takes a scorecard-based approach in evaluating pay-
and-performance alignment. Final alignment scores are determined by the weighted sum of up to five or six tests, depending on the region, each with their own severity rating. Overall scores and ratings range as follows:
•Severe Concern: 0 to 20 points
•High Concern: 21 to 40 points
•Medium Concern: 41 to 60 points
•Low Concern: 61 to 80 points
•Negligible Concern: 81 to 100 points
The model utilizes three to five quantitative tests (depending on region and company-specific factors) and one qualitative downward modifier. The quantitative tests measure pay (primarily granted pay in North America, vested pay in Europe, and incentive outcomes in Australia) against TSR and financial performance, and the stringency of incentive plans for top executives.
Separately, a specific comparison between the company’s executive pay levels and its peers’ executive pay levels may be discussed in the analysis for additional insight into the score. Likewise, a specific comparison between the company’s performance and its peers’ performance may be reflected in the analysis for further context.
Companies that demonstrate a weaker link (an overall rating of “Severe Concern” or “High Concern”) are more likely to receive a negative recommendation under the Benchmark Policy; however, other qualitative factors are considered in developing recommendations, as each company is reviewed on a case-by-case basis. These additional factors include, but are not limited to: (i) the overall incentive structure; (ii) the trajectory of the program and any disclosed future changes; (iii) the operational, economic and business context for the year in review; (iv) the relevance of selected performance metrics; and (v) reasonable long-term payout levels. These factors may provide sufficient rationale for the Benchmark Policy to recommend in favor of a proposal even if there is an identified disconnect between pay and performance.
A proprietary methodology is utilized to determine peer groups used in the pay-for-performance scores that considers both market and industry peers. Since the peer group is based on an independent, proprietary technique, it will often differ from the one used by the company which, in turn, could affect the resulting analyses. While Glass Lewis’s independent, rigorous methodology provides a valuable perspective on the company’s compensation program, the company’s self-selected peer group may also be presented in the Proxy
Paper for comparative purposes and for supplemental analyses.
Further information and methodology is available at www.glasslewis.com/corporate-solutions/2026-pay-for-
performace-updates.
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Non-Executive Director Compensation
Non-executive directors should receive appropriate types and levels of compensation for the time and effort they spend serving on the board and its committees. Director fees should be competitive in order to retain and attract qualified individuals, but not at a level that represents an excessive financial cost to a company and/or may compromise the objectivity of non-executive directors. The Benchmark Policy supports compensation plans that include non-performance-based equity awards. Glass Lewis compares the costs of these plans to the plans of peer companies with similar market capitalizations in the same country to help inform its judgment on this issue.
Retirement Benefits for Non-Executive Directors
The Benchmark Policy will typically recommend voting against proposals to grant retirement benefits to non-
executive directors. Such extended payments can impair the objectivity and independence of these board members. Directors should receive adequate compensation for their board service through initial and annual fees.
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Governance Structure
Amendments to the Articles of Association
The Benchmark Policy evaluates proposed amendments to a company’s articles of association on a case-by-case basis. Many investors are opposed to the practice of bundling several amendments under a single proposal because it prevents shareholders from evaluating each amendment on its own merits. In such cases, each change is analyzed individually and the Benchmark Policy will recommend voting for the proposal only when it is concluded that the amendments on balance are in the best interests of shareholders.
Virtual Meetings
Many investors believe that virtual meeting technology can be a useful complement to a traditional, in-person shareholder meeting by expanding participation of shareholders who are unable to attend a shareholder meeting in person. However, meetings at which shareholders are not permitted to attend in person can curb the ability of a company's shareholders to participate in the meeting and meaningfully communicate with company management and directors.
Where companies are convening a meeting at which in-person attendance of shareholders is limited, the
Benchmark Policy expects companies to set and disclose clear procedures at the time of convocation regarding:
i)When, where, and how shareholders will have an opportunity to ask questions related to the subjects normally discussed at the annual meeting, including a timeline for submitting questions, types of appropriate questions, and rules for how questions and comments will be recognized and disclosed to shareholders;
ii)In particular where there are restrictions on the ability of shareholders to question the board during the meeting - the manner in which appropriate questions received during the meeting will be addressed by the board; this should include a commitment that questions which meet the board’s guidelines are answered in a format that is accessible by all shareholders, such as on the company’s
AGM or investor relations website;
iii)The procedure and requirements to participate in the meeting and access the meeting platform; and
iv)Technical support that is available to shareholders prior to and during the meeting.
In egregious cases where inadequate disclosure of the aforementioned has been provided to shareholders at the time of convocation, the Benchmark Policy will generally recommend that shareholders hold the board or relevant directors accountable.
Depending on a company’s governance structure, country of incorporation, and the agenda of the meeting, this may lead to recommendations that shareholders vote against members of the governance committee (or equivalent; if up for re-election); the chair of the board (if up for re-election); and/or other agenda items concerning board composition and performance as applicable (e.g. ratification of board acts). The Benchmark
Policy analysis and voting recommendations will always take into account local laws, best practices, and disclosure standards when assessing a company’s performance on this issue.
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2026 International Benchmark Policy Guidelines
Anti-Takeover Measures
Multi-Class Share Structures
In line with CII’s Policies on Corporate Governance, ICGN’s Global Governance Principles and broad investor sentiment, each share of a company’s common stock should have one vote, companies should not have share classes with unequal voting rights, and certain shareholders should not have power or control disproportionate to their economic interests. Allowing one vote per share generally operates as a safeguard for common shareholders by ensuring that those who hold a significant minority of shares are able to weigh in on issues set forth by the board. Furthermore, many investors agree that the economic stake of each shareholder should match their voting power and that no small group of shareholders, family or otherwise, should have voting rights different from those of other shareholders. On matters of governance and shareholder rights, shareholders should have the power to speak and the opportunity to effect change. That power should not be concentrated in the hands of a few for reasons other than economic stake.
Accordingly, the Benchmark Policy typically recommends that shareholders vote in favor of recapitalization proposals to eliminate multi-class share structures. Similarly, it will generally recommend voting against proposals to adopt a new class of stock with different voting powers.
The Benchmark Policy will generally recommend that shareholders vote against (a) certain director(s) and/or other relevant agenda items at a North American or European company that adopts a multi-class share structure with unequal voting rights in connection with an IPO, spin-off, or direct listing within the past year if the board:
(i) did not also commit to submitting the multi-class structure to a shareholder vote at the company’s first shareholder meeting following the IPO; or (ii) did not provide for a reasonable sunset of the multi-class structure
(generally seven years or less). The approach of the Benchmark Policy toward companies with existing multi-
class share structures with unequal voting varies between regions and is dependent on, inter alia, local market practice and legislation, as well as an assessment of whether evidence exists that the share structure is contributing to poor governance or the suppression of minority shareholder concerns.
Poison Pills (Shareholder Rights Plans)
Many investors view poison pill plans unfavorably. They can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-
out premium for their stock.
Generally, boards should be given wide latitude in directing the activities of the company and charting the company’s course. However, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, shareholders should be allowed to vote on whether or not they support such a plan’s implementation.
The Benchmark Policy typically recommends that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium. In certain limited circumstances, l the Benchmark Policy may recommend that shareholders support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what is assessed to be a reasonable ‘qualifying offer’ clause.
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Supermajority Vote Requirements
Many investors believe that supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to shareholder interests.
Where a company seeks to abolish supermajority voting requirements, this will be evaluated on a case-by-case basis. In many instances, amendments to voting requirements may have a deleterious effect on shareholders’
rights where a company has a large or controlling shareholder. Therefore, the analysis will take into account additional factors including: shareholder structure; quorum requirements; impending transactions – involving the company or a major shareholder – and any internal conflicts within the company.
Increase in Authorized Shares
Adequate capital stock available for issuance is important to the operation of a company. The Benchmark Policy will generally support proposals when a company could reasonably use the requested shares for financing, stock splits and stock dividends. While having adequate shares to allow management to make quick decisions and effectively operate the business is critical, many investors prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of large pools of unallocated shares available for any purpose.
In general, the Benchmark Policy will support proposals to increase authorized shares up to 100% of the number of shares currently authorized unless, after the increase the company would be left with less than 30% of its authorized shares outstanding. In markets where such authorities typically also authorize the board to issue new shares without separate shareholder approval, the policy described below on the issuance of shares is applied.
Issuance of Shares
Issuing additional shares can dilute existing holders in some circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where the company has not disclosed a detailed plan for use of the proposed shares, or where the number of shares requested are excessive, the Benchmark Policy typically recommends against the issuance. In the case of a private placement, also it will also be considered whether the company is offering a discount to its share price.
In general, the Benchmark Policy will support proposals to authorize the board to issue shares (with preemptive rights) when the requested increase is equal to or less than the current issued share capital. This authority should generally not exceed five years. In accordance with differing market best practice, in some countries, if a proposal seeks to issue shares exceeding 33% of issued share capital, the company should explain the specific rationale, which is analyzed on a case-by-case basis.
The Benchmark Policy will also generally support proposals to suspend preemptive rights for a maximum of
5-20% of the issued ordinary share capital of the company, depending on best practice in the country in which the company is located. This authority should not exceed five years, or less for some countries.
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2026 International Benchmark Policy Guidelines
Repurchase of Shares
The Benchmark Policy will recommend voting in favor of a proposal to repurchase shares when the plan includes the following provisions: (i) a maximum number of shares which may be purchased (typically not more than
10-20% of the issued share capital); and (ii) a maximum price which may be paid for each share (as a percentage of the market price). The Benchmark Policy may support a larger proposed repurchase program where the terms of the program stipulate that repurchased shares must be cancelled.
Shareholder Proposals
The Benchmark Policy seeks to promote governance structures that protect shareholders, support effective ESG oversight and reporting, and encourage director accountability. Accordingly, it places a significant emphasis on promoting transparency, robust governance structures and companies’ responsiveness to and engagement with shareholders. As such it generally supports proposals that encourage transparency in how companies are mitigating material ESG risks, including those related to climate change, human capital management, and stakeholder relations. To that end, the Benchmark Policy evaluates all shareholder proposals on a case-by-case basis with a view to protecting long-term shareholder value. While it is generally supportive of those that promote board accountability, shareholder rights, and transparency, it considers all proposals in the context of a company’s unique operations and risk profile.
For a detailed review of the Benchmark Policy approach to compensation, environmental, social, and governance shareholder proposals, please refer to the Benchmark Policy Guidelines for Shareholder Proposals &
ESG-Related Issues, available at www.glasslewis.com/voting-policies-current/.
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Overall Approach to
Environmental, Social & Governance
The Benchmark Policy evaluates all environmental and social issues through the lens of long-term shareholder value. Shareholders are best served when companies consider material environmental and social factors in all aspects of their operations and when they are provided with disclosures that allow them to understand how these factors are being considered and how attendant risks are being mitigated. Governance is a critical factor in how companies manage environmental and social risks and opportunities, and the Benchmark Policy is of the view that a well-governed company will be generally managing these issues better than one without a governance structure that promotes board independence and accountability.
Part of the board’s role is to ensure that management conducts a complete risk analysis of company operations, including those that have financially material environmental and social implications Companies can face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight thereof. Therefore, in cases where the board or management has neglected to take action on a pressing issue that could negatively impact shareholder value, the Benchmark Policy promotes companies taking necessary actions in order to effect changes that will safeguard shareholders’ financial interests.
Given the importance of the role of the board in executing a sustainable business strategy that allows for the realization of environmental and social opportunities and the mitigation of related risks, relating to environmental risks and opportunities, the Benchmark Policy seeks to promote governance structures that protect shareholders and promote director accountability. When management and the board have displayed disregard for environmental or social risks, have engaged in egregious or illegal conduct, or have failed to adequately respond to current or imminent environmental and social risks that threaten shareholder value, the
Benchmark Policy will consider holding directors accountable. In such instances, it will generally recommend against responsible members of the board that are specifically charged with oversight of the issue in question.
When evaluating environmental and social factors that may be relevant to a given company, the Benchmark
Policy does so in the context of the financial materiality of the issue to the company’s operations. Companies in all industries face risks associated with environmental and social issues. However, these risks manifest themselves differently at each company as a result of its operations, workforce, structure, and geography, among other factors. Accordingly, the Benchmark Policy places a significant emphasis on the financial implications of a company’s actions with regard to impacts on its stakeholders and the environment.
When evaluating environmental and social issues, the Benchmark Policy examines companies’:
Direct environmental and social risk — Companies should evaluate financial exposure to direct environmental risks associated with their operations. Examples of direct environmental risks include those associated with oil or gas spills, contamination, hazardous leakages, explosions, or reduced water or air quality, among others. Social risks may include non-inclusive employment policies, inadequate human rights policies, or issues that adversely affect the company’s stakeholders. Further, firms should consider their exposure to risks emanating from a broad range of issues, over which they may have no or only limited control, such as insurance companies being affected by increased storm severity and frequency resulting from climate change.
Risk due to legislation and regulation — Companies should evaluate their exposure to changes or potential changes in regulation that affect current and planned operations. Regulation should be carefully monitored in all
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jurisdictions in which the company operates. The Benchmark Policy looks closely at relevant and proposed legislation and evaluates whether the company has responded proactively.
Legal and reputational risk — Failure to take action on important environmental or social issues may carry the risk of inciting negative publicity and potentially costly litigation. While the effect of high-profile campaigns on shareholder value may not be directly measurable, it is prudent for companies to carefully evaluate the potential impacts of the public perception of their impacts on stakeholders and the environment. When considering investigations and lawsuits, the Benchmark Policy is mindful that such matters may involve unadjudicated allegations or other charges that have not been resolved. The Benchmark Policy will not assume the truth of such allegations or charges or that the law has been violated. Instead, it focuses more broadly on whether, under the particular facts and circumstances presented, the nature and number of such concerns, lawsuits or investigations reflects on the risk profile of the company or suggests that appropriate risk mitigation measures may be warranted.
Governance risk — Inadequate oversight of environmental and social issues carries significant risks to companies. When leadership is ineffective or fails to thoroughly consider potential risks, such risks are likely unmitigated and could thus present substantial risks to the company, ultimately leading to loss of shareholder value.
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2026 International Benchmark Policy Guidelines
About Glass Lewis
Glass Lewis is the world’s choice for governance solutions. We enable institutional investors and publicly listed companies to make informed decisions based on research and data. We cover 30,000+ meetings each year, across approximately 100 global markets. Our team has been providing in-depth analysis of companies since
2003, relying solely on publicly available information to inform its policies, research, and voting recommendations.
Our customers include the majority of the world’s largest pension plans, mutual funds, and asset managers, collectively managing over $40 trillion in assets. We have teams located across the United States,
Europe, and Asia-Pacific giving us global reach with a local perspective on the important governance issues.
Investors around the world depend on Glass Lewis’ Viewpoint platform to manage their proxy voting, policy implementation, recordkeeping, and reporting. Our industry leading Proxy Paper product provides comprehensive research weeks ahead of voting deadlines. Public companies can also use our innovative Report
Feedback Statement to deliver their opinion on our proxy research directly to the voting decision makers at every investor client in time for voting decisions to be made or changed.
The research team engages extensively with public companies, investors, regulators, and other industry stakeholders to gain relevant context into the realities surrounding companies, sectors, and the market in general. This enables us to provide the most comprehensive and pragmatic insights to our customers.
Join the Conversation
Glass Lewis is committed to ongoing engagement with all market participants.
info@glasslewis.com    |      www.glasslewis.com
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2026 International Benchmark Policy Guidelines
Connect with Glass Lewis
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2026 International Benchmark Policy Guidelines
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This document is intended to provide an overview of Glass Lewis’ proxy voting guidelines. It is not intended to be exhaustive and does not address all potential voting issues. Glass Lewis’ proxy voting guidelines, as they apply to certain issues or types of proposals, are further explained in supplemental guidelines and reports that are made
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